UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2016 to September 30, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2016
Classes A, B, C, I, O, P*, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

*
Patent Pending

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Economic growth, interest rates and the president-elect
Dear Shareholder,
Speculation about a December interest rate hike began almost immediately after the U.S. Federal Reserve Board’s (“Fed”) decision to keep rates unchanged in September. Regardless of what the Fed announces in December, we believe the more significant story is that unconventional policy tools are here to stay. During September, the European Central Bank (“ECB”) expressed reluctance to commit to new stimulus, saying it would reassess its bond-buying program to ensure it didn’t run out of assets to purchase or hurt banks with negative interest rates. Faced with upset in the financial markets, however, the ECB recanted and declared it stood ready to boost bond buying if needed.
Central bank struggles to induce demand and inflation through monetary policy may pave the way for fiscal stimulus, which is on the table again after nearly a decade of austerity. Japan has introduced a stimulus plan worth 28 trillion yen, and fiscal spending is an agenda item for the U.S. president-elect. Enhancing economic growth will be difficult regardless of the president’s approach, and generating investment returns may become more challenging.
As we await future Fed decisions, the international economic landscape of negative rates and intermittent volatility may ignite concerns to take action. Against this backdrop, investors should prepare for the unexpected as they seek to reach their goals. At Voya Investment Management, we believe the best way to mitigate these unknowns is to hold a broadly diversified portfolio and maintain a disciplined approach to investing. Before you make any changes to your portfolio, seek advice from your investment advisor.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 25, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2016

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having risen nearly 12% in the previous seven weeks. With some turmoil along the way, the Index managed to build on this gain to end up 6.11% for the fiscal half-year. (The Index returned 5.92% for the six-months ended September 30, 2016, measured in U.S. dollars.)
Intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. The outlook was no better in the rest of the developed world where negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.
China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices seemed to reach their nadir on February 11 before rebounding. There was no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Some major oil producing nations announced their intent to restrict output, which might put a floor under oil prices.
It is a measure of the changed market sentiment in the new fiscal year that when the talks among major oil producers to curtail production collapsed in mid-April, an immediate 7% fall in the price of a barrel of oil was recovered within a day.
In fact, the financial press at this time made much of the uncertainties surrounding markets, not least the uncertainty of sentiment itself. The Wall Street Journal in May wrote about the “contradictions and confusion” involved in the recent rally in risk assets, citing years of distortive central bank stimulus. Bloomberg frequently commented on the mounting trillions of dollars’ worth of investment grade bonds carrying negative yields.
Still, by the end of May, the domestic economy was delivering some more encouraging data. For the latest month, retail sales rose 1.3%; consumer prices rose 0.4%, the most in more than three years; housing starts jumped 6.6%; and industrial production rose 0.7%.
FOMC officials started talking about two to three rate increases in 2016, as faint U.S. gross domestic product growth in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were likely to demand their own referendum. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Perhaps some investors felt that central banks would intensify their monetary stimulus. If so, the U.S. still seemed to be moving in the opposite direction. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again raising the prospect of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.68% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-indexadded 1.81%, but its long-term subsector advanced 6.06% as the yield curve flattened. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 5.03%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 11.38%.
U.S. equities, represented by the S&P 500® index including dividends, rose 6.40% in the six-months through September. The rebounding energy sector did best, returning 14.14%. The utilities sector was the weakest, up 0.49%. Late in the period, high-yielding “bond-proxy” sectors like utilities and telecoms weakened in favor of technology in particular. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.
In currencies, the dollar added just 1.30% against the euro, moving in a narrow range throughout the period. The dollar gained 10.66% on the pound, all of it after Britain’s vote to leave the EU, but lost 9.07% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.
In international markets, the MSCI Japan® Index slipped 1.17%, probably reflecting the balance of improved prospects for China against the concern over the rising yen. The MSCI Europe ex UK® Index rose 3.89%. A sizeable loss in June due to Britain’s vote was almost exactly recovered in July and August. The MSCI UK® Index climbed 14.20%, its big multinational members actually benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2016 (as a percentage of net assets)

U.S. Government Agency Obligations	71.2%
Collateralized Mortgage Obligations	50.0%
U.S. Treasury Obligations	2.0%
Commercial Mortgage-Backed Securities	1.3%
Asset-Backed Securities	0.9%
Liabilities in Excess of Other Assets	(25.4)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the six-month period ended September 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.40%, which included $0.04 per share return of capital, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Barclays GNMA”), which returned 1.54%, for the same period.
Portfolio Specifics: 2016 has seen little movement in U.S. economic fundamentals or policy direction. On the other hand, destabilizing events overseas led to bouts of market volatility. One event in particular included the Brexit vote in June, which has been a significant contributor to strong performance in U.S. assets. Agency and GNMA mortgage-backed securities were among the beneficiaries with excess returns of 0.83% and 0.81%, respectively.
The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. During this period of increased volatility, the Fund remained positioned for a modest rise in interest rates along with better carry in higher coupon, premium mortgage-backed securities (“MBS”) cash flows. Premium collateralized mortgage obligation (“CMO”) cash flows provided much of the gross outperformance during the period (0.35% excess return) as these securities offer higher carry (coupon less amortization) than comparable, generic GNMA pools. Rates traded through a wide range over the period, however day-to-day volatility was suppressed and rates finished the period modestly lower. Duration and yield curve position detracted 0.006% in performance over the period. Additional modest excess returns during the period were provided through tactical trading of the basis and relative value positions in certain specified pools with lower prepayment experience than Index positions.
The Fund only uses Treasury futures to seek to hedge exposure to interest rate risk. The impact of Treasury futures hedging activity should only be viewed in terms of overall portfolio duration and curve differences to the Index. As stated above, the contribution of returns considering duration and yield curve was negative 0.006% for the period. Outright, the futures hedging had a minimal impact on the Fund’s performance.
Current Strategy & Outlook: Nearly a full year after the initial federal funds rate hike, the U.S. economy remains in a holding pattern with future expectations for policy being carefully managed by the U.S. Federal Reserve Board (“Fed”). The current base case in the market is for a second increase in the federal funds rate before the end of 2016; however, forward guidance over the past six months has incrementally reduced long-term expectations of domestic economic growth (i.e. “The dots”).
Dovish signaling from the Fed has been a positive for MBS, and ongoing stability in rate markets has improved the willingness of investors to continue buying MBS. In addition, with U.S. rates significantly higher than other developed economies, MBS have been able to provide foreign investors with yields much higher than they could achieve locally.
Spread levels on MBS have tightened in considerably over the period. The Option-Adjusted Spread of production MBS over Treasuries is near all-time tights, leaving little room for additional fundamental tightening. However, continued Fed reinvestment of paydowns and low/negative global rates provide a strong technical environment for Agency MBS through year end.
With this in mind, we continue to manage the Fund seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified Ginnie Mae pools and CMOs that we believe provide attractive current income while minimizing prepayment risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of September 30, 2016 (as a percentage of net assets)

Communications	19.7%
Consumer, Non-cyclical	19.1%
Consumer, Cyclical	15.4%
Energy	10.5%
Industrials	9.5%
Basic Materials	7.2%
Financials	5.9%
Technology	5.8%
Utilities	1.7%
Diversified	0.4%
Retailers (Except Food & Drug)	0.4%
Conglomerates	0.2%
Steel	0.2%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.41%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 11.38%, for the same period.
Portfolio Specifics: Our underweight of the energy and metals & mining sectors negatively impacted performance as these sectors continued to rally back from the sharp sell-off of late 2015/early 2016. The return of these sectors was largely driven by the fallen angel names that were downgraded from investment grade (Transocean, Williams, Freeport-McMoRan) and those that were bordering on default as commodity prices plunged, but who were able to manage their capital structures to avoid bankruptcy (Chesapeake, Cliffs, Denbury). Away from commodities, the largest negative was in media & entertainment, where the television broadcasters we own lagged on concern about slowing political spending even as lower quality credits such as iHeart Media rallied. In the technology sector, the bonds of Aspect Software, which filed bankruptcy in March, traded down sharply after bondholders lost a valuation fight with first lien lenders in bankruptcy court. Positives in the period included our underweight to financials (tighter trading financials underperformed in the strong rally) and security selection in industrials (holdings such as Unifrax and Apex Tools recovered as earnings in the industrial space began to stabilize).
Top Ten Holdings as of September 30, 2016* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.7%
HCA, Inc., 5.375%, 02/01/25	0.6%
First Data Corp., 7.000%, 12/01/23	0.6%
HCA Holdings, Inc., 6.250%, 02/15/21	0.6%
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	0.6%
MPH Acquisition Holdings LLC, 7.125%, 06/01/24	0.5%
Sprint Corp., 7.250%, 09/15/21	0.5%
PetSmart, Inc., 7.125%, 03/15/23	0.5%
WPX Energy, Inc., 6.000%, 01/15/22	0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: We continue to believe the U.S. economic recovery will persist, but that the pace of growth will remain frustratingly slow. In this environment, we expect the U.S. Federal Reserve Board to move only very gradually to raise interest rates, even if they hike in December. Recent increases in energy and commodity prices may not be fully sustainable, but signs that supply is adjusting provide reason to believe we will not revisit the lows of early 2016. This presents a reasonable environment for credit, where we expect modest growth in profitability to match modest debt growth, leaving credit metrics largely unchanged over the next couple quarters. Our concerns remain largely in the macro environment — the U.S. election, Europe/Brexit (likely a 2017 worry), and China (perhaps farther in the future). In this scenario, high yield spreads near a 5.00% Treasury yield spread are reasonably attractive, though we expect volatility to increase periodically as these macro issues surface from time to time.
We believe the Fund is well positioned for the environment described above. In keeping with our base case of U.S. economic recovery, we maintain our slight U.S. consumer-focused cyclical bias and an overweight to single-B profile credits (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). We have reduced our underweight to the energy sector as the supply/demand outlook has become more balanced; the sectors we are overweight include those that benefit from increased consumer discretionary income, such as retailers and media & entertainment, and more defensive sectors such as food & beverage and packaging.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales chargesand incurs no operating expenses. An investor cannot invest directly in an index.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	33.4%
U.S. Treasury Obligations	23.4%
U.S. Government Agency Obligations	22.2%
Collateralized Mortgage Obligations	15.0%
Asset-Backed Securities	6.7%
Foreign Government Bonds	1.6%
Liabilities in Excess of Other Assets*	(2.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.66% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Barclays U.S. Aggregate Bond”), which returned 2.68% for the same period.
Portfolio Specifics: The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Asset allocation was the primary driver of results. Security selection also boosted performance.
Our overweight to investment grade bonds versus an underweight to Treasuries contributed to the performance. Within investment grade securities, higher than expected supply continued to be easily absorbed by large flows into the asset class. Demand from non-U.S. investors was robust given the attractive yield differential and relative safety of investment grade corporate bonds. The U.S. credit markets remain the primary source for yield across the globe. We believe low global yields should sustain demand in the near term. We view investment grade bond valuations as mildly attractive in the context of improved growth sentiment. Corporate sales and profit growth remain weak, but a depreciating U.S. dollar could alleviate some pressures. Leverage continues to increase, but is most prevalent within low-leverage or less-cyclical industries. We are watching for signs of broader margin pressures from wage growth upticks. While we expect spread tightening to take a breather given continued heavy new issue supply, we believe the strong underlying technical picture should be supportive of corporate bond spreads into year end.
Our allocations to high yield bonds and emerging market debt benefited the Fund. We maintained our allocation to high yield corporates while continuing to focus on higher quality securities. High yield spreads in the low 5.00% range, excluding energy and metals, seem reasonably attractive given our belief that the credit cycle is not rolling over. Within emerging market (“EM”) debt, we favor yield offered by EM sovereign and corporates. The emerging markets sector of the Index had positive excess returns over the quarter, driven by a sustained rally through August.
We increased our allocation to U.S.-centric non-agency residential mortgage-backed securities (“RMBS”). Our non-agency RMBS exposure was very favorable over the period, driven by our credit risk transfer bonds. Our view was that legacy, non-agency RMBS would continue to command the most balanced buying and selling. Fundamentals are supportive with increased prepayments, lower defaults and stable loss severities.
Asset-backed securities (“ABS”) also boosted performance. ABS fundamentals remained strong, fueled by a relatively well positioned consumer, access to non-mortgage credit and supportive labor market conditions. Our agency mortgage positions were less favorable during the period. We tactically traded our agency mortgage positions throughout the period based on valuations. Agency mortgages have been surprisingly resilient, fueled by range-bound interest rates and strong demand for high quality assets. They were further supported by suppressed levels of volatility. Overall our contribution to performance from the mortgage sector was slightly negative, driven by our allocation to collateralized mortgage obligations.
Top Ten Holdings as of September 30, 2016 (as a percentage of net assets)

United States Treasury Inflation Indexed Bond, 0.625%, 01/15/26	5.2%
United States Treasury Bond, 2.500%, 05/15/46	4.8%
United States Treasury Note, 0.750%, 09/30/18	3.7%
United States Treasury Note, 1.125%, 09/30/21	3.1%
United States Treasury Note, 0.875%, 09/15/19	2.9%
United States Treasury Note, 0.750%, 08/31/18	1.2%
Fannie Mae, 14.000%, 07/25/42	1.1%
United States Treasury Note, 1.375%, 08/31/23	1.0%
Fannie Mae, 4.000%, 05/01/45	0.9%
Freddie Mac, 4.500%, 05/15/38	0.8%
Portfolio holdings are subject to change daily.
Duration of U.S. interest rates generally stayed flat to the Index. The belly of the U.S. yield curve bear flattened. The Fund had a yield curve flattener trade on the 2-year and 10-year key rates. Contribution from yield curve trades was relatively small and overall rates return was neutral.
Swaps, options and futures where used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) strengthened the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: Central bank accommodation appears to be intact, with the market reacting positively to actions from the U.S. Federal Reserve Board (“Fed”). At the U.S. central bank’s September meeting, the Fed’s announcement was to keep rates unchanged while retaining a bias to hike rates later on in the year. Fed Chair Yellen and other Fed members have cited firming data as support for resuming the gradual hiking path. We expect U.S. growth to slow in the second half of 2016, but real income growth, household formation and consumption is durable enough to avoid a recession in 2016/2017. Second quarter gross domestic product was 1.4% annualized, while productivity continued to remain low at -0.6% quarter over quarter. While the near term outlook for growth remains subdued, the longer term potential growth that could be facilitated by improved fiscal, tax and regulatory policies is substantial. The shift in developed economies toward more populist oriented political agendas will continue until the perception of government effectiveness increases and until income distribution is viewed to be more balanced. The combination of lower central bank efficacy and lower absolute levels of global growth lead to higher levels of market volatility. Poor liquidity within fixed income markets only exacerbates this influence.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of September 30, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	44.0%
U.S. Treasury Obligations	14.1%
Collateralized Mortgage Obligations	11.3%
Asset-Backed Securities	8 .8%
U.S. Government Agency Obligations	6 .7%
Assets in Excess of Other Liabilities*	15.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2016, the Fund’s Class A shares provided a total return of 0.91% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 0.69%, for the same period.
Portfolio Specifics: Asset allocation was the primary driver of results which offset less favorable security selection. Duration and yield curve management provided neutral results.
We maintained an overweight to investment grade credit versus an underweight to Treasuries. Our positive asset allocation results offset less favorable security selection. Higher than expected supply continued to be easily absorbed by large flows into the asset class. Demand from non-U.S. investors was robust given the attractive yield differential and relative safety of investment grade corporate bonds. The U.S. credit markets remain the primary source for yield across the globe. We believe low global yields should sustain demand in the near term. We view investment grade valuations as mildly attractive in the context of improved growth sentiment. Corporate sales and profit growth remain weak, but a depreciating U.S. dollar could alleviate some pressures. Leverage continues to increase, but is most prevalent within low-leverage or less-cyclical industries. We are watching for signs of broader margin pressures from wage growth upticks. While we expect spread tightening to take a breather into continued heavy new issue supply, we believe the strong underlying technical picture should be supportive of corporate bond spreads into year end.
Our allocation to high yield corporates benefitted the portfolio. We continued to focus on higher quality names. High yield spreads in the low 5.00% range, excluding energy and metals, seem reasonably attractive given our belief that the credit cycle is not rolling over.
Overweights to asset-backed securities and commercial mortgage-backed securities (“CMBS”) also contributed to relative performance. Asset-backedsecurities fundamentals remained strong, fueled by a relatively well positioned consumer, access to non-mortgage credit and supportive labor market
Top Ten Holdings as of September 30, 2016* (as a percentage of net assets)

United States Treasury Note, 0.750%, 09/30/18	8.5%
United States Treasury Note, 0.875%, 09/15/19	3.0%
United States Treasury Note, 0.750%, 08/31/18	1.4%
Bank of America Corp., 2.600%, 01/15/19	0.9%
Ginnie Mae, 7.124%, 04/20/39	0.8%
United States Treasury Note, 1.375%, 08/31/23	0.8%
Muir Grove CLO Ltd. 2007-1A C, 3.715%, 03/25/20	0.7%
Bear Stearns Commercial Mortgage Securities, 5.471%, 01/12/45	0.7%
Fannie Mae, 5.000%, 07/25/24	0.7%
Microsoft Corp., 1.300%, 11/03/18	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
conditions. We retained our positive tactical outlook for CMBS on favorable near-term technical factors. CMBS spreads remain attractive relative to corporates and collateralized loan obligations. The CMBS sector outperformed both Treasuries and the broader index over the reporting period and our allocation contributed positively to the portfolio’s performance. We maintain a positive tactical outlook for CMBS as we believe improving underwriting standards and attractive relative value position the asset class to outperform over the near term. Demand for CMBS has improved with higher benchmark rates and the successful introduction of the first risk retention compliant deal.
Swaps, options and futures where used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) detracted from the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: Central bank accommodation appears to be intact, with the market reacting positively to actions from the U.S. Federal Reserve Board (“Fed”). At the U.S. central bank’s September meeting, the Fed’s announcement was to keep rates unchanged while retaining a bias to hike rates later on in the year. Fed Chair Yellen and other Fed members have cited firming data as support for resuming the gradual hiking path. We expect U.S. growth to slow in the second half of 2016, but we believe real income growth, household formation and consumption is durable enough to avoid a recession in 2016/2017. Second quarter gross domestic product was 1.4% annualized, while productivity continued to remain low at -0.6% quarter over quarter. While the near term outlook for growth remains subdued, the longer term potential growth that could be facilitated by improved fiscal, tax and regulatory policies is substantial. In our opinion, the shift in developed economies toward more populist oriented political agendas will continue until the perception of government effectiveness increases and until income distribution is viewed to be more balanced. The combination of lower central bank efficacy and lower absolute levels of global growth lead to higher levels of market volatility. Poor liquidity within fixed income markets only exacerbates this influence.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2016 (as a percentage of net assets)

Collateralized Mortgage Obligations	33.4%
Loans	24.3%
Corporate Bonds/Notes	10.8%
U.S. Government Agency Obligations	8.6%
Asset-Backed Securities	7.8%
U.S. Treasury Obligations	0.0%
Assets in Excess of Other Liabilities*	15.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.62% compared to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 0.31%, for the same period.
Portfolio Specifics: Despite some brief periods of volatility, mainly in June following the “Brexit” vote, investor risk appetite was strong during the reporting period. This supported both equities and fixed income spread sectors. While growth in the U.S. was far from robust, the economy continued to expand and inflation was well contained. Against this backdrop, the U.S. Federal Reserve Board (“Fed”) kept rates on hold and central banks outside the U.S. generally remained highly accommodative. Given the low interest rate environment, investor demand for higher yielding securities remained intact.
Top Ten Holdings as of September 30, 2016* (as a percentage of net assets)

Freddie Mac 2711 FC, 1.424%, 02/15/33	2.5%
Fannie Mae 2011-47 GF, 1.095%, 06/25/41	1.2%
Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 3.232%, 09/25/36	1.2%
Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.003%, 10/25/36	0.9%
Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.005%, 02/10/51	0.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	0.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	0.8%
Alternative Loan Trust 2005-23CB, 5.500%, 07/25/35	0.8%
LB-UBS Commercial Mortgage Trust 2007-C1, 5.484%, 02/15/40	0.8%
LCM XIII L.P. 13A D, 4.488%, 01/19/23	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Fund outperformed the Index during the reporting period. The most significant contributor to performance was the Fund’s allocation to bank loans. They were supported by strong demand from investors looking to generate incremental income in the low interest rate environment. The Fund’s allocations to agency and non-agency mortgage-backed securities, to credit-risk-transfer securities and to commercial mortgage-backed securities were also additive to results, as was a small exposure to high yield bonds. Elsewhere, the Fund’s duration or interest-rate risk positioning, was beneficial. In particular, having a duration that was longer than that of the Index was rewarded as intermediate- and longer-term yields declined over the reporting period. They rebounded over the reporting period as oil prices moved higher.
The Fund used interest rate futures and swaps to seek to manage duration and yield-curve risks. While the Fund benefited from its duration positioning overall, the use of these derivatives was a headwind for results as they served to slightly shorten the Fund’s duration. The Fund also used futures on the VIX, or market volatility index, to help manage Fund volatility. Overall, the impact of derivatives was a modest positive over the period.
Current Strategy & Outlook: We expect the U.S. economy will continue to grow, albeit at a relatively tepid pace, with gross domestic product perhaps around 1.5% in the coming year. Against this backdrop, we believe the Fed will be extremely patient in terms of raising rates. While the Fed could raise rates another 0.25% at its meeting in December 2016, we do not feel it will have a material impact on the credit market. Overall, we remain constructive regarding the outlook for credit, as we do not believe we’re nearing the end of the current cycle. In addition, we are not overly concerned about the amount of leverage in the credit market overall.
Finally, while market volatility was fairly muted during the reporting period, we anticipate that it could be elevated at times in the coming months. This could be driven by a number of factors, including geopolitical issues.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2016*	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2016*
Voya GNMA Income Fund
Class A	$1,000.00	$1,014.00	0.91%	$4.59	$1,000.00	$1,020.51	0.91%	$4.61
Class B	1,000.00	1,010.70	1.66	8.37	1,000.00	1,016.75	1.66	8.39
Class C	1,000.00	1,010.80	1.66	8.37	1,000.00	1,016.75	1.66	8.39
Class I	1,000.00	1,015.60	0.63	3.18	1,000.00	1,021.91	0.63	3.19
Class W	1,000.00	1,015.40	0.66	3.33	1,000.00	1,021.76	0.66	3.35
Voya High Yield Bond Fund
Class A	$1,000.00	$1,084.10	1.03%	$5.38	$1,000.00	$1,019.90	1.03%	$5.22
Class B	1,000.00	1,081.50	1.78	9.29	1,000.00	1,016.14	1.78	9.00
Class C	1,000.00	1,081.50	1.78	9.29	1,000.00	1,016.14	1.78	9.00
Class I	1,000.00	1,086.10	0.68	3.56	1,000.00	1,021.66	0.68	3.45
Class P	1,000.00	1,090.70	0.06	0.31	1,000.00	1,024.77	0.06	0.30
Class R	1,000.00	1,084.10	1.28	6.69	1,000.00	1,018.65	1.28	6.48
Class R6(1)	1,000.00	1,026.90	0.65	1.05	1,000.00	1,006.91	0.65	3.27
Class W	1,000.00	1,085.30	0.78	4.08	1,000.00	1,021.16	0.78	3.95

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2016*	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2016*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,036.60	0.65%	$3.32	$1,000.00	$1,021.81	0.65%	$3.29
Class B	1,000.00	1,032.80	1.40	7.13	1,000.00	1,018.05	1.40	7.08
Class C	1,000.00	1,032.80	1.40	7.13	1,000.00	1,018.05	1.40	7.08
Class I	1,000.00	1,038.30	0.32	1.64	1,000.00	1,023.46	0.32	1.62
Class O	1,000.00	1,036.60	0.65	3.32	1,000.00	1,021.81	0.65	3.29
Class R	1,000.00	1,035.30	0.90	4.59	1,000.00	1,020.56	0.90	4.56
Class R6	1,000.00	1,038.40	0.31	1.58	1,000.00	1,023.51	0.31	1.57
Class W	1,000.00	1,038.00	0.40	2.04	1,000.00	1,023.06	0.40	2.03
Voya Short Term Bond Fund
Class A	$1,000.00	$1,009.10	0.76%	$3.83	$1,000.00	$1,021.26	0.76%	$3.85
Class C	1,000.00	1,005.30	1.51	7.59	1,000.00	1,017.50	1.51	7.64
Class I	1,000.00	1,010.50	0.50	2.52	1,000.00	1,022.56	0.50	2.54
Class R	1,000.00	1,007.60	1.01	5.08	1,000.00	1,020.00	1.01	5.11
Class R6	1,000.00	1,010.70	0.47	2.37	1,000.00	1,022.71	0.47	2.38
Class W	1,000.00	1,010.30	0.51	2.57	1,000.00	1,022.51	0.51	2.59
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,036.20	1.06%	$5.41	$1,000.00	$1,019.75	1.06%	$5.37
Class C	1,000.00	1,032.60	1.81	9.22	1,000.00	1,015.99	1.81	9.15
Class I	1,000.00	1,038.50	0.68	3.47	1,000.00	1,021.66	0.68	3.45
Class R	1,000.00	1,035.10	1.31	6.68	1,000.00	1,018.50	1.31	6.63
Class R6	1,000.00	1,038.70	0.67	3.42	1,000.00	1,021.71	0.67	3.40
Class W	1,000.00	1,038.60	0.81	4.14	1,000.00	1,021.01	0.81	4.10

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was August 3, 2016. Expenses paid for the actual Fund’s return reflect the 58-day period ended September 30, 2016.

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2016 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,894,633,096	$664,695,763	$3,469,840,349
Short-term investments at fair value**	—	22,071,834	62,613,490
Total investments at fair value	$1,894,633,096	$686,767,597	$3,532,453,839
Cash	164,440,171	1,795,242	—
Cash collateral for futures	4,095,245	—	869,975
Cash pledged for centrally cleared swaps (Note 2)	—	—	3,238,000
Receivables:
Investment securities sold	19,482,111	1,284,274	74,369,047
Investment securities sold on a delayed-delivery or when-issued basis	37,451,406	—	39,945,848
Fund shares sold	8,434,193	4,158,261	11,738,755
Dividends	—	1,124	7,766
Interest	3,757,103	11,199,045	18,456,659
Variation margin receivable on centrally cleared swaps	—	—	457,825
Prepaid expenses	77,884	48,427	86,139
Other assets	26,423	8,719	48,432
Total assets	2,132,397,632	705,262,689	3,681,672,285
LIABILITIES:
Income distribution payable	404,445	87,498	585,706
Payable for investment securities purchased	—	9,953,944	72,138,703
Payable for investment securities purchased on a delayed-delivery or when-issued basis	617,194,907	—	158,776,255
Payable for fund shares redeemed	1,839,985	2,548,262	15,615,874
Payable upon receipt of securities loaned	—	—	39,216,364
Unrealized depreciation on OTC swap agreements	—	—	225,184
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	1,046,000	—	530,000
Payable for investment management fees	674,775	284,209	748,847
Payable for distribution and shareholder service fees	233,510	26,126	210,080
Payable to custodian due to bank overdraft	—	—	13,327
Payable to trustees under the deferred compensation plan (Note 6)	26,423	8,719	48,432
Payable for trustee fees	7,297	3,858	16,271
Other accrued expenses and liabilities	168,078	82,803	731,044
Total liabilities	621,595,420	12,995,419	288,856,087
NET ASSETS	$1,510,802,212	$692,267,270	$3,392,816,198
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,498,828,204	$718,565,418	$3,409,655,187
Distributions in excess of net investment income	(7,628,020)	(899,805)	(285,005)
Accumulated net realized loss	(1,223,896)	(41,476,718)	(81,776,728)
Net unrealized appreciation	20,825,924	16,078,375	65,222,744
NET ASSETS	$1,510,802,212	$692,267,270	$3,392,816,198
+ Including securities loaned at value	$—	$—	$38,303,065
* Cost of investments in securities	$1,873,954,919	$648,633,902	$3,402,974,836
** Cost of short-term investments	$—	$22,055,320	$62,652,191
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2016 (Unaudited) (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$611,780,102	$72,755,428	$543,258,239
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	70,950,582	9,045,975	52,701,086
Net asset value and redemption price per share†	$8.62	$8.04	$10.31
Maximum offering price per share (2.50%)(1)	$8.84	$8.25	$10.57
Class B
Net assets	$78,696	$141,955	$205,305
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,180	17,661	19,967
Net asset value and redemption price per share†	$8.57	$8.04	$10.28
Class C
Net assets	$132,678,791	$13,469,715	$33,431,029
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,466,261	1,675,183	3,248,102
Net asset value and redemption price per share†	$8.58	$8.04	$10.29
Class I
Net assets	$616,438,376	$231,847,061	$1,238,717,096
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	71,399,148	28,870,575	120,206,449
Net asset value and redemption price per share	$8.63	$8.03	$10.30
Class O
Net assets	n/a	n/a	$34,242,872
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,321,998
Net asset value and redemption price per share	n/a	n/a	$10.31
Class P
Net assets	n/a	$116,406,567	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	14,483,067	n/a
Net asset value and redemption price per share	n/a	$8.04	n/a
Class R
Net assets	n/a	$258,320	$162,900,063
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	32,102	15,783,347
Net asset value and redemption price per share	n/a	$8.05	$10.32
Class R6
Net assets	n/a	$131,868,638	$717,737,505
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	16,423,371	69,680,313
Net asset value and redemption price per share	n/a	$8.03	$10.30
Class W
Net assets	$149,826,247	$125,519,586	$662,324,089
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,333,816	15,583,272	64,339,862
Net asset value and redemption price per share	$8.64	$8.05	$10.29

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2016 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$111,302,027	$109,753,669
Short-term investments at fair value**	21,188,229	18,755,878
Total investments at fair value	$132,490,256	$128,509,547
Cash	111,333	171,337
Cash collateral for futures	116,798	515,399
Cash pledged for centrally cleared swaps (Note 2)	—	675,000
Foreign currencies at value***	51,708	—
Receivables:
Investment securities sold	—	1,594,359
Fund shares sold	508,220	37,373
Dividends	897	2,571
Interest	520,527	836,665
Unrealized appreciation on forward foreign currency contracts	—	423,165
Prepaid expenses	20,902	54,009
Reimbursement due from manager	9,474	21,408
Other assets	1,970	745
Total assets	133,832,085	132,841,578
LIABILITIES:
Income distribution payable	2,097	495,866
Payable for investment securities purchased	2,092,196	1,852,367
Payable for fund shares redeemed	153,369	14,023
Payable upon receipt of securities loaned	475,810	382,620
Unrealized depreciation on unfunded corporate loans	—	35
Unrealized depreciation on forward foreign currency contracts	—	558,943
Unrealized depreciation on OTC swap agreements	3,480	17,103
Variation margin payable on centrally cleared swaps	—	88,326
Payable for investment management fees	48,440	68,399
Payable for distribution and shareholder service fees	3,178	2,672
Payable to trustees under the deferred compensation plan (Note 6)	1,970	745
Payable for trustee fees	679	622
Other accrued expenses and liabilities	39,354	20,045
Total liabilities	2,820,573	3,501,766
NET ASSETS	$131,011,512	$129,339,812
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,542,641	$128,170,053
Undistributed (distributions in excess of) net investment income	(143,281)	931,531
Accumulated net realized loss	(1,826,358)	(1,571,691)
Net unrealized appreciation	438,510	1,809,919
NET ASSETS	$131,011,512	$129,339,812
+ Including securities loaned at value	$462,617	$372,437
* Cost of investments in securities	$110,910,570	$108,111,661
** Cost of short-term investments	$21,153,177	$18,755,785
*** Cost of foreign currencies	$55,805	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2016 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$10,545,127	$3,074,241
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,065,942	305,255
Net asset value and redemption price per share†	$9.89	$10.07
Maximum offering price per share (2.50%)(1)	$10.14	$10.33
Class C
Net assets	$1,383,894	$687,339
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	139,860	69,336
Net asset value and redemption price per share†	$9.89	$9.91
Class I
Net assets	$12,688,059	$9,348,804
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,282,446	923,375
Net asset value and redemption price per share	$9.89	$10.12
Class R
Net assets	$3,068	$3,810,714
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	310	381,295
Net asset value and redemption price per share	$9.89	$9.99
Class R6
Net assets	$105,570,429	$111,015,548
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	10,667,966	10,972,669
Net asset value and redemption price per share	$9.90	$10.12
Class W
Net assets	$820,935	$1,403,166
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	82,946	139,783
Net asset value and redemption price per share	$9.90	$10.04

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2016 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$10,206	$207,066
Interest	11,968,540	21,130,258	51,940,401
Securities lending income, net	—	—	340,441
Total investment income	11,968,540	21,140,464	52,487,908
EXPENSES:
Investment management fees	4,009,523	2,016,924	4,405,284
Distribution and shareholder service fees:
Class A	791,074	94,892	651,504
Class B	405	741	890
Class C	608,254	65,792	163,227
Class O	—	—	42,653
Class R	—	654	385,218
Transfer agent fees:
Class A	222,134	48,682	255,808
Class B	28	94	88
Class C	42,700	8,420	16,033
Class I	106,465	43,975	106,980
Class O	—	—	16,764
Class P	—	1,733	—
Class R	—	167	75,621
Class R6	—	485	1,465
Class W	47,660	66,443	306,763
Shareholder reporting expense	32,930	21,045	73,600
Registration fees	118,770	61,257	122,807
Professional fees	29,385	21,228	71,370
Custody and accounting expense	72,660	55,083	172,580
Trustee fees	21,891	11,575	48,814
Miscellaneous expense	30,623	13,792	82,884
Interest expense	—	88	3,563
Total expenses	6,134,502	2,533,070	7,003,916
Net waived and reimbursed fees	—	(332,832)	—
Net expenses	6,134,502	2,200,238	7,003,916
Net investment income	5,834,038	18,940,226	45,483,992
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,396,033	(1,524,858)	34,016,468
Foreign currency related transactions	—	(22)	74
Futures	(2,277,436)	—	6,955,709
Swaps	—	2,334	(9,933,979)
Written options	—	—	1,784,289
Net realized gain (loss)	15,118,597	(1,522,546)	32,822,561
Net change in unrealized appreciation (depreciation) on:
Investments	741,292	39,529,677	37,179,695
Futures	(345,015)	—	(262,745)
Swaps	—	—	6,012,458
Net change in unrealized appreciation (depreciation)	396,277	39,529,677	42,929,408
Net realized and unrealized gain	15,514,874	38,007,131	75,751,969
Increase in net assets resulting from operations	$21,348,912	$56,947,357	$121,235,961

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2016 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$8,323	$32,199
Interest	1,373,536	3,319,908
Securities lending income, net	5,335	3,337
Total investment income	1,387,194	3,355,444
EXPENSES:
Investment management fees	306,398	405,081
Distribution and shareholder service fees:
Class A	12,935	2,814
Class C	5,361	2,692
Class R	7	9,140
Transfer agent fees:
Class A	2,143	1,475
Class C	209	359
Class I	5,304	32
Class R	—	2,518
Class R6	173	216
Class W	150	457
Shareholder reporting expense	1,463	2,636
Registration fees	32,374	52,559
Professional fees	7,503	8,617
Custody and accounting expense	13,415	30,195
Trustee fees	2,037	1,864
Proxy and solicitation costs (Note 6)	—	17,875
Miscellaneous expense	9,036	7,547
Interest expense	59	—
Total expenses	398,567	546,077
Net waived and reimbursed fees	(54,749)	(107,528)
Net expenses	343,818	438,549
Net investment income	1,043,376	2,916,895
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	226,198	33,233
Foreign currency related transactions	—	(52,976)
Futures	(30,472)	188,332
Swaps	(326,006)	(298,203)
Written options	—	132,852
Net realized gain (loss)	(130,280)	3,238
Net change in unrealized appreciation (depreciation) on:
Investments	227,074	1,507,517
Foreign currency related transactions	(669)	(138,375)
Futures	27,430	(170,240)
Swaps	273,888	522,548
Unfunded commitments	—	(35)
Net change in unrealized appreciation (depreciation)	527,723	1,721,415
Net realized and unrealized gain	397,443	1,724,653
Increase in net assets resulting from operations	$1,440,819	$4,641,548

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Six Months Ended September 30, 2016	Year Ended March 31, 2016	Six Months Ended September 30, 2016	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$5,834,038	$14,536,625	$18,940,226	$30,579,727
Net realized gain (loss)	15,118,597	8,038,023	(1,522,546)	(11,178,355)
Net change in unrealized appreciation (depreciation)	396,277	1,582,920	39,529,677	(22,601,052)
Increase (decrease) in net assets resulting from operations	21,348,912	24,157,568	56,947,357	(3,199,680)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,928,095)	(10,261,642)	(2,063,496)	(3,699,919)
Class B	(282)	(3,247)	(3,482)	(12,886)
Class C	(416,799)	(1,020,443)	(308,621)	(584,981)
Class I	(5,370,048)	(6,159,476)	(9,508,491)	(14,525,380)
Class P	—	—	(3,588,046)	(8,274,354)
Class R	—	—	(6,781)	(17,340)
Class R6	—	—	(1,274,930)	—
Class W	(1,238,259)	(1,403,938)	(2,952,529)	(3,343,723)
Net realized gains:
Class A	(1,512,858)	—	—	—
Class B	(198)	—	—	—
Class C	(290,503)	—	—	—
Class I	(1,355,154)	—	—	—
Class W	(321,453)	—	—	—
Return of capital:
Class A	(3,067,887)	(5,747,286)	—	—
Class B	(397)	(1,202)	—	—
Class C	(583,972)	(1,002,493)	—	—
Class I	(2,724,059)	(3,826,237)	—	—
Class W	(646,193)	(981,071)	—	—
Total distributions	(22,456,157)	(30,407,035)	(19,706,376)	(30,458,583)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	386,111,337	727,335,904	335,268,127	332,231,556
Reinvestment of distributions	19,335,078	25,773,065	19,071,698	29,341,215
	405,446,415	753,108,969	354,339,825	361,572,771
Cost of shares redeemed	(257,373,323)	(262,149,692)	(329,857,295)	(214,313,353)
Net increase in net assets resulting from capital share transactions	148,073,092	490,959,277	24,482,530	147,259,418
Net increase in net assets	146,965,847	484,709,810	61,723,511	113,601,155
NET ASSETS:
Beginning of year or period	1,363,836,365	879,126,555	630,543,759	516,942,604
End of year or period	$1,510,802,212	$1,363,836,365	$692,267,270	$630,543,759
Distributions in excess of net investment income at end of year or period	$(7,628,020)	$(1,508,575)	$(899,805)	$(133,655)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Six Months Ended September 30, 2016	Year Ended March 31, 2016	Six Months Ended September 30, 2016	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$45,483,992	$78,918,416	$1,043,376	$2,063,227
Net realized gain (loss)	32,822,561	(8,714,395)	(130,280)	(483,365)
Net change in unrealized appreciation (depreciation)	42,929,408	(28,509,608)	527,723	(378,110)
Increase in net assets resulting from operations	121,235,961	41,694,413	1,440,819	1,201,752
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,508,938)	(12,642,432)	(82,324)	(59,522)
Class B	(1,907)	(4,057)	—	—
Class C	(348,317)	(555,671)	(4,536)	(4,284)
Class I	(19,605,283)	(32,378,317)	(104,872)	(158,586)
Class O	(491,594)	(861,161)	—	—
Class R	(2,030,071)	(2,987,626)	(20)	(40)
Class R6	(10,879,769)	(13,739,455)	(1,086,338)	(2,283,486)
Class W	(9,780,711)	(13,158,830)	(6,826)	(2,136)
Total distributions	(50,646,590)	(76,327,549)	(1,284,916)	(2,508,054)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	671,606,258	1,829,190,140	26,775,022	33,965,425
Reinvestment of distributions	47,520,171	71,748,402	1,280,072	2,504,562
	719,126,429	1,900,938,542	28,055,094	36,469,987
Cost of shares redeemed	(430,975,882)	(1,465,843,603)	(28,763,583)	(44,766,024)
Net increase (decrease) in net assets resulting from capital share transactions	288,150,547	435,094,939	(708,489)	(8,296,037)
Net increase (decrease) in net assets	358,739,918	400,461,803	(552,586)	(9,602,339)
NET ASSETS:
Beginning of year or period	3,034,076,280	2,633,614,477	131,564,098	141,166,437
End of year or period	$3,392,816,198	$3,034,076,280	$131,011,512	$131,564,098
Undistributed (distributions in excess of) net investment income at end of year or period	$(285,005)	$4,877,593	$(143,281)	$98,259

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Strategic Income Opportunities Fund
	Six Months Ended September 30, 2016	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$2,916,895	$2,015,493
Net realized gain (loss)	3,238	(1,482,961)
Net change in unrealized appreciation (depreciation)	1,721,415	36,525
Increase in net assets resulting from operations	4,641,548	569,057
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(50,782)	(3,114)
Class C	(10,333)	(363)
Class I	(162,921)	(44,465)
Class R	(78,375)	(13,777)
Class R6	(2,771,641)	(887,689)
Class W	(18,437)	(107)
Total distributions	(3,092,489)	(949,515)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,110,077	140,663,405
Reinvestment of distributions	316,701	61,077
	8,426,778	140,724,482
Cost of shares redeemed	(1,676,507)	(25,697,045)
Net increase in net assets resulting from capital share transactions	6,750,271	115,027,437
Net increase in net assets	8,299,330	114,646,979
NET ASSETS:
Beginning of year or period	121,040,482	6,393,503
End of year or period	$129,339,812	$121,040,482
Undistributed net investment income at end of year or period	$931,531	$1,107,125

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
09-30-16	8.63	0.03•	0.09	0.12	0.07	0.02	0.04	0.13	—	8.62	1.40	0.91	0.91	0.91	0.75	611,780	293
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
03-31-13	9.09	0.22	0.00*	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
03-31-12	8.84	0.23•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93	0.93	2.58	681,900	335
Class B
09-30-16	8.57	(0.00)*	0.09	0.09	0.03	0.02	0.04	0.09	—	8.57	1.07	1.66	1.66	1.66	(0.01)	79	293
03-31-16	8.65	0.06•	0.05	0.11	0.10	—	0.09	0.19	—	8.57	1.32	1.68	1.68	1.68	0.72	88	508
03-31-15	8.57	0.10•	0.21	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.21	333	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69	1.69	1.97	622	302
03-31-13	9.04	0.14•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65	1.65	1.59	1,430	352
03-31-12	8.79	0.17•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68	1.68	1.87	3,676	335
Class C
09-30-16	8.58	(0.00)*•	0.09	0.09	0.03	0.02	0.04	0.09	—	8.58	1.08	1.66	1.66	1.66	(0.04)	132,679	293
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
03-31-13	9.04	0.16	0.00*	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
03-31-12	8.79	0.16•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68	1.68	1.82	138,543	335
Class I
09-30-16	8.64	0.04•	0.09	0.13	0.08	0.02	0.04	0.14	—	8.63	1.56	0.63	0.63	0.63	1.00	616,438	293
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
03-31-13	9.10	0.25	0.00*	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
03-31-12	8.85	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65	0.65	2.83	144,678	335
Class W
09-30-16	8.65	0.04•	0.09	0.13	0.08	0.02	0.04	0.14	—	8.64	1.54	0.66	0.66	0.66	0.96	149,826	293
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
03-31-13	9.11	0.25•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
03-31-12	8.86	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68	0.68	2.83	11,700	335
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund
Class A
09-30-16	7.62	0.20•	0.43	0.63	0.21	—	—	0.21	—	8.04	8.41	1.03	1.03	1.03	5.20	72,755	20
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
03-31-13	7.80	0.49	0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10	1.10	6.20	85,429	109
03-31-12	7.82	0.52	(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10	1.10	6.73	98,123	100
Class B
09-30-16	7.61	0.18•	0.43	0.61	0.18	—	—	0.18	—	8.04	8.15	1.78	1.78	1.78	4.45	142	20
03-31-16	8.14	0.34	(0.52)	(0.18)	0.35	—	—	0.35	—	7.61	(2.22)	1.82	1.82	1.82	4.43	151	22
03-31-15	8.48	0.36	(0.33)	0.03	0.37	—	—	0.37	—	8.14	0.31	1.84	1.85	1.85	4.33	473	37
03-31-14	8.33	0.38	0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85	1.85	4.58	1,086	47
03-31-13	7.79	0.43	0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85	1.85	5.47	1,629	109
03-31-12	7.81	0.46	(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85	1.85	6.00	2,370	100
Class C
09-30-16	7.61	0.18•	0.43	0.61	0.18	—	—	0.18	—	8.04	8.15	1.78	1.78	1.78	4.46	13,470	20
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109
03-31-12	7.81	0.46	(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85	1.85	6.00	12,727	100
Class I
09-30-16	7.61	0.22•	0.43	0.65	0.23	—	—	0.23	—	8.03	8.61	0.68	0.68	0.68	5.53	231,847	20
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
03-31-13	7.80	0.52•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75	0.75	6.40	101,387	109
03-31-12	7.81	0.55	(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67	0.67	7.09	24,849	100
Class P
09-30-16	7.61	0.24•	0.44	0.68	0.25	—	—	0.25	—	8.04	9.07	0.65	0.06	0.06	6.18	116,407	20
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class R
09-30-16	7.62	0.19•	0.44	0.63	0.20	—	—	0.20	—	8.05	8.41	1.28	1.28	1.28	4.95	258	20
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
Class R6
08-03-16(4) - 09-30-16	7.89	0.07•	0.14	0.21	0.07	—	—	0.07	—	8.03	2.69	0.65	0.65	0.65	5.64	131,869	20
Class W
09-30-16	7.63	0.22•	0.42	0.64	0.22	—	—	0.22	—	8.05	8.53	0.78	0.78	0.78	5.47	125,520	20
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
03-31-13	7.81	0.51•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85	0.85	6.30	14,703	109
07-29-11(4) - 03-31-12	7.82	0.36•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85	0.85	6.93	1,552	100
Voya Intermediate Bond Fund
Class A
09-30-16	10.09	0.13•	0.24	0.37	0.15	—	—	0.15	—	10.31	3.66	0.65	0.65	0.65	2.56	543,258	240††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490††
03-31-12	9.53	0.38	0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68	0.68	3.99	293,277	500††
Class B
09-30-16	10.06	0.09•	0.24	0.33	0.11	—	—	0.11	—	10.28	3.28	1.40	1.40	1.40	1.81	205	240††
03-31-16	10.20	0.19	(0.16)	0.03	0.17	—	—	0.17	—	10.06	0.33	1.40	1.40	1.40	1.76	145	465††
03-31-15	9.90	0.18	0.33	0.51	0.21	—	—	0.21	—	10.20	5.17	1.41	1.41	1.41	1.69	447	587††
03-31-14	10.07	0.22•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45	1.45	2.27	727	525††
03-31-13	9.88	0.27•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45	1.45	2.63	1,928	490††
03-31-12	9.51	0.32•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43	1.43	3.30	4,144	500††
Class C
09-30-16	10.07	0.09•	0.24	0.33	0.11	—	—	0.11	—	10.29	3.28	1.40	1.40	1.40	1.81	33,431	240††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
03-31-13	9.89	0.27	0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45	1.45	2.63	35,308	490††
03-31-12	9.52	0.32	0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43	1.43	3.22	35,256	500††
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class I
09-30-16	10.08	0.15•	0.23	0.38	0.16	—	—	0.16	—	10.30	3.83	0.32	0.32	0.32	2.89	1,238,717	240††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
03-31-13	9.90	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42	0.42	3.64	531,681	490††
03-31-12	9.53	0.41	0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40	0.40	4.26	331,423	500††
Class O
09-30-16	10.09	0.13•	0.24	0.37	0.15	—	—	0.15	—	10.31	3.66	0.65	0.65	0.65	2.56	34,243	240††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
03-31-13	9.90	0.34•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	41,596	490††
03-31-12	9.54	0.39	0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68	0.68	3.98	42,500	500††
Class R
09-30-16	10.10	0.12•	0.24	0.36	0.14	—	—	0.14	—	10.32	3.53	0.90	0.90	0.90	2.31	162,900	240††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
03-31-13	9.91	0.30	0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95	0.95	3.14	14,401	490††
03-31-12	9.54	0.35	0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93	0.93	3.73	12,323	500††
Class R6
09-30-16	10.08	0.15•	0.24	0.39	0.17	—	—	0.17	—	10.30	3.84	0.31	0.31	0.31	2.91	717,738	240††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
09-30-16	10.07	0.14•	0.24	0.38	0.16	—	—	0.16	—	10.29	3.80	0.40	0.40	0.40	2.81	662,324	240††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
03-31-13	9.89	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45	0.45	3.64	225,738	490††
03-31-12	9.52	0.40•	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43	0.43	4.17	108,016	500††
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
09-30-16	9.88	0.06•	0.03	0.09	0.08	—	—	0.08	—	9.89	0.91	0.84	0.76	0.76	1.28	10,545	113
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
12-19-12(4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
Class C
09-30-16	9.88	0.03•	0.02	0.05	0.04	—	—	0.04	—	9.89	0.53	1.59	1.51	1.51	0.53	1,384	113
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
12-19-12(4) - 03-31-13	10.00	(0.01)	0.00*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55	1.55	(0.39)	3	85
Class I
09-30-16	9.88	0.08•	0.02	0.10	0.09	—	—	0.09	—	9.89	1.05	0.64	0.50	0.50	1.54	12,688	113
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class R
09-30-16	9.88	0.05•	0.03	0.08	0.07	—	—	0.07	—	9.89	0.76	1.09	1.01	1.01	0.99	3	113
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
09-30-16	9.89	0.08•	0.03	0.11	0.10	—	—	0.10	—	9.90	1.07	0.55	0.47	0.47	1.56	105,570	113
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
09-30-16	9.89	0.08•	0.02	0.10	0.09	—	—	0.09	—	9.90	1.03	0.59	0.51	0.51	1.52	821	113
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund
Class A
09-30-16	9.94	0.22•	0.14	0.36	0.23	—	—	0.23	—	10.07	3.62	1.23	1.06	1.06	4.33	3,074	31
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4) - 03-31-13	10.00	0.12	0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
09-30-16	9.78	0.18•	0.14	0.32	0.19	—	—	0.19	—	9.91	3.26	1.98	1.81	1.81	3.58	687	31
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4) - 03-31-13	10.00	0.11	0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
09-30-16	9.99	0.24•	0.14	0.38	0.25	—	—	0.25	—	10.12	3.85	0.85	0.68	0.68	4.72	9,349	31
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4) - 03-31-13	10.00	0.16	0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
09-30-16	9.86	0.20•	0.14	0.34	0.21	—	—	0.21	—	9.99	3.51	1.48	1.31	1.31	4.07	3,811	31
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4) - 03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class R6
09-30-16	9.99	0.24•	0.14	0.38	0.25	—	—	0.25	—	10.12	3.87	0.84	0.67	0.67	4.71	111,016	31
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
09-30-16	9.90	0.23•	0.15	0.38	0.24	—	—	0.24	—	10.04	3.86	0.98	0.81	0.81	4.60	1,403	31
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4) - 03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 23% for the period ended September 30, 2016 and 33%, 31%, 68%, 98% and 105% for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended September 30, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of September 30, 2016, the maximum amount of loss that Strategic Income Opportunities would incur if the counterparties to its derivative transactions failed to perform would be $423,165 which represents the gross payments to be received by the Funds on open forward foreign currency contracts were they to be unwound as of September 30, 2016. At September 30, 2016, there was no collateral pledged to Strategic Income Opportunities by any counterparty.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of September 30, 2016, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had a liability position of  $225,184, $3,480 and $576,046, respectively, on open forward foreign currency contracts and OTC volatility swaps with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2016, the Funds could have been required to pay this amount in cash to their counterparties. There was no cash collateral pledged by any Fund to their respective counterparties as of September 30, 2016.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the period ended September 30, 2016, Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the period ended September 30, 2016, Strategic Income Opportunities had an average contract amount on forward foreign currency contracts to buy and sell of $43,365,740 and $38,119,943, respectively.
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2016, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended September 30, 2016, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at September 30, 2016.
	Purchased	Sold
GNMA Income	$—	$290,469,393
Intermediate Bond	164,269,988	101,353,299
Short Term Bond	37,347,638	5,464,500
Strategic Income Opportunities	2,890,521	28,859,860
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. Prior to July 29, 2016, GNMA Income declared and paid dividends monthly. Prior to April 1, 2016, Strategic Income Opportunities declared and paid dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At September 30, 2016, certain counterparties had pledged $1,046,000 and $530,000, respectively, in cash collateral to GNMA Income and Intermediate Bond for delayed-delivery or when-issued transactions.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended September 30, 2016, Intermediate Bond and Strategic Income Opportunities had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income.
Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the period ended September 30, 2016. There were no open swaptions for any Fund at September 30, 2016.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a
Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2016, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended September 30, 2016, High Yield Bond had sold credit protection on CDX swaps. High Yield Bond entered into one CDX swap contract with a notional amount of  $6,000,000 to gain additional exposure to various sectors of the high yield credit markets. There were no open credit default swaps for High Yield Bond at September 30, 2016.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the period ended September 30, 2016, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $451,258,333 and $26,663,000, respectively.
For the period ended September 30, 2016, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $757,782,000, $15,971,000 and $15,149,333, respectively.
Please refer to the table following the Summary Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at September 30, 2016. There were no open centrally cleared interest rate swaps for Short Term Bond at September 30, 2016.
At September 30, 2016, Intermediate Bond and Strategic Income Opportunities had pledged $3,238,000 and $675,000, respectively, as margin for open centrally cleared interest rate swaps.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Funds.
For the period ended September 30, 2016, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have each entered into one foreign currency volatility swap with an outstanding notional amount of $24,244,100, $390,100 and $1,917,400. The Funds entered into foreign currency volatility swaps to take a position on future expectations of volatility.
P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.
Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended September 30, 2016, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$35,986,081	$14,378,908
High Yield Bond	167,562,751	127,568,755
Intermediate Bond	739,045,651	505,140,469
Short Term Bond	20,525,152	27,417,326
Strategic Income Opportunities	28,916,289	32,140,661

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$5,386,335,260	$5,151,974,199
Intermediate Bond	7,501,697,846	7,680,706,434
Short Term Bond	126,558,689	120,981,485
Strategic Income Opportunities	5,800,769	782,113
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $4 billion and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.65% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a distribution and/or distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and Class O shares have a shareholder service plan pursuant to Rule 12b-1 under the 1940 Act (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Rule 12b-1 Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A, Class B and Class C shares (together with the Rule 12b-1 Plans referenced above, the “Plans”). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	N/A	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2016, the Distributor retained the following amounts in sales charges:
	Class A	Class B	Class C
Initial Sales Charges:
High Yield Bond	$2,956	$—	$—
Intermediate Bond	6,290	—	—
Short Term Bond	399	—	—
Strategic Income Opportunities	596	—	—
Contingent Deferred Sales Charges:
GNMA Income	$2,149	$—	$13,455
High Yield Bond	3,956	—	62
Intermediate Bond	425	—	1,091
Strategic Income Opportunities	—	—	268

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended September 30, 2016, Strategic Income Opportunities incurred $17,875 of proxy and solicitation costs associated with the revision to the Fund’s fundamental investment restriction governing

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

concentration. The Investment Adviser reimbursed the Fund for these costs.
At September 30, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Custom Investments LLC	Strategic Income Opportunities	85.80%
Voya Institutional Trust Company	GNMA Income	16.97
Voya Intermediate Bond Portfolio	High Yield Bond	13.99
Voya Retirement Insurance and Annuity Company	GNMA Income	5.45
	Intermediate Bond	17.58
Voya Solution 2025 Portfolio	Short Term Bond	31.00
Voya Solution Income Portfolio	Short Term Bond	32.22
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Strategic Income Opportunities may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2016, the Fund engaged in such purchases and sales transactions totaling $10,295,119 and $0, respectively.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities (1)(2)(3)	1.15%	N/A	1.90%	0.72%	N/A	N/A	1.40%	0.67%	0.90%

(1)
Prior to August 1, 2016, for Strategic Income Opportunities, the expense limits shown included the expenses of the underlying investment companies. The amount of fees and expenses of an underlying investment company borne by the Fund was based on the Fund’s allocation of assets to, and the net expenses of, a particular underlying investment company.

(2)
As of August 1, 2016, any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(3)
Prior to August 1, 2016, the Expense Limitation Agreement for Strategic Income Opportunities Class I was 0.70%.

With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of September 30, 2016 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

	September 30,
	2017	2018	2019	Total
Short Term Bond	$91,485	$105,126	$107,035	$303,646
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2016, are as follows:
	September 30,
	2017	2018	2019	Total
Short Term Bond
Class A	$47	$186	$2,781	$3,014
Class C	69	138	308	515
Class I	315	2,233	6,603	9,151
Class R	1	1	1	3
Class W	27	2	87	116
The Expense Limitation Agreement is contractual through August 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of such funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	2	$1,034,500	1.37%
Intermediate Bond	20	4,585,100	1.39
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the period ended September 30, 2016 were as follows:
	Notional Amount	Cost
Balance at 03/31/2016	—	$—
Options Purchased	523,800,000	1,806,114
Options Expired	(523,800,000)	(1,806,114)
Balance at 09/30/2016	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the period ended September 30, 2016 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2016	—	$—
Options Written	523,800,000	1,784,289
Options Expired	(523,800,000)	(1,784,289)
Balance at 09/30/2016	—	$—

Transactions in purchased interest rate swaptions for Strategic Income Opportunities during the period ended September 30, 2016 were as follows:
	Notional Amount	Cost
Balance at 03/31/2016	—	$—
Options Purchased	39,000,000	134,477
Options Expired	(39,000,000)	(134,477)
Balance at 09/30/2016	—	$—

Transactions in written interest rate swaptions for Strategic Income Opportunities during the period ended September 30, 2016 were as follows:
	Number of Contracts	Premiums Received
Balance at 03/31/2016	—	$—
Options Written	39,000,000	132,852
Options Expired	(39,000,000)	(132,852)
Balance at 09/30/2016	—	$—

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2016	9,867,177	—	1,003,398	(12,972,885)	(2,102,310)	85,054,482	—	8,646,110	(111,931,150)	(18,230,558)
3/31/2016	23,264,301	—	1,672,007	(11,777,971)	13,158,337	200,380,806	—	14,398,678	(101,448,034)	113,331,450
Class B
9/30/2016	26	—	101	(1,176)	(1,049)	225	—	865	(10,063)	(8,973)
3/31/2016	2,814	—	518	(31,565)	(28,233)	24,115	—	4,444	(270,927)	(242,368)
Class C
9/30/2016	3,946,123	—	124,130	(1,221,359)	2,848,894	33,833,916	—	1,064,004	(10,474,295)	24,423,625
3/31/2016	4,925,127	—	191,559	(2,182,940)	2,933,746	42,194,660	—	1,641,438	(18,708,112)	25,127,986
Class I
9/30/2016	25,788,252	—	861,309	(13,839,609)	12,809,952	222,616,758	—	7,430,708	(119,465,322)	110,582,144
3/31/2016	45,866,725	—	852,569	(13,824,593)	32,894,701	395,508,088	—	7,346,325	(119,166,997)	283,687,416
Class W
9/30/2016	5,162,233	—	253,946	(1,793,591)	3,622,588	44,605,956	—	2,193,391	(15,492,493)	31,306,854
3/31/2016	10,337,826	—	276,204	(2,615,763)	7,998,267	89,228,235	—	2,382,180	(22,555,622)	69,054,793
High Yield Bond
Class A
9/30/2016	2,868,010	—	227,087	(4,338,214)	(1,243,117)	22,592,728	—	1,788,602	(33,950,703)	(9,569,373)
3/31/2016	5,288,902	—	397,306	(4,677,950)	1,008,258	40,526,566	—	3,101,999	(36,140,923)	7,487,642
Class B
9/30/2016	1,150	—	436	(3,724)	(2,138)	8,891	—	3,435	(29,217)	(16,891)
3/31/2016	170	—	1,428	(39,927)	(38,329)	1,339	—	11,274	(315,181)	(302,568)
Class C
9/30/2016	154,708	—	27,442	(172,023)	10,127	1,214,299	—	216,275	(1,349,290)	81,284
3/31/2016	335,964	—	50,924	(388,220)	(1,332)	2,627,846	—	397,092	(3,018,036)	6,902
Class I
9/30/2016	11,576,344	—	1,177,361	(30,160,373)	(17,406,668)	90,666,031	—	9,241,602	(238,032,521)	(138,124,888)
3/31/2016	28,674,313	—	1,832,946	(12,915,018)	17,592,241	219,179,594	—	14,229,608	(99,504,418)	133,904,784
Class P
9/30/2016	514,800	—	455,371	(154,096)	816,075	4,000,000	—	3,588,045	(1,221,755)	6,366,290
3/31/2016	591,547	—	1,055,798	(5,836,892)	(4,189,547)	4,712,792	—	8,245,701	(44,685,476)	(31,726,983)
Class R
9/30/2016	3,183	—	861	(14,309)	(10,265)	24,807	—	6,781	(110,860)	(79,272)
3/31/2016	30,091	—	2,198	(12,194)	20,095	244,801	—	17,092	(90,023)	171,870
Class R6
8/3/2016(1) - 9/30/2016	21,566,730	—	158,874	(5,302,233)	16,423,371	170,175,554	—	1,274,930	(42,466,025)	128,984,459
Class W
9/30/2016	5,940,188	—	373,230	(1,612,860)	4,700,558	46,585,817	—	2,952,028	(12,696,924)	36,840,921
3/31/2016	8,415,767	—	430,241	(3,903,305)	4,942,703	64,938,618	—	3,338,449	(30,559,296)	37,717,771
Intermediate Bond
Class A
9/30/2016	10,680,766	—	654,190	(7,301,542)	4,033,414	109,080,709	—	6,701,051	(74,646,300)	41,135,460
3/31/2016	18,513,121	—	1,162,591	(68,307,177)	(48,631,465)	185,244,858	—	11,659,582	(692,474,068)	(495,569,628)
Class B
9/30/2016	5,941	—	102	(438)	5,605	60,370	—	1,041	(4,428)	56,983
3/31/2016	66	—	323	(29,849)	(29,460)	665	—	3,234	(298,986)	(295,087)
Class C
9/30/2016	355,088	—	24,897	(303,657)	76,328	3,624,363	—	254,641	(3,089,535)	789,469
3/31/2016	530,238	—	41,579	(590,971)	(19,154)	5,301,174	—	415,820	(5,903,513)	(186,519)
Class I
9/30/2016	23,038,724	—	1,745,997	(17,402,543)	7,382,178	234,952,818	—	17,884,302	(178,593,323)	74,243,797
3/31/2016	97,857,532	—	2,978,834	(48,015,575)	52,820,791	987,623,508	—	29,792,829	(477,916,541)	539,499,796

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class O
9/30/2016	110,998	—	4,469	(157,089)	(41,622)	1,137,167	—	45,769	(1,604,423)	(421,487)
3/31/2016	180,894	—	7,906	(376,682)	(187,882)	1,811,541	—	79,176	(3,773,826)	(1,883,109)
Class R
9/30/2016	2,410,607	—	193,091	(1,220,944)	1,382,754	24,675,504	—	1,980,528	(12,488,375)	14,167,657
3/31/2016	4,610,139	—	294,280	(2,381,746)	2,522,673	46,247,482	—	2,950,492	(23,844,475)	25,353,499
Class R6
9/30/2016	18,526,206	—	1,062,474	(10,022,384)	9,566,296	188,680,615	—	10,879,768	(102,136,865)	97,423,518
3/31/2016	35,505,404	—	1,373,344	(13,068,201)	23,810,547	355,109,182	—	13,736,047	(130,933,258)	237,911,971
Class W
9/30/2016	10,716,569	—	955,215	(5,724,248)	5,947,536	109,394,712	—	9,773,071	(58,412,633)	60,755,150
3/31/2016	24,831,944	—	1,311,108	(13,052,252)	13,090,800	247,851,730	—	13,111,222	(130,698,936)	130,264,016
Short Term Bond
Class A
9/30/2016	184,524	—	8,258	(104,197)	88,585	1,823,352	—	81,749	(1,029,766)	875,335
3/31/2016	950,873	—	5,991	(9,904)	946,960	9,404,344	—	59,130	(97,971)	9,365,503
Class C
9/30/2016	68,205	—	453	(19,633)	49,025	674,831	—	4,480	(194,172)	485,139
3/31/2016	73,082	—	431	(17,111)	56,402	721,169	—	4,266	(168,522)	556,913
Class I
9/30/2016	355,496	—	10,169	(90,298)	275,367	3,521,550	—	100,659	(894,329)	2,727,880
3/31/2016	666,325	—	15,699	(418,225)	263,799	6,587,417	—	155,504	(4,128,957)	2,613,964
Class R
9/30/2016	—	—	2	—	2	—	—	20	—	20
3/31/2016	—	—	4	—	4	—	—	40	—	40
Class R6
9/30/2016	2,051,810	—	109,714	(2,671,191)	(509,667)	20,305,289	—	1,086,338	(26,477,779)	(5,086,152)
3/31/2016	1,686,518	—	230,322	(4,074,843)	(2,158,003)	16,717,168	—	2,283,486	(40,359,706)	(21,359,052)
Class W
9/30/2016	45,511	—	689	(16,926)	29,274	450,000	—	6,826	(167,537)	289,289
3/31/2016	54,249	—	216	(1,104)	53,361	535,327	—	2,136	(10,868)	526,595
Strategic Income Opportunities
Class A
9/30/2016	256,132	—	4,681	(105,734)	155,079	2,565,193	—	47,051	(1,056,868)	1,555,376
3/31/2016	116,610	—	239	(10,629)	106,220	1,238,252	—	2,365	(191,058)	1,049,559
Class C
9/30/2016	35,480	—	1,012	(10,194)	26,298	350,489	—	10,005	(100,618)	259,876
3/31/2016	26,077	—	37	(294)	25,820	283,650	—	363	(31,489)	252,524
Class I
9/30/2016	307,783	—	16,142	(5,458)	318,467	3,119,259	—	162,921	(55,030)	3,227,150
3/31/2016	2,539,064	—	4,460	(2,484,896)	58,628	25,593,263	—	44,465	(24,969,762)	667,966
Class R
9/30/2016	74,451	—	7,857	(45,383)	36,925	740,220	—	78,287	(451,672)	366,835
3/31/2016	350,316	—	1,398	(40,623)	311,091	3,559,386	—	13,777	(496,078)	3,077,085
Class R6
9/30/2016	—	—	—	—	—	—	—	—	—	—
10/23/2015(1) - 3/31/2016	10,972,669	—	—	—	10,972,669	109,938,197	—	—	(8,658)	109,929,539
Class W
9/30/2016	133,702	—	1,839	(1,232)	134,309	1,334,916	—	18,437	(12,319)	1,341,034
3/31/2016	5,136	—	11	—	5,147	50,657	—	107	—	50,764

(1)
Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 11 — UNFUNDED COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At September 30, 2016, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Commitments	Unrealized Depreciation at 9/30/16*
Kenan Advantage Group, Inc. Strip Delayed Draw	$12,606	$35
	$12,606	$35

*
Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Fund’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends to shareholders was as follows:
	Six Months Ended September 30, 2016		Year Ended March 31, 2016
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
GNMA Income	$15,433,649	$7,022,508	$18,848,746	$11,558,289
High Yield Bond	19,706,376	—	30,458,583	—
Intermediate Bond	50,646,590	—	76,327,549	—
Short Term Bond	1,284,916	—	2,508,054	—
Strategic Income Opportunities	3,092,489	—	949,515	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
GNMA Income	$—	$(3,586,692)	$18,428,927	$(8,763,360)	Long-term	None
High Yield Bond	—	(7,975,289)	(23,486,606)	(9,006,267)	Short-term	2017
				(14,980,165)	Short-term	2018
				(2,860,600)	Short-term	None
				(5,096,547)	Long-term	None
				$(31,943,579)
Intermediate Bond	6,494,116	(9,241,112)	21,240,083	(98,762,983)	Short-term	2018
				(6,609,366)	Long-term	None
				$(105,372,349)
Short Term Bond	100,065	(545,114)	(81,629)	(553,073)	Short-term	None
				(605,475)	Long-term	None
				$(1,158,548)

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Strategic Income Opportunities	1,152,054	(1,249,326)	(35,278)	(158,100)	Short-term	None
				(88,346)	Long-term	None
$(246,446)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under the Agreement as of September 30, 2016:
Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$647,690	$(647,690)	$—
Barclays Capital Inc.	972,463	(972,463)	—
Citadel Clearing LLC	414,476	(414,476)	—
Citigroup Global Markets Inc.	8,104,521	(8,104,521)	—
Credit Suisse Securities (USA) LLC	341,285	(341,285)	—
Deutsche Bank Securities Inc.	2,129,016	(2,129,016)	—
HSBC Securities (USA) Inc.	15,494,187	(15,494,187)	—
J.P. Morgan Securities LLC	6,461,974	(6,461,974)	—
Morgan Stanley & Co. LLC	1,819,029	(1,819,029)	—
SG Americas Securities, LLC	882,839	(882,839)	—
Scotia Capital (USA) INC	1,035,585	(1,035,585)	—
Total	$38,303,065	$(38,303,065)	$—

(1)
Collateral with a fair value of  $39,216,364 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Securities (USA) Inc.	$402,816	$(402,816)	$—
Societe Generale	59,801	(59,801)	—
Total	$462,617	$(462,617)	$—

(1)
Collateral with a fair value of  $475,810 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 13 — SECURITIES LENDING (continued)

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$372,437	$(372,437)	$—
Total	$372,437	$(372,437)	$—

(1)
Collateral with a fair value of  $382,620 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to September 30, 2016, the following Funds paid net investment income dividends of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0165	November 1, 2016	Daily
Class B	$0.009	November 1, 2016	Daily
Class C	$0.0109	November 1, 2016	Daily
Class I	$0.0186	November 1, 2016	Daily
Class W	$0.0183	November 1, 2016	Daily
High Yield Bond
Class A	$0.0357	November 1, 2016	Daily
Class B	$0.0305	November 1, 2016	Daily
Class C	$0.0305	November 1, 2016	Daily
Class I	$0.0380	November 1, 2016	Daily
Class P	$0.0422	November 1, 2016	Daily
Class R	$0.0340	November 1, 2016	Daily
Class R6	$0.0378	November 1, 2016	Daily
Class W	$0.0374	November 1, 2016	Daily
	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class A	$0.0266	November 1, 2016	Daily
Class B	$0.0200	November 1, 2016	Daily
Class C	$0.0200	November 1, 2016	Daily
Class I	$0.0295	November 1, 2016	Daily
Class O	$0.0244	November 1, 2016	Daily
Class R	$0.0266	November 1, 2016	Daily
Class R6	$0.0296	November 1, 2016	Daily
Class W	$0.0287	November 1, 2016	Daily
Short Term Bond
Class A	$0.0134	November 1, 2016	Daily
Class C	$0.0071	November 1, 2016	Daily
Class I	$0.0159	November 1, 2016	Daily
Class R	$0.0110	November 1, 2016	Daily
Class R6	$0.0162	November 1, 2016	Daily
Class W	$0.0155	November 1, 2016	Daily
Strategic Income Opportunities
Class A	$0.0431	November 1, 2016	Daily
Class C	$0.0361	November 1, 2016	Daily
Class I	$0.0472	November 1, 2016	Daily
Class R	$0.0406	November 1, 2016	Daily
Class R6	$0.0474	November 1, 2016	Daily
Class W	$0.0451	November 1, 2016	Daily
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 50.0%
$2,172,486	Fannie Mae 2005-43 PZ, 6.000%, 05/25/35	$2,719,207	0.2
1,036,405	Fannie Mae 2007-60 ZB, 4.750%, 05/25/37	1,189,630	0.1
4,207,286	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	4,955,579	0.3
16,500,673 ^	Fannie Mae 2012-148 HI, 3.500%, 05/25/42	2,422,145	0.2
381,727	Fannie Mae Grantor Trust 2004-T1 1A1, 6.000%, 01/25/44	443,463	0.0
1,959,903	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/33	2,381,387	0.2
3,820,826	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/33	4,105,982	0.3
5,782,933	Fannie Mae REMIC Trust 2003-76 EZ, 5.000%, 08/25/33	6,751,341	0.4
548,869	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/34	623,002	0.0
2,359,303 ^	Fannie Mae REMIC Trust 2005-17 ES, 6.225%, 03/25/35	376,804	0.0
1,734,928	Fannie Mae REMIC Trust 2005-59 NQ, 15.562%, 05/25/35	2,306,016	0.2
1,559,975	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/35	1,735,529	0.1
580,176	Fannie Mae REMIC Trust 2006-115 ES, 24.459%, 12/25/36	905,427	0.1
4,386,788 ^	Fannie Mae REMIC Trust 2006-36 SP, 6.175%, 05/25/36	713,824	0.0
7,438,494 ^	Fannie Mae REMIC Trust 2006-79 SH, 5.925%, 08/25/36	1,645,721	0.1
871,955	Fannie Mae REMIC Trust 2009-12 LK, 8.126%, 03/25/39	970,366	0.1
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/35	2,231,035	0.1
6,000,000	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/39	6,609,373	0.4
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/40	5,997,726	0.4
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$2,686,119	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	$3,071,584	0.2
5,455,160 ^	Fannie Mae REMIC Trust 2012-128 VS, 5.725%, 06/25/42	998,983	0.1
13,863,033 ^	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/27	1,232,888	0.1
6,042,789 ^	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/42	1,049,403	0.1
5,668,016 ^	Fannie Mae REMIC Trust 2012-68 SD, 6.175%, 06/25/32	1,135,700	0.1
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/42	3,699,091	0.2
2,041,039 ^	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/42	292,438	0.0
5,731,563 ^	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/33	557,454	0.0
8,694,694	Fannie Mae Series 2016-51 S, 5.395%, 10/25/43	9,096,353	0.6
17,373,065	Fannie Mae, 0.725%, 10/27/37	17,343,571	1.2
2,938,888	Freddie Mac 3770 GA, 4.500%, 10/15/40	3,385,533	0.2
4,206,822	Freddie Mac REMIC Trust 2005-S001 2A2, 0.675%, 09/25/45	4,061,739	0.3
814,969	Freddie Mac REMIC Trust 2653 SC, 6.536%, 07/15/33	917,832	0.1
1,056,249	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/34	1,173,711	0.1
396,322	Freddie Mac REMIC Trust 3012 ST, 20.073%, 04/15/35	590,740	0.0
667,060	Freddie Mac REMIC Trust 3065 DC, 18.287%, 03/15/35	967,681	0.1
1,423,375	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/36	1,581,425	0.1
8,631,213 ^	Freddie Mac REMIC Trust 3181 TA, 0.500%, 07/15/36	164,391	0.0
353,707	Freddie Mac REMIC Trust 3182 PS, 26.503%, 04/15/32	370,526	0.0
881,878 ^	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/35	168,055	0.0
667,874 ^	Freddie Mac REMIC Trust 3753 PS, 5.576%, 06/15/40	49,103	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$7,666,554 ^	Freddie Mac REMIC Trust 3795 PI, 4.500%, 10/15/35	$230,297	0.0
1,024,310	Freddie Mac REMIC Trust 3864 NT, 5.500%, 03/15/39	1,127,667	0.1
4,625,292	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/41	5,011,163	0.3
3,247,018 ^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	366,834	0.0
1,052,025	Freddie Mac Series 4040 UZ, 5.000%, 05/15/42	1,346,646	0.1
1,900,000	Freddie Mac Series 4048 CE, 4.000%, 05/15/42	2,141,165	0.2
1,940,732	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/34	2,242,618	0.2
4,408,952	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/39	5,714,800	0.4
1,028,353	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/39	1,150,940	0.1
9,755,012 ^^	Ginnie Mae 2011-70 PO, 05/16/41	8,669,778	0.6
7,150,348 ^	Ginnie Mae 2016-84 IO, 5.000%, 12/20/40	838,778	0.1
28,960,470	Ginnie Mae 2016-H20 FB, 1.074%, 09/20/66	28,899,382	1.9
272,415	Ginnie Mae Series 2002-11 TS, 19.411%, 02/16/32	380,615	0.0
44,724	Ginnie Mae Series 2002-15 SX, 14.936%, 01/20/32	62,032	0.0
1,043,651 ^	Ginnie Mae Series 2002-76 SG, 7.070%, 10/16/29	245,020	0.0
377,665	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/33	411,250	0.0
246,000	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/34	276,273	0.0
1,168,562	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/34	1,327,395	0.1
100,575	Ginnie Mae Series 2004-27 SZ, 7.500%, 02/20/34	101,049	0.0
1,200,699	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/34	1,376,221	0.1
19,064	Ginnie Mae Series 2004-28 SV, 8.468%, 04/20/34	19,354	0.0
5,980,581	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/34	6,726,565	0.5
420,491	Ginnie Mae Series 2004-87 SB, 7.061%, 03/17/33	447,958	0.0
2,272,091 ^	Ginnie Mae Series 2004-98 SA, 6.168%, 11/20/34	506,998	0.0
2,153,847	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/35	2,393,547	0.2
674,094 ^	Ginnie Mae Series 2005-25 SI, 6.000%, 01/20/34	133,918	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$24,483,452	Ginnie Mae Series 2005-40 CZ, 5.500%, 05/20/35	$27,386,781	1.8
1,974,204 ^	Ginnie Mae Series 2005-7 AH, 6.240%, 02/16/35	404,845	0.0
1,261,909 ^	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/35	345,374	0.0
1,113,238	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/35	1,257,208	0.1
833,798	Ginnie Mae Series 2005-91 UP, 13.241%, 09/16/31	1,078,076	0.1
1,800,000	Ginnie Mae Series 2005-92 PB, 6.000%, 12/20/35	2,154,771	0.1
10,094,899	Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/35	11,443,781	0.8
10,256,295	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	13,006,678	0.9
861,188	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/36	1,024,151	0.1
3,038,554	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/36	3,596,060	0.2
3,424,152 ^	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/37	981,209	0.1
199,225	Ginnie Mae Series 2007-37 S, 23.358%, 04/16/37	252,704	0.0
200,000	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/37	225,836	0.0
344,439	Ginnie Mae Series 2007-5 MT, 0.752%, 02/20/34	347,155	0.0
4,545,613 ^	Ginnie Mae Series 2007-53 SC, 5.968%, 09/20/37	918,781	0.1
86,095	Ginnie Mae Series 2007-53 SW, 18.610%, 09/20/37	124,848	0.0
2,353,494	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/37	2,662,466	0.2
4,363,660	Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/37	5,053,392	0.3
2,378,342	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/38	3,106,228	0.2
1,227,599 ^	Ginnie Mae Series 2008-3 SA, 6.018%, 01/20/38	215,613	0.0
2,530,426 ^	Ginnie Mae Series 2008-40 PS, 5.970%, 05/16/38	479,466	0.0
5,536,357 ^	Ginnie Mae Series 2008-82 SA, 5.468%, 09/20/38	961,046	0.1
9,718,445 ^	Ginnie Mae Series 2009-110 SA, 5.820%, 04/16/39	1,322,551	0.1
679,619	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/39	813,339	0.1
2,027,643	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/39	2,340,121	0.2
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/39	1,203,810	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$6,411,662	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	$7,081,630	0.5
5,772,510	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	6,377,719	0.4
2,506,610	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/39	3,178,890	0.2
597,080 ^	Ginnie Mae Series 2009-55 BI, 1.000%, 06/16/37	20,495	0.0
1,476,954	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/39	1,887,120	0.1
1,467,286	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/39	2,130,292	0.1
568,405	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/39	791,592	0.1
2,270,711 ^	Ginnie Mae Series 2009-66 QS, 5.568%, 05/20/32	322,089	0.0
2,689,230	Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/39	3,136,783	0.2
23,997	Ginnie Mae Series 2009-68 KA, 5.000%, 09/20/37	24,283	0.0
2,072,174 ^	Ginnie Mae Series 2009-77 SA, 5.620%, 09/16/39	342,282	0.0
2,936,644	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/39	3,628,498	0.2
745,813	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/39	963,201	0.1
518,536	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/39	606,258	0.0
5,578,181 ^	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	870,482	0.1
4,107,346 ^	Ginnie Mae Series 2010-116 NS, 6.120%, 09/16/40	838,383	0.1
494,434 ^	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/40	69,141	0.0
1,000,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/40	1,159,557	0.1
2,999,054 ^	Ginnie Mae Series 2010-158 SA, 5.518%, 12/20/40	474,968	0.0
2,219,010 ^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	87,823	0.0
7,792,631 ^	Ginnie Mae Series 2010-166 GS, 5.468%, 12/20/40	1,501,584	0.1
4,304,686 ^	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/39	514,248	0.0
2,750,000	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/40	3,082,469	0.2
6,402,566	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/40	6,824,654	0.5
1,379,666 ^	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/39	202,671	0.0
1,600,000	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/40	1,856,466	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$2,123,551 ^	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/40	$796,514	0.1
5,492,628	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/39	6,551,666	0.4
2,658,107	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	2,968,642	0.2
42,451,192	Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/40	47,167,002	3.1
4,761,000	Ginnie Mae Series 2010-67 JD, 4.500%, 05/20/39	5,078,463	0.3
2,216,597 ^	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/38	154,022	0.0
123,415 ^	Ginnie Mae Series 2010-89 KI, 4.500%, 12/20/37	3,011	0.0
3,355,401 ^	Ginnie Mae Series 2010-9 SB, 5.968%, 09/20/38	245,579	0.0
8,419,722	Ginnie Mae Series 2010-H01 FA, 1.344%, 01/20/60	8,485,238	0.6
10,612,194	Ginnie Mae Series 2010-H10 FB, 1.524%, 05/20/60	10,781,480	0.7
11,319,091	Ginnie Mae Series 2010-H10 FC, 1.524%, 05/20/60	11,478,835	0.8
11,722,397	Ginnie Mae Series 2010-H20 AF, 0.824%, 10/20/60	11,625,158	0.8
874,109 ^	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/41	164,362	0.0
304,932	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	353,046	0.0
733,729	Ginnie Mae Series 2011-169 BG, 5.409%, 04/16/39	811,467	0.1
6,245,171	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/41	7,067,272	0.5
1,748,327	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,884,000	0.1
14,421,004 ^	Ginnie Mae Series 2011-73 LS, 6.158%, 08/20/39	2,101,641	0.1
2,819,000	Ginnie Mae Series 2011-85 LC, 4.000%, 10/20/40	3,020,462	0.2
1,588,816	Ginnie Mae Series 2011-H07 FA, 0.994%, 02/20/61	1,586,136	0.1
3,038,615 ^	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/39	389,472	0.0
4,827,505 ^	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/40	621,280	0.0
1,424,190 ^	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/42	173,379	0.0
15,665,742 ^	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/37	1,656,919	0.1
343,009	Ginnie Mae Series 2012-32 KC, 17.927%, 05/20/41	397,604	0.0
942,675 ^	Ginnie Mae Series 2012-34 MS, 6.170%, 04/16/41	190,812	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$564,874	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	$594,238	0.0
4,103,237	Ginnie Mae Series 2012-43 MB, 4.000%, 04/20/42	4,727,295	0.3
8,457,008 ^	Ginnie Mae Series 2012-48 SA, 6.120%, 04/16/42	1,975,319	0.1
11,523,465 ^	Ginnie Mae Series 2012-60 SG, 5.570%, 05/16/42	2,170,170	0.1
3,186,475 ^	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/41	445,714	0.0
47,799 ^	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/38	1,070	0.0
2,821,465	Ginnie Mae Series 2012-H11 VA, 1.144%, 05/20/62	2,826,368	0.2
34,002,725	Ginnie Mae Series 2012-H12 FB, 1.544%, 02/20/62	34,605,934	2.3
2,175,116	Ginnie Mae Series 2012-H20 BA, 1.054%, 09/20/62	2,175,742	0.1
4,841,609	Ginnie Mae Series 2012-H29 SA, 1.009%, 10/20/62	4,825,363	0.3
3,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/39	3,398,810	0.2
2,865,730	Ginnie Mae Series 2013-148 YA, 4.500%, 09/20/40	3,035,675	0.2
1,233,088	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/43	1,276,540	0.1
1,900,000 ^	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/43	668,163	0.0
2,450,240 ^	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/42	327,883	0.0
12,730,493 ^	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/42	2,260,450	0.2
7,218,989 ^	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/40	751,907	0.1
6,924,371	Ginnie Mae Series 2013-H05 FB, 0.894%, 02/20/62	6,910,070	0.5
2,853,715	Ginnie Mae Series 2013-H08 BF, 0.894%, 03/20/63	2,835,167	0.2
6,692,110	Ginnie Mae Series 2013-H10 FT, 0.980%, 04/20/63	6,693,465	0.4
4,760,941	Ginnie Mae Series 2013-H14 FC, 0.964%, 06/20/63	4,746,053	0.3
1,712,859	Ginnie Mae Series 2013-H18 BA, 1.094%, 07/20/63	1,715,708	0.1
4,994,487	Ginnie Mae Series 2013-H19 DF, 1.144%, 05/20/63	5,010,438	0.3
11,099,386	Ginnie Mae Series 2013-H19 FC, 1.068%, 08/20/63	11,119,077	0.7
3,893,821	Ginnie Mae Series 2013-H20 FB, 1.494%, 08/20/63	3,960,351	0.3
4,733,236	Ginnie Mae Series 2013-H23 FA, 1.794%, 09/20/63	4,870,665	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$10,174,839	Ginnie Mae Series 2013-H23 TA, 1.214%, 09/20/63	$10,244,545	0.7
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/44	3,170,279	0.2
1,456,250	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/44	1,581,549	0.1
6,924,606 ^	Ginnie Mae Series 2014-30 ES, 4.468%, 03/20/40	798,075	0.1
20,564,051	Ginnie Mae Series 2014-H05 FB, 1.094%, 12/20/63	20,605,517	1.4
13,447,807	Ginnie Mae Series 2015-10 Q, 2.243%, 10/20/44	13,233,750	0.9
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/45	12,991,048	0.9
4,767,648 ^	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/44	865,573	0.1
101,719,635	Ginnie Mae Series 2015-H31 FT, 1.144%, 11/20/65	101,415,229	6.7
11,401,873	Ginnie Mae Series 2016-5 AB, 4.676%, 01/20/46	12,421,319	0.8
33,311,422	Ginnie Mae Series 2016-H08 FT, 1.214%, 02/20/66	33,281,845	2.2
1,105,951	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/41	1,217,835	0.1
	Total Collateralized Mortgage Obligations (Cost $743,195,065)	755,327,550	50.0
ASSET-BACKED SECURITIES: 0.9%
	Other Asset-Backed Securities: 0.9%
2,858,307	Fannie Mae Grantor Trust 2003-T4 2A6, 4.761%, 07/26/33	3,071,395	0.2
223,033	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/32	245,462	0.0
441,672	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/33	456,749	0.0
539,902	Fannie Mae REMIC Trust 2002-W2 AF6, 6.642%, 05/25/32	564,423	0.1
8,467,937	Fannie Mae REMIC Trust 2003-W16 AF5, 4.565%, 11/25/33	8,854,609	0.6
	Total Asset-Backed Securities (Cost $12,753,633)	13,192,638	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.3%
$945,092		Ginnie Mae Series 2004-23 Z, 5.498%, 03/16/44	$1,028,433	0.1
16,960,726 ^		Ginnie Mae Series 2006-67 IO, 0.331%, 11/16/46	130,255	0.0
2,039,825		Ginnie Mae Series 2007-52 Z, 4.350%, 01/16/48	2,297,416	0.1
1,929,839		Ginnie Mae Series 2008-39 Z, 4.500%, 02/16/48	2,201,810	0.1
591,556 ^		Ginnie Mae Series 2008-45 IO, 0.669%, 02/16/48	4,935	0.0
1,492,647		Ginnie Mae Series 2008-48 Z, 4.865%, 04/16/48	1,559,783	0.1
1,000,000		Ginnie Mae Series 2009-115 D, 4.601%, 01/16/50	1,113,056	0.1
5,659,731		Ginnie Mae Series 2009-60 Z, 4.910%, 06/16/49	5,989,126	0.4
8,336,713 ^		Ginnie Mae Series 2010-122 IO, 0.256%, 02/16/44	258,904	0.0
133,318 ^		Ginnie Mae Series 2010-123 IA, 1.829%, 10/16/52	6,746	0.0
1,424,503		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	1,553,925	0.1
4,000,000		Ginnie Mae Series 2011-95 C, 3.526%, 01/16/40	4,178,020	0.3
		Total Commercial Mortgage-Backed Securities (Cost $19,888,680)	20,322,409	1.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 71.2%
		Federal Home Loan Mortgage Corporation: 5.4%##
417,935 ^		7.475%, due 10/25/23	73,936	0.0
70,541,000	W	14.000%, due 10/01/44	73,307,528	4.8
7,807,641		4.000%-9.500%, due 07/01/20-11/01/45	8,505,914	0.6
			81,887,378	5.4
		Federal National Mortgage Association: 2.0%##
11,862,000	W	26.000%, due 10/01/44	12,740,530	0.9
15,582,341		4.000%-7.500%, due 07/01/27-05/01/45	17,216,292	1.1
			29,956,822	2.0
		Government National Mortgage Association: 63.8%
34,197,579 ^		0.030%, due 01/16/51	604,743	0.0
18,389,888 ^		0.250%, due 06/20/36	172,549	0.0
97,016,007		3.500%, due 05/20/46	103,207,979	6.8
78,669,122		3.500%, due 06/20/46	83,711,820	5.5
49,622,889		3.500%, due 07/20/46	52,814,165	3.5
55,925,747		3.500%, due 08/20/46	59,618,163	4.0
9,986,173		3.500%, due 08/20/46	10,696,261	0.7
9,754,556		3.750%, due 05/20/42	10,421,503	0.7
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
$8,209,364		3.750%, due 05/20/42	$8,768,325	0.6
6,021,764		4.000%, due 07/20/41	6,462,544	0.4
5,720,589		4.000%, due 01/20/45	6,234,071	0.4
8,770,727		4.000%, due 01/20/46	9,435,944	0.6
8,057,393		4.000%, due 03/20/46	8,735,603	0.6
9,005,618		4.629%, due 09/20/61	9,993,212	0.7
24,500,000	W	5.000%, due 11/01/46	24,853,144	1.7
377,832,000	W	16.000%, due 05/20/45	395,838,045	26.2
69,596,000	W	23.000%, due 07/20/42	73,924,003	4.9
89,819,839		2.598%-7.500%, due 05/15/18-10/20/63	98,199,495	6.5
			963,691,569	63.8
		Total U.S. Government Agency Obligations (Cost $1,067,917,265)	1,075,535,769	71.2
U.S. TREASURY OBLIGATIONS: 2.0%
		U.S. Treasury Bonds: 2.0%
30,000,000		1.500%, due 08/15/26	29,730,480	2.0
		U.S. Treasury Notes: 0.0%
512,000		1.750%, due 01/31/23	524,250	0.0
		Total U.S. Treasury Obligations (Cost $30,200,276)	30,254,730	2.0
		Total Investments in Securities (Cost $1,873,954,919)	$1,894,633,096	125.4
		Liabilities in Excess of Other Assets	(383,830,884)	(25.4)
		Net Assets	$1,510,802,212	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W
Settlement is on a when-issued or delayed-delivery basis.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited) (continued)

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $1,875,526,902.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,719,627
Gross Unrealized Depreciation	(2,613,433)
Net Unrealized Appreciation	$19,106,194

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$755,327,550	$—	$755,327,550
Commercial Mortgage-Backed Securities	—	20,322,409	—	20,322,409
U.S. Treasury Obligations	—	30,254,730	—	30,254,730
U.S. Government Agency Obligations	—	1,075,535,769	—	1,075,535,769
Asset-Backed Securities	—	13,192,638	—	13,192,638
Total Investments, at fair value	$—	$1,894,633,096	$—	$1,894,633,096
Other Financial Instruments+
Futures	499,052	—	—	499,052
Total Assets	$499,052	$1,894,633,096	$—	$1,895,132,148
Liabilities Table
Other Financial Instruments+
Futures	$(351,304)	$—	$—	$(351,304)
Total Liabilities	$(351,304)	$—	$—	$(351,304)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2016, the following futures contracts were outstanding for Voya GNMA Income Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(811)	12/20/16	$(106,342,375)	$(136,566)
U.S. Treasury 2-Year Note	(686)	12/30/16	(149,869,569)	(1,283)
U.S. Treasury 5-Year Note	(766)	12/30/16	(93,080,973)	(213,455)
U.S. Treasury Long Bond	(201)	12/20/16	(33,799,406)	499,052
			$(383,092,323)	$147,748

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2016 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$499,052
Total Asset Derivatives		$499,052
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$351,304
Total Liability Derivatives		$351,304

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,277,436)
Total	$(2,277,436)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(345,015)
Total	$(345,015)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.0%
		Basic Materials: 7.2%
$1,400,000	#	Anglo American Capital PLC, 4.875%, 05/14/25	$1,435,000	0.2
2,740,000		ArcelorMittal, 6.125%-6.500%, 03/01/21-06/01/25	3,034,050	0.4
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,675,875	0.2
2,120,000	#	Axalta Coating Systems LLC, 4.875%, 08/15/24	2,176,975	0.3
485,000	#	BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC, 6.500%, 05/15/21	514,100	0.1
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,501,237	0.2
920,000	#	Constellium NV, 5.750%, 05/15/24	855,600	0.1
500,000	#	Constellium NV, 7.875%, 04/01/21	535,000	0.1
2,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	1,931,338	0.3
4,600,000		Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/24-03/15/43	3,960,750	0.6
2,800,000	#	INEOS Group Holdings SA, 5.625%, 08/01/24	2,754,500	0.4
2,100,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,394,000	0.3
485,000	#	PQ Corp., 6.750%, 11/15/22	515,313	0.1
2,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,134,400	0.3
1,860,000	#	SPCM SA, 6.000%, 01/15/22	1,948,350	0.3
5,860,000		Teck Resources Ltd., 4.500%-5.200%, 01/15/21-03/01/42	5,448,684	0.8
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,410,000	0.2
1,120,000	#	Valvoline, Inc., 5.500%, 07/15/24	1,176,000	0.2
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,709,325	0.2
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	607,031	0.1
14,565,000		Other Securities(a)	12,372,661	1.8
			50,090,189	7.2
		Communications: 19.7%
600,000	#	Altice Financing SA, 6.500%, 01/15/22	635,250	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
$905,000	#	Altice Financing SA, 6.625%, 02/15/23	$932,150	0.1
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,040,000	0.2
2,470,000	#	Altice SA, 7.625%, 02/15/25	2,550,275	0.4
2,170,000	#	Altice SA, 7.750%, 05/15/22	2,324,612	0.3
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,539,150	0.2
750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	780,863	0.1
1,115,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	1,166,569	0.2
1,120,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,176,000	0.2
2,895,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	3,075,937	0.4
1,500,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,604,100	0.2
2,495,000		CenturyLink, Inc., 5.800%, 03/15/22	2,566,731	0.4
2,725,000		CenturyLink, Inc., 5.625%-7.500%, 04/01/20-04/01/24	2,897,813	0.4
955,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	959,775	0.1
3,135,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	3,160,850	0.5
1,740,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,863,975	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,462,212	0.4
1,560,000	#	DISH DBS Corp., 7.750%, 07/01/26	1,661,400	0.2
5,890,000		DISH DBS Corp., 5.000%-6.750%, 05/01/20-11/15/24	6,026,850	0.9
5,165,000		Frontier Communications Corp., 7.625%-11.000%, 09/15/20-09/15/25	5,347,769	0.8
1,685,000	#	Gray Television, Inc., 5.125%, 10/15/24	1,657,619	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
$1,500,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	$1,552,500	0.2
2,995,000		Level 3 Financing, Inc., 5.125%-5.375%, 05/01/23-01/15/24	3,115,206	0.5
2,598,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,753,880	0.4
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,841,875	0.3
1,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23	1,070,000	0.1
1,375,000	#	Neptune Finco Corp., 6.625%, 10/15/25	1,495,312	0.2
2,530,000	#	Neptune Finco Corp., 10.875%, 10/15/25	2,966,425	0.4
2,800,000		Netflix, Inc., 5.750%-5.875%, 03/01/24-02/15/25	3,033,750	0.4
2,100,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	2,121,000	0.3
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	595,844	0.1
2,925,000	#	Numericable Group SA, 6.250%, 05/15/24	2,916,816	0.4
1,800,000	#	Numericable-SFR SA, 7.375%, 05/01/26	1,842,192	0.3
1,750,000	#	SFR Group SA, 6.000%, 05/15/22	1,791,562	0.3
2,230,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,302,475	0.3
665,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	693,262	0.1
500,000	#	Sirius XM Radio, Inc., 5.375%, 07/15/26	515,000	0.1
1,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	1,110,112	0.2
1,660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,774,125	0.2
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,324,750	0.2
5,110,000		Sprint Corp., 7.125%, 06/15/24	5,007,800	0.7
3,250,000		Sprint Corp., 7.250%, 09/15/21	3,282,500	0.5
3,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	2,823,750	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
$665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	$735,656	0.1
850,000	#	TEGNA, Inc., 5.500%, 09/15/24	880,812	0.1
8,410,000		T-Mobile USA, Inc., 5.250%-6.836%, 09/01/18-01/15/26	8,972,735	1.3
2,500,000		Tribune Media Co., 5.875%, 07/15/22	2,542,188	0.4
3,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,052,500	0.5
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	252,500	0.0
2,360,000	#	West Corp., 5.375%, 07/15/22	2,321,650	0.3
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,221,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,373,863	0.2
3,545,000		Windstream Corp., 7.500%-7.750%, 10/15/20-04/01/23	3,500,700	0.5
21,537,000		Other Securities	20,335,645	2.9
			136,549,285	19.7
		Conglomerates: 0.2%
1,488,636		Other Securities	1,506,546	0.2
		Consumer, Cyclical: 15.4%
2,220,000	#	Adient Global Holdings Ltd, 4.875%, 08/15/26	2,225,550	0.3
2,050,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,875,750	0.3
2,345,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,427,075	0.3
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	2,018,250	0.3
2,320,000		Boyd Gaming Corp., 6.875%, 05/15/23	2,529,751	0.4
245,000	#	Boyd Gaming Corp., 6.375%, 04/01/26	263,988	0.0
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,773,462	0.4
2,425,000		Caleres, Inc., 6.250%, 08/15/23	2,529,275	0.4
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,591,422	0.2
1,300,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,358,500	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
$1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	$861,300	0.1
415,000		Dollar Tree, Inc., 5.250%, 03/01/20	432,638	0.1
2,585,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,795,031	0.4
2,095,000	#	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	2,275,694	0.3
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	730,125	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	669,375	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,485,750	0.2
375,000	#	HD Supply, Inc., 5.750%, 04/15/24	394,687	0.1
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,864,850	0.4
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	916,975	0.1
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	962,442	0.2
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	936,363	0.1
520,000	#	JC Penney Corp., Inc., 5.875%, 07/01/23	542,100	0.1
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	1,089,400	0.1
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	1,102,400	0.2
475,000	#	Landry’s, Inc., 6.750%, 10/15/24	484,500	0.1
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	2,015,384	0.3
4,500,000		MGM Resorts International, 5.250%-7.750%, 03/31/20-03/15/23	4,988,750	0.7
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,743,023	0.2
750,000	#	National CineMedia LLC, 5.750%, 08/15/26	780,000	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
$750,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	$761,250	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	208,750	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,391,250	0.2
3,095,000	#	PetSmart, Inc., 7.125%, 03/15/23	3,257,487	0.5
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,254,406	0.3
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	295,200	0.1
560,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21	579,600	0.1
2,435,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,581,100	0.4
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	2,060,000	0.3
47,637	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	54,664	0.0
150,864	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	153,896	0.0
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	839,375	0.1
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,312,250	0.2
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,884,900	0.3
745,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	773,869	0.1
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,087,400	0.3
1,120,000	#	Wolverine World Wide, Inc., 5.000%, 09/01/26	1,134,000	0.2
35,759,000		Other Securities	37,511,896	5.4
			106,805,103	15.4
		Consumer, Non-cyclical: 19.1%
2,615,000	#	Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.625%, 06/15/24	2,726,137	0.4
830,000	#	Alere, Inc., 6.375%, 07/01/23	850,750	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
$3,015,000		Amsurg Corp., 5.625%, 11/30/20-07/15/22	$3,098,681	0.4
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,640,625	0.4
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	841,500	0.1
1,335,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,153,106	0.2
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,256,250	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,849,770	0.3
1,930,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,910,700	0.3
1,875,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,880,863	0.3
1,745,000	#	CEB, Inc., 5.625%, 06/15/23	1,723,187	0.2
2,955,000		Centene Corp., 5.625%-6.125%, 02/15/21-02/15/24	3,173,625	0.5
2,960,000		Cott Beverages, Inc., 5.375%-6.750%, 01/01/20-07/01/22	3,081,275	0.4
2,165,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,165,000	0.3
2,600,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	2,684,500	0.4
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,936,750	0.6
4,315,000		HCA, Inc., 5.375%, 02/01/25	4,460,631	0.6
2,880,000		HCA, Inc., 5.250%-7.500%, 02/15/22-04/15/25	3,224,250	0.5
2,380,000		HealthSouth Corp., 5.750%, 11/01/24	2,476,676	0.4
520,000	#	Herc Rentals, Inc., 7.500%, 06/01/22	539,500	0.1
520,000	#	Herc Rentals, Inc., 7.750%, 06/01/24	535,600	0.0
835,000	#	Hertz Corp., 5.500%, 10/15/24	832,912	0.1
2,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,471,651	0.4
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,184,038	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
$830,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	$819,625	0.1
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,187,375	0.2
1,250,000	#	JBS USA LLC, 5.875%, 07/15/24	1,250,000	0.2
2,700,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,679,750	0.4
1,960,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,033,500	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,014,500	0.3
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,126,800	0.3
3,145,000	#	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	3,388,738	0.5
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,603,125	0.2
785,000	#	NBTY, Inc., 7.625%, 05/15/21	804,484	0.1
1,965,000	#	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	2,107,463	0.3
600,000	#	Post Holdings, Inc., 5.000%, 08/15/26	598,500	0.1
1,400,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,575,000	0.2
1,150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,321,781	0.2
1,800,000	#	Quorum Health Corp., 11.625%, 04/15/23	1,503,000	0.2
1,960,000	#	Revlon Consumer Products Corp., 6.250%, 08/01/24	2,028,600	0.3
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,105,388	0.2
2,040,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,126,700	0.3
440,000	#	Team Health, Inc., 7.250%, 12/15/23	474,650	0.1
5,885,000		Tenet Healthcare Corp., 6.000%-8.125%, 02/01/20-06/15/23	5,791,450	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
$779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	$814,055	0.1
3,285,000		United Rentals North America, Inc., 5.750%-7.625%, 04/15/22-11/15/24	3,464,950	0.5
1,575,000	#	US Foods, Inc., 5.875%, 06/15/24	1,645,875	0.2
2,750,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	2,365,000	0.3
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,942,500	0.3
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,515,000	0.2
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	968,625	0.2
2,575,000	#	Vizient, Inc., 10.375%, 03/01/24	2,961,250	0.4
990,000	#	VPI Escrow Corp., 6.375%, 10/15/20	933,075	0.1
1,620,000	#	VRX Escrow Corp., 5.375%, 03/15/20	1,506,600	0.2
995,000	#	VRX Escrow Corp., 5.875%, 05/15/23	865,083	0.2
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	794,650	0.1
23,217,083		Other Securities	23,939,189	3.5
			131,954,258	19.1
		Diversified: 0.4%
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	711,425	0.1
2,000,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	2,095,000	0.3
			2,806,425	0.4
		Energy: 10.5%
960,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	974,400	0.1
2,750,000		Antero Resources Corp., 5.125%, 12/01/22	2,784,375	0.4
1,460,000	#	California Resources Corp., 8.000%, 12/15/22	978,200	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
$715,000	#	Callon Petroleum Co., 6.125%, 10/01/24	$741,812	0.1
4,820,000		Chesapeake Energy Corp., 6.125%-7.250%, 12/15/18-02/15/21	4,663,800	0.7
560,000	#	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	583,800	0.1
820,000	#	Halcon Resources Corp., 8.625%, 02/01/20	826,150	0.1
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,684,375	0.2
1,120,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	1,164,800	0.2
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	720,725	0.1
560,000	#	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	581,000	0.1
480,000	#	PDC Energy, Inc., 6.125%, 09/15/24	500,400	0.1
1,050,000	#	Range Resources Corp., 5.875%, 07/01/22	1,065,750	0.2
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,067,000	0.3
1,190,000	#	Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	1,222,725	0.2
260,000	#	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	283,562	0.0
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	488,800	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	470,000	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	380,700	0.0
2,225,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,297,313	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
$3,750,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	$3,815,625	0.6
2,950,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%-6.375%, 10/15/21-05/01/24	3,116,125	0.4
2,750,000		Whiting Petroleum Corp., 5.750%, 03/15/21	2,585,000	0.4
3,240,000		WPX Energy, Inc., 6.000%, 01/15/22	3,215,700	0.5
37,837,000		Other Securities	35,354,833	5.1
			72,566,970	10.5
		Financial: 5.9%
2,300,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,254,000	0.3
2,600,000		Ally Financial, Inc., 5.750%, 11/20/25	2,730,000	0.4
2,235,000		Ally Financial, Inc., 7.500%-8.000%, 03/15/20-09/15/20	2,551,575	0.4
1,680,000	#	BCD Acquisition, Inc., 9.625%, 09/15/23	1,764,000	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	308,487	0.1
2,810,000		CIT Group, Inc., 5.000%-5.375%, 03/15/18-08/15/22	2,960,463	0.4
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	718,750	0.1
3,265,000		Equinix, Inc., 4.875%-5.750%, 04/01/20-01/01/25	3,445,869	0.5
2,850,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,860,687	0.4
1,120,000	#	FBM Finance, Inc., 8.250%, 08/15/21	1,176,000	0.2
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	460,012	0.1
1,100,000	#	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc., 5.625%, 05/01/24	1,195,920	0.2
2,380,000		Navient Corp., 7.250%, 09/25/23	2,378,524	0.3
3,775,000		Navient Corp., 5.875%-6.625%, 07/26/21-10/25/24	3,533,888	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
$2,040,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	$2,156,655	0.3
2,800,000		Royal Bank of Scotland Group PLC, 8.625%, 12/29/49	2,765,000	0.4
7,320,000		Other Securities	7,662,477	1.1
			40,922,307	5.9
		Industrial: 9.5%
2,309,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	2,427,336	0.4
2,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,354,062	0.3
2,425,000	#,&	ARD Finance SA, 7.125%, 09/15/23	2,418,937	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,037,500	0.2
1,425,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,528,313	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	91,544	0.0
1,580,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,623,450	0.2
1,980,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,903,275	0.3
1,034,000	#	BMC East LLC, 5.500%, 10/01/24	1,036,585	0.1
400,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	412,000	0.1
2,500,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,881,250	0.4
2,765,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	2,972,375	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,578,750	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,178,125	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,642,600	0.2
2,440,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	2,598,600	0.4
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,340,900	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
$500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	$522,500	0.1
2,325,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,452,875	0.4
1,440,000	#	Novelis Corp., 5.875%, 09/30/26	1,477,800	0.2
600,000	#	Novelis Corp., 6.250%, 08/15/24	639,000	0.1
725,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	779,828	0.1
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,178,672	0.3
2,120,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,998,100	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,085,000	0.3
1,030,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	1,064,762	0.2
135,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	145,041	0.0
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	526,875	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,061,250	0.1
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	537,500	0.1
2,485,000	#	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,553,338	0.4
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	451,000	0.1
2,500,000	#	Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,737,500	0.4
1,200,000	#	TransDigm, Inc., 6.375%, 06/15/26	1,251,000	0.2
2,820,000		TransDigm, Inc., 6.000%-6.500%, 07/15/22-05/15/25	2,976,450	0.4
1,560,000	#	WESCO Distribution, Inc., 5.375%, 06/15/24	1,566,833	0.2
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,537,500	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
$342,062	#,&	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	$330,090	0.1
420,000	#	XPO Logistics, Inc., 6.125%, 09/01/23	432,600	0.1
1,620,000	#	Zekelman Industries, Inc., 9.875%, 06/15/23	1,713,150	0.2
5,471,000		Other Securities	5,790,115	0.8
			65,834,381	9.5
		Retailers (Except Food & Drug): 0.4%
2,481,112		Party City Holdings Inc. 2015 Term Loan B, 3.250%, 08/19/22	2,491,746	0.4
		Steel: 0.2%
1,010,243		Other Securities	1,010,401	0.2
		Technology: 5.8%
2,550,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,326,875	0.3
1,400,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,274,000	0.2
475,000	#	Camelot Finance SA, 7.875%, 10/15/24	491,031	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,287,003	0.2
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,318,706	0.2
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	573,981	0.1
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24	594,260	0.1
1,445,000	#	Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,466,675	0.2
500,000	#	Emdeon, Inc., 6.000%, 02/15/21	528,750	0.1
1,895,000	#	Entegris, Inc., 6.000%, 04/01/22	1,968,431	0.3
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,031,250	0.1
4,000,000	#	First Data Corp., 7.000%, 12/01/23	4,240,000	0.6
500,000	#	First Data Corp., 5.000%, 01/15/24	509,375	0.1
1,265,000	#	First Data Corp., 5.375%, 08/15/23	1,306,112	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
$1,000,000	#	IMS Health, Inc., 5.000%, 10/15/26	$1,042,500	0.1
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	761,719	0.1
1,890,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,842,750	0.3
1,000,000	#	Infor US, Inc., 5.750%, 08/15/20	1,053,750	0.1
1,425,000	#	JDA Escrow LLC / JDA Bond Finance, Inc., 7.375%, 10/15/24	1,467,750	0.2
1,955,000	#	Micron Technology, Inc., 5.250%, 01/15/24	1,911,013	0.3
590,000	#	MSCI, Inc., 5.250%, 11/15/24	627,553	0.1
1,125,000	#	MSCI, Inc., 5.750%, 08/15/25	1,206,563	0.2
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,763,000	0.3
800,000	#	Open Text Corp., 5.875%, 06/01/26	839,000	0.1
345,000	#	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26	376,050	0.0
600,000	#	Veritas US, Inc. / Veritas Bermuda Ltd, 7.500%, 02/01/23	579,000	0.1
7,525,000		Other Securities	7,991,911	1.1
			40,379,008	5.8
		Utilities: 1.7%
2,950,000		Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	2,934,281	0.4
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,500,000	0.2
1,700,000	#	NRG Energy, Inc., 6.625%, 01/15/27	1,668,125	0.2
475,000	#	NRG Energy, Inc., 7.250%, 05/15/26	485,688	0.1
3,271,000		NRG Energy, Inc., 6.250%-7.875%, 05/15/21-05/01/24	3,344,550	0.5
1,710,000		Other Securities	1,846,500	0.3
			11,779,144	1.7
		Total Corporate Bonds/Notes (Cost $648,625,945)	664,695,763	96.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: —%
Consumer Discretionary: —%
195	Other Securities	$—	—
	Total Common Stock (Cost $7,957)	—	—
	Total Long-Term Investments (Cost $648,633,902)	664,695,763	96.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
		Corporate Bonds/Notes: 0.1%
$234,000		DPL, Inc., 6.500%, 10/15/16	234,353	0.0
200,000		Frontier Communications Corp., 8.250%, 04/15/17	208,650	0.0
361,000		Synovus Financial Corp., 5.125%, 06/15/17	367,318	0.1
			810,321	0.1
		Commercial Paper: 2.1%
3,000,000		Concord Minutemen Capital, 0.800%, 12/05/16	2,995,677	0.4
3,000,000		Crown Point Capital, 0.680%, 11/17/16	2,997,320	0.5
3,000,000		HP Inc., 0.400%, 10/14/16	2,999,539	0.5
3,000,000	#	Old Line Funding LLC, 1.180%, 03/14/17	2,984,188	0.4
2,250,000		POTASH 0.001% 10/24/16	2,248,789	0.3
			14,225,513	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
7,036,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%†† (Cost $7,036,000)	7,036,000	1.0
	Total Short-Term Investments (Cost $22,055,320)	22,071,834	3.2
	Total Investments in Securities (Cost $670,689,222)	$686,767,597	99.2
	Assets in Excess of Other Liabilities	5,499,673	0.8
	Net Assets	$692,267,270	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2016 (Unaudited) (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&
Payment-in-kind

(a)
The grouping contains securities in default.

Cost for federal income tax purposes is $670,724,526.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,384,171
Gross Unrealized Depreciation	(9,341,100)
Net Unrealized Appreciation	$16,043,071

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Corporate Bonds/Notes	—	664,695,763	—	664,695,763
Short-Term Investments	7,036,000	15,035,834	—	22,071,834
Total Investments, at fair value	$7,036,000	$679,731,597	$—	$686,767,597

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$2,334
Total	$2,334

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 0.7%
$2,080,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	$2,077,733	0.1
1,500,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	1,507,126	0.0
1,200,000	#,L	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,266,083	0.0
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,903,072	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	2,050,822	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,430,934	0.0
2,834,000	#	Glencore Funding LLC, 2.875%, 04/16/20	2,813,669	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,891,687	0.0
8,387,000		Other Securities(a)	8,869,022	0.3
			23,810,148	0.7
		Communications: 4.4%
800,000	#	Altice Financing SA, 6.625%, 02/15/23	824,000	0.0
6,915,000		AT&T, Inc., 4.125%, 02/17/26	7,491,082	0.2
1,081,000	#	AT&T, Inc., 4.550%, 03/09/49	1,092,800	0.0
18,079,000		AT&T, Inc., 2.800%-5.350%, 02/17/21-06/15/44	19,139,120	0.6
2,459,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	2,658,654	0.1
4,885,000	#	Charter Communications Operating LLC 4.908, 4.908%, 07/23/25	5,402,458	0.1
707,000	#	Digicel Ltd., 6.750%, 03/01/23	632,765	0.0
1,380,000	#,L	Millicom International Cellular SA, 4.750%, 05/22/20	1,400,769	0.0
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	2,092,500	0.1
1,000,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	1,036,250	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,075,000	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,698,332	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
$1,881,000		Time Warner Cable, Inc., 5.350%, 12/15/43	$2,252,048	0.1
4,697,000		Time Warner Cable LLC, 5.500%-5.875%, 11/15/40-09/01/41	5,152,149	0.1
6,413,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-07/15/45	7,372,736	0.2
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,408,950	0.1
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,372,678	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	8,138,507	0.2
21,346,000		Verizon Communications, Inc., 2.625%-5.150%, 11/01/21-08/21/54	23,257,489	0.7
52,465,000		Other Securities(a)	53,390,317	1.6
			150,888,604	4.4
		Consumer, Cyclical: 1.9%
2,680,000	#	BMW US Capital LLC, 2.250%, 09/15/23	2,673,431	0.1
1,335,000		General Motors Co., 4.875%, 10/02/23	1,449,193	0.1
10,421,000		General Motors Financial Co., Inc., 3.100%-4.300%, 01/15/19-07/13/25	10,729,226	0.3
1,445,000	#	Nemak SA de CV, 5.500%, 02/28/23	1,479,680	0.0
2,230,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	2,283,186	0.1
3,940,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	3,957,336	0.1
5,930,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	5,930,000	0.2
31,990,000		Other Securities	34,501,116	1.0
			63,003,168	1.9
		Consumer, Non-cyclical: 6.6%
10,520,000		AbbVie, Inc., 2.850%-4.450%, 11/06/22-05/14/46	10,851,546	0.3
12,564,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	13,480,669	0.4
4,161,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,804,249	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
$2,180,000	#	BAT International Finance PLC, 3.500%, 06/15/22	$2,342,635	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,626,260	0.1
9,760,000		Gilead Sciences, Inc., 2.950%-4.150%, 03/01/27-03/01/47	10,004,815	0.3
2,030,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	2,097,912	0.0
2,290,000	#	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,433,253	0.1
1,300,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	1,283,750	0.0
10,260,000		Kraft Heinz Foods Co., 2.800%-4.375%, 07/02/20-06/01/46	10,891,494	0.3
8,582,000		Laboratory Corp. of America Holdings, 2.625%-3.200%, 02/01/20-02/01/22	8,841,755	0.3
10,863,000		Medtronic, Inc., 3.150%-4.375%, 03/15/22-03/15/35	11,875,224	0.4
2,463,000	#	Mylan NV, 3.150%, 06/15/21	2,512,100	0.1
1,690,000	#	Mylan NV, 3.750%, 12/15/20	1,766,783	0.0
2,578,000	#	Mylan NV, 3.950%, 06/15/26	2,603,966	0.1
7,690,000		Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	7,737,263	0.2
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,105,000	0.1
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	897,500	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	853,237	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	942,500	0.0
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,782,258	0.1
113,239,000		Other Securities	119,349,234	3.5
			223,083,403	6.6
		Diversified: 0.1%
4,619,000		Other Securities	4,848,444	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: 3.4%
$11,154,000		Chevron Corp., 2.100%-2.954%, 11/17/20-05/16/26	$11,467,623	0.3
400,000	#	Empresa Nacional del Petroleo, 3.750%, 08/05/26	405,663	0.0
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	274,313	0.0
4,879,000		Kinder Morgan Energy Partners L.P., 4.250%-5.400%, 05/01/24-09/01/44	5,000,481	0.1
5,158,000	L	Kinder Morgan, Inc./DE, 4.300%-5.050%, 06/01/25-02/15/46	5,263,486	0.2
13,958,000		Shell International Finance BV, 2.250%-4.375%, 11/10/20-05/10/46	14,547,315	0.4
3,250,000	#	YPF SA, 8.500%, 03/23/21	3,635,125	0.1
2,600,000	#	YPF SA, 8.875%, 12/19/18	2,886,000	0.1
70,131,000		Other Securities(a)	73,054,370	2.2
			116,534,376	3.4
		Financial: 11.5%
5,174,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	5,285,510	0.2
3,270,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	3,480,513	0.1
5,270,000	#	Athene Global Funding, 2.875%, 10/23/18	5,259,523	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	414,000	0.0
18,336,000		Bank of America Corp., 2.625%-4.750%, 10/19/20-04/21/45	19,428,724	0.6
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,303,985	0.1
5,875,000		Barclays PLC, 3.250%, 01/12/21	5,987,906	0.2
3,718,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,816,627	0.1
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,198,027	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,302,875	0.1
11,553,000		Citigroup, Inc., 4.125%-5.500%, 09/13/25-07/25/28	12,487,284	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
$1,147,000	#	Citizens Financial Group, Inc., 4.150%, 09/28/22	$1,188,948	0.0
6,168,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	6,261,371	0.2
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,016,900	0.1
2,776,000	#	Credit Suisse AG, 6.500%, 08/08/23	3,018,900	0.1
2,220,000	#	Credit Suisse Group Funding Guernsey Ltd, 3.450%, 04/16/21	2,267,708	0.0
3,014,000		Credit Suisse/New York NY, 1.750%, 01/29/18	3,014,982	0.1
5,889,000		Credit Suisse Group Funding Guernsey Ltd., 3.750%-3.800%, 09/15/22-03/26/25	5,951,349	0.2
17,148,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	18,045,660	0.5
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,888,610	0.0
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,174,403	0.1
2,010,000	#	ING Bank NV, 2.000%, 11/26/18	2,023,960	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,134,219	0.0
8,393,000		JPMorgan Chase & Co., 4.125%, 12/15/26	8,979,948	0.3
13,984,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/20-12/29/49	14,613,409	0.4
4,202,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	4,305,731	0.1
4,647,000		Mitsubishi UFJ Financial Group, Inc., 2.527%-2.950%, 03/01/21-09/13/23	4,736,620	0.2
4,195,000	#,L	Mizuho Bank Ltd., 2.150%, 10/20/18	4,231,996	0.1
3,490,000	#,L	Mizuho Financial Group, Inc., 3.477%, 04/12/26	3,688,867	0.1
13,491,000		Morgan Stanley, 2.125%-4.000%, 04/25/18-04/23/27	14,054,781	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
$3,400,000	#	New York Life Global Funding, 1.550%, 11/02/18	$3,418,343	0.1
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,313,056	0.0
3,120,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	3,199,292	0.1
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,915,382	0.1
3,112,000		Santander UK PLC, 2.375%, 03/16/20	3,144,691	0.1
1,680,000	#	Santander UK PLC, 5.000%, 11/07/23	1,756,534	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	3,010,288	0.1
3,900,000	#,L	Societe Generale SA, 4.250%, 08/19/26	3,889,326	0.1
5,370,000	#	Standard Chartered PLC, 4.300%, 02/19/27	5,359,013	0.2
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,716,225	0.1
3,233,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	3,324,242	0.1
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,907,059	0.1
4,262,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	4,486,871	0.1
2,843,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,916,474	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,297,529	0.0
7,059,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	7,381,330	0.2
163,106,610		Other Securities	165,163,080	4.9
			388,762,071	11.5
		Industrial: 0.6%
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,522,470	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
$1,220,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	$1,312,262	0.0
4,185,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	4,141,484	0.1
2,712,000	#	Siemens Financieringsmaatschappij NV, 3.300%, 09/15/46	2,657,983	0.1
9,056,000		Other Securities	9,546,942	0.3
			20,181,141	0.6
		Technology: 2.4%
12,733,000		Apple, Inc., 1.550%-4.650%, 02/07/20-02/23/46	13,640,447	0.4
4,120,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	4,310,673	0.1
4,358,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	4,673,964	0.2
4,040,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	4,439,645	0.1
2,911,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	2,934,984	0.1
2,184,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	2,226,232	0.1
1,400,000	#	Hewlett Packard Enterprise Co., 4.400%, 10/15/22	1,495,180	0.0
880,000	#	Hewlett Packard Enterprise Co., 4.900%, 10/15/25	941,435	0.0
12,919,000		Microsoft Corp., 2.400%-4.450%, 08/08/26-08/08/46	13,894,071	0.4
9,203,000		Oracle Corp., 3.850%-4.300%, 07/08/34-05/15/45	9,775,016	0.3
21,879,000		Other Securities	22,732,299	0.7
			81,063,946	2.4
		Utilities: 1.8%
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	713,109	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,447,692	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
$1,239,000	#	Electricite de France SA, 2.350%, 10/13/20	$1,264,313	0.1
873,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	903,555	0.0
3,580,000	#	Fortis, Inc./Canada, 3.055%, 10/04/26	3,577,193	0.1
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,482,483	0.1
46,241,000		Other Securities(a)	48,030,432	1.4
			60,418,777	1.8
		Total Corporate Bonds/Notes (Cost $1,093,624,855)	1,132,594,078	33.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.0%
5,199,476		Alternative Loan Trust 2005-10CB 1A1, 1.025%, 05/25/35	4,174,399	0.1
4,033,858		Alternative Loan Trust 2005-51 3A2A, 1.797%, 11/20/35	3,538,448	0.1
1,370,616		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	1,232,839	0.0
1,646,119		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,517,210	0.1
2,928,992		Alternative Loan Trust 2005-J2 1A12, 0.925%, 04/25/35	2,407,411	0.1
1,207,910		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	958,458	0.0
303,128		Alternative Loan Trust 2006-18CB, 0.925%, 07/25/36	183,893	0.0
1,848,952		Alternative Loan Trust 2006-19CB, 1.125%, 08/25/36	1,177,630	0.0
2,000,035		Alternative Loan Trust 2006-HY11 A1, 0.645%, 06/25/36	1,575,531	0.1
3,401,390		Alternative Loan Trust 2007-21CB 2A1, 0.925%, 09/25/37	2,008,349	0.1
1,919,210		Alternative Loan Trust 2007-23CB A3, 1.025%, 09/25/37	1,031,182	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$4,930,604		Alternative Loan Trust 2007-2CB 2A1, 1.125%, 03/25/37	$2,937,397	0.1
1,915,893		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,374,803	0.0
1,777,629		Alternative Loan Trust 2007-8CB, 1.025%, 05/25/37	1,048,707	0.0
913,173	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	918,025	0.0
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11 A705, 1.868%, 09/27/44	2,477,080	0.1
4,615,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.723%, 06/10/49	4,631,066	0.1
1,990,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.723%, 06/10/49	1,984,023	0.1
4,820,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.005%, 02/10/51	4,882,934	0.2
1,240,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 6.005%, 02/10/51	1,217,194	0.0
1,237,465	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2003-2 H, 5.957%, 03/11/41	1,313,669	0.0
595,924		Banc of America Mortgage 2005-J Trust 2A4, 2.954%, 11/25/35	553,122	0.0
92,840,000	#,^	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/33	4,325,304	0.1
3,078,941		Bear Stearns ALT-A Trust 2005-4 23A1, 2.980%, 05/25/35	2,976,899	0.1
4,374,312		Bear Stearns ALT-A Trust 2005-7, 3.239%, 09/25/35	3,950,755	0.1
8,556,121		Bear Stearns Asset Backed Securities I Trust 2006-AC4 A1, 0.775%, 07/25/36	6,207,538	0.2
2,320,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.147%, 06/11/41	2,561,671	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	$776,205	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	771,660	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	754,790	0.0
10,000,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10, 5.793%, 12/11/40	10,532,223	0.3
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 D, 5.074%, 09/11/42	2,452,561	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.946%, 02/13/42	3,626,144	0.1
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.946%, 02/13/42	2,027,011	0.1
889,661		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.302%, 10/12/42	888,806	0.0
799,283	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.907%, 04/12/38	801,502	0.0
2,390,944	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,506,876	0.1
1,480,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.825%, 07/25/25	1,488,793	0.0
25,671,408 ^		CD 2016-CD1 Mortgage Trust, 1.582%, 08/10/49	2,685,393	0.1
45,113,000	#,^	CD 2016-CD1 Mortgage Trust, 0.818%, 08/10/49	2,718,839	0.1
2,868,176		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	2,902,993	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,385,193		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.296%, 09/25/37	$1,273,729	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.571%, 12/25/35	2,942,406	0.1
3,194,373		Citigroup Mortgage Loan Trust, 4.240%, 11/25/36	2,773,002	0.1
42,044,941 ^		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.176%, 07/10/49	5,943,258	0.2
32,106,786 ^		COMM 2012-CCRE2 XA Mortgage Trust, 1.895%, 08/15/45	2,472,800	0.1
27,260,000	#,^	COMM 2012-CCRE4 XB Mortgage Trust, 0.745%, 10/15/45	938,644	0.0
13,849,622 ^		COMM 2012-CCRE5 XA Mortgage Trust, 1.905%, 12/10/45	990,988	0.0
6,002,021 ^		COMM 2012-CR1 XA, 2.206%, 05/15/45	464,719	0.0
40,382,192 ^		COMM 2012-CR4 XA, 2.064%, 10/15/45	3,056,669	0.1
14,887,604	#,^	COMM 2012-LC4 Mortgage Trust, 2.480%, 12/10/44	1,254,867	0.0
25,363,398 ^		COMM 2013-LC13 XA Mortgage Trust, 1.538%, 08/10/46	1,329,105	0.1
13,600,403 ^		COMM 2013-LC6 XA, 1.856%, 01/10/46	804,724	0.0
129,701,930	#,^	COMM 2015-PC1 Mortgage Trust, 0.935%, 07/10/50	5,684,784	0.2
3,805,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.236%, 12/10/49	3,809,294	0.1
57,998	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	57,943	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.466%, 05/15/36	974,766	0.1
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	899,770	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$642,500	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	$665,638	0.0
3,703,705	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	3,407,652	0.1
2,840,000	#	DBUBS 2011-LC2A D, 5.727%, 07/10/44	3,000,393	0.1
1,400,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 4.925%, 01/25/24	1,502,227	0.0
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.425%, 07/25/24	2,936,112	0.1
6,700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.525%, 07/25/24	6,715,624	0.2
2,890,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.425%, 11/25/24	3,126,766	0.1
1,625,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.525%, 11/25/24	1,743,744	0.1
4,320,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.525%, 05/25/25	4,497,862	0.1
5,400,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.525%, 07/25/25	5,769,725	0.2
2,100,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.825%, 02/25/25	2,203,074	0.1
700,000		Fannie Mae Connecticut Avenue Securities, 5.525%, 07/25/25	751,636	0.0
671,120 ^		Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/43	83,460	0.0
2,836,583 ^		Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/28	289,545	0.0
8,384,838 ^		Fannie Mae REMIC Trust 2010-118 GS, 5.425%, 10/25/39	1,016,087	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$27,973,945 ^	FHLMC Multifamily Structured Pass Through Certificates K010 X3, 4.790%, 11/25/44	$4,780,940	0.1
1,129,376 ^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 6.175%, 12/25/36	354,507	0.0
25,000,000 ^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	2,998,635	0.1
880,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2013-DN2 M2, 4.775%, 11/25/23	932,744	0.0
9,040,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.025%, 02/25/24	9,807,977	0.3
6,130,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.125%, 04/25/24	6,319,087	0.2
5,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.525%, 08/25/24	5,866,185	0.2
2,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.075%, 10/25/24	2,495,299	0.1
1,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 4.625%, 08/25/24	1,167,793	0.0
1,730,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.275%, 10/25/24	1,851,015	0.0
4,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.225%, 04/25/28	4,463,057	0.1
2,840,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 3.775%, 05/25/25	2,934,127	0.1
5,365,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.325%, 05/25/28	5,749,584	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$2,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.075%, 07/25/28	$2,311,972	0.1
6,500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.324%, 03/25/29	6,534,966	0.2
2,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.374%, 03/25/29	2,621,095	0.1
220,852,091	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	909,248	0.0
8,321,137 ^		GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.456%, 11/10/45	702,839	0.0
2,710,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	2,339,502	0.0
3,000,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	2,785,221	0.1
3,400,000	#	GS Mortgage Securities Trust 2010-C2, 5.357%, 12/10/43	3,429,876	0.1
30,175,393 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.643%, 05/10/45	2,401,134	0.1
45,339,021 ^		GS Mortgage Securities Trust 2013-GC16 XA, 1.615%, 11/10/46	2,544,816	0.1
13,440,000	#	Hudson Yards 2016-10HY Mortgage Trust, 2.835%, 08/10/38	13,699,384	0.4
768,748	#	Jefferies Resecuritization Trust 2009-R6, 2.963%, 03/26/36	750,006	0.0
11,030,795 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 XA, 2.020%, 08/15/49	1,535,659	0.0
600,035		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	487,498	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.726%, 05/15/41	644,649	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,810,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	$1,759,035	0.1
5,699,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	5,386,939	0.2
17,385,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.440%, 12/15/47	332,704	0.0
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.715%, 07/15/46	2,508,122	0.1
2,490,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	2,464,114	0.1
568,826	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.773%, 10/15/37	570,049	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.503%, 06/12/41	1,292,559	0.0
750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 C, 5.549%, 05/15/45	727,640	0.0
6,270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	6,315,361	0.2
1,353,347	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,367,753	0.0
35,881,549 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.837%, 06/15/45	2,212,230	0.1
41,894,397 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 XA, 0.690%, 01/15/46	541,033	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$8,540,000		JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 A4, 2.822%, 08/15/49	$8,782,826	0.3
3,002,911		JP Morgan Mortgage Trust 2005-A4 B1, 2.953%, 07/25/35	2,556,995	0.1
2,659,657		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	2,296,307	0.1
37,983,808 ^		JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.895%, 07/15/45	1,051,327	0.0
21,007,756 ^		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.395%, 04/15/47	826,655	0.0
1,677,073 ^		JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.339%, 10/15/48	105,009	0.0
3,370,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%-5.097%, 01/12/37	3,441,094	0.1
17,450,943	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	9,319	0.0
1,089,398	#	LB-UBS Commercial Mortgage Trust 2004-C7 K, 5.342%, 10/15/36	1,102,441	0.0
913,962	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.828%, 02/15/40	917,653	0.0
1,860,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.928%, 02/15/40	1,876,854	0.1
174,956		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	182,985	0.0
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,774,645	0.1
1,130,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,122,740	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$2,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	$1,906,164	0.1
5,000,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	5,095,411	0.1
756,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.080%, 06/15/38	755,075	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.080%, 06/15/38	2,086,786	0.1
16,487,596	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.905%, 11/15/38	3,911	0.0
3,490,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.322%, 07/15/40	3,487,000	0.1
2,034,009		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	1,703,354	0.1
22,074,699 ^		Lehman Mortgage Trust 2006-7, 6.025%, 11/25/36	5,355,940	0.2
15,933,475 ^		Lehman Mortgage Trust 2006-9, 6.095%, 01/25/37	3,799,444	0.1
2,173,410		Lehman XS Trust Series 2005-5N 1A2, 0.885%, 11/25/35	1,699,828	0.0
4,438,784		Lehman XS Trust Series 2006-14N 2A, 0.725%, 09/25/46	3,593,003	0.1
1,550,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.838%, 08/15/45	1,580,433	0.1
48,816,756 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.299%, 12/15/47	2,860,652	0.1
4,251,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.064%, 10/15/42	4,263,350	0.1
2,800,000	#	Morgan Stanley Capital I Trust 2008-TOP29 D, 6.477%, 01/11/43	2,784,445	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.601%, 09/15/47	3,403,472	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.601%, 09/15/47	1,419,019	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$170,908	#	Morgan Stanley Capital I, Inc. 1999-WF1 M, 5.910%, 11/15/31	$170,916	0.0
479,967	#	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.817%, 07/15/33	513,239	0.0
4,807,498 ^		Morgan Stanley Mortgage Loan Trust 2006-1AR, 3.841%, 02/25/36	394,996	0.0
6,920,203		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	6,067,684	0.2
2,890,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	2,591,634	0.1
355,215		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 B, 6.010%, 05/15/43	354,783	0.0
5,370,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 C, 6.010%, 05/15/43	5,358,147	0.2
6,850,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 6.010%, 05/15/43	6,833,214	0.2
3,076,237		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 3.104%, 10/20/35	2,807,232	0.1
718,745		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.056%, 10/25/36	609,262	0.0
5,556,868		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.035%, 08/25/45	4,895,357	0.1
151,949,584		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.418%, 08/25/45	7,482,438	0.2
806,820		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.575%, 10/25/36	708,936	0.0
1,845,208		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.237%, 11/25/36	1,649,120	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$2,033,911	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.270%, 12/25/36	$1,746,737	0.0
4,702,184	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.270%, 12/25/36	4,023,833	0.1
2,787,062	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.696%, 12/25/36	2,564,056	0.1
1,311,053	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.776%, 08/25/36	1,175,013	0.0
3,114,490	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.802%, 08/25/46	2,733,550	0.1
3,897,722	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.603%, 12/25/36	3,416,012	0.1
904,852	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.415%, 03/25/37	727,801	0.0
2,485,922	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.303%, 04/25/37	2,169,940	0.1
1,161,731	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.755%, 01/25/47	882,791	0.0
2,977,329	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.425%, 11/25/35	2,131,478	0.1
2,630,440	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,326,975	0.1
1,988,884	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	1,892,793	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$873,858		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	$815,978	0.0
2,637,701		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.497%, 06/25/46	1,985,109	0.1
3,481,288		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.467%, 08/25/46	2,343,691	0.1
2,406,755		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.845%, 01/25/47	1,844,598	0.1
2,272,623		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.955%, 06/25/37	1,678,237	0.1
2,349,551		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,140,931	0.1
29,175,891	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.188%, 10/15/45	2,233,073	0.1
57,410,351 ^		Wells Fargo Commercial Mortgage Trust 2014-LC16, 1.608%, 08/15/50	3,888,208	0.1
6,100,000		Wells Fargo Commercial Mortgage Trust 2015-P2, 3.541%, 12/15/48	6,609,275	0.2
21,622,305 ^		Wells Fargo Commercial Mortgage Trust 2016-C33, 1.981%, 03/15/59	2,523,463	0.1
7,300,000		Wells Fargo Commercial Mortgage Trust 2016-C35 A3, 2.674%, 07/15/48	7,392,833	0.2
42,619,514 ^		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.172%, 07/15/48	6,023,011	0.2
1,097,038		Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.198%, 04/25/36	1,009,206	0.0
1,175,448		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.895%, 07/25/37	1,019,223	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$16,860,499	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.255%, 08/15/45	$1,324,107	0.0
13,727,409	#,^	WFRBS Commercial Mortgage Trust 2012-C9, 2.282%, 11/15/45	1,110,751	0.0
27,186,678	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.528%, 03/15/48	1,614,579	0.0
40,646,071		Other Securities	36,268,701	1.1
		Total Collateralized Mortgage Obligations (Cost $506,067,196)	510,273,748	15.0
FOREIGN GOVERNMENT BONDS: 1.6%
5,935,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	6,475,085	0.2
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	345,625	0.0
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	319,500	0.0
300,000	#,L	Dominican Republic International Bond, 6.600%, 01/28/24	339,375	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	238,770	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	232,290	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	267,107	0.0
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	641,587	0.0
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	580,500	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,130,500	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	654,780	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	638,124	0.0
2,500,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	2,824,875	0.1
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
$600,000	#	Republic of Paraguay, 4.625%, 01/25/23	$639,000	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	150,779	0.0
630,000	#	Serbia International Bond, 5.250%, 11/21/17	651,420	0.0
1,100,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	1,185,313	0.1
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	974,876	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	265,188	0.0
31,996,238		Other Securities(a)	33,875,289	1.0
		Total Foreign Government Bonds (Cost $50,487,481)	52,429,983	1.6
ASSET-BACKED SECURITIES: 6.7%
		Automobile Asset-Backed Securities: 0.9%
820,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	826,869	0.0
3,240,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	3,229,392	0.1
970,000		Santander Drive Auto Receivables Trust 2013-4 D, 3.920%, 01/15/20	996,884	0.0
3,480,000	#	Santander Drive Auto Receivables Trust 2013-A D, 3.780%, 10/15/19	3,568,500	0.1
2,270,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	2,343,258	0.1
5,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	5,210,999	0.2
1,940,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,961,544	0.1
10,630,000		Other Securities	10,783,223	0.3
			28,920,669	0.9
		Home Equity Asset-Backed Securities: 0.7%
9,296,835		Freddie Mac Structured Pass-Through Securities, 0.775%, 05/25/31	9,205,030	0.3
17,373,374		Other Securities	15,155,224	0.4
			24,360,254	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 5.1%
$2,000,000	#	1776 CLO Ltd. 2006-1A D, 2.538%, 05/08/20	$1,900,346	0.1
7,600,000	#	ALM VII Ltd. 2012-7A A1R, 2.314%, 10/15/28	7,600,000	0.2
2,930,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	2,930,000	0.1
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/52	1,066,754	0.0
1,113,757	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	—	—
1,076,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	1,194,227	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/45	1,386,135	0.1
7,033,417	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	—	—
3,500,000	#	Apidos Cinco CDO Ltd. 2007-12A C, 3.067%, 05/14/20	3,500,920	0.1
3,250,000	#	Atrium V 5A B, 1.501%, 07/20/20	3,203,255	0.1
650,000	#	Atrium V 5A D, 4.511%, 07/20/20	649,097	0.0
381,544	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	383,540	0.0
4,200,000	#	Blue Hill CLO 2013-1A A, 2.160%, 01/15/26	4,201,256	0.1
3,750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.547%, 03/17/21	3,727,736	0.1
2,380,160	#	Callidus Debt Partners Clo Fund VI Ltd. 6A A1T, 0.975%, 10/23/21	2,354,737	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd. 2006-9A B, 1.245%, 08/01/21	1,228,241	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 1.175%, 08/01/21	1,492,736	0.1
1,500,000	#	Carlyle High Yield Partners IX Ltd., 2.445%, 08/01/21	1,487,452	0.0
2,070,387	#	CIFC Funding 2006-2A B2L, 4.842%, 03/01/21	2,070,314	0.0
3,200,000	#	CIFC Funding 2006-I2A B1L, 2.442%, 03/01/21	3,156,995	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
$2,556,456	#	CIFC Funding 2007-I Ltd., 4.707%, 05/10/21	$2,536,534	0.1
6,000,000	#	Cornerstone CLO Ltd. 2007-1A C, 3.080%, 07/15/21	5,918,502	0.2
2,053,094	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,106,402	0.0
2,461,871	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	2,526,944	0.1
1,550,000	#	Earnest Student Loan Program 2016-B LLC, 4.810%, 09/25/36	1,584,758	0.0
1,150,000	#	Earnest Student Loan Program 2016-C B, 4.460%, 01/26/37	1,151,812	0.0
2,549,509	#	Fraser Sullivan CLO II Ltd. 2006-2A D, 2.357%, 12/20/20	2,546,508	0.1
2,750,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.357%, 12/20/20	2,713,871	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.088%, 04/19/21	1,443,878	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.007%, 05/01/22	2,104,288	0.1
3,067,787	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	3,147,366	0.1
3,647,905	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	3,788,130	0.1
3,031,930	#	HERO Funding Trust 2016-2, 3.750%, 09/20/41	3,080,259	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.677%, 06/17/32	2,493,010	0.1
2,000,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.165%, 10/25/20	1,987,558	0.1
1,495,350	#	Madison Park Funding IV Ltd., 4.466%, 03/22/21	1,466,344	0.0
3,250,000	#	Madison Park Funding Ltd. 2007-6A E, 5.971%, 07/26/21	3,251,300	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
$1,500,000	#	Madison Park Funding Ltd., 3.971%, 07/26/21	$1,500,413	0.1
1,250,000	#	Madison Park Funding V Ltd 2007-5A D, 4.325%, 02/26/21	1,225,514	0.0
9,550,000	#	Magnetite CLO Ltd. 2016-18A A, 2.263%, 11/15/28	9,550,000	0.3
1,096,539	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	1,103,735	0.0
1,399,435	#	Marketplace Loan Trust Series 2015-AV2, 4.000%, 10/15/21	1,405,558	0.1
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.715%, 03/25/20	5,501,639	0.2
2,000,000	#	Muir Grove CLO Ltd. 2007-1A C, 3.715%, 03/25/20	2,000,416	0.0
1,500,000	#	Ocean Trails CLO I 2006-1A B, 1.417%, 10/12/20	1,463,093	0.0
4,000,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	3,992,521	0.1
4,000,000	#	Progress Residential 2015-SFR3 Trust, 4.327%, 11/12/32	4,202,372	0.1
2,000,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.246%, 04/20/21	1,988,014	0.1
2,152,274	#	Sofi Consumer Loan Program 2016-1 LLC, 3.260%, 08/25/25	2,174,851	0.1
1,500,000	#	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,514,448	0.0
2,591,674	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	2,639,315	0.1
3,620,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	3,667,052	0.1
7,320,000		Symphony CLO IX L.P., 2.303%, 10/16/28	7,320,000	0.2
5,740,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.153%, 07/14/26	5,742,290	0.2
3,450,000	#	Taco Bell Funding LLC, 3.832%, 05/25/46	3,507,980	0.1
2,000,000	#	Telos CLO 2006-1A D Ltd., 2.365%, 10/11/21	1,977,020	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
$2,500,000	#	Telos CLO 2006-1A E Ltd., 4.915%, 10/11/21	$2,503,340	0.1
550,000	#	Telos CLO 2007-2A D Ltd., 2.880%, 04/15/22	538,183	0.0
2,100,000	#	Trade MAPS 1 Ltd. 2013- 1A C, 2.768%, 12/10/18	2,099,658	0.1
9,030,000		Wind River CLO Ltd. 2016-2A A, 2.363%, 10/27/28	9,030,000	0.3
12,041,094		Other Securities	10,468,221	0.3
			174,496,838	5.1
		Total Asset-Backed Securities (Cost $225,718,911)	227,777,761	6.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.2%
		Federal Home Loan Mortgage Corporation: 8.7%##
3,630,709 ^		5.961%, due 06/15/36	622,536	0.0
13,592,100 ^		3.000%, due 02/15/33	1,671,892	0.1
8,219,372		3.000%, due 04/01/45	8,622,193	0.3
8,333,567		3.000%, due 04/01/45	8,711,143	0.3
1,027,739 ^^		4.000%, due 01/15/36	1,006,250	0.0
6,871,246 ^		4.000%, due 04/15/43	1,186,615	0.0
20,863,437		4.000%, due 09/01/45	22,387,194	0.7
9,450,903		4.000%, due 09/01/45	10,158,168	0.3
15,301,223		4.000%, due 10/01/45	16,418,745	0.5
6,948,615		4.000%, due 05/01/46	7,458,502	0.2
10,004,651		4.250%, due 06/15/44	11,532,653	0.3
25,000,000		4.500%, due 05/15/38	26,467,762	0.8
4,870,527 ^		4.500%, due 12/15/40	550,251	0.0
3,706,688 ^		4.500%, due 08/15/43	582,951	0.0
624,591 ^		5.250%, due 03/15/33	693,568	0.0
5,756,378 ^		5.476%, due 05/15/36	465,784	0.0
3,679,034 ^		5.476%, due 08/15/42	653,410	0.0
10,045,917		5.500%, due 12/15/34	11,656,759	0.4
2,742,449 ^		5.526%, due 07/15/40	417,042	0.0
17,541,127 ^		5.526%, due 01/15/41	2,308,589	0.1
12,513,112 ^		5.576%, due 09/15/44	2,254,459	0.1
16,025,895 ^		5.676%, due 03/15/43	3,132,655	0.1
6,157,988 ^		5.926%, due 08/15/36	1,306,451	0.0
233,025 ^		6.000%, due 04/15/33	53,263	0.0
2,938,924 ^		6.026%, due 05/15/41	593,494	0.0
4,553,797 ^		6.076%, due 09/15/34	423,507	0.0
1,571,398 ^		6.176%, due 10/15/34	149,085	0.0
12,678,445 ^		6.206%, due 10/15/35	2,697,971	0.1
23,452,000	W	14.000%, due 10/01/44	24,371,757	0.7
18,880,000	W	22.000%, due 02/15/41	19,919,507	0.6
95,850,358		2.500%-7.000%, due 12/15/17-11/01/45	104,986,832	3.1
			293,460,988	8.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 9.6%##
$16,791,988		3.000%, due 04/01/45	$17,561,122	0.5
2,186,012 ^		3.500%, due 06/25/42	313,061	0.0
8,457,258 ^		3.500%, due 06/25/42	1,067,576	0.0
9,405,771		3.500%, due 10/01/42	9,961,888	0.3
138,349 ^		4.000%, due 11/25/18	3,998	0.0
3,918,728 ^		4.000%, due 04/25/41	344,196	0.0
28,056,509		4.000%, due 05/01/45	30,167,213	0.9
7,079,464		4.500%, due 11/01/40	7,768,899	0.2
7,142,747		4.500%, due 10/25/41	8,413,132	0.2
11,049,000		5.000%, due 06/25/40	12,962,656	0.4
46,160,629 ^		5.500%, due 03/25/45	9,873,805	0.3
13,131,267 ^		5.545%, due 11/25/40	2,227,978	0.1
20,887,035		5.576%, due 02/25/49	23,006,181	0.7
2,723,915 ^		5.625%, due 07/25/33	510,209	0.0
5,042,107 ^		5.625%, due 11/25/39	936,278	0.0
13,846,569 ^		5.625%, due 11/25/42	2,886,956	0.1
4,859,695 ^		5.675%, due 10/25/32	839,367	0.0
16,206,657 ^		5.675%, due 06/25/33	3,147,109	0.1
13,318,479 ^		5.675%, due 10/25/42	2,871,888	0.1
11,908,261 ^		5.675%, due 02/25/43	1,886,136	0.1
5,588,128 ^		5.675%, due 08/25/43	1,085,924	0.0
15,532,080 ^		5.725%, due 02/25/33	3,166,721	0.1
8,792,512 ^		5.825%, due 03/25/38	1,679,347	0.1
8,039,834 ^		5.875%, due 10/25/37	1,751,954	0.1
12,703,512 ^		5.875%, due 05/25/40	2,471,436	0.1
3,633,356 ^		5.925%, due 05/25/40	674,078	0.0
468,047 ^		6.000%, due 08/25/33	108,872	0.0
5,383,595 ^		6.025%, due 04/25/39	1,115,693	0.0
5,574,696 ^		6.025%, due 09/25/40	980,212	0.0
13,853,470 ^		6.075%, due 04/25/31	1,872,910	0.1
4,289,339 ^		6.075%, due 10/25/41	815,752	0.0
11,463,429 ^		6.095%, due 06/25/40	1,674,757	0.1
481,975 ^		6.175%, due 08/25/26	69,068	0.0
3,477,253 ^		6.175%, due 07/25/42	700,398	0.0
1,737,767 ^		6.215%, due 01/25/37	339,023	0.0
6,339,242 ^		6.225%, due 10/25/35	1,241,546	0.0
3,229,601 ^		7.125%, due 07/25/33	716,220	0.0
461,968 ^		7.154%, due 02/17/29	71,558	0.0
36,986,000	W	14.000%, due 07/25/42	38,356,095	1.1
11,794,000	W	47.000%, due 03/15/27	12,388,998	0.4
109,638,455	W	0.491%-30.824%, due 11/01/17-08/01/46	118,791,175	3.5
			326,821,385	9.6
		Government National Mortgage Association: 3.9%
24,811,445		3.500%, due 07/20/46	26,407,083	0.8
24,264,000		3.500%, due 08/20/46	25,865,995	0.8
5,162,955 ^		4.500%, due 01/16/29	639,558	0.0
2,363,509 ^		4.500%, due 09/20/41	351,144	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
$9,115,553 ^		4.820%, due 05/16/41	$1,380,801	0.0
1,842,431 ^		5.000%, due 04/20/40	633,261	0.0
10,672,943 ^		5.068%, due 12/20/44	1,694,974	0.1
17,658,378 ^		5.070%, due 04/16/44	3,052,199	0.1
3,621,808 ^		5.318%, due 06/20/40	549,912	0.0
16,749,287 ^		5.500%, due 11/20/43	3,522,752	0.1
19,020,315 ^		5.518%, due 07/20/39	3,248,440	0.1
22,875,995 ^		5.570%, due 05/16/40	3,458,237	0.1
1,034,246 ^		5.668%, due 06/20/38	85,348	0.0
2,315,192 ^		5.668%, due 04/20/39	426,457	0.0
13,532,777 ^		5.670%, due 12/16/39	1,830,430	0.1
7,435,660 ^		5.768%, due 05/20/39	639,196	0.0
1,630,081 ^		5.868%, due 04/20/38	263,248	0.0
874,068 ^		5.970%, due 05/16/38	165,619	0.0
9,799,535		6.000%, due 05/20/39	12,752,628	0.4
2,328,757 ^		6.018%, due 01/20/38	471,520	0.0
11,298,052 ^		6.088%, due 08/20/40	2,612,470	0.1
4,643,086 ^		6.120%, due 09/16/40	947,737	0.0
14,421,004 ^		6.158%, due 08/20/39	2,101,641	0.1
21,789,199 ^		6.168%, due 07/20/37	5,063,023	0.1
1,478,089 ^		6.240%, due 02/16/35	303,108	0.0
28,914 ^		7.720%, due 06/16/31	2,544	0.0
15,263,000	W	16.000%, due 05/20/45	15,990,377	0.5
16,808,555		4.000%-5.500%, due 05/16/39-10/20/60	18,365,152	0.5
			132,824,854	3.9
		Total U.S. Government Agency Obligations (Cost $734,138,247)	753,107,227	22.2
U.S. TREASURY OBLIGATIONS: 23.4%
		Treasury Inflation Indexed Protected Securities: 5.2%
168,283,525		0.625%, due 01/15/26	177,319,845	5.2
		U.S. Treasury Bonds: 4.9%
154,568,000		2.500%, due 05/15/46	160,503,257	4.8
3,966,000		1.500%-3.000%, due 08/15/26-11/15/45	3,940,368	0.1
			164,443,625	4.9
		U.S. Treasury Notes: 13.3%
39,172,000		0.750%, due 08/31/18	39,164,361	1.2
124,855,000		0.750%, due 09/30/18	124,820,915	3.7
98,973,000		0.875%, due 09/15/19	98,965,280	2.9
24,227,000	L	1.125%, due 08/31/21	24,207,134	0.7
104,110,000		1.125%, due 09/30/21	103,975,802	3.1
33,957,000		1.375%, due 08/31/23	33,864,162	1.0
25,625,000		1.375%, due 09/30/23	25,536,927	0.7
1,339,000		1.000%-1.750%, due 12/31/17-02/15/26	1,359,501	0.0
			451,894,082	13.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	Total U.S. Treasury Obligations (Cost $792,938,146)	$793,657,552	23.4
	Total Long-Term Investments (Cost $3,402,974,836)	3,469,840,349	102.3
SHORT-TERM INVESTMENTS: 1.8%
	Corporate Bonds/Notes: 0.1%
$110,000	Anadarko Petroleum Corp., 6.375%, 09/15/17	114,704	0.0
367,000	Discover Financial Services, 6.450%, 06/12/17	378,860	0.0
1,983,000	Laboratory Corp. of America Holdings, 2.200%, 08/23/17	1,996,455	0.1
1,169,000	Southwestern Electric Power Co., 5.550%, 01/15/17	1,182,883	0.0
		3,672,902	0.1
	Securities Lending Collateralcc: 1.2%
9,313,996	Bank of Nova Scotia, Repurchase Agreement dated 09/30/16, 0.47%, due 10/03/16 (Repurchase Amount $9,314,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $9,500,648, due 02/01/21-08/01/46)	9,313,996	0.3
9,313,996	Cantor Fitzgerald, Repurchase Agreement dated 09/30/16, 0.54%, due 10/03/16 (Repurchase Amount $9,314,409, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $9,500,276, due 11/01/16-07/20/66)	9,313,996	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
$9,313,996	Daiwa Capital Markets, Repurchase Agreement dated 09/30/16, 0.52%, due 10/03/16 (Repurchase Amount $9,314,394, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $9,500,276, due 10/13/16-09/09/49)	$9,313,996	0.3
1,960,376	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/30/16, 0.50%, due 10/03/16 (Repurchase Amount $1,960,457, collateralized by various U.S. Government Agency Obligations, 2.140%-6.000%, Market Value plus accrued interest $1,999,584, due 03/01/26-09/01/46)	1,960,376	0.0
9,314,000	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/16, 0.60%, due 10/03/16 (Repurchase Amount $9,314,459, collateralized by various U.S. Government Securities, 0.125%-3.375%, Market Value plus accrued interest $9,500,726, due 04/15/18-09/09/49)	9,314,000	0.3
		39,216,364	1.2
	Foreign Government Bonds: 0.0%
200,000	Pakistan Government International Bond, 6.875%, 06/01/17	203,995	0.0
948,000	Petroleos de Venezuela SA, 5.250%, 04/12/17	810,540	0.0
		1,014,535	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Federal National Mortgage Association: 0.0%
17,493	Fannie Mae (Cost $17,555)	$17,689	0.0
	Mutual Funds: 0.5%
18,692,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%†† (Cost $18,692,000)	18,692,000	0.5
	Total Short-Term Investments (Cost $62,652,191)	62,613,490	1.8
	Total Investments in Securities (Cost $3,465,627,027)	$3,532,453,839	104.1
	Liabilities in Excess of Other Assets	(139,637,641)	(4.1)
	Net Assets	$3,392,816,198	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at September 30, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(a)
This grouping contains securities on loan.

DKK
Danish Krone

Cost for federal income tax purposes is $3,467,040,258.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$81,323,088
Gross Unrealized Depreciation	(15,909,507)
Net Unrealized Appreciation	$65,413,581

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$1,132,594,078	$—	$1,132,594,078
Collateralized Mortgage Obligations	—	510,273,748	—	510,273,748
Short-Term Investments	18,692,000	43,921,490	—	62,613,490
Foreign Government Bonds	—	52,429,983	—	52,429,983
U.S. Treasury Obligations	—	793,657,552	—	793,657,552
Asset-Backed Securities	—	224,847,761	2,930,000	227,777,761
U.S. Government Agency Obligations	—	753,107,227	—	753,107,227
Total Investments, at fair value	$18,692,000	$3,510,831,839	$2,930,000	$3,532,453,839

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Other Financial Instruments+
Centrally Cleared Swaps	—	15,780,903	—	15,780,903
Futures	265,664	—	—	265,664
Total Assets	$18,957,664	$3,526,612,742	$2,930,000	$3,548,500,406
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(16,277,959)	$—	$(16,277,959)
Futures	(1,147,492)	—	—	(1,147,492)
OTC Swaps	—	(225,184)	—	(225,184)
Total Liabilities	$(1,147,492)	$(16,503,143)	$—	$(17,650,635)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2016, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	150	12/30/16	$18,227,344	$(21,379)
U.S. Treasury Ultra Long Bond	247	12/20/16	45,417,125	(1,017,336)
			$63,644,469	$(1,038,715)
Short Contracts
U.S. Treasury 10-Year Note	(91)	12/20/16	(11,932,375)	(72,699)
U.S. Treasury 2-Year Note	(191)	12/30/16	(41,727,533)	(36,078)
U.S. Treasury Long Bond	(107)	12/20/16	(17,992,719)	265,664
			$(71,652,627)	$156,887

At September 30, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD38,344,000	$3,634,651	$3,634,651
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD31,365,000	4,051,884	4,051,884
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD24,606,000	4,017,764	4,017,764
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD45,865,000	(8,718,571)	(8,718,571)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.004%	Chicago Mercantile Exchange	08/15/18	USD265,593,000	14,627	14,627
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD42,083,000	(19,353)	(19,353)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.036% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/18	USD42,311,000	19,029	19,029
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD162,439,000	(2,937,134)	(2,937,134)
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD151,804,000	1,963,311	1,963,311
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD45,684,000	(1,392,043)	(1,392,043)
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD97,984,000	1,728,115	1,728,115
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.618%	Chicago Mercantile Exchange	06/27/26	USD14,380,000	(187,280)	(187,280)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.621%	Chicago Mercantile Exchange	06/27/26	USD14,380,000	(191,292)	(191,292)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.646%	Chicago Mercantile Exchange	06/27/26	USD14,380,000	(224,057)	(224,057)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.620%	Chicago Mercantile Exchange	06/27/26	USD14,380,000	(189,955)	(189,955)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625%	Chicago Mercantile Exchange	06/27/26	USD8,455,000	(114,911)	(114,911)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.902%	Chicago Mercantile Exchange	06/28/26	USD97,984,000	(560,593)	(560,593)
Receive a fixed rate equal to 1.371% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/29/26	USD34,520,000	(341,907)	(341,907)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.394%	Chicago Mercantile Exchange	07/14/26	USD34,520,000	278,202	278,202
Receive a fixed rate equal to 1.356% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/26	USD63,970,000	(740,730)	(740,730)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.469%	Chicago Mercantile Exchange	07/19/26	USD63,970,000	73,320	73,320
Receive a fixed rate equal to 1.476% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/15/26	USD61,523,000	(57,999)	(57,999)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.538%	Chicago Mercantile Exchange	09/22/26	USD3,367,452	(15,309)	(15,309)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.539%	Chicago Mercantile Exchange	09/22/26	USD22,754,000	(104,739)	(104,739)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.545%	Chicago Mercantile Exchange	09/22/26	USD4,489,000	(23,437)	(23,437)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD22,434,000	(142,719)	(142,719)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/22/26	USD22,438,000	(143,811)	(143,811)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.561%	Chicago Mercantile Exchange	09/22/26	USD25,493,548	(172,119)	(172,119)
				$(497,056)	$(497,056)

At September 30, 2016, the following over-the-counter volatility swaps were outstanding for Voya Intermediate Bond Fund:
Reference Entity	Counterparty	Pay/ Receive Volatility	Volatility Strike Rate	Expiration Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
AUD vs. USD	JPMorgan Chase & Co.	Receive	9.650%	10/19/16	USD	25,244,100	$(225,184)	$(225,184)
	Total Volatility Swaps						$(225,184)	$(225,184)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$265,664
Interest rate contracts	Net Assets — Unrealized appreciation**	15,780,903
Total Asset Derivatives		$16,046,567
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,147,492
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	225,184
Interest rate contracts	Net Assets — Unrealized depreciation**	16,277,959
Total Liability Derivatives		$17,650,635

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Written options	Total
Equity contracts	$—	$284,529	$—	$—	$284,529
Interest rate contracts	(1,806,114)	6,671,180	(9,933,979)	1,784,289	(3,284,624)
Total	$(1,806,114)	$6,955,709	$(9,933,979)	$1,784,289	$(3,000,095)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Foreign exchange contracts	$—	$(225,184)	$(225,184)
Equity contracts	24,727	—	24,727
Interest rate contracts	(287,472)	6,237,642	5,950,170
Total	$(262,745)	$6,012,458	$5,749,713

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2016 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2015:
JPMorgan Chase & Co.
Liabilities:
Volatility swaps	$225,184
Total Liabilities	$225,184
Net OTC derivative instruments by counterparty, at fair value	$(225,184)
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(225,184)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 44.0%
		Basic Materials: 0.8%
$580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$588,066	0.4
160,000	#	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	159,876	0.1
329,000		Other Securities	334,619	0.3
			1,082,561	0.8
		Communications: 2.4%
337,000		AT&T, Inc., 1.400%, 12/01/17	337,300	0.3
500,000		AT&T, Inc., 1.750%, 01/15/18	502,625	0.4
550,000		AT&T, Inc., 2.300%, 03/11/19	559,527	0.4
1,683,000		Other Securities	1,733,218	1.3
			3,132,670	2.4
		Consumer, Cyclical: 4.2%
486,000		American Honda Finance Corp., 2.250%, 08/15/19	498,250	0.4
195,000	#	BMW US Capital LLC, 1.450%, 09/13/19	195,162	0.2
260,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	258,664	0.2
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	566,681	0.4
500,000		Lennar Corp., 4.750%, 12/15/17	515,000	0.4
794,000		Southwest Airlines Co., 2.650%-2.750%, 11/06/19-11/05/20	818,002	0.6
2,600,000		Other Securities	2,622,461	2.0
			5,474,220	4.2
		Consumer, Non-cyclical: 9.9%
600,000		Abbott Laboratories, 2.000%, 03/15/20	610,854	0.5
579,000		AbbVie, Inc., 1.750%-1.800%, 11/06/17-05/14/18	581,296	0.4
502,000		Aetna, Inc., 1.500%, 11/15/17	502,168	0.4
364,000		Aetna, Inc., 1.900%, 06/07/19	367,304	0.3
650,000		Altria Group, Inc., 2.625%, 01/14/20	672,883	0.5
300,000	#	BAT International Finance PLC, 1.850%, 06/15/18	302,713	0.2
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	332,728	0.3
520,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	525,361	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
$267,000	#	Mylan NV, 2.500%, 06/07/19	$269,526	0.2
550,000		Sanofi, 1.250%, 04/10/18	551,203	0.4
8,128,000		Other Securities	8,231,816	6.3
			12,947,852	9.9
		Energy: 3.5%
621,000		Chevron Corp., 1.365%-1.790%, 03/02/18-11/16/18	624,212	0.5
1,044,000		Shell International Finance BV, 1.375%-2.125%, 11/10/18-09/12/21	1,045,313	0.8
500,000		Tesoro Corp., 4.250%, 10/01/17	512,500	0.4
2,377,000		Other Securities	2,394,368	1.8
			4,576,393	3.5
		Financial: 17.5%
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	214,526	0.2
260,000		Bank of America Corp., 1.950%, 05/12/18	261,535	0.2
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,122,895	0.9
295,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	295,471	0.2
310,000	#	BNZ International Funding Ltd./London, 2.100%, 09/14/21	308,836	0.2
250,000		Capital One Financial Corp., 2.350%, 08/17/18	253,144	0.2
200,000		Citigroup, Inc., 1.850%, 11/24/17	200,697	0.2
533,000		Citigroup, Inc., 2.050%, 12/07/18	537,297	0.4
395,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	394,670	0.3
360,000		Credit Suisse/New York NY, 1.700%, 04/27/18	360,346	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	501,767	0.4
150,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	152,319	0.1
620,000		Fifth Third Bank/Cincinnati OH, 1.625%-2.150%, 08/20/18-09/27/19	625,207	0.5
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	647,732	0.5

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
$425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	$434,620	0.3
260,000	#	ING Bank NV, 1.650%, 08/15/19	259,861	0.2
350,000	#	ING Bank NV, 2.050%, 08/17/18	352,643	0.3
300,000	#	ING Bank NV, 2.700%, 08/17/20	308,394	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	443,163	0.3
515,000		JPMorgan Chase & Co., 1.700%, 03/01/18	516,655	0.4
750,000	L	Lloyds Bank PLC, 1.750%-2.000%, 05/14/18-08/17/18	752,951	0.6
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	751,244	0.6
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	499,995	0.4
300,000	#	Metropolitan Life Global Funding I, 1.550%, 09/13/19	299,915	0.2
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/21	364,329	0.3
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	295,408	0.2
353,000		Morgan Stanley, 1.875%-2.200%, 01/05/18-12/07/18	354,740	0.3
150,000	#	New York Life Global Funding, 1.550%, 11/02/18	150,809	0.1
580,000		PNC Bank NA, 2.400%, 10/18/19	593,994	0.5
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	368,405	0.3
265,000	#	Standard Chartered PLC, 2.100%, 08/19/19	265,058	0.2
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	679,518	0.5
345,000		Toronto-Dominion Bank, 1.450%, 09/06/18	345,159	0.3
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	605,192	0.4
590,000		Visa, Inc., 1.200%, 12/14/17	591,442	0.4
422,000		Wells Fargo & Co., 1.500%, 01/16/18	422,476	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
$7,267,000		Other Securities	$7,332,474	5.6
			22,864,887	17.5
		Industrial: 1.5%
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	371,341	0.3
1,611,000		Other Securities	1,635,913	1.2
			2,007,254	1.5
		Technology: 3.0%
668,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	687,359	0.5
137,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	138,129	0.1
102,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	103,972	0.1
850,000		Microsoft Corp., 1.300%, 11/03/18	854,374	0.7
395,000		Microsoft Corp., 1.100%-1.550%, 08/08/19-08/08/21	393,761	0.3
550,000		Oracle Corp., 1.200%, 10/15/17	550,172	0.4
1,243,000		Other Securities	1,245,158	0.9
			3,972,925	3.0
		Utilities: 1.2%
1,560,000		Other Securities	1,568,300	1.2
		Total Corporate Bonds/Notes (Cost $57,083,781)	57,627,062	44.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.3%
228,448	#	Americold LLC Trust, 2.028%, 01/14/29	228,664	0.2
188,734		Banc of America Commercial Mortgage Trust 2007-1 A1A, 5.428%, 01/15/49	189,787	0.1
249,469		Banc of America Commercial Mortgage Trust 2007-1 A4, 5.451%, 01/15/49	250,480	0.2
32,904		Banc of America Commercial Mortgage Trust 2007-3, 5.723%, 06/10/49	33,398	0.0
111,845		Banc of America Commercial Mortgage Trust 2007-4 A4, 5.938%, 02/10/51	114,128	0.1

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$36,576		Banc of America Commercial Mortgage, Inc., 5.723%, 06/10/49	$37,024	0.0
197,541	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.815%, 02/24/51	198,803	0.2
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.723%, 06/10/49	481,671	0.4
350,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	351,800	0.3
946,805		Bear Stearns Commercial Mortgage Securities, 5.471%, 01/12/45	955,560	0.7
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.320%, 11/15/44	432,470	0.3
230,000		CD 2007-CD5 Mortgage Trust, 6.320%, 11/15/44	230,945	0.2
626,915		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.900%, 12/10/49	638,628	0.5
650,000		Citigroup Commercial Mortgage Trust, 5.900%, 12/10/49	661,883	0.5
640,000		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	641,346	0.5
467,900		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	467,842	0.4
401,234		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	404,551	0.3
520,544	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	524,255	0.4
227,308	#	Commercial Mortgage Trust 2004-GG1 F, 6.572%, 06/10/36	229,359	0.2
429,537		Commercial Mortgage Trust, 5.289%, 12/11/49	432,389	0.3
500,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1, 5.415%, 02/25/21	498,805	0.4
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$335,000	#	Credit Suisse Commercial Mortgage Trust Series 2009-RR3 A5A, 5.342%, 12/15/43	$334,907	0.2
7,838	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	7,830	0.0
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	619,445	0.5
169,476	#	CSMC Series 2009-RR1, 5.383%, 02/15/40	169,531	0.1
520,000	#	DBRR 2011-C32 Trust, 5.889%, 06/17/49	526,104	0.4
250,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	247,401	0.2
477,259		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10 B, 5.021%, 01/12/37	491,511	0.4
135,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	139,285	0.1
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	271,953	0.2
150,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	148,279	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.774%, 04/15/27	370,363	0.3
441,929		JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%-5.882%, 01/15/49-02/15/51	450,437	0.3
472,754		Morgan Stanley Capital I Trust 2007-IQ13 A4, 5.364%, 03/15/44	475,659	0.4
28,134		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	28,208	0.0

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$262,571	#	Morgan Stanley Re-REMIC Trust 2010-GG10, 5.988%, 08/15/45	$265,448	0.2
171,776	#	Morgan Stanley Reremic Trust, 5.988%, 08/12/45	173,658	0.1
51,655	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	51,640	0.0
62,210		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	62,160	0.1
710,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	714,588	0.5
273,015		Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 2.853%, 02/25/34	277,975	0.2
968,020		Other Securities	989,876	0.8
		Total Collateralized Mortgage Obligations (Cost $15,137,037)	14,820,046	11.3
U.S. TREASURY OBLIGATIONS: 14.1%
		U.S. Treasury Bonds: 0.3%
449,000	L	1.500%-2.500%, due 08/15/26-05/15/46	463,398	0.3
		U.S. Treasury Notes: 13.8%
1,778,000		0.750%, due 08/31/18	1,777,653	1.4
11,212,000		0.750%, due 09/30/18	11,208,939	8.5
3,913,000		0.875%, due 09/15/19	3,912,695	3.0
146,000		1.125%, due 08/31/21	145,880	0.1
1,013,000		1.375%, due 08/31/23	1,010,231	0.8
			18,055,398	13.8
		Total U.S. Treasury Obligations (Cost $18,522,318)	18,518,796	14.1
ASSET-BACKED SECURITIES: 8.8%
		Automobile Asset-Backed Securities: 3.3%
370,000		Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	371,664	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	350,945	0.3
300,000	#	Hyundai Auto Lease Securitization Trust 2016-B, 1.680%, 04/15/20	301,383	0.2
150,000	#	Hyundai Auto Lease Securitization Trust 2016-C, 1.650%, 07/15/20	150,161	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
$350,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	$350,233	0.3
180,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	180,111	0.1
2,580,470		Other Securities	2,593,606	2.0
			4,298,103	3.3
		Credit Card Asset-Backed Securities: 1.9%
300,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	299,758	0.2
200,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	200,115	0.2
300,000		Chase Issuance Trust, 1.370%, 06/15/21	301,057	0.2
600,000		Discover Card Execution Note Trust, 0.954%-2.120%, 03/15/21-12/15/21	607,036	0.4
1,150,000		Other Securities	1,161,522	0.9
			2,569,488	1.9
		Home Equity Asset-Backed Securities: 0.1%
85,043		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	85,890	0.1
		Other Asset-Backed Securities: 3.5%
500,000	#	Apidos Cinco CDO Ltd. 2007-12A C, 3.067%, 05/14/20	500,131	0.4
250,000	#	Atrium V 5A D, 4.511%, 07/20/20	249,653	0.2
120,371	#	CIFC Funding 2006-2A B2L, 4.842%, 03/01/21	120,367	0.1
400,000	#	CIFC Funding 2006-I2A B1L, 2.442%, 03/01/21	394,624	0.3
241,175	#	CIFC Funding 2007-I Ltd., 4.707%, 05/10/21	239,296	0.2
500,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.357%, 12/20/20	493,431	0.4
300,000	#	GoldenTree Loan Opportunities IV Ltd., 5.051%, 08/18/22	300,263	0.2
65,570	#	GSAMP Trust 2005-SEA2, 0.875%, 01/25/45	65,156	0.0

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
$500,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.165%, 10/25/20	$496,890	0.4
250,000	#	Madison Park Funding Ltd. 2007-6A E, 5.971%, 07/26/21	250,100	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.715%, 03/25/20	500,149	0.4
1,000,000	#	Muir Grove CLO Ltd. 2007-1A C, 3.715%, 03/25/20	1,000,208	0.7
			4,610,268	3.5
		Total Asset-Backed Securities (Cost $11,520,261)	11,563,749	8.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.7%
		Federal Home Loan Mortgage Corporation: 2.1%##
645,572		5.000%, due 07/15/39	697,263	0.6
486,749		5.500%, due 11/01/38	553,170	0.4
701,259		6.000%, due 12/15/28	812,116	0.6
662,757		5.500%, due 01/01/37-02/01/39	745,057	0.5
			2,807,606	2.1
		Federal National Mortgage Association: 2.3%##
900,000		5.000%, due 07/25/24	938,522	0.7
1,922,820		3.000%-5.000%, due 01/01/23-10/25/50	2,028,901	1.6
			2,967,423	2.3
		Government National Mortgage Association: 2.3%
635,199		1.144%, due 11/20/65	633,298	0.5
512,695		2.500%, due 12/20/39	526,400	0.4
930,569		7.124%, due 04/20/39	1,077,419	0.8
730,836		2.000%-4.397%, due 07/16/48-09/16/56	760,228	0.6
			2,997,345	2.3
		Total U.S. Government Agency Obligations (Cost $8,647,173)	8,772,374	6.7
		Total Long-Term Investments (Cost $110,910,570)	111,302,027	84.9
SHORT-TERM INVESTMENTS: 16.2%
		Corporate Bonds/Notes: 12.5%
280,000		Chubb INA Holdings, Inc., 5.700%, 02/15/17	284,614	0.2
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Corporate Bonds/Notes (continued)
$500,000		Ally Financial, Inc., 5.500%, 02/15/17	$506,707	0.4
191,000		American Express Credit Corp., 1.550%, 09/22/17	191,284	0.1
193,000		American Honda Finance Corp., 1.200%, 07/14/17	192,851	0.2
521,000		AmerisourceBergen Corp., 1.150%, 05/15/17	520,742	0.4
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	339,381	0.3
900,000		BB&T Corp., 1.600%, 08/15/17	903,084	0.7
329,000		Beam, Inc., 1.875%, 05/15/17	330,533	0.3
253,000		Becton Dickinson and Co., 1.450%, 05/15/17	253,455	0.2
342,000		BPCE SA, 1.625%, 02/10/17	342,591	0.3
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	525,937	0.4
500,000		CIT Group, Inc., 5.000%, 05/15/17	510,000	0.4
630,000		Compass Bank, 1.850%, 09/29/17	629,373	0.5
446,000		Credit Suisse/New York NY, 1.375%, 05/26/17	445,555	0.3
417,000		Diageo Capital PLC, 1.500%, 05/11/17	418,245	0.3
414,000		eBay, Inc., 1.350%, 07/15/17	414,569	0.3
200,000		Express Scripts Holding Co., 1.250%, 06/02/17	200,088	0.2
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	435,407	0.3
314,000		Hess Corp., 1.300%, 06/15/17	314,003	0.2
204,000		The Kroger Co., 6.400%, 08/15/17	213,330	0.2
254,000		L-3 Communications Corp., 1.500%, 05/28/17	254,283	0.2
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	579,132	0.4
303,000		McKesson Corp., 1.292%, 03/10/17	303,272	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	288,890	0.2
580,000		Monsanto Co., 1.150%, 06/30/17	577,891	0.4

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Corporate Bonds/Notes (continued)
$397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	$397,130	0.3
210,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	210,414	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	557,959	0.4
637,000		Santander UK PLC, 1.650%, 09/29/17	637,596	0.5
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	520,000	0.4
294,000		Southern California Edison Co., 1.125%, 05/01/17	293,983	0.2
406,000		Southern Co., 1.300%, 08/15/17	406,362	0.3
300,000		Sprint Nextel Corp., 6.000%, 12/01/16	301,875	0.2
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	255,690	0.2
250,000		Total Capital International SA, 1.550%, 06/28/17	250,736	0.2
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	342,013	0.3
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	250,362	0.2
189,000		Valspar Corp./The, 6.050%, 05/01/17	194,292	0.2
261,000		Vodafone Group PLC, 5.625%, 02/27/17	265,368	0.2
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	286,580	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	646,836	0.5
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	359,100	0.3
179,000		Xerox Corp., 2.950%, 03/15/17	180,078	0.1
			16,331,591	12.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 0.4%
$24,810	Cantor Fitzgerald, Repurchase Agreement dated 09/30/16, 0.54%, due 10/03/16 (Repurchase Amount $24,811, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $25,306, due 11/01/16-07/20/66)	$24,810	0.0
451,000	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/16, 0.60%, due 10/03/16 (Repurchase Amount $451,022, collateralized by various U.S. Government Securities, 0.125%-3.375%, Market Value plus accrued interest $460,042, due 04/15/18-09/09/49)	451,000	0.4
		475,810	0.4
	U.S. Treasury Notes: 1.0%
1,310,000	United States Treasury Note, 0.500%, 02/28/17 (Cost $1,310,086)	1,310,828	1.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
3,070,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%†† (Cost $3,070,000)	3,070,000	2.3
	Total Short-Term Investments (Cost $21,153,177)	21,188,229	16.2
	Total Investments in Securities (Cost $132,063,747)	$132,490,256	101.1
	Liabilities in Excess of Other Assets	(1,478,744)	(1.1)
	Net Assets	$131,011,512	100.0

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at September 30, 2016.

Cost for federal income tax purposes is $132,064,230.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$815,150
Gross Unrealized Depreciation	(389,124)
Net Unrealized Appreciation	$426,026

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$57,627,062	$—	$57,627,062
Collateralized Mortgage Obligations	—	14,820,046	—	14,820,046
Short-Term Investments	3,070,000	18,118,229	—	21,188,229
U.S. Treasury Obligations	—	18,518,796	—	18,518,796
U.S. Government Agency Obligations	—	8,772,374	—	8,772,374
Asset-Backed Securities	—	11,563,749	—	11,563,749
Total Investments, at fair value	$3,070,000	$129,420,256	$—	$132,490,256
Other Financial Instruments+
Futures	27,136	—	—	27,136
Total Assets	$3,097,136	$129,420,256	$—	$132,517,392
Liabilities Table
Other Financial Instruments+
Futures	$(7,559)	$—	$—	$(7,559)
OTC Swaps	—	(3,480)	—	(3,480)
Total Liabilities	$(7,559)	$(3,480)	$—	$(11,039)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2016, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	115	12/30/16	$25,123,907	$22,552
U.S. Treasury 5-Year Note	25	12/30/16	3,037,891	1,822
			$28,161,798	$24,374

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(48)	12/20/16	(6,294,000)	(7,559)
U.S. Treasury Long Bond	(1)	12/20/16	(168,156)	2,483
U.S. Treasury Ultra Long Bond	(1)	12/20/16	(183,875)	279
			$(6,646,031)	$(4,797)

At September 30, 2016, the following over-the-counter volatility swaps were outstanding for Voya Short Term Bond Fund:
Reference Entity	Counterparty	Pay/ Receive Volatility	Volatility Strike Rate	Expiration Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
AUD vs. USD	JPMorgan Chase & Co.	Receive	9.650%	10/19/16	USD	390,100	$(3,480)	$(3,480)
					Total Volatility Swaps		$(3,480)	$(3,480)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$27,136
Total Asset Derivatives		$27,136
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$7,559
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	3,480
Total Liability Derivatives		$11,039

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Equity contracts	$5,507	$—	$5,507
Interest rate contracts	(35,979)	(326,006)	(361,985)
Total	$(30,472)	$(326,006)	$(356,478)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Equity contracts	$393	$—	$393
Foreign exchange contracts	—	(3,480)	(3,480)
Interest rate contracts	27,037	277,368	304,405
Total	$27,430	$273,888	$301,318

See Accompanying Notes to Financial Statements

Summary PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2016 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2015:
JPMorgan Chase & Co.
Liabilities:
Volatility swaps	$3,480
Total Liabilities	$3,480
Net OTC derivative instruments by counterparty, at fair value	$(3,480)
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(3,480)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.8%
		Communications: 2.1%
$290,000		AT&T, Inc., 3.400%, 05/15/25	$298,658	0.3
278,000		CBS Corp., 4.000%, 01/15/26	295,586	0.2
150,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	159,375	0.1
273,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	295,166	0.2
200,000	#	Numericable Group SA, 6.250%, 05/15/24	199,440	0.2
150,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	160,312	0.1
150,000	#	Univision Communications, Inc., 5.125%, 02/15/25	151,500	0.1
249,000		Verizon Communications, Inc., 5.150%, 09/15/23	290,234	0.2
859,000		Other Securities	911,649	0.7
			2,761,920	2.1
		Consumer, Cyclical: 1.4%
150,000	#	Hot Topic, Inc., 9.250%, 06/15/21	159,750	0.2
150,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	155,812	0.1
150,000	#	PetSmart, Inc., 7.125%, 03/15/23	157,875	0.1
1,189,000		Other Securities(a)	1,260,992	1.0
			1,734,429	1.4
		Consumer, Non-cyclical: 1.9%
277,000		Actavis Funding SCS, 3.000%, 03/12/20	285,786	0.2
280,000		Celgene Corp., 3.250%, 08/15/22	294,296	0.2
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	285,254	0.2
150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	172,406	0.2
263,000		Reynolds American, Inc., 4.450%, 06/12/25	294,120	0.2
150,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	129,000	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
$1,028,000		Other Securities	$1,048,974	0.8
			2,509,836	1.9
		Energy: 0.1%
150,000		Other Securities	156,938	0.1
		Financial: 4.4%
150,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	147,000	0.1
327,000		Bank of America Corp., 2.625%, 10/19/20	334,041	0.3
409,000	#	BPCE SA, 4.500%, 03/15/25	413,767	0.3
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/26	301,434	0.3
280,000		Citigroup, Inc., 2.650%, 10/26/20	286,309	0.2
150,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	150,562	0.1
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/25	436,836	0.4
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	294,342	0.2
281,000		HCP, Inc., 4.000%, 06/01/25	289,209	0.2
461,000		JPMorgan Chase & Co., 4.250%-6.125%, 10/01/27-12/29/49	493,708	0.4
400,000	#	Lloyds Banking Group PLC, 4.582%, 12/10/25	410,768	0.3
268,000		Morgan Stanley, 4.000%, 07/23/25	288,901	0.2
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	205,089	0.2
89,000		Wells Fargo & Co., 5.900%, 12/29/49	92,338	0.1
269,000		Wells Fargo & Co., 4.300%, 07/22/27	290,486	0.2
280,000		XLIT Ltd., 4.450%, 03/31/25	284,874	0.2
886,000		Other Securities	945,781	0.7
			5,665,445	4.4
		Industrial: 0.5%
150,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	161,250	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
$150,000	#	Multi-Color Corp., 6.125%, 12/01/22	$158,250	0.1
150,000	#	Sealed Air Corp., 5.500%, 09/15/25	161,250	0.1
200,000		Other Securities	216,668	0.2
			697,418	0.5
		Technology: 0.3%
150,000	#	First Data Corp., 7.000%, 12/01/23	159,000	0.1
150,000		Other Securities	159,375	0.2
			318,375	0.3
		Utilities: 0.1%
150,000		Other Securities	153,000	0.1
		Total Corporate Bonds/Notes (Cost $13,379,199)	13,997,361	10.8
COLLATERALIZED MORTGAGE OBLIGATIONS: 33.4%
870,592		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.255%, 05/25/36	811,218	0.6
253,897		Alternative Loan Trust 2005-10CB 1A1, 1.025%, 05/25/35	203,841	0.2
1,012,885		Alternative Loan Trust 2005-10CB, 0.975%, 05/25/35	810,730	0.6
1,056,164		Alternative Loan Trust 2005-23CB, 5.500%, 07/25/35	1,004,008	0.8
334,771		Alternative Loan Trust 2005-51 3A2A, 1.797%, 11/20/35	293,657	0.2
113,853		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	104,937	0.1
511,340		Alternative Loan Trust 2005-J2 1A12, 0.925%, 04/25/35	420,283	0.3
58,923		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	46,754	0.0
1,212,512		Alternative Loan Trust 2006-18CB, 0.925%, 07/25/36	735,573	0.6
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$293,744		Alternative Loan Trust 2006-19CB A12, 0.925%, 08/25/36	$183,033	0.1
1,243,943		Alternative Loan Trust 2006-19CB, 1.125%, 08/25/36	792,289	0.6
961,668		Alternative Loan Trust 2006-HY11 A1, 0.645%, 06/25/36	757,556	0.6
308,330		Alternative Loan Trust 2007-2CB 2A1, 1.125%, 03/25/37	183,687	0.1
604,392		Alternative Loan Trust 2007-HY8C, 0.685%, 09/25/47	480,448	0.4
234,147	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	235,391	0.2
15,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.723%, 06/10/49	15,052	0.0
1,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.005%, 02/10/51	1,023,188	0.8
22,071		Banc of America Mortgage 2005-J Trust 2A4, 2.954%, 11/25/35	20,486	0.0
210,451	#	Banc of America Re-REMIC Trust 2010-UBER5 A4A, 5.679%, 02/17/51	212,355	0.2
429,106		Bear Stearns ALT-A Trust 2006-6 31A1, 3.072%, 11/25/36	325,757	0.3
1,161,219		Bear Stearns ALT-A Trust 2006-6 32A1, 3.086%, 11/25/36	855,988	0.7
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10, 5.793%, 12/11/40	526,611	0.4
25,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 6.083%, 06/11/50	25,137	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$363,839		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 2.966%, 01/26/36	$289,770	0.2
70,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.825%, 07/25/25	70,416	0.1
8,395,555 ^		CD 2016-CD1 Mortgage Trust, 1.582%, 08/10/49	878,229	0.7
14,660,000	#,^	CD 2016-CD1 Mortgage Trust, 0.818%, 08/10/49	883,518	0.7
318,581		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 2.963%, 03/25/36	292,973	0.2
234,007		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 3.043%, 08/25/35	218,388	0.2
163,562		Citigroup Mortgage Loan Trust, 4.240%, 11/25/36	141,987	0.1
10,440,208 ^		Commercial Mortgage Pass Through Certificates 2012-CR3 XA, 2.078%, 11/15/45	863,442	0.7
7,778,277	#,^	COMM 2012 - LTRT XA, 1.038%, 10/05/30	353,462	0.3
4,887,360 ^		COMM 2012-CR1 XA, 2.206%, 05/15/45	378,414	0.3
1,121,989 ^		COMM 2012-CR4 XA, 2.064%, 10/15/45	84,927	0.0
2,293,259 ^		COMM 2013-LC6 XA, 1.856%, 01/10/46	135,690	0.1
12,733,042 ^		COMM 2014-UBS2 XA Mortgage Trust, 1.563%, 03/10/47	863,069	0.7
10,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,360	0.0
1,052,430		Deutsche ALT-A Securities, Inc. ALT, 0.825%, 04/25/37	559,175	0.4
269,035	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.056%, 06/27/37	266,428	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$60,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.425%, 07/25/24	$60,331	0.0
190,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.425%, 11/25/24	205,566	0.2
375,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.525%, 11/25/24	402,403	0.3
130,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.525%, 05/25/25	135,352	0.1
120,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.825%, 02/25/25	125,890	0.1
11,259,008 ^		FHLMC Multifamily Structured Pass Through Certificates K019 X1, 1.837%, 03/25/22	855,235	0.7
203,197,429	#,^	Freddie Mac 2014-K714 X2B, 0.100%, 01/25/47	726,797	0.6
1,376,626 ^		Freddie Mac Series 3049 PI, 6.126%, 10/15/35	253,254	0.2
100,000 ^		Freddie Mac Series K015 X3, 2.896%, 08/25/39	11,994	0.0
2,829,035 ^		Freddie Mac Series K704 X1, 2.118%, 08/25/18	80,123	0.1
120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.125%, 04/25/24	123,701	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.275%, 10/25/24	106,995	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.324%, 03/25/29	100,538	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.374%, 03/25/29	$201,623	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.225%, 03/25/28	533,708	0.4
739,121	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	3,043	0.0
468,961		JP Morgan Alternative Loan Trust, 0.795%, 03/25/36	474,374	0.4
8,490,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.440%, 12/15/47	162,476	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,006,301	0.8
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.503%, 06/12/41	137,090	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	1,007,235	0.8
200,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	197,706	0.1
500,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 5.577%, 07/15/46	555,711	0.4
6,714,739 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.837%, 06/15/45	413,988	0.3
756,331		JP Morgan Chase Commercial Mortgage Securities Trust, 5.129%, 10/15/42	755,001	0.6
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$148,663		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	$128,353	0.1
425,463		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	379,149	0.3
924,871		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	768,217	0.6
13,633		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	14,259	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	973,741	0.8
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	755,117	0.6
1,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	953,082	0.7
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.080%, 06/15/38	9,985	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2007-C1, 5.484%, 02/15/40	1,002,504	0.8
10,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.322%, 07/15/40	9,991	0.0
102,555		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	85,883	0.1
107,239		Lehman XS Trust Series 2005-5N 1A2, 0.885%, 11/25/35	83,872	0.1
222,407		Lehman XS Trust Series 2006-14N 2A, 0.725%, 09/25/46	180,029	0.1
14,828,905 ^		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.299%, 12/15/47	868,971	0.7
270,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.601%, 09/15/47	297,391	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,722,909	Morgan Stanley Mortgage Loan Trust 2006-9AR, 0.675%, 08/25/36	$826,357	0.6
209,719	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.056%, 10/25/36	177,773	0.1
237,357	WaMu Mortgage Pass Through Certificates, 2.791%, 09/25/36	216,067	0.2
39,773	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.575%, 10/25/36	34,948	0.0
997,409	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.237%, 11/25/36	891,416	0.7
273,807	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 2.237%, 11/25/36	244,710	0.2
123,937	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.696%, 12/25/36	114,020	0.1
43,341	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.776%, 08/25/36	38,843	0.0
154,571	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.802%, 08/25/46	135,665	0.1
239,690	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.603%, 12/25/36	210,067	0.2
24,319	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.303%, 04/25/37	21,228	0.0
131,368	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.575%, 07/25/37	107,623	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,285,665	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.425%, 11/25/35	$920,411	0.7
233,278	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	206,365	0.2
337,195	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	314,861	0.2
348,129	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.467%, 08/25/46	234,369	0.2
1,501,992	Washington Mutual Mortgage Pass-Through Certificates, 1.125%, 07/25/36	790,744	0.6
112,228	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.955%, 06/25/37	82,876	0.1
1,593,178	Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 3.232%, 09/25/36	1,505,874	1.2
1,209,590	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.003%, 10/25/36	1,154,733	0.9
68,468	Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.860%, 03/25/36	65,233	0.1
191,069	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.088%, 05/25/36	182,336	0.1
203,065	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust, 3.088%, 05/25/36	193,783	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,006,202		Wells Fargo Mortgage Backed Securities 2007-3 Trust, 0.651%, 04/25/37	$809,385	0.6
263,940		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.944%, 12/28/37	243,626	0.2
459,532	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.410%, 04/15/45	38,721	0.0
473,794	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.255%, 08/15/45	37,208	0.0
4,133,781	#,^	WFRBS Commercial Mortgage Trust 2012-C9, 2.282%, 11/15/45	334,484	0.3
6,331,401	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.528%, 03/15/48	376,013	0.3
1,277,680		Other Securities	1,092,184	0.8
		Total Collateralized Mortgage Obligations (Cost $43,024,941)	43,107,129	33.4
U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Bonds: 0.0%
12,000		Other Securities	12,461	0.0
		U.S. Treasury Notes: 0.0%
11,000		Other Securities	10,975	0.0
		Total U.S. Treasury Obligations (Cost $23,622)	23,436	0.0
LOANS: 24.3%
		Aerospace & Defense: 0.1%
150,000		Other Securities	150,141	0.1
		Automotive: 0.8%
991,212		Other Securities	996,861	0.8
		Building & Development: 0.4%
546,846		Other Securities	553,015	0.4
		Business Equipment & Services: 1.5%
1,916,761		Other Securities	1,924,392	1.5
		Cable & Satellite Television: 1.3%
1,693,247		Other Securities	1,698,161	1.3
		Chemicals & Plastics: 1.8%
2,260,971		Other Securities	2,270,086	1.8
		Clothing/Textiles: 0.2%
247,481		Other Securities	248,657	0.2
Principal Amount†		Value	Percentage of Net Assets
LOANS: (continued)
	Conglomerates: 0.1%
$150,000	Other Securities	$150,750	0.1
	Containers & Glass Products: 1.2%
1,548,011	Other Securities	1,532,430	1.2
	Cosmetics/Toiletries: 0.3%
399,375	Other Securities	401,107	0.3
	Diversified Insurance: 1.6%
2,123,607	Other Securities	2,130,155	1.6
	Drugs: 0.2%
201,039	Other Securities	203,551	0.2
	Electronics/Electrical: 2.5%
3,218,719	Other Securities	3,227,537	2.5
	Financial Intermediaries: 0.4%
498,125	Other Securities	498,282	0.4
	Food Products: 1.1%
1,397,589	Other Securities	1,383,426	1.1
	Food Service: 0.3%
382,051	Other Securities	386,643	0.3
	Food/Drug Retailers: 0.3%
382,476	Other Securities	383,790	0.3
	Forest Products: 0.2%
250,000	Other Securities	253,438	0.2
	Health Care: 3.1%
398,623	CHG Medical Staffing, Inc., 1st lien term loan, 4.750%, 05/26/23	401,578	0.3
3,666,543	Other Securities	3,651,124	2.8
		4,052,702	3.1
	Home Furnishings: 0.4%
299,250	ADT fka Protection One, Inc., Upsized ADT First Lien Term Loan B-1, 4.750%, 05/02/22	302,616	0.2
250,000	Other Securities	251,094	0.2
		553,710	0.4
	Industrial Equipment: 1.2%
1,506,671	Other Securities	1,510,108	1.2
	Leisure Goods/Activities/Movies: 0.6%
845,589	Other Securities	846,775	0.6
	Lodging & Casinos: 0.8%
1,092,712	Other Securities	1,099,978	0.8
	Oil & Gas: 0.2%
248,728	Other Securities	203,102	0.2
	Publishing: 0.4%
550,000	Other Securities	551,578	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
LOANS: (continued)
	Retailers (Except Food & Drug): 1.7%
$2,256,246	Other Securities	$2,238,165	1.7
	Surface Transport: 0.4%
457,359	Other Securities	459,398	0.4
	Telecommunications: 0.8%
990,252	Other Securities	994,913	0.8
	Utilities: 0.4%
545,204	Other Securities	550,448	0.4
	Total Loans (Cost $30,933,165)	31,453,299	24.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.6%
	Federal Home Loan Mortgage Corporation: 4.6%##
142,502 ^^	0.000%, due 05/15/36	123,403	0.1
3,216,117	1.424%, due 02/15/33	3,259,029	2.5
2,096,520 ^	4.000%, due 05/15/39	248,208	0.2
488,448 ^	4.276%, due 01/15/40	67,274	0.0
2,203,252 ^	4.500%, due 07/15/41	338,183	0.3
2,405,098 ^	5.000%, due 07/15/40	398,793	0.3
1,143,412 ^	6.000%, due 03/01/33	243,585	0.2
670,342 ^	6.000%, due 07/15/39	58,462	0.0
298,521 ^	6.176%, due 05/15/35	15,802	0.0
778,411 ^	6.500%, due 06/15/32	151,456	0.1
1,650,609 ^	6.576%, due 05/15/36	332,805	0.3
491,041 ^	6.926%, due 02/15/33	101,830	0.1
124,487 ^	7.276%, due 05/15/30	28,687	0.0
385,402 ^	7.576%, due 06/15/31	99,478	0.1
228,477 ^	7.876%, due 12/15/31	60,500	0.0
335,544 ^	8.026%, due 11/15/30	73,004	0.1
174,946	8.000%-59.709%, due 05/15/35-12/15/35	363,389	0.3
		5,963,888	4.6
	Federal National Mortgage Association: 2.5%##
42,580,137 ^	0.050%, due 06/25/42	83,167	0.1
1,504,628	1.095%, due 06/25/41	1,510,905	1.2
600,331 ^	4.500%, due 10/25/41	70,338	0.1
1,771,627 ^	5.675%, due 04/25/33	261,217	0.2
176,760 ^	5.975%, due 09/25/34	35,020	0.0
948,480 ^	5.975%, due 06/25/38	52,549	0.0
4,137,936 ^	6.000%, due 12/25/38	428,024	0.3
633,458 ^	6.000%, due 08/25/42	127,233	0.1
1,002,707 ^	6.025%, due 04/25/39	211,021	0.2
509,308 ^	6.075%, due 03/25/32	94,726	0.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
$1,553,940 ^		6.075%, due 06/25/35	$261,595	0.2
239,654 ^		6.525%, due 08/25/34	51,352	0.0
286,537 ^		7.975%, due 08/25/30	68,320	0.0
14,273		5.500%, due 10/01/39	16,257	0.0
			3,271,724	2.5
		Government National Mortgage Association: 1.5%
25,145,598 ^		0.200%-6.068%, due 07/20/34-10/20/44	1,859,061	1.5
		Total U.S. Government Agency Obligations
		(Cost $10,580,049)	11,094,673	8.6
ASSET-BACKED SECURITIES: 7.8%
		Home Equity Asset-Backed Securities: 0.4%
767,563		GSAA Home Equity Trust 2006-3, 0.825%, 03/25/36	512,906	0.4
		Other Asset-Backed Securities: 7.4%
140,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	155,383	0.1
1,000,000	#	Carlyle High Yield Partners IX Ltd., 2.445%, 08/01/21	991,635	0.7
500,000	#	CIFC Funding 2007-I Ltd., 2.307%, 05/10/21	487,504	0.4
675,290	#	CIFC Funding 2007-I Ltd., 4.707%, 05/10/21	670,028	0.5
500,000	#	Cornerstone CLO Ltd. 2007-1A B, 1.630%, 07/15/21	495,356	0.4
1,785,506		CSAB Mortgage-Backed Trust 2007-1 1A3A, 5.858%, 05/25/37	835,082	0.6
1,000,000	#	Dryden XXV Senior Loan Fund 2012-25A D, 4.680%, 01/15/25	999,983	0.8
500,000	#	Emerson Park CLO Ltd. 2013-1A D, 4.430%, 07/15/25	489,196	0.4
1,000,000	#	LCM XIII L.P. 13A D, 4.488%, 01/19/23	999,989	0.8
1,000,000	#	OHA Loan Funding Ltd. 2013-1A D, 4.315%, 07/23/25	994,487	0.7

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
$500,000	#	Halcyon Loan Investors CLO II, Inc. 2007-2A C, 2.115%, 04/24/21	$486,765	0.4
100,000	#	Invitation Homes Trust 2014-SFR2 E, 3.677%, 06/17/32	99,720	0.1
235,583	#	OHA Park Avenue CLO I Ltd., 2.176%, 03/14/22	229,595	0.2
400,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	399,252	0.3
500,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.246%, 04/20/21	497,004	0.4
750,000	#	Telos CLO 2007-2A D Ltd., 2.880%, 04/15/22	733,886	0.6
			9,564,865	7.4
		Total Asset-Backed Securities
		(Cost $10,170,685)	10,077,771	7.8
		Total Long-Term Investments
		(Cost $108,111,661)	109,753,669	84.9
SHORT-TERM INVESTMENTS: 14.5%
		U.S. Treasury Bills: 3.9%
5,000,000		United States Treasury Bill, 12/29/16 (Cost $4,996,632)	4,996,690	3.9
		Securities Lending Collateralcc: 0.3%
20,620		Cantor Fitzgerald, Repurchase Agreement dated 09/30/16, 0.54%, due 10/03/16 (Repurchase Amount $20,621, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $21,032, due 11/01/16-07/20/66)	20,620	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
$362,000	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/16, 0.60%, due 10/03/16 (Repurchase Amount $362,018, collateralized by various U.S. Government Securities, 0.125%-3.375%, Market Value plus accrued interest $369,257, due 04/15/18-09/09/49)	$362,000	0.3
		382,620	0.3
	U.S. Treasury Notes: 0.0%
20,000	United States Treasury Note, 0.625%, 06/30/17 (Cost $19,969)	20,004	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 10.3%
12,266,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%††	12,266,000	9.5
1,090,564	Goldman Sachs Financial Square Money Market Fund- Institutional Shares, 0.440%††	1,090,564	0.8
	Total Mutual Funds (Cost $13,356,564)	13,356,564	10.3
	Total Short-Term Investments (Cost $18,755,785)	18,755,878	14.5
	Total Investments in Securities (Cost $126,867,446)	$128,509,547	99.4
	Assets in Excess of Other Liabilities	830,265	0.6
	Net Assets	$129,339,812	100.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $126,918,720.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,343,657
Gross Unrealized Depreciation	(752,830)
Net Unrealized Appreciation	$1,590,827

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$13,997,361	$—	$13,997,361
Collateralized Mortgage Obligations	—	43,107,129	—	43,107,129
Short-Term Investments	13,356,564	5,399,314	—	18,755,878
U.S. Treasury Obligations	—	23,436	—	23,436
U.S. Government Agency Obligations	—	11,094,673	—	11,094,673
Loans	—	31,453,299	—	31,453,299
Asset-Backed Securities	—	10,077,771	—	10,077,771
Total Investments, at fair value	$13,356,564	$115,152,983	$—	$128,509,547
Other Financial Instruments+
Centrally Cleared Swaps	—	536,111	—	536,111
Forward Foreign Currency Contracts	—	423,165	—	423,165
Futures	9,931	—	—	9,931
Total Assets	$13,366,495	$116,112,259	$—	$129,478,754
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(121,373)	$—	$(121,373)
Forward Foreign Currency Contracts	—	(558,943)	—	(558,943)
Futures	(101,339)	—	—	(101,339)
OTC Swaps	—	(17,103)	—	(17,103)
Total Liabilities	$(101,339)	$(697,419)	$—	$(798,758)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

To Come
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

At September 30, 2016, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	1,426,046	Buy	10/07/16	$1,079,000	$1,086,992	$7,992
Barclays Bank PLC	Swedish Krona	5,450,430	Buy	10/07/16	639,000	635,436	(3,564)
Barclays Bank PLC	British Pound	267,654	Buy	10/07/16	349,000	346,939	(2,061)
Barclays Bank PLC	British Pound	276,304	Buy	10/07/16	366,000	358,152	(7,848)
Barclays Bank PLC	British Pound	110,102	Buy	10/07/16	148,000	142,717	(5,283)
Barclays Bank PLC	British Pound	112,185	Buy	10/07/16	149,000	145,417	(3,583)
Barclays Bank PLC	Norwegian Krone	4,140,581	Buy	10/07/16	497,000	517,928	20,928
Barclays Bank PLC	Norwegian Krone	4,286,750	Buy	10/07/16	514,000	536,212	22,212
Barclays Bank PLC	Norwegian Krone	3,242,701	Buy	10/07/16	392,000	405,616	13,616
Barclays Bank PLC	Norwegian Krone	1,190,687	Buy	10/07/16	145,000	148,938	3,938
Barclays Bank PLC	Australian Dollar	647,993	Buy	10/07/16	493,623	495,907	2,284
BNP Paribas Bank	Swedish Krona	19,728,161	Buy	10/07/16	2,361,356	2,299,997	(61,359)
Deutsche Bank AG	Swedish Krona	7,691,276	Buy	10/07/16	896,000	896,683	683
Deutsche Bank AG	EU Euro	932,172	Buy	10/07/16	1,050,000	1,047,311	(2,689)
Deutsche Bank AG	Norwegian Krone	8,317,268	Buy	10/07/16	1,023,000	1,040,373	17,373
Deutsche Bank AG	Swedish Krona	2,579,428	Buy	10/07/16	302,000	300,721	(1,279)
Deutsche Bank AG	Swedish Krona	8,088,558	Buy	10/07/16	958,000	943,000	(15,000)
Deutsche Bank AG	EU Euro	303,438	Buy	10/07/16	342,000	340,917	(1,083)
Deutsche Bank AG	Swedish Krona	3,414,383	Buy	10/07/16	404,000	398,064	(5,936)
Deutsche Bank AG	Norwegian Krone	3,504,392	Buy	10/07/16	426,000	438,350	12,350
Deutsche Bank AG	New Zealand Dollar	1,920,373	Buy	11/07/16	1,395,097	1,396,315	1,218
Goldman Sachs & Co.	Swiss Franc	315,216	Buy	10/07/16	323,000	324,524	1,524
Goldman Sachs & Co.	Canadian Dollar	2,079,106	Buy	10/07/16	1,605,638	1,584,781	(20,857)
Goldman Sachs & Co.	EU Euro	1,418,069	Buy	10/07/16	1,608,544	1,593,224	(15,320)
Goldman Sachs & Co.	British Pound	798,979	Buy	11/07/16	1,074,357	1,036,318	(38,039)
Goldman Sachs & Co.	British Pound	798,979	Buy	11/07/16	1,074,357	1,036,318	(38,039)
JPMorgan Chase & Co.	Swiss Franc	885,549	Buy	10/07/16	915,000	911,697	(3,303)
JPMorgan Chase & Co.	Australian Dollar	295,614	Buy	10/07/16	225,000	226,232	1,232
JPMorgan Chase & Co.	New Zealand Dollar	663,227	Buy	10/07/16	479,000	482,868	3,868
JPMorgan Chase & Co.	New Zealand Dollar	1,724,212	Buy	10/07/16	1,259,000	1,255,327	(3,673)
JPMorgan Chase & Co.	Australian Dollar	706,770	Buy	10/07/16	540,000	540,888	888
JPMorgan Chase & Co.	Canadian Dollar	369,502	Buy	10/07/16	283,000	281,650	(1,350)
JPMorgan Chase & Co.	Japanese Yen	14,704,178	Buy	10/07/16	146,000	145,023	(977)
JPMorgan Chase & Co.	Swiss Franc	739,196	Buy	10/07/16	756,000	761,023	5,023
JPMorgan Chase & Co.	Australian Dollar	599,220	Buy	10/07/16	452,000	458,581	6,581
JPMorgan Chase & Co.	EU Euro	543,498	Buy	10/07/16	608,000	610,629	2,629
JPMorgan Chase & Co.	New Zealand Dollar	221,783	Buy	10/07/16	161,000	161,471	471
JPMorgan Chase & Co.	Swiss Franc	172,754	Buy	10/07/16	178,000	177,855	(145)
JPMorgan Chase & Co.	EU Euro	301,210	Buy	10/07/16	339,000	338,415	(585)
JPMorgan Chase & Co.	EU Euro	274,413	Buy	10/07/16	309,000	308,308	(692)
JPMorgan Chase & Co.	EU Euro	332,177	Buy	10/07/16	373,000	373,207	207
JPMorgan Chase & Co.	Swiss Franc	327,917	Buy	10/07/16	338,000	337,600	(400)
JPMorgan Chase & Co.	EU Euro	436,145	Buy	10/07/16	491,000	490,016	(984)
JPMorgan Chase & Co.	Australian Dollar	1,139,334	Buy	10/07/16	873,000	871,928	(1,072)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	EU Euro	190,620	Buy	10/07/16	213,000	214,165	1,165
JPMorgan Chase & Co.	Swiss Franc	160,358	Buy	10/07/16	164,000	165,093	1,093
JPMorgan Chase & Co.	Canadian Dollar	183,635	Buy	10/07/16	140,000	139,974	(26)
JPMorgan Chase & Co.	Swiss Franc	211,007	Buy	10/07/16	215,000	217,238	2,238
JPMorgan Chase & Co.	British Pound	85,553	Buy	10/07/16	112,000	110,896	(1,104)
JPMorgan Chase & Co.	New Zealand Dollar	621,856	Buy	10/07/16	448,000	452,748	4,748
JPMorgan Chase & Co.	New Zealand Dollar	431,836	Buy	10/07/16	313,000	314,402	1,402
JPMorgan Chase & Co.	New Zealand Dollar	611,324	Buy	10/07/16	442,000	445,080	3,080
JPMorgan Chase & Co.	Swiss Franc	248,167	Buy	10/07/16	257,000	255,495	(1,505)
JPMorgan Chase & Co.	New Zealand Dollar	571,112	Buy	10/07/16	416,000	415,803	(197)
JPMorgan Chase & Co.	Swiss Franc	409,037	Buy	10/07/16	424,000	421,115	(2,885)
JPMorgan Chase & Co.	Swiss Franc	264,060	Buy	10/07/16	275,000	271,858	(3,142)
JPMorgan Chase & Co.	New Zealand Dollar	221,018	Buy	10/07/16	161,000	160,914	(86)
JPMorgan Chase & Co.	New Zealand Dollar	1,898,777	Buy	11/07/16	1,404,000	1,380,613	(23,387)
Morgan Stanley	Norwegian Krone	2,517,364	Buy	10/07/16	310,000	314,887	4,887
Morgan Stanley	British Pound	115,836	Buy	10/07/16	151,000	150,150	(850)
Morgan Stanley	New Zealand Dollar	589,338	Buy	10/07/16	431,000	429,073	(1,927)
Morgan Stanley	British Pound	278,503	Buy	10/07/16	363,000	361,003	(1,997)
Morgan Stanley	British Pound	268,774	Buy	10/07/16	356,000	348,392	(7,608)
Morgan Stanley	British Pound	230,774	Buy	10/07/16	308,000	299,136	(8,864)
Morgan Stanley	New Zealand Dollar	235,465	Buy	10/07/16	173,000	171,433	(1,567)
Morgan Stanley	British Pound	523,365	Buy	10/07/16	698,000	678,399	(19,601)
Morgan Stanley	Swedish Krona	2,666,028	Buy	10/07/16	316,000	310,817	(5,183)
Morgan Stanley	British Pound	167,613	Buy	10/07/16	223,000	217,265	(5,735)
Morgan Stanley	British Pound	123,295	Buy	10/07/16	162,000	159,818	(2,182)
Morgan Stanley	Japanese Yen	65,674,664	Buy	10/07/16	636,000	647,730	11,730
Morgan Stanley	Japanese Yen	4,835,165	Buy	10/07/16	47,000	47,688	688
Morgan Stanley	Norwegian Krone	6,596,423	Buy	10/07/16	797,000	825,120	28,120
Morgan Stanley	Swedish Krona	1,304,188	Buy	10/07/16	154,000	152,048	(1,952)
Morgan Stanley	Japanese Yen	26,095,456	Buy	10/07/16	260,000	257,372	(2,628)
Morgan Stanley	New Zealand Dollar	172,703	Buy	10/07/16	126,000	125,738	(262)
Morgan Stanley	Japanese Yen	187,794,448	Buy	11/07/16	1,868,000	1,854,592	(13,408)
Morgan Stanley	Japanese Yen	91,469,451	Buy	11/07/16	887,589	903,320	15,731
Morgan Stanley	Japanese Yen	182,938,903	Buy	11/07/16	1,775,179	1,806,640	31,461
							$(109,857)
Barclays Bank PLC	British Pound	168,988	Sell	10/07/16	$220,000	$219,047	$953
Barclays Bank PLC	Swiss Franc	1,005,029	Sell	10/07/16	1,036,000	1,034,706	1,294
Barclays Bank PLC	Norwegian Krone	4,214,877	Sell	10/07/16	520,000	527,222	(7,222)
Barclays Bank PLC	Swedish Krona	7,564,837	Sell	10/07/16	887,000	881,942	5,058
Barclays Bank PLC	Swiss Franc	1,077,149	Sell	10/07/16	1,112,000	1,108,955	3,045
Barclays Bank PLC	Norwegian Krone	3,296,667	Sell	10/07/16	398,000	412,367	(14,367)
Barclays Bank PLC	Norwegian Krone	3,277,263	Sell	10/07/16	398,000	409,940	(11,940)
Barclays Bank PLC	Norwegian Krone	4,419,054	Sell	10/07/16	534,000	552,761	(18,761)
Barclays Bank PLC	Swedish Krona	7,095,930	Sell	10/07/16	838,000	827,275	10,725
Barclays Bank PLC	Swiss Franc	161,759	Sell	10/07/16	167,000	166,536	464
Barclays Bank PLC	Swedish Krona	1,281,946	Sell	10/07/16	150,000	149,455	545
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Swedish Krona	1,928,540	Sell	10/07/16	226,000	224,838	1,162
Barclays Bank PLC	Swedish Krona	2,823,248	Sell	10/07/16	334,000	329,147	4,853
Barclays Bank PLC	British Pound	143,303	Sell	10/07/16	189,000	185,753	3,247
Barclays Bank PLC	EU Euro	1,772	Sell	10/07/16	2,000	1,991	9
Barclays Bank PLC	British Pound	103,458	Sell	10/07/16	137,000	134,105	2,895
Barclays Bank PLC	Swedish Krona	3,896,607	Sell	10/07/16	465,000	454,284	10,716
BNP Paribas Bank	New Zealand Dollar	700,217	Sell	10/07/16	509,000	509,799	(799)
BNP Paribas Bank	Canadian Dollar	432,891	Sell	10/07/16	328,000	329,968	(1,968)
BNP Paribas Bank	Japanese Yen	902,377	Sell	10/07/16	9,000	8,900	100
BNP Paribas Bank	Japanese Yen	23,370,157	Sell	10/07/16	233,420	230,493	2,927
BNP Paribas Bank	British Pound	873,335	Sell	10/07/16	1,148,316	1,132,039	16,277
Deutsche Bank AG	EU Euro	1,779,912	Sell	10/07/16	1,996,000	1,999,762	(3,762)
Deutsche Bank AG	British Pound	327,137	Sell	10/07/16	428,000	424,044	3,956
Deutsche Bank AG	Swiss Franc	216,336	Sell	10/07/16	221,000	222,724	(1,724)
Deutsche Bank AG	Norwegian Krone	4,075,121	Sell	10/07/16	495,000	509,740	(14,740)
Deutsche Bank AG	Australian Dollar	420,667	Sell	10/07/16	318,000	321,934	(3,934)
Deutsche Bank AG	Canadian Dollar	648,053	Sell	10/07/16	497,000	493,973	3,027
Deutsche Bank AG	Norwegian Krone	6,874,746	Sell	10/07/16	837,000	859,934	(22,934)
Deutsche Bank AG	Norwegian Krone	2,952,051	Sell	10/07/16	360,000	369,260	(9,260)
Deutsche Bank AG	EU Euro	1,696,528	Sell	10/07/16	1,895,000	1,906,079	(11,079)
Deutsche Bank AG	British Pound	124,656	Sell	10/07/16	164,000	161,582	2,418
Deutsche Bank AG	EU Euro	143,370	Sell	10/07/16	162,000	161,079	921
Deutsche Bank AG	Swedish Krona	2,359,579	Sell	10/07/16	281,000	275,090	5,910
Goldman Sachs & Co.	Swiss Franc	136,408	Sell	10/07/16	140,000	140,436	(436)
Goldman Sachs & Co.	Swiss Franc	2,619,370	Sell	10/07/16	2,729,957	2,696,715	33,242
Goldman Sachs & Co.	British Pound	798,979	Sell	11/07/16	1,061,977	1,036,318	25,659
Goldman Sachs & Co.	British Pound	798,979	Sell	11/07/16	1,061,977	1,036,318	25,659
JPMorgan Chase & Co.	Japanese Yen	802,340	Sell	10/07/16	8,000	7,913	87
JPMorgan Chase & Co.	Canadian Dollar	248,770	Sell	10/07/16	188,000	189,623	(1,623)
JPMorgan Chase & Co.	EU Euro	710,782	Sell	10/07/16	799,000	798,576	424
JPMorgan Chase & Co.	EU Euro	512,231	Sell	10/07/16	572,000	575,501	(3,501)
JPMorgan Chase & Co.	Australian Dollar	1,004,824	Sell	10/07/16	755,000	768,987	(13,987)
JPMorgan Chase & Co.	New Zealand Dollar	339,284	Sell	10/07/16	248,000	247,019	981
JPMorgan Chase & Co.	Japanese Yen	3,893,847	Sell	10/07/16	38,000	38,404	(404)
JPMorgan Chase & Co.	Canadian Dollar	377,915	Sell	10/07/16	287,000	288,062	(1,062)
JPMorgan Chase & Co.	Swiss Franc	262,409	Sell	10/07/16	269,000	270,158	(1,158)
JPMorgan Chase & Co.	Canadian Dollar	273,692	Sell	10/07/16	212,000	208,619	3,381
JPMorgan Chase & Co.	Swiss Franc	674,002	Sell	10/07/16	694,000	693,904	96
JPMorgan Chase & Co.	Swiss Franc	306,082	Sell	10/07/16	316,000	315,120	880
JPMorgan Chase & Co.	New Zealand Dollar	666,943	Sell	10/07/16	494,000	485,574	8,426
JPMorgan Chase & Co.	Japanese Yen	1,661,051	Sell	10/07/16	16,000	16,382	(382)
JPMorgan Chase & Co.	New Zealand Dollar	484,824	Sell	10/07/16	353,000	352,981	19
JPMorgan Chase & Co.	Japanese Yen	49,533,566	Sell	10/07/16	480,000	488,535	(8,535)
JPMorgan Chase & Co.	New Zealand Dollar	569,586	Sell	10/07/16	414,000	414,692	(692)
JPMorgan Chase & Co.	EU Euro	953,502	Sell	10/07/16	1,064,000	1,071,276	(7,276)
JPMorgan Chase & Co.	EU Euro	641,629	Sell	10/07/16	719,000	720,881	(1,881)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	EU Euro	752,373	Sell	10/07/16	845,000	845,304	(304)
JPMorgan Chase & Co.	Australian Dollar	473,435	Sell	10/07/16	360,000	362,318	(2,318)
JPMorgan Chase & Co.	Canadian Dollar	328,552	Sell	10/07/16	254,000	250,436	3,564
JPMorgan Chase & Co.	Australian Dollar	1,151,153	Sell	10/07/16	876,000	880,973	(4,973)
JPMorgan Chase & Co.	New Zealand Dollar	1,898,777	Sell	11/07/16	1,372,679	1,380,613	(7,934)
Morgan Stanley	Japanese Yen	5,220,698	Sell	10/07/16	52,000	51,490	510
Morgan Stanley	New Zealand Dollar	964,637	Sell	10/07/16	704,000	702,312	1,688
Morgan Stanley	Norwegian Krone	3,465,001	Sell	10/07/16	417,000	433,423	(16,423)
Morgan Stanley	British Pound	130,172	Sell	10/07/16	172,000	168,733	3,267
Morgan Stanley	New Zealand Dollar	503,652	Sell	10/07/16	365,698	366,688	(990)
Morgan Stanley	British Pound	185,600	Sell	10/07/16	244,000	240,580	3,420
Morgan Stanley	Norwegian Krone	2,059,672	Sell	10/07/16	250,763	257,636	(6,873)
Morgan Stanley	Japanese Yen	182,938,903	Sell	11/07/16	1,792,156	1,806,640	(14,484)
							$(25,921)

At September 30, 2016, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury Ultra 10-Year Note	6	12/20/16	$864,938	$(1,325)
U.S. Treasury Ultra Long Bond	11	12/20/16	2,022,625	(45,306)
			$2,887,563	$(46,631)
Short Contracts
U.S. Treasury 10-Year Note	(86)	12/20/16	(11,276,750)	(14,482)
U.S. Treasury 2-Year Note	(31)	12/30/16	(6,772,532)	(5,855)
U.S. Treasury 5-Year Note	(124)	12/30/16	(15,067,938)	(34,371)
U.S. Treasury Long Bond	(4)	12/20/16	(672,625)	9,931
			$(33,789,845)	$(44,777)

At September 30, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.959%	Chicago Mercantile Exchange	08/17/18	USD	19,876,000	$17,664	$17,664
Receive a fixed rate equal to 2.026% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/22	USD	258,000	11,024	11,024
Receive a fixed rate equal to 1.923% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/20/22	USD	575,000	(21,436)	(21,436)
Receive a fixed rate equal to 2.246% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/25	USD	49,000	3,328	3,328
Receive a fixed rate equal to 2.238% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/09/26	USD	20,892,000	477,514	477,514
Receive a fixed rate equal to 1.371% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/29/26	USD	2,610,000	(25,851)	(25,851)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.394%	Chicago Mercantile Exchange	07/14/26	USD	2,610,000	21,034	21,034
Receive a fixed rate equal to 1.356% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/26	USD	4,840,000	(56,044)	(56,044)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.469%	Chicago Mercantile Exchange	07/19/26	USD	4,840,000	5,547	5,547
Receive a fixed rate equal to 1.444% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/17/26	USD	4,607,000	(18,042)	(18,042)
					$414,738	$414,738

At September 30, 2016, the following over-the-counter volatility swaps were outstanding for Voya Strategic Income Opportunities Fund:
Reference Entity	Counterparty	Pay/ Receive Volatility	Volatility Strike Rate	Expiration Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
AUD vs. USD	JPMorgan Chase & Co.	Receive	9.650%	10/19/16	USD	1,917,400	$(17,103)	$(17,103)
						Total Volatility Swaps	$(17,103)	$(17,103)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$423,165
Interest rate contracts	Net Assets — Unrealized appreciation*	9,931
Interest rate contracts	Net Assets — Unrealized appreciation**	536,111
Total Asset Derivatives		$969,207
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$558,943
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	17,103
Interest rate contracts	Net Assets — Unrealized depreciation*	101,339
Interest rate contracts	Net Assets — Unrealized depreciation**	121,373
Total Liability Derivatives		$798,758

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2016 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(52,976)	$—	$—	$—	$(52,976)
Equity contracts	—	—	(365)	—	—	(365)
Interest rate contracts	(134,477)	—	188,697	(298,203)	132,852	(111,131)
Total	$(134,477)	$(52,976)	$188,332	$(298,203)	$132,852	$(164,472)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$(135,778)	$—	$(17,103)	$(152,881)
Equity contracts	—	2,966	—	2,966
Interest rate contracts	—	(173,206)	539,651	366,445
Total	$(135,778)	$(170,240)	$522,548	$216,530

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2015:
	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$115,936	$19,304	$—	$47,856	$86,084	$52,483	$101,502	$423,165
Total Assets	$115,936	$19,304	$—	$47,856	$86,084	$52,483	$101,502	$423,165
Liabilities:
Forward foreign currency contracts	$74,629	$64,126	$—	$93,420	$112,691	$101,543	$112,534	$558,943
Volatility swaps			—		—	17,103		17,103
Total Liabilities	$74,629	$64,126	$—	$93,420	$112,691	$118,646	$112,534	$576,046
Net OTC derivative instruments by counterparty, at fair value	$41,307	$(44,822)	$—	$(45,564)	$(26,607)	$(66,163)	$(11,032)	$(152,881)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$41,307	$(44,822)	$—	$(45,564)	$(26,607)	$(66,163)	$(11,032)	$(152,881)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Shareholder Meeting INFORMATION (Unaudited)

Proposal:
1
To approve a modification to the industry classifications used to implement the Fund’s fundamental investment restriction governing concentration.

A special meeting of shareholders of Voya Strategic Income Opportunities Fund was held June 2, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Strategic Income Opportunities Fund	1*	10,827,949.495	0.000	254,559.525	0.000	11,082,509.020

*
Proposal Passed

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163313          (0916-111816)

Semi-Annual Report

September 30, 2016

Voya Floating Rate Fund
Classes A, C, I, P*, R and W

*  Patent Pending

E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	19

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Economic growth, interest rates and the president-elect

Dear Shareholder,

Speculation about a December interest rate hike began almost immediately after the U.S. Federal Reserve Board’s (“Fed”) decision to keep rates unchanged in September. Regardless of what the Fed announces in December, we believe the more significant story is that unconventional policy tools are here to stay. During September, the European Central Bank (“ECB”) expressed reluctance to commit to new stimulus, saying it would reassess its bond-buying program to ensure it didn’t run out of assets to purchase or hurt banks with negative interest rates. Faced with upset in the financial markets, however, the ECB recanted and declared it stood ready to boost bond buying if needed.

Central bank struggles to induce demand and inflation through monetary policy may pave the way for fiscal stimulus, which is on the table again after nearly a decade of austerity. Japan has introduced a stimulus plan worth 28 trillion yen, and fiscal spending is an agenda item for the U.S. president-elect. Enhancing economic growth will be difficult regardless of the president’s approach, and generating investment returns may become more challenging.

As we await future Fed decisions, the international economic landscape of negative rates and intermittent volatility may ignite concerns to take action. Against this backdrop, investors should prepare for the unexpected as they seek to reach their goals. At Voya Investment Management, we believe the best way to mitigate these unknowns is to hold a broadly diversified portfolio and maintain a disciplined approach to investing. Before you make any changes to your portfolio, seek advice from your investment advisor.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 25, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTH ENDED SEPTEMBER 30, 2016

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having risen nearly 12% in the previous seven weeks. With some turmoil along the way, the Index managed to build on this gain to end up 6.11% for the fiscal half-year. (The Index returned 5.92% for the six-months ended September 30, 2016, measured in U.S. dollars.)

Intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. The outlook was no better in the rest of the developed world where negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.

China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices seemed to reach their nadir on February 11 before rebounding. There was no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Some major oil producing nations announced their intent to restrict output, which might put a floor under oil prices.

It is a measure of the changed market sentiment in the new fiscal year that when the talks among major oil producers to curtail production collapsed in mid-April, an immediate 7% fall in the price of a barrel of oil was recovered within a day.

In fact, the financial press at this time made much of the uncertainties surrounding markets, not least the uncertainty of sentiment itself. The Wall Street Journal in May wrote about the “contradictions and confusion” involved in the recent rally in risk assets, citing years of distortive central bank stimulus. Bloomberg frequently commented on the mounting trillions of dollars’ worth of investment grade bonds carrying negative yields.

Still, by the end of May, the domestic economy was delivering some more encouraging data. For the latest month, retail sales rose 1.3%; consumer prices rose 0.4%, the most in more than three years; housing starts jumped 6.6%; and industrial production rose 0.7%.

FOMC officials started talking about two to three rate increases in 2016, as faint U.S. gross domestic product growth in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were likely to demand their own referendum. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Perhaps some investors felt that central banks would intensify their monetary stimulus. If so, the U.S. still seemed to be moving in the opposite direction. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again raising the prospect of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.68% in the fiscal half-year. The Barclays U.S. Treasury Bond sub-index added 1.81%, but its long-term subsector advanced 6.06% as the yield curve flattened. Indices of riskier classes generally outperformed Treasuries. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 5.03%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 11.38%.

U.S. equities, represented by the S&P 500® index including dividends, rose 6.40% in the six-months through September. The rebounding energy sector did best, returning 14.14%. The utilities sector was the weakest, up 0.49%. Late in the period, high-yielding “bond-proxy” sectors like utilities and telecoms weakened in favor of technology in particular. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.

In currencies, the dollar added just 1.30% against the euro, moving in a narrow range throughout the period. The dollar gained 10.66% on the pound, all of it after Britain’s vote to leave the EU, but lost 9.07% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.

In international markets, the MSCI Japan® Index slipped 1.17%, probably reflecting the balance of improved prospects for China against the concern over the rising yen. The MSCI Europe ex UK® Index rose 3.89%. A sizeable loss in June due to Britain’s vote was almost exactly recovered in July and August. The MSCI UK® Index climbed 14.20%, its big multinational members actually benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2016

Ba	33.72%
B	62.50%
Caa and below	3.78%
Not rated*	0.0%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.11% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 6.08% for the same period.

Portfolio Specifics: The first half of the Fund’s fiscal year was active including the headline-dominating Brexit vote and a strong market rally as investor risk tolerance increased and the hunt for yield ensued. Issuer-friendly terrain has marked the period thus far, as new issuance remained slight in the face of strengthening demand, and consequently, repayments outpaced visible supply for much of the period. These strong market technicals, combined with default activity that remained comfortably within expectations, had the effect of lifting performing loan prices closer to par (more than half of the performing names in the Index were bid at par or higher as of September 30) and, as such, the riskier/lower-priced cohorts of the market outperformed in predictable fashion. Loans rated CCC and those in default outperformed the broad Index for the period with returns of 18.63% and 24.13%, respectively, over the six-month period.

With strong investor demand, deal terms followed the technicals, moving more firmly in favor of issuers, as demand picked up from all sources. Institutional issuance totaled approximately $195 billion in the six-month period, most of which was related to refinancing and recapitalization activity. Collateralized loan obligation formation came in at $20 billion for the six-month period and appears poised for further pick up heading into the fourth quarter, as managers take advantage of strong demand ahead of the December 24 effective date for credit risk retention rules mandated by the Dodd-Frank Act. In kind, retail fund investors reversed direction and posted positive flows over the last nine weeks.

Default activity for the Index remained well below the long-term average for the asset class, both by principal amount and number of issuers, with the rates easing to 1.95% and 2.23%, respectively, as of September 30.

The Fund underperformed the Index for the period ended September 30, 2016 across all share classes. The Fund’s relative underperformance was due largely to underweight positions in oil & gas and nonferrous metals/minerals and lack of exposure (based primarily on what we considered to be rich valuations and/or uncertain recovery prospects) to some of the largest outperformers in those industries. Additionally, selection in the health care sector, including overweights to U.S. Renal Care, Inc., weighed on relative returns. U.S. Renal Care had softer than expected earnings as a result of higher expenses associated with a recent acquisition, coupled with an increase in regulatory chatter affecting the broad dialysis sector. An overweight to cable & satellite television, as well as a handful of small credit selection contributions within the leisure goods and financial intermediaries sectors, benefited relative returns.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2016 AS A PERCENTAGE OF:
NET ASSETS
Dell International LLC	1.2%
Asurion, LLC	1.0%
PetSmart, Inc.	0.8%
Communications Sales & Leasing, Inc.	0.8%
Advantage Sales & Marketing, Inc.	0.7%
BJs Wholesale Club	0.7%
Gates Global LLC	0.7%
Western Digital	0.7%
Hub International Limited	0.7%
Air Medical Group Holdings, Inc.	0.7%

The Fund continues to be well diversified with 307 individual issuers and 35 different industry sectors represented. The average issuer exposure at period-end stood at 0.33% of assets under management, while the average industry exposure closed the period at 2.86%. The Fund experienced one default during the period, Seventy Seven Energy Inc., versus seven defaults for the Index. The position in this name was less than 0.12% of the portfolio, and the company has since exited from bankruptcy.

Current Strategy & Outlook: We believe the remainder of 2016 looks to hold more of the same, with issuers likely to retain the upper hand unless leveraged buyout and/or merger and acquisition activity picks up. As the secondary market for all but the riskiest credits tops off near par, we believe that, barring any significant broader market shocks — which certainly cannot be discounted as we look ahead to a November U.S. Presidential election and expected regulatory changes in December — loans should deliver, minimally, their interest carry to finish out the year with an above average total return. In our opinion, demand is likely to remain strong for the asset class as investors potentially run out of places to find attractive yield and grow weary of the larger volatility swings in other high yielding asset classes.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund October 24, 2016

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2016*	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2016*
Class A	$1,000.00	$1,041.10	1.03%	$5.27	$1,000.00	$1,019.90	1.03%	$5.22
Class C	1,000.00	1,037.30	1.78	9.09	1,000.00	1,016.14	1.78	9.00
Class I	1,000.00	1,042.50	0.78	3.99	1,000.00	1,021.16	0.78	3.95
Class P	1,000.00	1,045.90	0.11	0.56	1,000.00	1,024.52	0.11	0.56
Class R	1,000.00	1,039.90	1.28	6.55	1,000.00	1,018.65	1.28	6.48
Class W	1,000.00	1,042.40	0.78	3.99	1,000.00	1,021.16	0.78	3.95

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2016 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $1,195,870,357)	$1,189,773,215
Short-term investments at fair value (Cost $144,380,763)	144,276,722
Total Investments at fair value	1,334,049,937
Cash	7,118,717
Receivables:
Investment securities sold	9,603,024
Fund shares sold	4,425,604
Interest	3,089,445
Prepaid expenses	56,517
Reimbursement due from manager	6,960
Other assets	13,290
Total assets	1,358,363,494
LIABILITIES:
Payable for investment securities purchased	14,248,227
Payable for fund shares redeemed	2,555,649
Income distribution payable	121,385
Payable for investment management fees	680,532
Payable for distribution and shareholder service fees	94,595
Accrued trustees fees	15,351
Payable to trustees under the deferred compensation plan (Note 8)	13,290
Unrealized depreciation on unfunded commitments	341
Other accrued expenses and liabilities	410,379
Total liabilities	18,139,749
NET ASSETS	$1,340,223,745
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,360,133,469
Undistributed net investment income	316,252
Accumulated net realized loss	(14,024,452)
Net unrealized depreciation	(6,201,524)
NET ASSETS	$1,340,223,745

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$64,255,297
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,489,779
Net asset value and redemption price per share	$9.90
Maximum offering price per share (2.50%)(1)	$10.15

Class C:
Net assets	$49,800,322
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,029,028
Net asset value and redemption price per share(2)	$9.90

Class I:
Net assets	$987,951,922
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	99,784,478
Net asset value and redemption price per share(2)	$9.90

Class P:
Net assets	$35,489,127
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,586,838
Net asset value and redemption price per share	$9.89

Class R:
Net assets	$107,636,170
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,885,345
Net asset value and redemption price per share	$9.89

Class W:
Net assets	$95,090,907
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,584,063
Net asset value and redemption price per share	$9.92

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividend	$218,906
Interest	31,298,384
Other	679,816
Total investment income	32,197,106

EXPENSES:
Investment management fees	4,135,732
Distribution and service fees:
Class A	56,093
Class C	251,335
Class R	268,070
Transfer agent fees:
Class A	13,096
Class C	14,675
Class I	74,025
Class P	63
Class R	31,304
Class W	28,217
Shareholder reporting expense	26,953
Custody and accounting expense	261,467
Registration fees	95,377
Professional fees	43,153
Trustees fees	25,620
Commitment fee	203,333
Miscellaneous expense	37,367
Total expenses	5,565,880
Net waived and reimbursed fees	(157,817)
Net expenses	5,408,063
Net investment income	26,789,043

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(2,605,208)
Net change in unrealized appreciation (depreciation) on :
Investments	28,020,392
Unfunded commitments	1,286
Net change in unrealized appreciation (depreciation)	28,021,678
Net realized and unrealized gain	25,416,470
Increase in net assets resulting from operations	$52,205,513

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six months Ended September 30, 2016	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$26,789,043	$41,502,347
Net realized loss	(2,605,208)	(7,929,133)
Net change in unrealized appreciation (depreciation)	28,021,678	(31,753,056)
Net increase in net assets resulting from operations	52,205,513	1,820,158

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(888,607)	(1,638,206)
Class C	(812,763)	(1,757,234)
Class I	(19,915,704)	(28,633,949)
Class P	(810,346)	(1,223,832)
Class R	(2,004,413)	(3,944,651)
Class W	(2,044,341)	(4,466,780)
Total distributions	(26,476,174)	(41,664,652)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	205,262,730	786,315,877
Reinvestment of distributions	25,803,648	40,294,550
	231,066,378	826,610,427
Cost of shares redeemed	(135,411,179)	(524,352,955)
Net increase in net assets resulting from capital share transactions	95,655,199	302,257,472
Net increase in net assets	121,384,538	262,412,978
NET ASSETS:
Beginning of year or period	1,218,839,207	956,426,229
End of year or period	$1,340,223,745	$1,218,839,207
Undistributed net investment income at end of year or period	$316,252	$3,383

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-16	9.70	0.20		0.20	0.40	0.20	—	—	0.20	9.90	4.11	1.07	1.03	1.03	4.03	64,255	23
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
Class C
09-30-16	9.70	0.16		0.20	0.36	0.16	—	—	0.16	9.90	3.73	1.82	1.78	1.78	3.27	49,800	23
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
Class I
09-30-16	9.70	0.21		0.20	0.41	0.21	—	—	0.21	9.90	4.25	0.78	0.78	0.78	4.29	987,952	23
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
Class P
09-30-16	9.69	0.24		0.20	0.44	0.24	—	—	0.24	9.89	4.59	0.76	0.11	0.11	4.97	35,489	23
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
09-30-16	9.69	0.19		0.19	0.38	0.18	—	—	0.18	9.89	3.99	1.32	1.28	1.28	3.78	107,636	23
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
Class W
09-30-16	9.72	0.21		0.20	0.41	0.21	—	—	0.21	9.92	4.24	0.82	0.78	0.78	4.28	95,091	23
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap

*	Patent Pending

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2016, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $341,066,453 and $293,868,134, respectively. At September 30, 2016, the Fund held loans valued at $1,189,362,430 representing 89.2% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2016, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$5,124	$—
Contingent Deferred Sales Charge	—	4,527

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

The Expense Limitation Agreement is contractual through August 1, 2017 (except for Class W, which is through August 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of September 30, 2016, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2017	2018	2019	Total
$53,733	$19,703	$—	$73,436

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2016 are as follows:

	September 30,
	2017	2018	2019	Total
Class A	$66,588	$22,570	$16,150	$105,308
Class C	61,177	29,601	19,572	110,350
Class R	70,931	48,156	41,923	161,010
Class W	109,210	58,988	37,074	205,272

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2016, the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2016, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	7.86%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 9 — UNFUNDED COMMITMENTS

As of September 30, 2016, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Unfunded Commitment
Kenan Advantage Group, Inc.	$121,136

The unrealized depreciation on these commitments of $341 as of September 30, 2016 is reported as such on the Statement of Assets and Liabilities.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-16	4,315,820	83,230	(2,014,329)	2,384,721	42,486,788	818,846	(19,798,050)	23,507,584
03-31-16	1,902,023	153,022	(2,555,525)	(500,480)	18,766,580	1,509,664	(25,275,490)	(4,999,246)
Class C
09-30-16	472,906	70,998	(745,764)	(201,860)	4,645,599	698,480	(7,323,749)	(1,979,670)
03-31-16	972,623	150,691	(2,203,097)	(1,079,783)	9,579,816	1,486,663	(21,780,910)	(10,714,431)
Class I
09-30-16	12,506,802	1,978,329	(7,536,000)	6,949,131	122,935,355	19,461,478	(73,942,033)	68,454,800
03-31-16	72,680,247	2,819,373	(41,090,933)	34,408,687	707,805,580	27,701,764	(400,155,407)	335,351,937
Class P
09-30-16	1,343,831	82,413	(68,669)	1,357,575	13,156,898	810,346	(675,636)	13,291,608
03-31-16	774,571	123,136	(974,333)	(76,626)	7,785,000	1,213,451	(9,460,460)	(462,009)
Class R
09-30-16	607,570	202,339	(1,064,653)	(254,744)	5,965,505	1,987,319	(10,433,387)	(2,480,563)
03-31-16	2,787,213	399,347	(1,927,198)	1,259,362	27,692,709	3,926,797	(18,800,464)	12,819,042
Class W
09-30-16	1,633,696	205,653	(2,361,983)	(522,634)	16,072,585	2,027,179	(23,238,324)	(5,138,560)
03-31-16	1,483,214	450,615	(4,893,867)	(2,960,038)	14,686,192	4,456,211	(48,880,224)	(29,737,821)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Six Months Ended September 30, 2016	Year Ended March 31, 2016
Ordinary Income	Ordinary Income
$26,476,174	$41,664,652

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2016 were:

			Capital Loss Carryforwards
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$108,801	$(6,383,146)	$(34,625,284)	$(1,082,977)	Short-term	None
			(3,551,039)	Long-term	None
			$(4,634,016)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of September 30, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2016, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0332	November 1, 2016	Daily
Class C	$0.0270	November 1, 2016	Daily
Class I	$0.0353	November 1, 2016	Daily
Class P	$0.0409	November 1, 2016	Daily
Class R	$0.0311	November 1, 2016	Daily
Class W	$0.0353	November 1, 2016	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 88.8%
		Aerospace & Defense: 0.3%
781,579		Transdigm, Inc., Term Loan F (Delayed Draw), 3.854%, 06/15/23	$782,312	0.1
1,763,103		Transdigm, Inc., Term Loan F (Rolled), 3.854%, 06/15/23	1,764,425	0.1
866,250		Transdigm, Inc., Term Loan F, 3.854%, 06/15/23	867,063	0.1
			3,413,800	0.3

		Automotive: 3.0%
985,000		BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	989,002	0.1
2,456,250		Dealer Tire, LLC, Term Loan B, 5.500%, 12/22/21	2,459,320	0.2
4,570,505		Dynacast International LLC, First Lien Term Loan, 4.500%, 01/15/22	4,593,358	0.3
1,648,970		Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	1,597,440	0.1
196,859		Fram Group Holdings Inc., Second Lien Term Loan, 11.000%, 01/29/18	170,529	0.0
9,868,547		Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	9,737,255	0.7
3,641,700		KAR Auction Services, Inc., Term Loan B-3, 4.354%, 03/09/23	3,695,142	0.3
1,437,248		Key Safety Systems, Inc., First Lien Term Loan, 5.500%, 08/29/21	1,454,315	0.1
2,960,810		Metaldyne Performance Group, Term Loan B, 3.750%, 10/20/21	2,971,913	0.2
3,796,650		NN, Inc., Upsized Term Loan B, 5.750%, 10/19/22	3,807,330	0.3
4,680,542		Midas Intermediate Holdco II, LLC, 4.500%, 08/18/21	4,727,347	0.4
4,407,981		TI Group Automotive Systems, L.L.C., Term Loan B, 4.500%, 06/30/22	4,429,986	0.3
			40,632,937	3.0

		Beverage & Tobacco: 0.4%
5,769,261		Jacobs Douwe Egberts , Term Loan B-1 USD, 4.354%, 07/02/22	5,848,589	0.4

		Building & Development: 1.3%
4,920,091	(1)	Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/28/21	4,981,592	0.4
2,048,022		Minimax Viking GmbH, Facility B1 Loan, 4.000%, 08/16/20	2,065,943	0.2
1,924,113		NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	1,928,021	0.1

LOANS*: (continued)
		Building & Development: (continued)
850,346		Ply Gem Industries, Inc., Term Loan, 4.000%, 02/01/21	$856,458	0.1
4,241,000		Quikrete Holdings, Term Loan B, 4.000%, 09/28/20	4,277,668	0.3
670,313		Ventia Service (fka Leighton), Upsized Term Loan B, 5.000%, 05/21/22	674,502	0.0
2,044,875		Zekelman Industries, Inc. (fka JMC Steel), Term Loan B, 6.000%, 06/14/21	2,078,104	0.2
			16,862,288	1.3

		Business Equipment & Services: 5.7%
5,740,491		Acosta, Inc., New Term Loan B, 4.250%, 09/26/21	5,482,169	0.4
7,961,219		Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/23/21	7,886,583	0.6
2,000,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500%, 07/25/22	1,908,334	0.1
8,125,450		AlixPartners LLP, Term Loan B, 4.500%, 07/28/22	8,154,230	0.6
1,587,285		Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	1,584,309	0.1
2,172,500		Boyd Corporation, First Lien Term Loan, 5.250%, 04/15/22	2,147,381	0.2
6,829,217		Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/14/19	6,794,006	0.5
1,386,656		First American Payment Systems, First Lien Term Loan, 5.750%, 10/12/18	1,380,590	0.1
815,631		First American Payment Systems, Second Lien, 10.750%, 04/12/19	789,123	0.1
3,703,255		First Data Corporation, 2021 Dollar Term Loan, 4.854%, 03/24/21	3,729,978	0.3
4,300,000		First Data Corporation, New Term Loan B 2022, 4.604%, 07/08/22	4,330,758	0.3
2,853,929		iQor, First Lien Term Loan, 6.000%, 04/01/21	2,454,378	0.2
1,000,000		iQor, Second Lien Term Loan, 9.750%, 04/01/22	730,000	0.1
4,653,012		Knowledge Universe Education, LLC, First Lien Term Loan, 6.000%, 08/13/22	4,687,910	0.3
1,196,094		Learning Care Group, Term Loan, 5.000%, 05/05/21	1,199,084	0.1
1,989,919		Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	1,982,457	0.1

See Accompanying Notes to Financial Statements

19

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
1,000,000		Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	$996,667	0.1
2,601,900		Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,055,501	0.1
2,363,125		Solera Management, USD Term Loan B, 5.750%, 03/03/23	2,390,079	0.2
3,752,938		SourceHOV, First Lien Term Loan, 7.750%, 10/31/19	3,140,739	0.2
1,155,000		SourceHOV, Second Lien Term Loan, 11.500%, 04/30/20	727,650	0.1
3,648,899		SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	3,621,533	0.3
1,250,000	(1)	Thomson Reuters Intellectual Property & Science, First Lien Term Loan, 4.750%, 09/15/23	1,252,149	0.1
110,375		Wash Multi-Family Services, CAD First Lien Term Loan, 4.250%, 05/26/22	110,651	0.0
630,248		Wash Multi-Family Services, USD First Lien Term Loan, 4.250%, 05/26/22	631,824	0.0
6,408,938		West Corp, Term Loan B-12, 3.854%, 06/30/23	6,455,402	0.5
			76,623,485	5.7

		Cable & Satellite Television: 3.0%
1,990,000		Charter Communications Operating, LLC, Term Loan I, 3.604%, 01/24/23	2,005,062	0.2
1,995,000		CSC Holdings, Inc. (Cablevision), Term Loan B, 5.000%, 10/09/22	2,002,481	0.1
4,709,526		Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 01/07/22	4,666,354	0.3
250,000		Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 07/07/23	240,469	0.0
1,845,208		New Wave Communications, Including Add on Term Loan B, 4.750%, 04/30/20	1,849,821	0.1
5,461,237		Numericable (YPSO France SAS), USD Add On, 4.666%, 07/31/22	5,491,389	0.4
8,886,578		RCN Cable, Term Loan B, 4.250%, 02/25/20	8,906,572	0.6
2,400,000		Telenet Group Holding NV, Term Loan AD, 4.354%, 06/30/24	2,424,751	0.2

LOANS*: (continued)
		Cable & Satellite Television: (continued)
2,150,000		UPC Financing Partnership, Term Loan AN, 3.854%, 08/31/24	$2,161,758	0.2
2,019,964		Virgin Media Investment Holdings Limited, USD Term Loan F, 3.604%, 06/30/23	2,030,484	0.2
987,453		WaveDivision Holdings LLC, New Term Loan B, 4.000%, 10/15/19	989,305	0.1
8,000,000		Wideopenwest Finance, LLC, 2016 Term Loan, 4.500%, 08/15/23	7,975,624	0.6
			40,744,070	3.0

		Chemicals & Plastics: 4.3%
855,486		Allnex S.a.r.l. (Monarch), Term B-2 Facility, 5.104%, 09/13/23	865,110	0.1
644,514		Allnex S.a.r.l. (Monarch), Term B-3 Facility, 5.104%, 09/13/23	651,765	0.0
663,246		Aruba Investments, Inc (a.k.a Angus Chemical), US Term Loan, 4.500%, 02/02/22	661,997	0.0
447,904	(1)	Avantor Performance Materials, Delayed Draw First Lien Term Loan, 5.854%, 06/21/22	450,144	0.0
4,987,500		Avantor Performance Materials, First Lien Term Loan, 6.000%, 06/21/22	5,009,320	0.4
1,752,096	(1)	Avantor Performance Materials, Incremental First Lien Term Loan, 6.000%, 06/21/22	1,760,856	0.1
6,698,546		Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/01/21	6,734,832	0.5
750,000		Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/01/22	750,000	0.1
1,000,000		Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	957,500	0.1
4,054,447		Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.500%, 09/07/21	4,039,243	0.3
670,247		Flint Group Holdings S.A.R.L., USD Term Loan C, 4.500%, 09/07/21	670,248	0.0
7,924,547		Ineos US Finance LLC, Incremental USD Term Loan, 4.250%, 03/31/22	7,963,464	0.6
6,500,000		Kraton Polymers LLC, Term Loan Facility, 6.000%, 01/06/22	6,555,354	0.5

See Accompanying Notes to Financial Statements

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Chemicals & Plastics: (continued)
2,493,590	MacDermid, Inc., First Lien Term Loan, 5.500%, 06/07/20	$2,502,358	0.2
2,145,000	Omnova Solutions Inc, Term Loan B, 5.250%, 08/24/23	2,142,319	0.2
1,096,943	Orion Engineered Carbons, Term Loan B USD, 4.750%, 07/25/21	1,101,400	0.1
1,115,188	Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	1,065,004	0.1
857,850	PQ Corporation, Dollar Term Loan, 5.750%, 11/04/22	864,820	0.1
2,172,450	Royal Adhesives & Sealants, First Lien Term Loan, 4.500%, 06/19/22	2,183,312	0.2
250,000	Royal Adhesives & Sealants, Second Lien Term Loan, 8.500%, 06/19/23	247,083	0.0
3,776,318	Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	3,769,762	0.3
3,127,984	Styrolution Group GmbH, Term Loan B-1 USD, 6.500%, 11/07/19	3,143,624	0.2
2,992,268	Tronox Pigments (Netherlands) BV, Term Loan, 4.500%, 03/19/20	2,966,086	0.2
		57,055,601	4.3

	Clothing/Textiles: 0.5%
6,747,114	Herff Jones, Inc., First Lien Term Loan, 5.000%, 12/10/21	6,779,163	0.5
212,078	Vince, LLC, Term Loan, 5.750%, 11/27/19	202,535	0.0
		6,981,698	0.5

	Conglomerates: 0.7%
1,525,931	Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	1,468,709	0.1
400,000	Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	294,000	0.0
5,870,460	ServiceMaster Company, Term Loan, 4.250%, 07/01/21	5,941,088	0.5
1,901,291	Waterpik, First Lien, 5.750%, 07/08/20	1,898,914	0.1
		9,602,711	0.7

	Containers & Glass Products: 2.5%
6,400,680	Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 10/01/21	6,430,686	0.5
450,000	Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	454,219	0.0

LOANS*: (continued)
	Containers & Glass Products: (continued)
1,000,000	Berry Plastics Corporation, Term G Loan, 3.500%, 01/06/21	$1,001,597	0.1
1,737,217	Berry Plastics Corporation, Term H Loan, 3.750%, 10/01/22	1,744,166	0.1
1,428,250	Hilex Poly Co, LLC (aka Novolex), First Lien Term Loan Facility, 6.000%, 12/09/21	1,441,194	0.1
2,869,085	Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/21	2,867,740	0.2
4,525,176	Otter Products, Term Loan B, 5.750%, 06/03/20	4,034,950	0.3
1,436,741	Peacock Engineering Company, LLC, First Lien Term Loan Facility, 5.250%, 07/27/22	1,428,958	0.1
4,955,870	Prolampac Intermediate Inc, First Lien Term Facility, 5.750%, 08/18/22	4,971,357	0.4
4,620,521	Reynolds Group Holdings Inc, USD Term Loan, 4.250%, 02/04/23	4,640,209	0.3
4,750,330	SIG Combibloc Group AG, USD Term Loan, 4.250%, 03/10/22	4,762,628	0.4
		33,777,704	2.5

	Cosmetics/Toiletries: 0.4%
4,715,000	Revlon Consumer Products Corporation, Term Loan B 2016, 4.354%, 09/07/23	4,733,525	0.4

	Diversified Insurance: 4.8%
4,200,983	Acrisure, LLC, First Lien Term Loan, 6.500%, 05/19/22	4,199,672	0.3
8,904,862	Alliant Holdings, I, LLC, Term Loan B, 4.500%, 08/14/22	8,916,785	0.7
900,000	AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	914,250	0.1
6,727,419	AmWINS Group, Inc., Term Loan, 4.750%, 09/06/19	6,776,475	0.5
5,903,586	Applied Systems Inc., First Lien Term Loan, 4.000%, 01/25/21	5,922,649	0.4
630,224	Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	635,082	0.1
2,630,158	AssuredPartners, Inc., First Lien Term Loan, 5.750%, 10/21/22	2,648,788	0.2
9,638,631	Hub International Limited, Term Loan B, 4.000%, 10/02/20	9,648,424	0.7

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Diversified Insurance: (continued)
8,994,737		National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	$9,018,159	0.7
2,977,099		Sedgwick Holdings, Inc., First Lien Term Loan, 3.750%, 03/01/21	2,956,632	0.2
1,000,000		Sedgwick Holdings, Inc., Incremental Second Lien Term Loan, 6.750%, 02/28/22	992,500	0.1
1,500,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	1,495,312	0.1
8,018,179		USI, Inc., Term Loan, 4.250%, 12/27/19	8,030,712	0.6
1,650,000		Vertafore, Inc., Term Loan B, 4.750%, 06/30/23	1,657,347	0.1
			63,812,787	4.8

		Drugs: 0.4%
780,050		Akorn, Inc, Term Loan, 5.250%, 04/16/21	789,800	0.1
1,991,253		Alvogen Pharma U.S., Term Loan B, 6.000%, 03/31/22	1,998,720	0.1
2,580,500		Endo Pharmaceuticals Holdings Inc., Term Loan B, 3.854%, 09/26/22	2,578,196	0.2
			5,366,716	0.4

		Ecological Services & Equipment: 0.9%
4,443,506		4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	4,210,222	0.3
7,973,786		ADS Waste Holdings, Inc., Term Loan B-2, 3.854%, 10/09/19	7,995,714	0.6
			12,205,936	0.9

		Electronics/Electrical: 11.8%
3,353,950		Accuvant Inc., First Lien Term Loan, 6.250%, 01/28/22	3,371,769	0.3
2,837,594		Active Network, Inc., First Lien Term Loan, 5.500%, 11/13/20	2,825,770	0.2
3,323,683		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/27/20	3,316,414	0.3
700,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/27/21	690,083	0.1
2,981,250		Aspect Software, Inc., Exit Term Loan, 10.500%, 05/24/20	2,925,352	0.2
4,721,344		Avago Technologies (aka Broadcom), Term Loan B-3, 3.854%, 02/01/23	4,783,311	0.4
4,560,000	(1)	Avast Software B.V., Term Loan USD, 5.000%, 08/03/22	4,590,402	0.3

LOANS*: (continued)
		Electronics/Electrical: (continued)
5,072,189		Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	$5,063,734	0.4
6,711,871		BMC Software, Inc., U.S. Term Loan, 5.000%, 09/10/20	6,486,278	0.5
1,390,000		Cavium, Inc., Term Loan B, 3.854%, 08/15/22	1,402,163	0.1
4,794,058	(1)	Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	4,771,588	0.4
15,410,000	(1)	Dell International LLC, Term Loan B, 4.104%, 09/07/23	15,516,745	1.1
1,391,297		ECI, Term Loan B, 5.750%, 05/28/21	1,393,906	0.1
1,670,000	(1)	Epicor Software Corporation, 08/16 Incremental Term Loan B, 5.000%, 06/01/22	1,655,388	0.1
2,962,500		Epicor Software Corporation, Term Loan B, 4.750%, 06/01/22	2,921,766	0.2
314,213		Eze Castle Software, Inc., Incremental Term Loan, 4.500%, 04/04/20	314,016	0.0
450,000		Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/05/21	437,625	0.0
1,914,590		Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/06/20	1,912,197	0.1
6,494,728		Go Daddy Operating Company, LLC, Term Loan, 4.250%, 05/13/21	6,536,541	0.5
6,571,787		Hyland Software, Inc., First Lien Term Loan, 4.750%, 07/01/22	6,610,810	0.5
1,150,000		Hyland Software, Inc., Second Lien Term Loan, 8.250%, 06/30/23	1,157,667	0.1
7,726,962		Informatica Corporation, Term Loan B, 4.500%, 08/05/22	7,525,513	0.6
4,054,194		RedPrairie Corporation, Incremental First Lien Term Loan, 6.000%, 12/21/18	4,052,787	0.3
6,318,454		Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	6,345,111	0.5
2,977,500		Linxens, Term Loan B-1 USD, 5.000%, 10/16/22	2,983,083	0.2
3,357,338		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.604%, 05/07/21	3,386,714	0.3
1,471,313		Micron Technology, Inc., Term Loan B, 6.854%, 04/26/22	1,490,229	0.1

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,613,687	Microsemi Corporation, Term Loan B, 3.854%, 01/15/23	$1,631,168	0.1
550,000	Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	520,667	0.0
4,275,000	ON Semiconductor Corporation, Term Loan B, 5.354%, 03/31/23	4,305,874	0.3
4,096,879	Riverbed Technology, Inc., First Lien Term Loan, 5.000%, 04/24/22	4,137,848	0.3
991,203	Rovi Solutions Corporation, Term Loan B, 3.854%, 07/02/21	991,823	0.1
5,432,357	Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	4,810,352	0.4
6,533,625	SolarWinds Holdings, Inc., Term Loan, 5.500%, 02/05/23	6,602,365	0.5
3,893,478	SS&C Technologies Inc., Term Loan B-1, 4.104%, 07/08/22	3,928,242	0.3
483,843	SS&C Technologies Inc., Term Loan B-2, 4.104%, 07/08/22	488,164	0.0
4,078,947	TTM Technologies, Term Loan B, 6.000%, 05/31/21	4,137,533	0.3
5,348,125	Veritas Technologies Corporation, USD Term Loan B-1, 6.625%, 01/29/23	5,011,637	0.4
9,576,000	Western Digital, USD Term Loan B-1, 4.604%, 04/29/23	9,692,712	0.7
6,750,000	Zebra Technologies, Term Loan B, 4.104%, 10/27/21	6,835,955	0.5
		157,561,302	11.8

	Equity REITs and REOCs: 0.1%
1,350,000	Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/30/20	1,361,992	0.1

	Financial Intermediaries: 1.8%
3,688,778	Duff & Phelps, Add-on Term Loan, 4.750%, 04/23/20	3,702,039	0.3
6,947,500	First Eagle Investment Management, Inc., Term Loan B, 4.854%, 12/01/22	6,938,816	0.5
1,987,487	LPL Holdings, Inc., 2021 Tranche B Term Loan, 4.354%, 03/29/21	2,002,393	0.2
3,980,000	LPL Holdings, Inc., 2022 Tranche B Term Loan, 4.854%, 11/20/22	4,019,800	0.3
467,562	MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	454,704	0.0

LOANS*: (continued)
	Financial Intermediaries: (continued)
3,591,000	NorthStar Asset Management, Term Loan B, 4.729%, 01/31/23	$3,597,733	0.3
2,969,566	Trans Union LLC, Term Loan B, 3.604%, 04/09/21	2,983,089	0.2
		23,698,574	1.8

	Food Products: 2.9%
4,801,154	Advance Pierre Foods, First Lien Term Loan, 4.500%, 05/30/23	4,837,662	0.4
1,411,392	Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,414,920	0.1
250,000	Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/13/21	236,250	0.0
7,689,995	CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	7,468,908	0.6
3,670,972	Del Monte Foods Consumer Products, Inc., First Lien, 4.250%, 02/18/21	3,462,949	0.3
450,000	Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	348,750	0.0
5,350,962	Hostess, First Lien Term Loan, 4.500%, 08/03/22	5,387,750	0.4
500,000	Hostess, Second Lien Term Loan, 8.500%, 08/03/23	503,437	0.0
6,947,500	JBS USA, Inc. (FKA Swift), Term Loan B, 4.000%, 10/30/22	6,964,785	0.5
7,051,280	Keurig Green Mountain, Inc., USD Term Loan B, 5.354%, 03/03/23	7,153,524	0.5
799,723	NPC International, Term Loan, 4.750%, 12/28/18	803,222	0.1
		38,582,157	2.9

	Food Service: 1.3%
4,207,234	CEC Entertainment, Inc., First Lien Term Loan, 4.000%, 02/14/21	4,146,381	0.3
2,181,282	Manitowoc Foodservice, Inc., Term Loan B, 5.750%, 03/03/23	2,212,612	0.2
1,721,438	P.F. Chang’s China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,699,920	0.1
5,746,534	Restaurant Brands International (F.K.A. Burger King Corporation), Term Loan B, 3.750%, 12/10/21	5,790,207	0.4

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food Service: (continued)
3,690,750	US Foods, Inc., Term Loan B, 4.104%, 06/30/23	$3,721,726	0.3
		17,570,846	1.3

	Food/Drug Retailers: 1.3%
5,233,061	Albertsons LLC, Term Loan B-4, 4.500%, 08/15/21	5,271,001	0.4
1,296,750	NBTY, Inc., USD Term Loan B, 5.000%, 05/05/23	1,303,774	0.1
2,450,000	Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,442,853	0.2
650,000	Portillo Restaurant Group (The), Second Lien Term Loan, 8.000%, 08/01/22	651,219	0.0
7,890,716	Supervalu, Term Loan, 5.500%, 03/21/19	7,907,705	0.6
		17,576,552	1.3

	Forest Products: 0.1%
1,775,000	Blount International, Inc., Term Loan B USD, 7.250%, 04/12/23	1,799,406	0.1

	Health Care: 9.5%
3,355,644	Acadia, New Term Loan B, 4.604%, 02/16/23	3,387,103	0.2
1,229,385	Aegis Sciences, First Lien Term Loan, 5.500%, 02/24/21	1,118,740	0.1
9,373,463	Air Medical Group Holdings, Inc., Term Loan B, 4.250%, 04/28/22	9,319,565	0.7
1,097,250	ATI Physical Therapy, First Lien Term Loan, 5.500%, 05/10/23	1,105,022	0.1
2,665,958	CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	2,622,636	0.2
5,819,572	Catalent Pharma Solutions, Inc. , USD Term Loan, 4.250%, 05/20/21	5,866,047	0.4
4,280,994	CHG Medical Staffing, Inc., First Lien Term Loan, 4.750%, 05/26/23	4,312,720	0.3
5,189,651	CHS/Community Health Systems, Inc., Term Loan H, 4.000%, 01/27/21	5,104,671	0.4
1,308,150	Concentra Inc, Term loan B, 4.000%, 06/01/22	1,309,785	0.1
2,172,840	Connolly / iHealth Technologies, First Lien, 4.250%, 05/14/21	2,180,716	0.2
986,769	ConvaTec, Dollar Term Loan, 4.250%, 06/15/20	991,234	0.1
2,255,228	Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	1,409,518	0.1

LOANS*: (continued)
	Health Care: (continued)
3,710,018	DJO Finance LLC, First Lien Term Loan, 4.250%, 06/08/20	$3,643,935	0.3
2,325,000	ExamWorks Group, Inc., First Lien Term Loan, 4.750%, 07/27/23	2,342,800	0.2
2,855,418	Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	2,348,582	0.2
1,250,000	Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	990,625	0.1
5,469,115	Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	5,418,695	0.4
561,441	Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	547,843	0.0
5,337,033	Kinetic Concepts, Inc., Dollar Term F, 5.000%, 11/01/20	5,389,848	0.4
498,113	Medpace Holdings, Inc., Term Loan B, 4.750%, 04/01/21	499,047	0.0
3,533,360	Multiplan, Inc, First Lien Term Loan, 5.000%, 06/07/23	3,581,944	0.3
767,650	NAPA, First Lien Term Loan, 6.000%, 04/19/23	778,205	0.0
2,366,314	NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	2,371,243	0.2
1,478,617	Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	1,376,223	0.1
3,500,000	Patterson Medical Holdings, Inc., Upsized First Lien Term Loan, 5.750%, 08/28/22	3,465,000	0.3
6,380,586	Pharmaceutical Product Development, Inc., Term B, 4.250%, 08/18/22	6,408,502	0.5
3,069,460	Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	3,075,215	0.2
250,000	Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	250,000	0.0
1,496,250	Precyse, First Lien Term Loan, 6.500%, 10/20/22	1,509,342	0.1
3,500,000	Prospect Medical Holdings, Inc., Term Loan B, 7.000%, 07/01/22	3,471,562	0.3
2,437,750	Quorum Health, Term B, 6.750%, 04/29/22	2,369,569	0.2
3,318,981	Schumacher Group, First Lien Term Loan, 5.000%, 07/31/22	3,336,266	0.2

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
2,189,000	Select Medical Corporation, Series F Tranche B, 6.000%, 03/03/21	$2,211,547	0.2
5,929,993	Sivantos (Siemens Audiology), Term Loan B USD, 4.250%, 01/17/22	5,948,525	0.4
6,946,103	Sterigenics International LLC, Term Loan B, 4.250%, 05/08/22	6,954,612	0.5
6,545,518	Surgery Center Holdings, Inc., First Lien Term Loan, 5.250%, 11/03/20	6,557,791	0.5
837,250	Surgical Care Affiliates LLC, Term Loan B, 4.250%, 03/17/22	843,355	0.1
7,695,616	U.S. Renal Care, Inc., First Lien Term Loan, 5.250%, 12/30/22	7,420,497	0.6
468,089	Valeant Pharmaceuticals International, Inc., First Lien Term Loan, 5.604%, 04/01/22	470,078	0.0
2,511,514	Valeant Pharmaceuticals International, Inc., Series E-1 Tranche B, 5.354%, 08/05/20	2,515,352	0.2
45,740	Valeant Pharmaceuticals International, Inc., Tranche B Series D-2, 5.104%, 02/13/19	45,764	0.0
2,058,856	Vizient, Inc., Term Loan B, 6.250%, 02/13/23	2,084,592	0.1
		126,954,316	9.5

	Home Furnishings: 0.9%
2,044,875	ADT fka Protection One, Inc., Upsized ADT First Lien Term Loan B-1, 4.750%, 05/02/22	2,068,199	0.1
7,924,808	AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	7,959,479	0.6
2,693,037	Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	2,705,662	0.2
		12,733,340	0.9

	Industrial Equipment: 3.4%
2,275,273	Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	2,133,069	0.2
6,666,301	Apex Tool Group, Term Loan B, 4.500%, 01/31/20	6,580,893	0.5
1,878,731	CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	1,889,887	0.1
208,243	CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	209,479	0.0

LOANS*: (continued)
	Industrial Equipment: (continued)
574,228	CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	$577,638	0.1
7,988,306	Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	7,941,710	0.6
2,412,435	Filtration Group Corporation, First Lien Term Loan, 4.250%, 11/30/20	2,422,386	0.2
126,330	Filtration Group Corporation, Second Lien Term Loan, 8.250%, 11/30/21	126,646	0.0
5,577,512	Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,415,764	0.4
1,350,000	Global Brass and Copper, Inc., Term Loan B, 5.250%, 06/30/23	1,369,406	0.1
1,728,365	Kenan Advantage Group, Inc., Term Loan B, 4.000%, 07/31/22	1,723,505	0.1
530,745	Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.000%, 07/31/22	529,252	0.0
963,714	MKS Instruments, Term Loan B, 4.354%, 04/29/23	977,267	0.1
8,348,742	Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/21/20	8,362,659	0.6
1,995,000	Sensus Metering Systems Inc., New Term Loan, 6.500%, 04/05/23	2,008,301	0.2
2,880,724	WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	2,887,926	0.2
250,000	WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	248,125	0.0
		45,403,913	3.4

	Leisure Goods/Activities/Movies: 3.3%
8,340,915	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	8,053,987	0.6
500,000	Cirque Du Soleil, Second Lien Term Loan, 9.250%, 07/10/23	487,500	0.0
5,110,779	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	5,121,961	0.4
1,000,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	1,004,688	0.1

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Leisure Goods/Activities/Movies: (continued)
3,563,745		Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	$3,583,791	0.3
8,359,734		Fitness International, LLC., Term Loan B, 5.500%, 07/01/20	8,361,473	0.6
5,295,525		Life Time Fitness, Term Loan B, 4.250%, 06/10/22	5,308,213	0.4
2,082,857		NEP/NCP Holdco, Inc, Second Lien, 10.000%, 07/22/20	2,095,875	0.2
5,120,047		NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.500%, 01/22/20	5,105,650	0.4
2,582,108		SRAM, LLC, First Lien Term Loan, 4.000%, 04/10/20	2,517,555	0.2
1,925,000		UFC Holdings (fka Zuffa), First Lien Term Loan, 5.000%, 08/04/23	1,940,812	0.1
			43,581,505	3.3

		Lodging & Casinos: 3.7%
9,259,072		Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	9,261,970	0.7
847,135		American Casino and Entertainment Properties LLC, Term Loan, 4.750%, 07/07/22	859,842	0.1
6,553,286		Aristocrat Leisure Limited, Term Loan B, 3.604%, 10/20/21	6,584,008	0.5
7,292,806		CityCenter Holdings, LLC, Term Loan, 4.250%, 10/16/20	7,349,019	0.5
717,750		Eldorado Resorts, Inc., Term Loan B, 4.250%, 07/23/22	719,091	0.1
2,590,000		ESH Hospitality, Inc., Term Loan B, 3.854%, 08/25/23	2,611,968	0.2
1,542,589		Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	1,498,240	0.1
1,237,024		Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	1,244,370	0.1
2,886,390		Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,903,529	0.2
347,375		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	342,599	0.0
990,000		La Quinta, First Lien Term Loan, 3.750%, 04/14/21	987,112	0.1
2,393,971		Scientific Games International, Inc., Term Loan B, 6.000%, 10/18/20	2,404,231	0.2
4,937,373		Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	4,949,332	0.3

LOANS*: (continued)
		Lodging & Casinos: (continued)
5,185,025		Station Casinos LLC, Term Loan, 3.854%, 06/01/23	$5,212,236	0.4
3,241,213		Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	3,265,928	0.2
			50,193,475	3.7

		Mortgage REITs: 0.1%
994,937		International Market Centers, First Lien Term Loan, 4.500%, 08/11/20	1,009,861	0.1
500,000		International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	505,000	0.0
			1,514,861	0.1

		Nonferrous Metals/Minerals: 0.6%
4,314,639		Fairmount Minerals, Ltd., Tranche B-2 Term Loan, 4.500%, 09/05/19	3,876,435	0.3
3,826,563		Novelis Inc., Term Loan B, 4.104%, 06/02/22	3,848,087	0.3
			7,724,522	0.6

		Oil & Gas: 1.2%
2,269,860		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	2,105,295	0.2
1,858,824		Energy Transfer Equity, L.P., New Term Loan, 4.104%, 12/02/19	1,861,147	0.1
4,761,034		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	1,924,253	0.2
3,370,750		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/18/20	2,131,999	0.2
4,472,931	(1)	MEG Energy Corp., Term Loan, 3.750%, 03/31/20	4,166,536	0.3
1,975,785	(1)	Seventy Seven Energy Inc., Term Loan, 3.854%, 06/25/21	1,717,287	0.1
1,989,822		Southcross Energy Partners, L.P., Term Loan, 5.250%, 08/04/21	1,624,815	0.1
201,124		Southcross Holdings L.P., Exit Term Loan, 0.854%, 04/13/23	170,453	0.0
			15,701,785	1.2

		Publishing: 1.4%
3,640,875		Cengage Learning Acquisition, Inc., Term Loan-B, 5.250%, 05/31/23	3,644,126	0.3
4,189,500		McGraw Hill Global Education, Term Loan B, 5.000%, 05/04/22	4,216,732	0.3
2,695,751		Merrill Communications, LLC, New First Lien Term Loan, 6.250%, 06/01/22	2,534,006	0.2

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Publishing: (continued)
3,485,326	Penton Media, Inc, First Lien, 4.750%, 10/03/19	$3,491,861	0.3
804,757	Penton Media, Inc, Second Lien, 9.000%, 09/30/20	806,518	0.0
3,793,705	Tribune Company, Term Loan B, 3.854%, 12/31/20	3,827,659	0.3
		18,520,902	1.4

	Radio & Television: 1.5%
2,681,947	Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	1,884,068	0.1
3,476,399	Clear Channel Communications, Inc., Term Loan E, 8.354%, 07/30/19	2,674,655	0.2
2,736,020	Learfield Communications, Inc, First Lien Term Loan, 4.250%, 10/09/20	2,740,297	0.2
2,189,426	Media General, Inc, DD Term Loan B, 4.000%, 07/31/20	2,193,303	0.2
1,633,214	Salem Communications Corporation, Term Loan B, 4.500%, 03/13/20	1,611,778	0.1
2,746,039	Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	2,753,332	0.2
6,335,885	Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	6,351,725	0.5
		20,209,158	1.5

	Retailers (Except Food & Drug): 6.5%
1,466,250	Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/09/21	1,462,584	0.1
7,039,749	Academy Ltd., Term Loan, 5.000%, 07/01/22	6,898,954	0.5
5,624,083	Ascena Retail Group, Inc., Term Loan B, 5.354%, 08/21/22	5,445,316	0.4
6,265,179	Bass Pro Group, LLC, Term Loan B, 4.104%, 06/05/20	6,269,020	0.5
3,980,000	Belk, First Lien Term Loan, 5.750%, 12/12/22	3,633,525	0.3
8,383,009	BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	8,403,966	0.6
1,358,498	BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	1,366,649	0.1
5,174,000	FullBeauty Brands (F.K.A. OneStopPlus), First Lien Term Loan, 5.750%, 10/14/22	4,915,300	0.4

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
5,507,644	Harbor Freight Tools USA, Inc., Term Loan B, 4.104%, 08/15/23	$5,545,019	0.4
1,013,825	Hudson’s Bay Company, Term Loan B, 4.750%, 09/30/22	1,020,161	0.1
2,193,889	J. Crew, Term Loan B, 4.000%, 03/05/21	1,741,792	0.1
3,196,016	Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21	2,528,848	0.2
3,030,000	Leslies Poolmart, Inc., Term Loan B, 5.500%, 08/16/23	3,054,619	0.2
5,004,725	Men’s Wearhouse, Term Loan, 4.500%, 06/18/21	4,982,829	0.4
5,825,522	Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	5,400,049	0.4
5,918,372	Party City Holdings Inc, Term Loan B, 4.250%, 08/19/22	5,943,738	0.5
5,872,994	Petco Animal Supplies, Inc., Term Loan-B1, 5.000%, 01/26/23	5,934,989	0.4
10,674,962	PetSmart, Inc., Term Loan B, 4.250%, 03/11/22	10,708,321	0.8
984,772	rue21 inc., Term Loan B, 5.625%, 10/09/20	499,279	0.0
2,074,952	Savers, Term Loan B, 5.000%, 07/09/19	1,907,918	0.1
		87,662,876	6.5

	Surface Transport: 1.2%
2,952,525	Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	2,903,315	0.2
4,104,037	Navistar Inc., Term Loan B, 6.500%, 08/07/20	4,117,478	0.3
2,482,406	OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 08/05/19	2,479,303	0.2
2,481,250	Quality Distribution, First Lien Term Loan, 5.750%, 08/18/22	2,235,192	0.1
4,938,747	XPO Logistics, Term Loan B, 4.250%, 10/31/21	4,971,466	0.4
		16,706,754	1.2

	Telecommunications: 5.5%
4,299,884	Aricent Group, First Lien Term Loan, 5.500%, 04/14/21	3,898,116	0.3
3,500,317	Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	3,514,172	0.3
7,422,795	Asurion, LLC, Incremental Tranche B-4 Term Loan, 5.000%, 08/04/22	7,465,706	0.5

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: (continued)
1,150,000	Asurion, LLC, Second Lien Term Loan, 8.500%, 03/03/21	$1,145,112	0.1
2,331,429	Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	1,787,915	0.1
4,613,581	Avaya Inc., Term B-7 Loan, 6.250%, 05/29/20	3,414,050	0.3
2,479,975	CommScope, Inc., Tranche 5 Term Loan, 3.854%, 12/29/22	2,500,884	0.2
10,126,850	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/22	10,173,687	0.8
5,939,983	Consolidated Communications, Inc., Term Loan B, 4.250%, 12/23/20	5,965,970	0.4
1,175,456	Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	1,150,968	0.1
525,000	Encompass Digital Media, Inc., Second Lien, 8.750%, 06/05/22	477,750	0.0
1,751,131	Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	1,701,516	0.1
850,000	Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	810,156	0.1
2,922,899	Hawaiian Telcom Communications, Inc., Term Loan B, 5.250%, 06/06/19	2,942,993	0.2
2,610,000	Level 3 Financing, Inc, Term Loan B-4, 4.000%, 01/15/20	2,627,944	0.2
975,498	Level 3 Financing, Inc, Tranche B-II 2022 Term Loan, 3.604%, 05/31/22	982,205	0.1
2,450,000	Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	2,464,930	0.2
4,545,264	Lightower Fiber Networks, First Lien Term Loan, 4.104%, 04/13/20	4,553,218	0.3
4,276,616	Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	3,791,934	0.3
5,167,199	U.S. Telepacific Corp, Term Loan B, 6.000%, 11/25/20	5,084,849	0.4
3,606,875	Windstream Corporation, Term Loan B-6, 5.854%, 03/29/21	3,621,530	0.3
3,359,234	XO Communications, First Lien Term Loan, 4.250%, 03/19/21	3,364,485	0.2
		73,440,090	5.5

LOANS*: (continued)
	Utilities: 2.5%
2,175,000	Aclara Technologies LLC, Term Loan, 6.750%, 08/15/23	$2,175,000	0.2
1,975,000	Calpine Corp, Term Loan B-5, 3.604%, 05/27/22	1,982,714	0.1
4,964,987	Calpine Corp, Term Loan B-6, 4.000%, 01/15/23	4,997,260	0.4
1,043,000	Dayton Power and Light Company, Term Loan, 4.104%, 08/30/22	1,058,645	0.1
5,875,000	Dynegy Inc., Term Loan C, 5.000%, 06/30/23	5,920,285	0.4
1,642,717	TPF II Power, LLC, Term Loan, 5.000%, 09/30/21	1,663,251	0.1
2,328,440	Linden Power Complex, Term Loan, 5.250%, 06/15/23	2,357,545	0.2
1,975,000	Longview Power, LLC, Term Loan, 7.000%, 04/13/21	1,738,000	0.1
1,959,596	TPF Generation Holdings, LLC, Term Loan, 4.750%, 12/31/17	1,953,472	0.2
1,389,500	RISEC, Term Loan, 5.750%, 12/19/22	1,347,815	0.1
1,386,500	Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	1,358,770	0.1
5,374,286	Texas Competitive Electric Holdings Company LLC, Term Loan B, 5.000%, 10/31/17	5,414,593	0.4
1,225,714	Texas Competitive Electric Holdings Company LLC, Term Loan C, 5.000%, 10/31/17	1,234,907	0.1
		33,202,257	2.5

	Total Loans (Cost $1,194,926,577)	1,189,362,430	88.8

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.0%
42,798	@	EveryWhere Global	302,282	0.0
57,165	@	Millennium Health, LLC	28,583	0.0
222	@	Southcross Holdings GP LLC	—	0.0
222	@	Southcross Holdings L.P. — Class A	79,920	0.0
		Total Equities and Other Assets (Cost $943,780)	410,785	0.0
		Total Long-Term Investments (Cost $1,195,870,357)	1,189,773,215	88.8

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.7%
	Loans: 0.2%
625,000	Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 12/19/16	$627,604	0.0
3,262,277	Fram Group Holdings Inc., First Lien Term Loan, 7.000%, 07/31/17	3,149,118	0.2
		3,776,722	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 10.5%
140,500,000	State Street Institutional Liquid Reserves Fund — Premier Class, 0.40%†† (Cost $140,500,000)	140,500,000	10.5

	Total Short-Term Investments (Cost $144,380,763)	144,276,722	10.7

	Total Investments (Cost $1,340,251,120)	$1,334,049,937	99.5
	Assets in Excess of Other Liabilities	6,173,808	0.5
	Net Assets	$1,340,223,745	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2016.
@	Non-income producing security
(1)	Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.
Cost for federal income tax purposes is $1,340,600,800.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,891,812
Gross Unrealized Depreciation	(17,442,675)
Net Unrealized Depreciation	$(6,550,863)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
Equities and Other Assets	$—	$410,785	$—	$410,785
Loans	—	1,189,362,430	—	1,189,362,430
Short-Term Investments	140,500,000	3,776,722	—	144,276,722
Total Investments, at fair value	$140,500,000	$1,193,549,937	$—	$1,334,049,937
Liabilities Table
Other Financial Instruments
Unfunded commitments	$—	$(341)	$—	$(341)
Total Liabilities	$—	$(341)	$—	$(341)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

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Investment Adviser
Voya Investments, LLC
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Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

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Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163315 (0916-111816)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 50.0%
2,172,486		Fannie Mae 2005-43 PZ, 6.000%, 05/25/35	2,719,207	0.2
1,036,405		Fannie Mae 2007-60 ZB, 4.750%, 05/25/37	1,189,630	0.1
4,207,286		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	4,955,579	0.3
16,500,673	^	Fannie Mae 2012-148 HI, 3.500%, 05/25/42	2,422,145	0.2
381,727		Fannie Mae Grantor Trust 2004-T1 1A1, 6.000%, 01/25/44	443,462	0.0
1,959,903		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/33	2,381,387	0.2
3,820,826		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/33	4,105,982	0.3
5,782,933		Fannie Mae REMIC Trust 2003-76 EZ, 5.000%, 08/25/33	6,751,341	0.4
548,869		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/34	623,002	0.0
2,359,303	^	Fannie Mae REMIC Trust 2005-17 ES, 6.225%, 03/25/35	376,804	0.0
1,734,928		Fannie Mae REMIC Trust 2005-59 NQ, 15.562%, 05/25/35	2,306,016	0.2
1,559,975		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/35	1,735,529	0.1
580,176		Fannie Mae REMIC Trust 2006-115 ES, 24.459%, 12/25/36	905,427	0.1
4,386,788	^	Fannie Mae REMIC Trust 2006-36 SP, 6.175%, 05/25/36	713,824	0.1
7,438,494	^	Fannie Mae REMIC Trust 2006-79 SH, 5.925%, 08/25/36	1,645,721	0.1
871,955		Fannie Mae REMIC Trust 2009-12 LK, 8.126%, 03/25/39	970,366	0.1
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/35	2,231,035	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/39	6,609,373	0.4
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/40	5,997,726	0.4
2,686,119		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	3,071,584	0.2
5,455,160	^	Fannie Mae REMIC Trust 2012-128 VS, 5.725%, 06/25/42	998,983	0.1

13,863,033	^	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/27	1,232,888	0.1
6,042,789	^	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/42	1,049,403	0.1
5,668,016	^	Fannie Mae REMIC Trust 2012-68 SD, 6.175%, 06/25/32	1,135,700	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/42	3,699,091	0.2
2,041,039	^	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/42	292,437	0.0
5,731,563	^	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/33	557,454	0.0
8,694,694		Fannie Mae Series 2016-51 S, 5.395%, 10/25/43	9,096,353	0.6
17,373,065		Fannie Mae, 0.725%, 10/27/37	17,343,571	1.2
2,938,888		Freddie Mac 3770 GA, 4.500%, 10/15/40	3,385,533	0.2
4,206,822		Freddie Mac REMIC Trust 2005-S001 2A2, 0.675%, 09/25/45	4,061,739	0.3
814,969		Freddie Mac REMIC Trust 2653 SC, 6.536%, 07/15/33	917,832	0.1
1,056,249		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/34	1,173,711	0.1
396,322		Freddie Mac REMIC Trust 3012 ST, 20.073%, 04/15/35	590,740	0.0
667,060		Freddie Mac REMIC Trust 3065 DC, 18.287%, 03/15/35	967,681	0.1
1,423,375		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/36	1,581,425	0.1
8,631,213	^	Freddie Mac REMIC Trust 3181 TA, 0.500%, 07/15/36	164,391	0.0
353,707		Freddie Mac REMIC Trust 3182 PS, 26.503%, 04/15/32	370,526	0.0
881,878	^	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/35	168,055	0.0
667,874	^	Freddie Mac REMIC Trust 3753 PS, 5.576%, 06/15/40	49,103	0.0
7,666,554	^	Freddie Mac REMIC Trust 3795 PI, 4.500%, 10/15/35	230,297	0.0
1,024,310		Freddie Mac REMIC Trust 3864 NT, 5.500%, 03/15/39	1,127,667	0.1
4,625,292		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/41	5,011,163	0.3

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

3,247,018	^	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	366,834	0.0
1,052,025		Freddie Mac Series 4040 UZ, 5.000%, 05/15/42	1,346,646	0.1
1,900,000		Freddie Mac Series 4048 CE, 4.000%, 05/15/42	2,141,165	0.1
1,940,732		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/34	2,242,618	0.2
4,408,952		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/39	5,714,800	0.4
1,028,353		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/39	1,150,940	0.1
9,755,012	^^	Ginnie Mae 2011-70 PO, 05/16/41	8,669,778	0.6
7,150,348	^	Ginnie Mae 2016-84 IO, 5.000%, 12/20/40	838,778	0.1
28,960,470		Ginnie Mae 2016-H20 FB, 1.074%, 09/20/66	28,899,382	1.9
272,415		Ginnie Mae Series 2002-11 TS, 19.411%, 02/16/32	380,615	0.0
44,724		Ginnie Mae Series 2002-15 SX, 14.936%, 01/20/32	62,032	0.0
1,043,651	^	Ginnie Mae Series 2002-76 SG, 7.070%, 10/16/29	245,020	0.0
377,665		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/33	411,250	0.0
246,000		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/34	276,273	0.0
1,168,562		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/34	1,327,395	0.1
100,575		Ginnie Mae Series 2004-27 SZ, 7.500%, 02/20/34	101,049	0.0
1,200,699		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/34	1,376,221	0.1
19,064		Ginnie Mae Series 2004-28 SV, 8.468%, 04/20/34	19,354	0.0
5,980,581		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/34	6,726,565	0.4
420,491		Ginnie Mae Series 2004-87 SB, 7.061%, 03/17/33	447,958	0.0
2,272,091	^	Ginnie Mae Series 2004-98 SA, 6.168%, 11/20/34	506,998	0.0
2,153,847		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/35	2,393,547	0.2
674,094	^	Ginnie Mae Series 2005-25 SI, 6.000%, 01/20/34	133,918	0.0
24,483,452		Ginnie Mae Series 2005-40 CZ, 5.500%, 05/20/35	27,386,781	1.8
1,974,204	^	Ginnie Mae Series 2005-7 AH, 6.240%, 02/16/35	404,845	0.0

1,261,909	^	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/35	345,374	0.0
1,113,238		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/35	1,257,208	0.1
833,798		Ginnie Mae Series 2005-91 UP, 13.241%, 09/16/31	1,078,076	0.1
1,800,000		Ginnie Mae Series 2005-92 PB, 6.000%, 12/20/35	2,154,771	0.1
10,094,899		Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/35	11,443,781	0.8
10,256,295		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	13,006,678	0.9
861,188		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/36	1,024,151	0.1
3,038,554		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/36	3,596,060	0.2
3,424,152	^	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/37	981,209	0.1
199,225		Ginnie Mae Series 2007-37 S, 23.358%, 04/16/37	252,704	0.0
200,000		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/37	225,836	0.0
344,439		Ginnie Mae Series 2007-5 MT, 0.752%, 02/20/34	347,155	0.0
4,545,613	^	Ginnie Mae Series 2007-53 SC, 5.968%, 09/20/37	918,781	0.1
86,095		Ginnie Mae Series 2007-53 SW, 18.610%, 09/20/37	124,848	0.0
2,353,494		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/37	2,662,466	0.2
4,363,660		Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/37	5,053,392	0.3
2,378,342		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/38	3,106,228	0.2
1,227,599	^	Ginnie Mae Series 2008-3 SA, 6.018%, 01/20/38	215,613	0.0
2,530,426	^	Ginnie Mae Series 2008-40 PS, 5.970%, 05/16/38	479,466	0.0
5,536,357	^	Ginnie Mae Series 2008-82 SA, 5.468%, 09/20/38	961,046	0.1
9,718,445	^	Ginnie Mae Series 2009-110 SA, 5.820%, 04/16/39	1,322,551	0.1
679,619		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/39	813,339	0.1
2,027,643		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/39	2,340,121	0.2

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/39	1,203,810	0.1
6,411,662		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	7,081,630	0.5
5,772,510		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	6,377,719	0.4
2,506,610		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/39	3,178,890	0.2
597,080	^	Ginnie Mae Series 2009-55 BI, 1.000%, 06/16/37	20,495	0.0
1,476,954		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/39	1,887,120	0.1
1,467,286		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/39	2,130,292	0.1
568,405		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/39	791,592	0.1
2,270,711	^	Ginnie Mae Series 2009-66 QS, 5.568%, 05/20/32	322,089	0.0
2,689,230		Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/39	3,136,783	0.2
23,997		Ginnie Mae Series 2009-68 KA, 5.000%, 09/20/37	24,283	0.0
2,072,174	^	Ginnie Mae Series 2009-77 SA, 5.620%, 09/16/39	342,282	0.0
2,936,644		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/39	3,628,498	0.2
745,813		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/39	963,201	0.1
518,536		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/39	606,258	0.0
5,578,181	^	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	870,482	0.1
4,107,346	^	Ginnie Mae Series 2010-116 NS, 6.120%, 09/16/40	838,383	0.1
494,434	^	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/40	69,141	0.0
1,000,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/40	1,159,557	0.1
2,999,054	^	Ginnie Mae Series 2010-158 SA, 5.518%, 12/20/40	474,968	0.0
2,219,010	^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	87,823	0.0
7,792,631	^	Ginnie Mae Series 2010-166 GS, 5.468%, 12/20/40	1,501,584	0.1
4,304,686	^	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/39	514,248	0.0

2,750,000		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/40	3,082,469	0.2
6,402,566		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/40	6,824,654	0.5
1,379,666	^	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/39	202,671	0.0
1,600,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/40	1,856,466	0.1
2,123,551	^	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/40	796,514	0.1
5,492,628		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/39	6,551,666	0.4
2,658,107		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	2,968,642	0.2
42,451,192		Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/40	47,167,002	3.1
4,761,000		Ginnie Mae Series 2010-67 JD, 4.500%, 05/20/39	5,078,463	0.3
2,216,597	^	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/38	154,022	0.0
123,415	^	Ginnie Mae Series 2010-89 KI, 4.500%, 12/20/37	3,011	0.0
3,355,401	^	Ginnie Mae Series 2010-9 SB, 5.968%, 09/20/38	245,579	0.0
8,419,722		Ginnie Mae Series 2010-H01 FA, 1.344%, 01/20/60	8,485,238	0.6
10,612,194		Ginnie Mae Series 2010-H10 FB, 1.524%, 05/20/60	10,781,480	0.7
11,319,091		Ginnie Mae Series 2010-H10 FC, 1.524%, 05/20/60	11,478,835	0.8
11,722,397		Ginnie Mae Series 2010-H20 AF, 0.824%, 10/20/60	11,625,158	0.8
874,109	^	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/41	164,362	0.0
304,932		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	353,046	0.0
733,729		Ginnie Mae Series 2011-169 BG, 5.409%, 04/16/39	811,467	0.1
6,245,171		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/41	7,067,272	0.5
1,748,327		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,884,000	0.1
14,421,004	^	Ginnie Mae Series 2011-73 LS, 6.158%, 08/20/39	2,101,641	0.1
2,819,000		Ginnie Mae Series 2011-85 LC, 4.000%, 10/20/40	3,020,462	0.2

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,588,816		Ginnie Mae Series 2011-H07 FA, 0.994%, 02/20/61	1,586,136	0.1
3,038,615	^	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/39	389,472	0.0
4,827,505	^	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/40	621,280	0.0
1,424,190	^	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/42	173,379	0.0
15,665,742	^	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/37	1,656,919	0.1
343,009		Ginnie Mae Series 2012-32 KC, 17.927%, 05/20/41	397,604	0.0
942,675	^	Ginnie Mae Series 2012-34 MS, 6.170%, 04/16/41	190,812	0.0
564,874		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	594,238	0.0
4,103,237		Ginnie Mae Series 2012-43 MB, 4.000%, 04/20/42	4,727,295	0.3
8,457,008	^	Ginnie Mae Series 2012-48 SA, 6.120%, 04/16/42	1,975,319	0.1
11,523,465	^	Ginnie Mae Series 2012-60 SG, 5.570%, 05/16/42	2,170,170	0.1
3,186,475	^	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/41	445,714	0.0
47,799	^	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/38	1,070	0.0
2,821,465		Ginnie Mae Series 2012-H11 VA, 1.144%, 05/20/62	2,826,368	0.2
34,002,725		Ginnie Mae Series 2012-H12 FB, 1.544%, 02/20/62	34,605,934	2.3
2,175,116		Ginnie Mae Series 2012-H20 BA, 1.054%, 09/20/62	2,175,742	0.1
4,841,609		Ginnie Mae Series 2012-H29 SA, 1.009%, 10/20/62	4,825,363	0.3
3,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/39	3,398,810	0.2
2,865,730		Ginnie Mae Series 2013-148 YA, 4.500%, 09/20/40	3,035,675	0.2
1,233,088		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/43	1,276,540	0.1
1,900,000	^	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/43	668,163	0.0
2,450,240	^	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/42	327,883	0.0
12,730,493	^	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/42	2,260,450	0.2

7,218,989	^	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/40	751,908	0.1
6,924,371		Ginnie Mae Series 2013-H05 FB, 0.894%, 02/20/62	6,910,070	0.5
2,853,715		Ginnie Mae Series 2013-H08 BF, 0.894%, 03/20/63	2,835,167	0.2
6,692,110		Ginnie Mae Series 2013-H10 FT, 0.980%, 04/20/63	6,693,465	0.4
4,760,941		Ginnie Mae Series 2013-H14 FC, 0.964%, 06/20/63	4,746,054	0.3
1,712,859		Ginnie Mae Series 2013-H18 BA, 1.094%, 07/20/63	1,715,708	0.1
4,994,487		Ginnie Mae Series 2013-H19 DF, 1.144%, 05/20/63	5,010,438	0.3
11,099,386		Ginnie Mae Series 2013-H19 FC, 1.068%, 08/20/63	11,119,077	0.7
3,893,821		Ginnie Mae Series 2013-H20 FB, 1.494%, 08/20/63	3,960,351	0.3
4,733,236		Ginnie Mae Series 2013-H23 FA, 1.794%, 09/20/63	4,870,665	0.3
10,174,839		Ginnie Mae Series 2013-H23 TA, 1.214%, 09/20/63	10,244,545	0.7
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/44	3,170,279	0.2
1,456,250		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/44	1,581,549	0.1
6,924,606	^	Ginnie Mae Series 2014-30 ES, 4.468%, 03/20/40	798,075	0.1
20,564,051		Ginnie Mae Series 2014-H05 FB, 1.094%, 12/20/63	20,605,517	1.4
13,447,807		Ginnie Mae Series 2015-10 Q, 2.243%, 10/20/44	13,233,750	0.9
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/45	12,991,048	0.9
4,767,648	^	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/44	865,573	0.1
101,719,635		Ginnie Mae Series 2015-H31 FT, 1.144%, 11/20/65	101,415,229	6.7
11,401,873		Ginnie Mae Series 2016-5 AB, 4.676%, 01/20/46	12,421,319	0.8
33,311,422		Ginnie Mae Series 2016-H08 FT, 1.214%, 02/20/66	33,281,845	2.2

See Accompanying Notes to Financial Statements

4

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,105,951		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/41	1,217,835	0.1

	Total Collateralized Mortgage Obligations
	(Cost $743,195,065)		755,327,550	50.0

ASSET-BACKED SECURITIES: 0.9%
		Other Asset-Backed Securities: 0.9%
2,858,307		Fannie Mae Grantor Trust 2003-T4 2A6, 4.761%, 07/26/33	3,071,395	0.2
223,033		Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/32	245,462	0.0
441,672		Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/33	456,749	0.0
539,902		Fannie Mae REMIC Trust 2002-W2 AF6, 6.642%, 05/25/32	564,423	0.1
8,467,937		Fannie Mae REMIC Trust 2003-W16 AF5, 4.565%, 11/25/33	8,854,609	0.6

	Total Asset-Backed Securities
	(Cost $12,753,633)		13,192,638	0.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.3%
945,092		Ginnie Mae Series 2004-23 Z, 5.498%, 03/16/44	1,028,433	0.1
16,960,726	^	Ginnie Mae Series 2006-67 IO, 0.331%, 11/16/46	130,255	0.0
2,039,825		Ginnie Mae Series 2007-52 Z, 4.350%, 01/16/48	2,297,416	0.1
1,929,839		Ginnie Mae Series 2008-39 Z, 4.500%, 02/16/48	2,201,810	0.1
591,556	^	Ginnie Mae Series 2008-45 IO, 0.669%, 02/16/48	4,935	0.0
1,492,647		Ginnie Mae Series 2008-48 Z, 4.865%, 04/16/48	1,559,783	0.1
1,000,000		Ginnie Mae Series 2009-115 D, 4.601%, 01/16/50	1,113,056	0.1
5,659,731		Ginnie Mae Series 2009-60 Z, 4.910%, 06/16/49	5,989,126	0.4
8,336,713	^	Ginnie Mae Series 2010-122 IO, 0.256%, 02/16/44	258,904	0.0
133,318	^	Ginnie Mae Series 2010-123 IA, 1.829%, 10/16/52	6,746	0.0
1,424,503		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	1,553,925	0.1

4,000,000		Ginnie Mae Series 2011-95 C, 3.526%, 01/16/40	4,178,020	0.3

	Total Commercial Mortgage-Backed Securities
	(Cost $19,888,680)		20,322,409	1.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 71.2%
		Federal Home Loan Mortgage Corporation: 5.4%##
5,377,465		4.000%, due 11/01/45	5,770,207	0.4
153,334		5.450%, due 12/01/37	170,057	0.0
118,005		5.450%, due 12/01/37	131,463	0.0
390,843		5.625%, due 12/01/36	442,268	0.1
309,249		5.625%, due 01/01/37	348,308	0.0
42,263		5.625%, due 01/01/37	47,599	0.0
34,164		5.625%, due 02/01/37	38,474	0.0
74,532		5.625%, due 03/01/37	83,946	0.0
195,667		5.625%, due 03/01/37	220,420	0.0
104,973		5.625%, due 06/01/37	118,226	0.0
133,320		5.625%, due 07/01/37	150,200	0.0
95,007		5.625%, due 07/01/37	107,037	0.0
124,872		5.625%, due 02/01/38	140,708	0.0
205,330		5.700%, due 06/01/37	231,681	0.0
148,886		5.700%, due 09/01/37	168,029	0.0
152,302		5.700%, due 12/01/37	170,934	0.0
108,865		6.090%, due 12/01/37	124,280	0.0
417,935	^	7.475%, due 10/25/23	73,936	0.0
15,919		7.500%, due 01/01/30	19,129	0.0
10,362		8.000%, due 01/01/30	10,403	0.0
12,285		9.500%, due 07/01/20	12,545	0.0
70,541,000	W	14.000%, due 10/01/44	73,307,528	4.9
			81,887,378	5.4

		Federal National Mortgage Association: 2.0%##
2,840,315		4.000%, due 05/01/45	3,053,994	0.2
1,030,580		4.250%, due 08/01/35	1,124,307	0.1
410,491		4.750%, due 11/01/34	452,329	0.0
973,822		4.750%, due 11/01/34	1,087,490	0.1
1,127,808		4.750%, due 02/01/35	1,259,519	0.1
1,060,592		4.750%, due 04/01/35	1,171,564	0.1
987,226		4.750%, due 05/01/35	1,102,100	0.1
189,656		4.750%, due 07/01/35	208,855	0.0
1,142,131		4.750%, due 07/01/35	1,274,815	0.1
247,476		5.000%, due 02/01/33	274,769	0.0
226,453		5.000%, due 07/01/33	251,504	0.0
168,555		5.000%, due 03/01/36	187,144	0.0
428,483		5.000%, due 05/01/36	475,957	0.0
429,326		5.030%, due 05/01/37	479,504	0.0
316,012		5.030%, due 09/01/37	351,655	0.0
55,186		5.155%, due 11/01/36	61,493	0.0
465,977		5.155%, due 01/01/37	522,156	0.1
20,132		5.250%, due 06/01/29	22,483	0.0
271,798		5.250%, due 04/01/32	304,276	0.0
95,706		5.250%, due 04/01/32	107,035	0.0
223,647		5.280%, due 11/01/36	250,141	0.0
31,230		5.280%, due 11/01/36	34,898	0.0
140,214		5.280%, due 01/01/37	156,760	0.0
60,948		5.300%, due 09/01/36	68,150	0.0
57,970		5.300%, due 10/01/36	64,879	0.0
52,802		5.300%, due 10/01/36	59,030	0.0
277,831		5.300%, due 12/01/36	311,045	0.0
141,913		5.300%, due 12/01/36	158,602	0.0
77,018		5.300%, due 02/01/37	86,131	0.0
79,631		5.300%, due 04/01/37	89,029	0.0
160,843		5.300%, due 05/01/37	180,014	0.0
541,529		5.300%, due 08/01/37	609,848	0.1
300,260		5.405%, due 11/01/36	336,955	0.0
442,638		5.405%, due 02/01/37	496,493	0.1

See Accompanying Notes to Financial Statements

5

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

85,584		5.875%, due 06/01/35	90,236	0.0
149,915		6.600%, due 07/01/27	164,879	0.0
88,029		6.600%, due 09/01/27	96,495	0.0
41,808		6.600%, due 11/01/27	43,362	0.0
34,155		6.600%, due 03/01/28	34,618	0.0
84,400		6.600%, due 06/01/28	89,534	0.0
22,251		7.500%, due 05/01/28	22,244	0.0
11,862,000	W	26.000%, due 10/01/44	12,740,530	0.9
			29,956,822	2.0

		Government National Mortgage Association: 63.8%
34,197,579	^	0.030%, due 01/16/51	604,743	0.1
18,389,888	^	0.250%, due 06/20/36	172,549	0.0
5,418,479		2.598%, due 10/20/63	5,830,086	0.4
773,605		3.000%, due 11/20/45	811,399	0.1
128,491		3.000%, due 12/20/45	134,769	0.0
369,562		3.000%, due 12/20/45	388,085	0.0
532,844		3.000%, due 12/20/45	559,642	0.1
574,053		3.000%, due 01/20/46	603,552	0.1
97,016,007		3.500%, due 05/20/46	103,207,979	6.8
78,669,122		3.500%, due 06/20/46	83,711,820	5.6
49,622,889		3.500%, due 07/20/46	52,814,165	3.5
9,986,173		3.500%, due 08/20/46	10,696,261	0.7
55,925,747		3.500%, due 08/20/46	59,618,163	4.0
8,209,364		3.750%, due 05/20/42	8,768,325	0.6
9,754,556		3.750%, due 05/20/42	10,421,503	0.7
179,849		4.000%, due 05/20/33	195,025	0.0
226,081		4.000%, due 08/15/33	243,165	0.0
58,318		4.000%, due 01/15/34	62,696	0.0
184,687		4.000%, due 03/15/34	198,619	0.0
2,276,098		4.000%, due 05/20/34	2,454,391	0.2
2,816,561		4.000%, due 07/20/34	3,018,532	0.2
1,617,943		4.000%, due 07/20/34	1,733,822	0.1
172,291		4.000%, due 08/20/35	184,858	0.0
450,672		4.000%, due 05/15/40	485,103	0.0
4,140,361		4.000%, due 09/20/40	4,364,742	0.3
6,021,764		4.000%, due 07/20/41	6,462,544	0.4
1,115,001		4.000%, due 09/15/42	1,199,231	0.1
4,340,430		4.000%, due 10/20/43	4,663,556	0.3
5,568,860		4.000%, due 12/20/44	6,066,001	0.4
5,720,589		4.000%, due 01/20/45	6,234,071	0.4
526,848		4.000%, due 12/20/45	569,501	0.1
1,460,624		4.000%, due 01/20/46	1,576,762	0.1
8,770,727		4.000%, due 01/20/46	9,435,944	0.6
8,057,393		4.000%, due 03/20/46	8,735,603	0.6
22,439		4.500%, due 07/20/36	24,251	0.0
12,550		4.500%, due 08/20/36	13,563	0.0
1,860,271		4.500%, due 10/15/39	2,077,573	0.2
1,477,963		4.500%, due 11/15/39	1,653,224	0.1
1,300,471		4.500%, due 11/15/39	1,443,680	0.1
405,431		4.500%, due 12/15/39	453,492	0.0
1,133,441		4.500%, due 01/15/40	1,255,255	0.1
152,069		4.500%, due 01/20/40	159,058	0.0
4,158,933		4.500%, due 02/15/40	4,601,837	0.3
543,711		4.500%, due 06/15/40	601,502	0.1
238,533		4.500%, due 07/20/40	249,496	0.0
861,294		4.500%, due 08/20/40	900,881	0.1
176,116		4.500%, due 07/20/41	184,211	0.0
2,672,615		4.500%, due 09/20/41	2,933,027	0.2
1,809,080		4.568%, due 07/20/62	1,962,425	0.1
9,005,618		4.629%, due 09/20/61	9,993,212	0.7
927,293		4.700%, due 08/20/42	1,018,128	0.1
3,927,865		4.882%, due 06/20/61	4,098,463	0.3
31,035		5.000%, due 05/15/18	32,136	0.0
89,505		5.000%, due 03/20/24	96,123	0.0
251,840		5.000%, due 04/15/29	280,868	0.0
319,810		5.000%, due 04/15/30	358,000	0.0
1,742,497		5.000%, due 04/20/30	1,864,480	0.1
340,669		5.000%, due 10/15/30	381,145	0.0

384,733		5.000%, due 07/15/33	430,602	0.0
114,323		5.000%, due 03/15/34	129,589	0.0
123,116		5.000%, due 04/15/34	137,307	0.0
326,502		5.000%, due 04/15/34	364,135	0.0
80,837		5.000%, due 01/15/35	90,155	0.0
44,496		5.000%, due 03/15/35	50,070	0.0
393,399		5.000%, due 03/15/35	439,747	0.0
172,435		5.000%, due 04/15/35	192,310	0.0
161,588		5.000%, due 04/15/35	180,213	0.0
602,554		5.000%, due 04/15/35	683,560	0.1
113,452		5.000%, due 04/15/35	127,755	0.0
49,625		5.000%, due 05/15/35	56,537	0.0
162,986		5.000%, due 05/20/35	183,080	0.0
88,545		5.000%, due 06/15/35	98,751	0.0
75,561		5.000%, due 09/15/35	84,270	0.0
823,234		5.000%, due 11/20/35	915,743	0.1
421,390		5.000%, due 04/20/36	468,225	0.0
162,604		5.000%, due 02/15/38	181,356	0.0
85,457		5.000%, due 06/20/38	88,177	0.0
45,395		5.000%, due 08/20/38	46,867	0.0
198,402		5.000%, due 10/20/38	204,858	0.0
148,372		5.000%, due 11/20/38	153,193	0.0
394,845		5.000%, due 01/20/39	407,527	0.0
264,706		5.000%, due 02/15/39	295,503	0.0
391,822		5.000%, due 03/15/39	437,302	0.0
1,230,767		5.000%, due 11/15/39	1,384,005	0.1
1,902,726		5.000%, due 11/15/39	2,122,038	0.2
450,861		5.000%, due 11/15/39	507,515	0.0
2,165,128		5.000%, due 12/20/39	2,397,927	0.2
423,157		5.000%, due 04/15/40	473,868	0.0
1,764,515		5.000%, due 05/15/40	2,002,290	0.1
1,285,377		5.000%, due 09/15/40	1,440,770	0.1
2,061,041		5.000%, due 07/20/41	2,289,348	0.2
24,500,000	W	5.000%, due 11/01/46	24,853,144	1.7
2,206,874		5.250%, due 01/20/36	2,510,183	0.2
109,494		5.500%, due 08/20/24	121,071	0.0
2,311		5.500%, due 04/20/29	2,556	0.0
78,208		5.500%, due 12/20/32	88,712	0.0
272,536		5.500%, due 08/20/33	309,644	0.0
80,378		5.500%, due 11/20/33	82,782	0.0
80,368		5.500%, due 12/20/33	91,180	0.0
78,502		5.500%, due 03/20/34	80,866	0.0
474,336		5.500%, due 04/20/34	523,064	0.0
8,388		5.500%, due 04/20/34	9,271	0.0
470,543		5.500%, due 04/20/34	534,558	0.0
101,566		5.500%, due 06/20/34	106,446	0.0
321,237		5.500%, due 06/20/34	356,833	0.0
208,831		5.500%, due 07/20/34	231,028	0.0
124,959		5.500%, due 07/20/34	138,233	0.0
126,053		5.500%, due 01/20/35	132,127	0.0
518,694		5.500%, due 05/15/35	591,646	0.1
179,438		5.500%, due 05/20/35	198,497	0.0
151,689		5.500%, due 06/20/35	167,805	0.0
916,371		5.500%, due 07/15/35	1,049,399	0.1
621,920		5.500%, due 08/15/35	711,071	0.1
321,059		5.500%, due 09/20/35	354,745	0.0
177,844		5.500%, due 04/15/36	201,146	0.0
114,790		5.500%, due 06/20/36	128,456	0.0
26,858		5.500%, due 06/20/38	28,617	0.0
47,913		5.500%, due 08/20/38	51,061	0.0
88,826		5.500%, due 09/20/38	94,693	0.0
12,389		5.500%, due 10/20/38	13,208	0.0
127,066		5.500%, due 11/20/38	135,389	0.0
12,387		5.500%, due 12/20/38	13,199	0.0
99,449		5.500%, due 01/15/39	112,524	0.0
28,346		5.500%, due 01/20/39	30,203	0.0
328,447		5.500%, due 03/20/39	350,202	0.0
33,001		5.500%, due 06/15/39	37,321	0.0
20,580		5.500%, due 06/20/39	21,928	0.0
84,030		5.500%, due 10/20/39	94,045	0.0

See Accompanying Notes to Financial Statements

6

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

288,666		5.500%, due 09/15/40	326,453	0.0
1,571,546		5.970%, due 11/15/31	1,598,060	0.1
85,616		6.000%, due 01/20/24	90,122	0.0
212,988		6.000%, due 10/15/25	247,875	0.0
502,459		6.000%, due 04/15/26	581,452	0.1
55,463		6.000%, due 10/20/27	62,629	0.0
210,386		6.000%, due 05/15/29	233,016	0.0
139,488		6.000%, due 10/20/34	164,680	0.0
330,715		6.000%, due 03/15/37	379,617	0.0
171,748		6.000%, due 09/20/37	195,605	0.0
29,850		6.000%, due 05/20/38	33,323	0.0
283,342		6.000%, due 08/20/38	309,227	0.0
78,657		6.000%, due 09/20/38	85,843	0.0
111,555		6.000%, due 10/20/38	121,845	0.0
237,102		6.000%, due 11/15/38	271,904	0.0
309,858		6.000%, due 12/15/38	355,331	0.0
306,596		6.000%, due 12/15/38	353,435	0.0
791,084		6.000%, due 08/15/39	938,846	0.1
646,607		6.000%, due 08/15/39	755,130	0.1
163,606		6.490%, due 01/15/28	188,761	0.0
53,249		6.500%, due 07/20/29	62,934	0.0
58,698		6.500%, due 07/20/32	60,620	0.0
2,393		6.500%, due 09/20/34	2,764	0.0
3,336		6.750%, due 08/15/28	3,850	0.0
18,107		7.500%, due 08/20/27	21,516	0.0
377,832,000	W	16.000%, due 05/20/45	395,838,045	26.2
69,596,000	W	23.000%, due 07/20/42	73,924,003	4.9
			963,691,569	63.8

	Total U.S. Government Agency Obligations
	(Cost $1,067,917,265)		1,075,535,769	71.2

U.S. TREASURY OBLIGATIONS: 2.0%
		U.S. Treasury Bonds: 2.0%
30,000,000		1.500%, due 08/15/26	29,730,480	2.0

		U.S. Treasury Notes: 0.0%
512,000		1.750%, due 01/31/23	524,250	0.0

	Total U.S. Treasury Obligations
	(Cost $30,200,276)		30,254,730	2.0

	Total Investments in Securities (Cost $1,873,954,919)		$1,894,633,096	125.4
	Liabilities in Excess of Other Assets		(383,830,884)	(25.4)
	Net Assets		$1,510,802,212	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $1,875,526,902.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,719,627
Gross Unrealized Depreciation	(2,613,433)

Net Unrealized Appreciation	$19,106,194

See Accompanying Notes to Financial Statements

7

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.0%
		Basic Materials: 7.2%
650,000		Aleris International, Inc., 7.875%, 11/01/20	661,375	0.1
1,400,000	#	Anglo American Capital PLC, 4.875%, 05/14/25	1,435,000	0.2
1,240,000		ArcelorMittal, 6.125%, 06/01/25	1,357,800	0.2
1,500,000		ArcelorMittal, 6.500%, 03/01/21	1,676,250	0.2
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,675,875	0.2
2,120,000	#	Axalta Coating Systems LLC, 4.875%, 08/15/24	2,176,975	0.3
485,000	#	BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC, 6.500%, 05/15/21	514,100	0.1
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,501,237	0.2
920,000	#	Constellium NV, 5.750%, 05/15/24	855,600	0.1
500,000	#	Constellium NV, 7.875%, 04/01/21	535,000	0.1
2,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	1,931,337	0.3
2,200,000		Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,004,750	0.3
2,400,000		Freeport-McMoRan, Inc., 5.450%, 03/15/43	1,956,000	0.3
1,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	960,000	0.1
1,450,000		Hexion US Finance Corp., 6.625%, 04/15/20	1,279,625	0.2
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,627,500	0.2
1,080,000		Huntsman International LLC, 5.125%, 11/15/22	1,128,600	0.2
2,800,000	#	INEOS Group Holdings SA, 5.625%, 08/01/24	2,754,500	0.4
485,000		Kaiser Aluminum Corp., 5.875%, 05/15/24	508,038	0.1
2,100,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,394,000	0.3
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,258,125	0.2
2,000,000	±	Momentive Performance Materials, Inc. Escrow	–	–
1,500,000		PolyOne Corp., 5.250%, 03/15/23	1,560,180	0.2
485,000	#	PQ Corp., 6.750%, 11/15/22	515,313	0.1
2,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,134,400	0.3
1,860,000	#	SPCM SA, 6.000%, 01/15/22	1,948,350	0.3
925,000		Steel Dynamics, Inc., 5.125%, 10/01/21	965,469	0.1

1,425,000		Steel Dynamics, Inc., 5.500%, 10/01/24	1,496,250	0.2
2,000,000		Teck Resources Ltd., 4.500%, 01/15/21	1,990,000	0.3
1,160,000		Teck Resources Ltd., 4.750%, 01/15/22	1,136,684	0.2
2,700,000		Teck Resources Ltd., 5.200%, 03/01/42	2,322,000	0.3
1,000,000		Tronox Finance LLC, 6.375%, 08/15/20	927,500	0.1
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,410,000	0.2
1,120,000	#	Valvoline, Inc., 5.500%, 07/15/24	1,176,000	0.2
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,709,325	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	607,031	0.1
			50,090,189	7.2

		Communications: 19.7%
600,000	#	Altice Financing SA, 6.500%, 01/15/22	635,250	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	932,150	0.1
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,040,000	0.1
2,470,000	#	Altice SA, 7.625%, 02/15/25	2,550,275	0.4
2,170,000	#	Altice SA, 7.750%, 05/15/22	2,324,612	0.3
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,539,150	0.2
1,040,000		Cablevision Systems Corp., 5.875%, 09/15/22	949,000	0.1
1,115,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	1,166,569	0.2
750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	780,862	0.1
1,120,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,176,000	0.2
2,895,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	3,075,937	0.4
1,500,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,604,100	0.2
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,175,562	0.3
2,495,000		CenturyLink, Inc., 5.800%, 03/15/22	2,566,731	0.4
675,000		CenturyLink, Inc., 7.500%, 04/01/24	722,250	0.1
955,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	959,775	0.1
2,750,000		Clear Channel Communications, Inc. Term Loan D, 7.274%, 01/30/19	2,118,072	0.3
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	273,375	0.0

See Accompanying Notes to Financial Statements

8

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	763,762	0.1
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	101,325	0.0
2,030,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	2,022,387	0.3
1,740,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,863,975	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,462,212	0.4
750,000		DISH DBS Corp., 5.125%, 05/01/20	780,000	0.1
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	1,043,250	0.2
1,200,000		DISH DBS Corp., 5.875%, 11/15/24	1,189,500	0.2
1,800,000		DISH DBS Corp., 5.875%, 07/15/22	1,858,500	0.3
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,155,600	0.2
1,560,000	#	DISH DBS Corp., 7.750%, 07/01/26	1,661,400	0.2
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	940,000	0.1
560,000		Frontier Communications Corp., 8.875%, 09/15/20	606,200	0.1
1,705,000		Frontier Communications Corp., 10.500%, 09/15/22	1,813,694	0.3
1,900,000		Frontier Communications Corp., 11.000%, 09/15/25	1,987,875	0.3
860,000		GCI, Inc., 6.750%, 06/01/21	887,735	0.1
1,685,000	#	Gray Television, Inc., 5.125%, 10/15/24	1,657,619	0.2
500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	348,750	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	390,000	0.1
940,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	714,400	0.1
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	342,500	0.0
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,092,500	0.3
80,000		Lamar Media Corp., 5.750%, 02/01/26	86,500	0.0
1,195,000		Level 3 Financing, Inc., 5.125%, 05/01/23	1,235,331	0.2
1,500,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	1,552,500	0.2
1,800,000		Level 3 Financing, Inc., 5.375%, 01/15/24	1,879,875	0.3
780,000		LIN Television Corp., 5.875%, 11/15/22	820,950	0.1
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,669,271	0.2
520,000		Match Group, Inc., 6.375%, 06/01/24	566,150	0.1

2,598,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,753,880	0.4
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,841,875	0.3
1,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23	1,070,000	0.2
1,375,000	#	Neptune Finco Corp., 6.625%, 10/15/25	1,495,313	0.2
2,530,000	#	Neptune Finco Corp., 10.875%, 10/15/25	2,966,425	0.4
1,500,000		Netflix, Inc., 5.750%, 03/01/24	1,620,000	0.2
1,300,000		Netflix, Inc., 5.875%, 02/15/25	1,413,750	0.2
1,500,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	1,561,875	0.2
2,100,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	2,121,000	0.3
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,281,250	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	595,844	0.1
2,925,000	#	Numericable Group SA, 6.250%, 05/15/24	2,916,816	0.4
1,800,000	#	Numericable-SFR SA, 7.375%, 05/01/26	1,842,192	0.3
1,750,000	#	SFR Group SA, 6.000%, 05/15/22	1,791,563	0.3
2,230,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,302,475	0.3
665,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	693,263	0.1
2,150,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,279,000	0.3
500,000	#	Sirius XM Radio, Inc., 5.375%, 07/15/26	515,000	0.1
1,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	1,110,112	0.2
1,660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,774,125	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,324,750	0.2
5,110,000		Sprint Corp., 7.125%, 06/15/24	5,007,800	0.7
3,250,000		Sprint Corp., 7.250%, 09/15/21	3,282,500	0.5
3,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	2,823,750	0.4
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	735,656	0.1
1,420,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,440,966	0.2
850,000	#	TEGNA, Inc., 5.500%, 09/15/24	880,812	0.1
400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	406,000	0.1
1,250,000		T-Mobile USA, Inc., 6.125%, 01/15/22	1,332,813	0.2

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	821,438	0.1
1,000,000		T-Mobile USA, Inc., 6.000%, 03/01/23	1,072,060	0.2
1,300,000		T-Mobile USA, Inc., 6.500%, 01/15/26	1,444,625	0.2
630,000		T-Mobile USA, Inc., 6.625%, 11/15/20	648,112	0.1
1,000,000		T-Mobile USA, Inc., 6.633%, 04/28/21	1,056,250	0.2
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	843,000	0.1
1,250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	1,348,438	0.2
2,500,000		Tribune Media Co., 5.875%, 07/15/22	2,542,188	0.4
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	252,500	0.0
3,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,052,500	0.4
2,360,000	#	West Corp., 5.375%, 07/15/22	2,321,650	0.3
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,221,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,373,863	0.2
2,045,000		Windstream Corp., 7.500%, 04/01/23	1,963,200	0.3
1,500,000		Windstream Corp., 7.750%, 10/15/20	1,537,500	0.2
500,000		Zayo Group LLC / Zayo Capital, Inc., 6.375%, 05/15/25	534,375	0.1
2,140,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,252,350	0.3
			136,549,285	19.7

		Conglomerates: 0.2%
1,488,636		ServiceMaster Company, 3.250%, 07/01/21	1,506,546	0.2

		Consumer, Cyclical: 15.4%
2,220,000	#	Adient Global Holdings Ltd, 4.875%, 08/15/26	2,225,550	0.3
1,500,000		AMC Entertainment, Inc., 5.750%, 06/15/25	1,522,500	0.2
500,000		AMC Entertainment, Inc., 5.875%, 02/15/22	520,000	0.1
2,050,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,875,750	0.3
562,000		ARAMARK Corp., 5.750%, 03/15/20	577,806	0.1
2,345,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,427,075	0.3
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	2,018,250	0.3
245,000	#	Boyd Gaming Corp., 6.375%, 04/01/26	263,987	0.0
2,320,000		Boyd Gaming Corp., 6.875%, 05/15/23	2,529,751	0.4

2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,773,462	0.4
2,425,000		Caleres, Inc., 6.250%, 08/15/23	2,529,275	0.4
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,591,422	0.2
1,300,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,358,500	0.2
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	861,300	0.1
2,115,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,241,900	0.3
1,315,000		Century Communities, Inc., 6.875%, 05/15/22	1,334,725	0.2
1,960,000		Dana Holding Corp., 5.500%, 12/15/24	2,004,100	0.3
415,000		Dollar Tree, Inc., 5.250%, 03/01/20	432,637	0.1
2,585,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,795,031	0.4
2,095,000	#	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	2,275,694	0.3
820,000		Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	846,650	0.1
520,000		GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/21	548,600	0.1
1,040,000		GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 04/15/26	1,120,600	0.2
1,970,000		Goodyear Tire & Rubber Co, 5.125%, 11/15/23	2,058,650	0.3
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	730,125	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	669,375	0.1
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	636,000	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,485,750	0.2
375,000	#	HD Supply, Inc., 5.750%, 04/15/24	394,688	0.1
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,864,850	0.4
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	916,975	0.1
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	962,442	0.1
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	936,363	0.1
520,000	#	JC Penney Corp., Inc., 5.875%, 07/01/23	542,100	0.1
1,285,000		JC Penney Corp., Inc., 8.125%, 10/01/19	1,410,288	0.2

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	1,102,400	0.2
1,040,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	1,089,400	0.2
2,145,000		L Brands, Inc., 6.750%, 07/01/36	2,317,930	0.3
475,000	#	Landry's, Inc., 6.750%, 10/15/24	484,500	0.1
1,700,000		M/I Homes, Inc., 6.750%, 01/15/21	1,789,250	0.3
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	2,015,384	0.3
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,117,500	0.2
1,466,000		Meritage Homes Corp., 7.000%, 04/01/22	1,641,920	0.2
1,000,000		MGM Resorts International, 5.250%, 03/31/20	1,070,000	0.2
2,000,000		MGM Resorts International, 6.000%, 03/15/23	2,175,000	0.3
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,743,750	0.3
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,743,023	0.3
750,000	#	National CineMedia LLC, 5.750%, 08/15/26	780,000	0.1
750,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	761,250	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	208,750	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,391,250	0.2
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,633,838	0.2
960,000		Penske Automotive Group, Inc., 5.500%, 05/15/26	960,000	0.1
3,095,000	#	PetSmart, Inc., 7.125%, 03/15/23	3,257,487	0.5
800,000		PulteGroup, Inc., 5.500%, 03/01/26	844,000	0.1
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,254,406	0.3
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	295,200	0.0
560,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21	579,600	0.1
2,435,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,581,100	0.4
600,000		Ryland Group, Inc., 5.375%, 10/01/22	628,500	0.1
750,000		Ryland Group, Inc., 6.625%, 05/01/20	842,813	0.1
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	2,060,000	0.3
47,637	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	54,663	0.0

150,864	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	153,896	0.0
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	839,375	0.1
1,685,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,567,050	0.2
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,980,000	0.3
2,096,000		Springs Industries, Inc., 6.250%, 06/01/21	2,179,840	0.3
1,100,000		CalAtlantic Group, Inc., 8.375%, 01/15/21	1,311,750	0.2
1,425,000		Toll Brothers Finance Corp., 4.875%, 11/15/25	1,464,188	0.2
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,312,250	0.2
800,000		United Continental Holdings, Inc., 6.375%, 06/01/18	844,000	0.1
1,500,000		US Airways Group, Inc., 6.125%, 06/01/18	1,567,500	0.2
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,884,900	0.3
745,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	773,869	0.1
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,087,400	0.3
1,120,000	#	Wolverine World Wide, Inc., 5.000%, 09/01/26	1,134,000	0.2
			106,805,103	15.4

		Consumer, Non-cyclical: 19.1%
1,160,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,154,200	0.2
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,020,000	0.1
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/24	115,500	0.0
2,615,000	#	Albertsons Cos LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 06/15/24	2,726,137	0.4
830,000	#	Alere, Inc., 6.375%, 07/01/23	850,750	0.1
1,210,000		Amsurg Corp., 5.625%, 11/30/20	1,246,300	0.2
1,805,000		Amsurg Corp., 5.625%, 07/15/22	1,852,381	0.3
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,640,625	0.4
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	841,500	0.1
1,335,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,153,106	0.2
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,256,250	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,849,770	0.3
1,930,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,910,700	0.3

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,875,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,880,863	0.3
1,745,000	#	CEB, Inc., 5.625%, 06/15/23	1,723,187	0.2
1,775,000		Centene Corp., 5.625%, 02/15/21	1,890,375	0.3
1,180,000		Centene Corp., 6.125%, 02/15/24	1,283,250	0.2
2,085,000		Central Garden & Pet Co., 6.125%, 11/15/23	2,246,587	0.3
121,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	122,222	0.0
1,000,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	865,000	0.1
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	177,555	0.0
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	246,250	0.0
1,250,000		Cott Beverages, Inc., 5.375%, 07/01/22	1,292,187	0.2
1,710,000		Cott Beverages, Inc., 6.750%, 01/01/20	1,789,087	0.3
1,340,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,369,312	0.2
1,345,000		DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	1,353,406	0.2
2,165,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,165,000	0.3
2,600,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	2,684,500	0.4
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,936,750	0.6
1,080,000		HCA, Inc., 5.250%, 04/15/25	1,154,250	0.2
4,315,000		HCA, Inc., 5.375%, 02/01/25	4,460,631	0.6
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,070,000	0.3
2,380,000		HealthSouth Corp., 5.750%, 11/01/24	2,476,676	0.4
520,000	#	Herc Rentals, Inc., 7.500%, 06/01/22	539,500	0.1
520,000	#	Herc Rentals, Inc., 7.750%, 06/01/24	535,600	0.1
835,000	#	Hertz Corp., 5.500%, 10/15/24	832,913	0.1
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,534,860	0.2
1,000,000		Hertz Corp., 7.375%, 01/15/21	1,041,600	0.1
2,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,471,652	0.4
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,184,038	0.3
830,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	819,625	0.1

1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,187,375	0.2
1,250,000	#	JBS USA LLC, 5.875%, 07/15/24	1,250,000	0.2
2,700,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,679,750	0.4
1,236,083		Kindred Healthcare, Inc., 4.250%, 04/09/21	1,235,310	0.2
1,960,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,033,500	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,014,500	0.3
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,126,800	0.3
1,815,000		Molina Healthcare, Inc., 5.375%, 11/15/22	1,883,063	0.3
3,145,000	#	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	3,388,738	0.5
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,603,125	0.2
785,000	#	NBTY, Inc., 7.625%, 05/15/21	804,484	0.1
1,965,000	#	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	2,107,463	0.3
600,000	#	Post Holdings, Inc., 5.000%, 08/15/26	598,500	0.1
1,400,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,575,000	0.2
1,150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,321,781	0.2
1,635,000		Quad/Graphics, Inc., 7.000%, 05/01/22	1,577,775	0.2
1,800,000	#	Quorum Health Corp., 11.625%, 04/15/23	1,503,000	0.2
1,960,000	#	Revlon Consumer Products Corp., 6.250%, 08/01/24	2,028,600	0.3
585,000		RR Donnelley & Sons Co., 6.000%, 04/01/24	583,538	0.1
500,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	508,750	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	523,750	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	823,125	0.1
420,000		ServiceMaster Co., 7.450%, 08/15/27	448,560	0.1
1,050,000	#	Shearer's Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,105,388	0.2
1,355,000		Spectrum Brands, Inc., 5.750%, 07/15/25	1,470,175	0.2
2,040,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,126,700	0.3
440,000	#	Team Health, Inc., 7.250%, 12/15/23	474,650	0.1
1,580,000		Teleflex, Inc., 5.250%, 06/15/24	1,655,050	0.2

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,000,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,060,000	0.2
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	1,945,375	0.3
1,910,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,781,075	0.3
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,005,000	0.1
779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	814,055	0.1
1,000,000		United Rentals North America, Inc., 5.750%, 11/15/24	1,042,500	0.2
1,500,000		United Rentals North America, Inc., 6.125%, 06/15/23	1,582,500	0.2
785,000		United Rentals North America, Inc., 7.625%, 04/15/22	839,950	0.1
1,575,000	#	US Foods, Inc., 5.875%, 06/15/24	1,645,875	0.2
2,750,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	2,365,000	0.3
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,942,500	0.3
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,515,000	0.2
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	968,625	0.1
2,575,000	#	Vizient, Inc., 10.375%, 03/01/24	2,961,250	0.4
990,000	#	VPI Escrow Corp., 6.375%, 10/15/20	933,075	0.1
1,620,000	#	VRX Escrow Corp., 5.375%, 03/15/20	1,506,600	0.2
995,000	#	VRX Escrow Corp., 5.875%, 05/15/23	865,083	0.1
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	794,650	0.1
1,740,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,983,600	0.3
			131,954,258	19.1

		Diversified: 0.4%
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	711,425	0.1
2,000,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	2,095,000	0.3
			2,806,425	0.4

		Energy: 10.5%
960,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	974,400	0.1
2,750,000		Antero Resources Corp., 5.125%, 12/01/22	2,784,375	0.4
1,460,000	#	California Resources Corp., 8.000%, 12/15/22	978,200	0.1

715,000	#	Callon Petroleum Co., 6.125%, 10/01/24	741,812	0.1
1,250,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	1,006,250	0.1
820,000		Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	815,900	0.1
2,000,000		Cenovus Energy, Inc., 3.800%, 09/15/23	1,982,632	0.3
1,520,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,390,800	0.2
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,131,000	0.2
2,100,000		Chesapeake Energy Corp., 7.250%, 12/15/18	2,142,000	0.3
1,400,000		Continental Resources, Inc./OK, 4.500%, 04/15/23	1,351,000	0.2
1,500,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	1,500,000	0.2
1,500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,522,500	0.2
1,000,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/23	1,017,500	0.1
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,323,000	0.2
1,750,000		Ensco PLC, 5.200%, 03/15/25	1,284,236	0.2
800,000		Ensco PLC, 5.750%, 10/01/44	492,548	0.1
560,000	#	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	583,800	0.1
820,000	#	Halcon Resources Corp., 8.625%, 02/01/20	826,150	0.1
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,684,375	0.2
1,120,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	1,164,800	0.2
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	720,725	0.1
1,000,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	510,000	0.1
530,000		Murphy Oil Corp., 6.875%, 08/15/24	548,724	0.1
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,017,437	0.3
1,800,000		Newfield Exploration Co., 5.625%, 07/01/24	1,854,000	0.3
825,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	622,875	0.1
2,000,000		Oasis Petroleum, Inc., 6.875%, 03/15/22	1,925,000	0.3

See Accompanying Notes to Financial Statements

13

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

560,000	#	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	581,000	0.1
2,285,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,213,594	0.3
480,000	#	PDC Energy, Inc., 6.125%, 09/15/24	500,400	0.1
1,050,000	#	Range Resources Corp., 5.875%, 07/01/22	1,065,750	0.2
360,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	380,466	0.1
1,655,000		Regency Energy Partners L.P., 4.500%, 11/01/23	1,669,331	0.2
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,067,000	0.3
360,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	333,000	0.0
1,190,000	#	Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	1,222,725	0.2
1,250,000		Sabine Pass Liquefaction LLC, 5.625%, 03/01/25	1,348,437	0.2
260,000	#	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	283,562	0.0
2,190,000		Sanchez Energy Corp., 6.125%, 01/15/23	1,768,425	0.3
400,000		Sanchez Energy Corp., 7.750%, 06/15/21	354,000	0.0
1,995,000		SemGroup Corp., 7.500%, 06/15/21	2,004,975	0.3
1,000,000		SM Energy Co., 5.000%, 01/15/24	945,000	0.1
235,000		SM Energy Co., 6.750%, 09/15/26	237,791	0.0
625,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	598,437	0.1
1,000,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	1,040,000	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	380,700	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	470,000	0.1
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	488,800	0.1
102,000		SunCoke Energy, Inc., 7.625%, 08/01/19	96,900	0.0

2,225,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,297,313	0.3
3,750,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	3,815,625	0.6
545,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	585,875	0.1
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,092,500	0.3
950,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.375%, 05/01/24	1,023,625	0.1
1,300,000		Weatherford International LLC, 6.800%, 06/15/37	942,500	0.1
1,250,000		Weatherford International Ltd., 4.500%, 04/15/22	1,062,500	0.2
2,750,000		Whiting Petroleum Corp., 5.750%, 03/15/21	2,585,000	0.4
3,240,000		WPX Energy, Inc., 6.000%, 01/15/22	3,215,700	0.5
			72,566,970	10.5

		Financial: 5.9%
2,300,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,254,000	0.3
2,600,000		Ally Financial, Inc., 5.750%, 11/20/25	2,730,000	0.4
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,710,000	0.2
735,000		Ally Financial, Inc., 8.000%, 03/15/20	841,575	0.1
1,680,000	#	BCD Acquisition, Inc., 9.625%, 09/15/23	1,764,000	0.3
1,500,000		CIT Group, Inc., 5.250%, 03/15/18	1,563,750	0.2
250,000		CIT Group, Inc., 5.375%, 05/15/20	267,812	0.0
1,060,000		CIT Group, Inc., 5.000%, 08/15/22	1,128,900	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	308,487	0.0
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	718,750	0.1
1,725,000		Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,818,995	0.3
1,000,000		Equinix, Inc., 4.875%, 04/01/20	1,041,250	0.1
965,000		Equinix, Inc., 5.375%, 04/01/23	1,016,869	0.1
1,300,000		Equinix, Inc., 5.750%, 01/01/25	1,387,750	0.2
2,850,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,860,688	0.4
1,120,000	#	FBM Finance, Inc., 8.250%, 08/15/21	1,176,000	0.2

See Accompanying Notes to Financial Statements

14

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,007,500	0.1
1,400,000		Iron Mountain, Inc., 5.750%, 08/15/24	1,445,500	0.2
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	460,013	0.1
1,100,000	#	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc., 5.625%, 05/01/24	1,195,920	0.2
200,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/26	208,000	0.0
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	1,056,000	0.2
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/24	1,090,000	0.2
1,965,000		Navient Corp., 5.875%, 10/25/24	1,797,975	0.3
1,250,000		Navient Corp., 6.125%, 03/25/24	1,170,313	0.2
560,000		Navient Corp., 6.625%, 07/26/21	565,600	0.1
2,380,000		Navient Corp., 7.250%, 09/25/23	2,378,524	0.3
2,040,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,156,655	0.3
2,800,000		Royal Bank of Scotland Group PLC, 8.625%, 12/29/49	2,765,000	0.4
400,000		Springleaf Finance Corp., 5.250%, 12/15/19	409,500	0.1
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	626,981	0.1
			40,922,307	5.9

		Industrial: 9.5%
2,309,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	2,427,336	0.4
370,000		AECOM, 5.750%, 10/15/22	390,465	0.1
2,120,000		AECOM, 5.875%, 10/15/24	2,268,400	0.3
2,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,354,062	0.3
125,000		Allegion PLC, 5.875%, 09/15/23	135,312	0.0
1,070,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	1,119,487	0.2
2,425,000	#,&	ARD Finance SA, 7.125%, 09/15/23	2,418,937	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,037,500	0.1
1,425,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,528,313	0.2

88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	91,544	0.0
1,580,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,623,450	0.2
1,980,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,903,275	0.3
1,034,000	#	BMC East LLC, 5.500%, 10/01/24	1,036,585	0.1
400,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	412,000	0.1
2,500,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,881,250	0.4
2,765,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	2,972,375	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,578,750	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,178,125	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,642,600	0.2
2,440,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	2,598,600	0.4
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,340,900	0.2
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	522,500	0.1
2,325,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,452,875	0.4
1,440,000	#	Novelis Corp., 5.875%, 09/30/26	1,477,800	0.2
600,000	#	Novelis Corp., 6.250%, 08/15/24	639,000	0.1
1,630,000		Orbital ATK, Inc., 5.500%, 10/01/23	1,715,575	0.2
725,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	779,828	0.1
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,178,672	0.3
2,120,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,998,100	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,085,000	0.3
1,030,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	1,064,763	0.2
135,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	145,041	0.0
156,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	160,875	0.0
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	526,875	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,061,250	0.2
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	537,500	0.1

See Accompanying Notes to Financial Statements

15

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

2,485,000	#	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,553,338	0.4
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	451,000	0.1
2,500,000	#	Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,737,500	0.4
1,200,000	#	TransDigm, Inc., 6.375%, 06/15/26	1,251,000	0.2
820,000		TransDigm, Inc., 6.500%, 05/15/25	858,950	0.1
1,000,000		TransDigm, Inc., 6.500%, 07/15/24	1,057,500	0.2
1,000,000		TransDigm, Inc., 6.000%, 07/15/22	1,060,000	0.2
1,560,000	#	WESCO Distribution, Inc., 5.375%, 06/15/24	1,566,833	0.2
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,537,500	0.2
342,062	#,&	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	330,090	0.0
420,000	#	XPO Logistics, Inc., 6.125%, 09/01/23	432,600	0.1
1,620,000	#	Zekelman Industries, Inc., 9.875%, 06/15/23	1,713,150	0.2
			65,834,381	9.5

		Retailers (Except Food & Drug): 0.4%
2,481,112		Party City Holdings Inc. 2015 Term Loan B, 3.250%, 08/19/22	2,491,746	0.4

		Steel: 0.2%
1,010,243		FMG Resources (August 2006) Pty Ltd. Term Loan B, 2.750%, 06/28/19	1,010,401	0.2

		Technology: 5.8%
2,550,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,326,875	0.3
1,400,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,274,000	0.2
475,000	#	Camelot Finance SA, 7.875%, 10/15/24	491,031	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,608,750	0.2
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	855,000	0.1
1,200,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 5.450%, 06/15/23	1,287,002	0.2
1,200,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 6.020%, 06/15/26	1,318,706	0.2

540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	573,981	0.1
540,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24	594,260	0.1
1,445,000	#	Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,466,675	0.2
500,000	#	Emdeon, Inc., 6.000%, 02/15/21	528,750	0.1
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	1,889,686	0.3
1,895,000	#	Entegris, Inc., 6.000%, 04/01/22	1,968,431	0.3
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,031,250	0.1
4,000,000	#	First Data Corp., 7.000%, 12/01/23	4,240,000	0.6
500,000	#	First Data Corp., 5.000%, 01/15/24	509,375	0.1
1,265,000	#	First Data Corp., 5.375%, 08/15/23	1,306,112	0.2
1,000,000	#	IMS Health, Inc., 5.000%, 10/15/26	1,042,500	0.1
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	761,719	0.1
1,890,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,842,750	0.3
1,000,000	#	Infor US, Inc., 5.750%, 08/15/20	1,053,750	0.1
1,425,000	#	JDA Escrow LLC / JDA Bond Finance, Inc., 7.375%, 10/15/24	1,467,750	0.2
1,955,000	#	Micron Technology, Inc., 5.250%, 01/15/24	1,911,013	0.3
590,000	#	MSCI, Inc., 5.250%, 11/15/24	627,554	0.1
1,125,000	#	MSCI, Inc., 5.750%, 08/15/25	1,206,563	0.2
750,000		NCR Corp., 5.000%, 07/15/22	770,625	0.1
1,800,000		NCR Corp., 6.375%, 12/15/23	1,912,500	0.3
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,763,000	0.2
800,000	#	Open Text Corp., 5.875%, 06/01/26	839,000	0.1
440,000		Qorvo, Inc., 6.750%, 12/01/23	476,300	0.1
440,000		Qorvo, Inc., 7.000%, 12/01/25	479,050	0.1
345,000	#	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26	376,050	0.0
600,000	#	Veritas US, Inc. / Veritas Bermuda Ltd, 7.500%, 02/01/23	579,000	0.1
			40,379,008	5.8

		Utilities: 1.7%
710,000		AES Corp., 7.375%, 07/01/21	816,500	0.1
1,225,000		Calpine Corp., 5.375%, 01/15/23	1,226,531	0.2

See Accompanying Notes to Financial Statements

16

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,725,000		Calpine Corp., 5.750%, 01/15/25	1,707,750	0.2
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,030,000	0.2
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,500,000	0.2
2,000,000		NRG Energy, Inc., 6.250%, 05/01/24	2,040,000	0.3
1,000,000		NRG Energy, Inc., 6.250%, 07/15/22	1,020,000	0.2
1,700,000	#	NRG Energy, Inc., 6.625%, 01/15/27	1,668,125	0.2
475,000	#	NRG Energy, Inc., 7.250%, 05/15/26	485,688	0.1
271,000		NRG Energy, Inc., 7.875%, 05/15/21	284,550	0.0
			11,779,144	1.7

	Total Corporate Bonds/Notes
	(Cost $648,625,945)		664,695,763	96.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: –%
Consumer Discretionary: –%
195	@ American Media, Inc.	–	–

Total Common Stock
	(Cost $7,957)	–	–

Total Long-Term Investments
	(Cost $648,633,902)	664,695,763	96.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
		Corporate Bonds/Notes: 0.1%
234,000		DPL, Inc., 6.500%, 10/15/16	234,353	0.0
200,000		Frontier Communications Corp., 8.250%, 04/15/17	208,650	0.0
361,000		Synovus Financial Corp., 5.125%, 06/15/17	367,318	0.1
			810,321	0.1

		Commercial Paper: 2.1%
3,000,000		Concord Minutemen Capital, 0.800%, 12/05/16	2,995,677	0.4
3,000,000		Crown Point Capital, 0.680%, 11/17/16	2,997,320	0.5
3,000,000		HP Inc., 0.400%, 10/14/16	2,999,539	0.5
3,000,000	#	Old Line Funding LLC, 1.180%, 03/14/17	2,984,188	0.4
2,250,000		POTASH 0.000% 10/24/16, 10/24/16	2,248,789	0.3
			14,225,513	2.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
7,036,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%††
	(Cost $7,036,000)	7,036,000	1.0

	Total Short-Term Investments
	(Cost $22,055,320)	22,071,834	3.2

	Total Investments in Securities (Cost $670,689,222)	$686,767,597	99.2
	Assets in Excess of Other Liabilities	5,499,673	0.8
	Net Assets	$692,267,270	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
±	Defaulted security

Cost for federal income tax purposes is $670,724,526.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$25,384,171
Gross Unrealized Depreciation	(9,341,100)

Net Unrealized Appreciation	$16,043,071

See Accompanying Notes to Financial Statements

17

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 0.7%
2,080,000	#	Air Liquide Finance SA, 1.750%, 09/27/21	2,077,733	0.1
1,500,000	#	Air Liquide Finance SA, 2.250%, 09/27/23	1,507,126	0.0
2,000,000	L	ArcelorMittal, 6.500%, 03/01/21	2,235,000	0.1
431,000		Barrick Gold Corp., 4.100%, 05/01/23	466,912	0.0
1,200,000	#,L	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,266,083	0.0
2,020,000		Eastman Chemical Co., 2.700%, 01/15/20	2,073,732	0.1
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,903,072	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	2,050,822	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,430,934	0.0
2,834,000	#	Glencore Funding LLC, 2.875%, 04/16/20	2,813,669	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,170,640	0.0
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,891,688	0.0
2,810,000		PolyOne Corp., 5.250%, 03/15/23	2,922,737	0.1
			23,810,148	0.7

		Communications: 4.4%
3,132,000		21st Century Fox America, Inc., 3.000%, 09/15/22	3,266,241	0.1
2,455,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	2,575,622	0.1
800,000	#	Altice Financing SA, 6.625%, 02/15/23	824,000	0.0
3,627,000		AT&T, Inc., 2.800%, 02/17/21	3,735,995	0.1
2,636,000		AT&T, Inc., 3.600%, 02/17/23	2,783,287	0.1
4,854,000		AT&T, Inc., 3.800%, 03/15/22	5,205,900	0.2
6,915,000		AT&T, Inc., 4.125%, 02/17/26	7,491,082	0.2
1,081,000	#	AT&T, Inc., 4.550%, 03/09/49	1,092,800	0.0
5,358,000		AT&T, Inc., 4.800%, 06/15/44	5,659,580	0.2
1,500,000		AT&T, Inc., 5.150%, 03/15/42	1,637,199	0.0
104,000		AT&T, Inc., 5.350%, 09/01/40	117,159	0.0
3,707,000		CBS Corp., 2.900%, 01/15/27	3,624,727	0.1
1,952,000		CBS Corp., 4.600%, 01/15/45	2,015,938	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,045,000	0.0
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	504,094	0.0

920,000		CenturyLink, Inc., 6.750%, 12/01/23	960,250	0.0
2,459,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	2,658,654	0.1
4,885,000	#	Charter Communications Operating LLC 4.908, 4.908%, 07/23/25	5,402,458	0.2
2,350,000		Cisco Systems, Inc., 2.200%, 09/20/23	2,370,828	0.1
2,940,000		Cisco Systems, Inc., 2.500%, 09/20/26	2,977,794	0.1
5,472,000		Cisco Systems, Inc., 2.450%, 06/15/20	5,652,866	0.2
2,445,000		Comcast Corp., 2.350%, 01/15/27	2,410,623	0.1
4,941,000		Comcast Corp., 3.150%, 03/01/26	5,234,999	0.2
2,000,000	L	CSC Holdings LLC, 5.250%, 06/01/24	1,905,000	0.1
1,683,000		Digicel Ltd., 6.000%, 04/15/21	1,506,285	0.0
707,000	#	Digicel Ltd., 6.750%, 03/01/23	632,765	0.0
510,000		DISH DBS Corp., 4.250%, 04/01/18	524,025	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,548,750	0.0
1,605,000		eBay, Inc., 3.450%, 08/01/24	1,670,174	0.1
1,480,000		eBay, Inc., 3.800%, 03/09/22	1,584,717	0.0
3,809,000		eBay, Inc., 4.000%, 07/15/42	3,511,330	0.1
1,380,000	#,L	Millicom International Cellular SA, 4.750%, 05/22/20	1,400,769	0.0
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	2,092,500	0.1
1,525,000		Netflix, Inc., 5.750%, 03/01/24	1,647,000	0.1
1,000,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	1,036,250	0.0
860,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	883,526	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,075,000	0.1
2,035,000		TEGNA, Inc., 6.375%, 10/15/23	2,195,256	0.1
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	639,974	0.0
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,698,332	0.1
2,131,000		Time Warner Cable LLC, 5.500%, 09/01/41	2,287,302	0.1
2,566,000		Time Warner Cable LLC, 5.875%, 11/15/40	2,864,847	0.1
1,881,000		Time Warner Cable, Inc., 5.350%, 12/15/43	2,252,048	0.1
2,812,000		Time Warner, Inc., 4.050%, 12/15/23	3,103,694	0.1
2,350,000		Time Warner, Inc., 4.850%, 07/15/45	2,644,077	0.1

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,624,965	0.0
1,000,000		T-Mobile USA, Inc., 5.250%, 09/01/18	1,015,000	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,546,213	0.0
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,408,950	0.0
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,372,678	0.1
2,500,000		Verizon Communications, Inc., 2.625%, 08/15/26	2,458,270	0.1
4,701,000		Verizon Communications, Inc., 3.000%, 11/01/21	4,924,890	0.1
4,186,000		Verizon Communications, Inc., 3.500%, 11/01/24	4,475,140	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	8,138,507	0.2
1,042,000		Verizon Communications, Inc., 4.862%, 08/21/46	1,174,914	0.0
1,206,000		Verizon Communications, Inc., 5.012%, 08/21/54	1,341,367	0.0
2,897,000		Verizon Communications, Inc., 5.050%, 03/15/34	3,271,724	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,611,184	0.2
609,000		Walt Disney Co., 3.000%, 07/30/46	574,085	0.0
			150,888,604	4.4

		Consumer, Cyclical: 1.9%
2,460,000		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	2,521,746	0.1
2,680,000	#	BMW US Capital LLC, 2.250%, 09/15/23	2,673,431	0.1
500,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	530,000	0.0
2,074,000		CVS Health Corp., 3.500%, 07/20/22	2,223,017	0.1
3,709,000		CVS Health Corp., 5.125%, 07/20/45	4,540,436	0.1
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,533,992	0.0
2,091,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	2,125,194	0.1
3,020,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	3,193,934	0.1
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,258,750	0.0
1,335,000		General Motors Co., 4.875%, 10/02/23	1,449,193	0.0
1,755,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	1,789,796	0.1
3,360,000		General Motors Financial Co., Inc., 3.200%, 07/06/21	3,405,179	0.1
2,640,000		General Motors Financial Co., Inc., 4.200%, 03/01/21	2,781,161	0.1
2,666,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	2,753,090	0.1
576,000		Kohl's Corp., 5.550%, 07/17/45	568,014	0.0

3,560,000		Lowe's Cos, Inc., 3.700%, 04/15/46	3,671,674	0.1
4,051,000		McDonald's Corp., 4.875%, 12/09/45	4,732,694	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	2,081,136	0.1
1,445,000	#	Nemak SA de CV, 5.500%, 02/28/23	1,479,680	0.0
1,528,000		Newell Rubbermaid, Inc., 2.150%, 10/15/18	1,550,433	0.1
2,400,000		Newell Rubbermaid, Inc., 4.200%, 04/01/26	2,618,450	0.1
335,000		Ryland Group, Inc., 6.625%, 05/01/20	376,456	0.0
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	975,190	0.0
2,230,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	2,283,186	0.1
3,940,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	3,957,336	0.1
5,930,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	5,930,000	0.2
			63,003,168	1.9

		Consumer, Non-cyclical: 6.6%
2,500,000		AbbVie, Inc., 2.850%, 05/14/23	2,542,527	0.1
1,510,000		AbbVie, Inc., 3.200%, 11/06/22	1,574,619	0.0
3,030,000		AbbVie, Inc., 3.200%, 05/14/26	3,075,535	0.1
3,480,000		AbbVie, Inc., 4.450%, 05/14/46	3,658,865	0.1
770,000		Actavis Funding SCS, 3.450%, 03/15/22	809,415	0.0
2,416,000		Aetna, Inc., 2.800%, 06/15/23	2,471,532	0.1
4,219,000		Aetna, Inc., 4.375%, 06/15/46	4,447,885	0.1
3,070,000		Amgen, Inc., 2.600%, 08/19/26	3,029,485	0.1
1,401,000		Amsurg Corp., 5.625%, 07/15/22	1,437,776	0.0
12,564,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	13,480,669	0.4
4,161,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,804,249	0.1
2,773,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	2,861,658	0.1
2,920,000		Automatic Data Processing, Inc., 3.375%, 09/15/25	3,197,418	0.1
2,180,000	#	BAT International Finance PLC, 3.500%, 06/15/22	2,342,635	0.1
4,370,000		Baxter International, Inc., 2.600%, 08/15/26	4,331,780	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,626,260	0.1
1,983,000		Becton Dickinson & Co., 2.675%, 12/15/19	2,049,264	0.1
1,983,000		Becton Dickinson and Co., 1.800%, 12/15/17	1,993,270	0.1

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

3,710,000		Biogen, Inc., 4.050%, 09/15/25	4,049,031	0.1
1,882,000		Cardinal Health, Inc., 2.400%, 11/15/19	1,925,275	0.1
3,463,000		Celgene Corp., 2.250%, 05/15/19	3,523,803	0.1
1,240,000		Danaher Corp., 3.350%, 09/15/25	1,350,552	0.0
1,680,000		Express Scripts Holding Co., 3.400%, 03/01/27	1,694,273	0.1
2,430,000		Express Scripts Holding Co., 3.000%, 07/15/23	2,472,610	0.1
3,107,000		General Mills, Inc., 2.200%, 10/21/19	3,172,719	0.1
2,910,000		Gilead Sciences, Inc., 2.950%, 03/01/27	2,946,465	0.1
6,850,000		Gilead Sciences, Inc., 4.150%, 03/01/47	7,058,350	0.2
1,005,000		HCA, Inc., 5.250%, 04/15/25	1,074,094	0.0
1,500,000		HCA, Inc., 5.875%, 03/15/22	1,665,000	0.1
2,695,000		HealthSouth Corp., 5.125%, 03/15/23	2,701,737	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,198,754	0.0
2,030,000	#	Imperial Brands Finance PLC, 2.950%, 07/21/20	2,097,912	0.1
2,290,000	#	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,433,253	0.1
1,300,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	1,283,750	0.0
2,640,000		Johnson & Johnson, 2.450%, 03/01/26	2,718,178	0.1
3,120,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	3,236,332	0.1
2,562,000		Kraft Heinz Foods Co., 3.950%, 07/15/25	2,778,548	0.1
4,578,000		Kraft Heinz Foods Co., 4.375%, 06/01/46	4,876,614	0.1
3,781,000		Kroger Co., 2.300%, 01/15/19	3,851,293	0.1
3,840,000		Kroger Co., 2.650%, 10/15/26	3,826,464	0.1
4,638,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	4,728,979	0.1
3,944,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	4,112,776	0.1
2,289,000		McKesson Corp., 2.284%, 03/15/19	2,330,676	0.1
1,670,000		Mead Johnson Nutrition Co., 3.000%, 11/15/20	1,741,119	0.1
2,493,000		Medtronic, Inc., 3.150%, 03/15/22	2,651,233	0.1
4,121,000		Medtronic, Inc., 3.500%, 03/15/25	4,445,187	0.1
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,258,834	0.0
3,094,000		Medtronic, Inc., 4.375%, 03/15/35	3,519,970	0.1
5,080,000		Merck & Co., Inc., 2.350%, 02/10/22	5,231,237	0.2
2,463,000	#	Mylan NV, 3.150%, 06/15/21	2,512,100	0.1
1,690,000	#	Mylan NV, 3.750%, 12/15/20	1,766,783	0.1

2,578,000	#	Mylan NV, 3.950%, 06/15/26	2,603,966	0.1
4,940,000		PepsiCo, Inc., 4.450%, 04/14/46	5,859,769	0.2
3,486,000		Pfizer, Inc., 2.750%, 06/03/26	3,609,983	0.1
3,414,000		Pfizer, Inc., 4.400%, 05/15/44	3,964,180	0.1
4,212,000		Philip Morris International, Inc., 4.250%, 11/10/44	4,699,442	0.1
1,160,000		Reynolds American, Inc., 4.450%, 06/12/25	1,297,260	0.0
2,545,000		Reynolds American, Inc., 5.700%, 08/15/35	3,161,033	0.1
2,784,000		Reynolds American, Inc., 5.850%, 08/15/45	3,627,772	0.1
1,369,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	1,392,957	0.0
7,690,000		Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	7,737,263	0.2
2,232,000		St Jude Medical, Inc., 2.800%, 09/15/20	2,302,993	0.1
1,360,000		Sysco Corp., 1.900%, 04/01/19	1,371,651	0.0
1,360,000		Sysco Corp., 2.500%, 07/15/21	1,390,782	0.0
2,480,000		Sysco Corp., 2.600%, 10/01/20	2,555,638	0.1
2,070,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	2,079,193	0.1
3,760,000		Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	3,787,963	0.1
2,680,000		Thermo Fisher Scientific, Inc., 2.950%, 09/19/26	2,676,937	0.1
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,105,000	0.1
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	897,500	0.0
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	853,237	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	942,500	0.0
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,782,258	0.1
3,050,000		Zimmer Biomet Holdings, Inc., 4.450%, 08/15/45	3,144,007	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,271,376	0.0
			223,083,403	6.6

		Diversified: 0.1%
4,619,000		Brixmor Operating Partnership LP, 3.875%, 08/15/22	4,848,444	0.1

		Energy: 3.4%
2,470,000		Anadarko Petroleum Corp., 4.850%, 03/15/21	2,663,554	0.1
870,000		Antero Resources Corp., 5.375%, 11/01/21	885,225	0.0
850,000		Antero Resources Corp., 5.625%, 06/01/23	870,187	0.0
5,049,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	5,595,367	0.2

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

3,930,000		BP Capital Markets PLC, 2.315%, 02/13/20	4,012,683	0.1
1,876,000		BP Capital Markets PLC, 3.062%, 03/17/22	1,966,592	0.1
2,220,000		BP Capital Markets PLC, 3.119%, 05/04/26	2,282,908	0.1
5,268,000		Cenovus Energy, Inc., 3.800%, 09/15/23	5,222,253	0.2
3,211,000		Chevron Corp., 2.100%, 05/16/21	3,266,435	0.1
3,393,000		Chevron Corp., 2.419%, 11/17/20	3,490,942	0.1
4,550,000		Chevron Corp., 2.954%, 05/16/26	4,710,246	0.1
2,120,000		Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,307,983	0.1
2,540,000	L	ConocoPhillips Co., 4.950%, 03/15/26	2,868,935	0.1
400,000	#	Empresa Nacional del Petroleo, 3.750%, 08/05/26	405,663	0.0
1,652,000		Enable Midstream Partners L.P., 3.900%, 05/15/24	1,543,804	0.0
1,402,000		Enable Midstream Partners L.P., 5.000%, 05/15/44	1,206,033	0.0
1,523,000		Enbridge Energy Partners L.P., 9.875%, 03/01/19	1,774,351	0.1
891,000		Enbridge, Inc., 3.500%, 06/10/24	887,040	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,179,675	0.0
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,297,484	0.0
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,427,952	0.0
2,170,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	2,239,473	0.1
1,270,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	1,319,169	0.0
2,020,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	2,136,643	0.1
2,120,000		Exxon Mobil Corp., 2.726%, 03/01/23	2,197,685	0.1
2,513,000		Exxon Mobil Corp., 3.043%, 03/01/26	2,634,267	0.1
3,000,000		Hess Corp., 4.300%, 04/01/27	3,030,984	0.1
2,050,000		Hess Corp., 5.800%, 04/01/47	2,105,625	0.1
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	274,313	0.0
1,270,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,309,961	0.0
1,843,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/24	1,909,866	0.1
1,766,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,780,654	0.1
3,848,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	4,008,515	0.1

1,310,000		Kinder Morgan, Inc./DE, 5.050%, 02/15/46	1,254,971	0.0
863,000		Marathon Petroleum Corp., 5.000%, 09/15/54	761,635	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,477,090	0.1
3,118,000		Occidental Petroleum Corp., 3.500%, 06/15/25	3,325,272	0.1
1,145,000		Regency Energy Partners L.P., 4.500%, 11/01/23	1,154,915	0.0
1,005,000		Regency Energy Partners L.P., 5.500%, 04/15/23	1,038,684	0.0
2,350,000		Shell International Finance BV, 2.250%, 11/10/20	2,395,179	0.1
3,840,000		Shell International Finance BV, 3.250%, 05/11/25	4,052,260	0.1
2,042,000		Shell International Finance BV, 4.375%, 05/11/45	2,211,029	0.1
5,726,000		Shell International Finance BV, 4.000%, 05/10/46	5,888,847	0.2
4,025,000		Statoil ASA, 2.450%, 01/17/23	4,108,583	0.1
850,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	884,733	0.0
910,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	935,232	0.0
4,626,000		Williams Partners L.P., 3.600%, 03/15/22	4,712,354	0.1
3,250,000	#	YPF SA, 8.500%, 03/23/21	3,635,125	0.1
2,600,000	#	YPF SA, 8.875%, 12/19/18	2,886,000	0.1
			116,534,376	3.4

		Financial: 11.5%
5,174,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	5,285,510	0.2
3,270,000	#,L	ABN AMRO Bank NV, 4.800%, 04/18/26	3,480,513	0.1
3,513,600		Aegon NV, 1.428%, 07/29/49	2,312,089	0.1
2,194,000		American International Group, Inc., 3.750%, 07/10/25	2,306,673	0.1
3,299,000		American International Group, Inc., 4.500%, 07/16/44	3,381,973	0.1
88,000		American International Group, Inc., 8.175%, 05/15/68	117,986	0.0
3,630,000		Air Lease Corp., 3.000%, 09/15/23	3,597,802	0.1
4,646,000		American Tower Corp., 3.500%, 01/31/23	4,854,433	0.1
5,270,000	#	Athene Global Funding, 2.875%, 10/23/18	5,259,523	0.2
3,847,000		AvalonBay Communities, Inc., 2.900%, 10/15/26	3,839,610	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	414,000	0.0
1,741,000		Bank of America Corp., 2.625%, 10/19/20	1,778,485	0.1
4,370,000		Bank of America Corp., 3.875%, 08/01/25	4,680,025	0.1
1,760,000		Bank of America Corp., 3.950%, 04/21/25	1,826,282	0.1
4,076,000		Bank of America Corp., 4.250%, 10/22/26	4,322,296	0.1

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,775,060	0.1
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,862,843	0.1
1,100,000		Bank of America Corp., 4.750%, 04/21/45	1,183,732	0.0
1,780,000		Bank of Montreal, 1.500%, 07/18/19	1,776,828	0.1
3,541,000		Bank of New York Mellon Corp., 2.050%, 05/03/21	3,567,579	0.1
3,850,000		Bank of New York Mellon Corp., 4.625%, 12/29/49	3,801,875	0.1
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,303,985	0.1
5,875,000		Barclays PLC, 3.250%, 01/12/21	5,987,906	0.2
3,718,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,816,627	0.1
3,800,000		Boston Properties L.P., 2.750%, 10/01/26	3,732,079	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,360,079	0.0
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,198,027	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,302,875	0.1
3,580,000		Capital One Financial Corp., 3.750%, 07/28/26	3,606,467	0.1
2,580,000		Capital One NA/Mclean VA, 1.650%, 02/05/18	2,583,754	0.1
3,620,000		Chubb INA Holdings, Inc., 2.300%, 11/03/20	3,716,480	0.1
2,070,000		Citigroup, Inc., 4.125%, 07/25/28	2,117,790	0.1
5,026,000		Citigroup, Inc., 4.450%, 09/29/27	5,274,586	0.2
4,457,000		Citigroup, Inc., 5.500%, 09/13/25	5,094,908	0.1
4,462,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	4,530,510	0.1
1,147,000	#	Citizens Financial Group, Inc., 4.150%, 09/28/22	1,188,948	0.0
6,168,000	#	Commonwealth Bank of Australia, 2.850%, 05/18/26	6,261,371	0.2
3,282,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	3,471,752	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,016,900	0.1
3,040,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/21	3,119,557	0.1
2,776,000	#	Credit Suisse AG, 6.500%, 08/08/23	3,018,900	0.1
2,699,000		Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	2,687,899	0.1
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,263,450	0.1
2,220,000	#	Credit Suisse Group Funding Guernsey Ltd, 3.450%, 04/16/21	2,267,708	0.1

3,014,000		Credit Suisse/New York NY, 1.750%, 01/29/18	3,014,983	0.1
4,567,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	4,583,135	0.1
805,000		Discover Financial Services, 3.850%, 11/21/22	836,303	0.0
2,463,000		Equinix, Inc., 5.375%, 04/01/23	2,595,386	0.1
2,325,000		Equity One, Inc., 3.750%, 11/15/22	2,415,766	0.1
4,104,000		Fifth Third Bancorp, 4.500%, 06/01/18	4,266,884	0.1
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	1,558,081	0.0
2,200,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	2,239,235	0.1
3,405,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	3,463,743	0.1
1,994,000		Goldman Sachs Group, Inc., 2.750%, 09/15/20	2,044,494	0.1
2,048,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	2,095,933	0.1
4,980,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	5,253,850	0.2
1,523,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	1,671,293	0.0
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,277,112	0.0
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	767,718	0.0
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,888,610	0.1
3,158,000		HCP, Inc., 3.875%, 08/15/24	3,239,505	0.1
1,324,000		HCP, Inc., 4.000%, 12/01/22	1,401,163	0.0
2,700,000		HCP, Inc., 4.000%, 06/01/25	2,778,875	0.1
4,380,000		HSBC Holdings PLC, 2.650%, 01/05/22	4,368,634	0.1
3,121,000		Huntington Bancshares, Inc., 2.600%, 08/02/18	3,172,812	0.1
4,392,000		Huntington National Bank, 2.200%, 11/06/18	4,448,841	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,174,403	0.1
2,010,000	#	ING Bank NV, 2.000%, 11/26/18	2,023,959	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,134,219	0.0
1,366,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,407,173	0.0
3,100,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	3,350,697	0.1
3,268,000		JPMorgan Chase & Co., 2.550%, 10/29/20	3,334,223	0.1
2,860,000		JPMorgan Chase & Co., 2.550%, 03/01/21	2,914,460	0.1
3,256,000		JPMorgan Chase & Co., 3.900%, 07/15/25	3,516,835	0.1
8,393,000		JPMorgan Chase & Co., 4.125%, 12/15/26	8,979,948	0.3
1,755,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,855,912	0.1

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,718,989	0.0
1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,272,990	0.0
2,989,000		KeyBank NA/Cleveland OH, 2.250%, 03/16/20	3,041,173	0.1
4,600,000		Kite Realty Group L.P., 4.000%, 10/01/26	4,648,870	0.1
2,876,000		Manufacturers & Traders Trust Co., 2.100%, 02/06/20	2,904,070	0.1
3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,666,581	0.1
1,937,000		Mitsubishi UFJ Financial Group, Inc., 2.527%, 09/13/23	1,947,198	0.1
2,710,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/21	2,789,422	0.1
4,202,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	4,305,731	0.1
4,195,000	#,L	Mizuho Bank Ltd., 2.150%, 10/20/18	4,231,996	0.1
3,490,000	#,L	Mizuho Financial Group, Inc., 3.477%, 04/12/26	3,688,867	0.1
1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,364,851	0.0
1,631,000		Morgan Stanley, 2.500%, 04/21/21	1,648,687	0.0
3,060,000		Morgan Stanley, 3.125%, 07/27/26	3,097,023	0.1
2,240,000		Morgan Stanley, 3.875%, 01/27/26	2,387,363	0.1
1,607,000		Morgan Stanley, 3.950%, 04/23/27	1,676,101	0.0
3,600,000		Morgan Stanley, 4.000%, 07/23/25	3,880,757	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	455,119	0.0
2,760,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	2,793,319	0.1
3,620,000		National Australia Bank Ltd./New York, 2.500%, 07/12/26	3,563,343	0.1
3,400,000	#	New York Life Global Funding, 1.550%, 11/02/18	3,418,343	0.1
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,313,056	0.0
DKK 10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	–	–
4,688,000		Old Republic International Corp., 3.875%, 08/26/26	4,692,275	0.1
1,593,000		PNC Bank NA, 2.250%, 07/02/19	1,624,116	0.0
2,218,000		PNC Bank NA, 2.450%, 11/05/20	2,271,866	0.1
2,680,000		Principal Financial Group, Inc., 3.400%, 05/15/25	2,757,696	0.1
3,120,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	3,199,292	0.1
2,705,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/23	2,673,822	0.1

3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,915,382	0.1
3,112,000		Santander UK PLC, 2.375%, 03/16/20	3,144,692	0.1
1,680,000	#	Santander UK PLC, 5.000%, 11/07/23	1,756,534	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	3,010,288	0.1
4,791,000		Senior Housing Properties Trust, 3.250%, 05/01/19	4,833,400	0.1
3,900,000	#,L	Societe Generale SA, 4.250%, 08/19/26	3,889,326	0.1
5,370,000	#	Standard Chartered PLC, 4.300%, 02/19/27	5,359,013	0.2
5,429,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	5,534,855	0.2
4,040,000		SunTrust Bank/Atlanta GA, 3.300%, 05/15/26	4,132,265	0.1
4,135,000		Toronto-Dominion Bank, 3.625%, 09/15/31	4,157,250	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,716,225	0.0
3,233,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	3,324,242	0.1
4,262,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	4,486,872	0.1
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,907,059	0.1
4,540,000		US Bancorp, 2.350%, 01/29/21	4,674,402	0.1
2,870,000		US Bancorp, 2.375%, 07/22/26	2,828,241	0.1
3,574,000		Visa, Inc., 3.150%, 12/14/25	3,782,042	0.1
1,240,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	1,262,515	0.0
2,843,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,916,474	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,297,529	0.1
2,110,000		Wells Fargo & Co., 3.900%, 05/01/45	2,182,282	0.1
2,540,000		Wells Fargo & Co., 4.100%, 06/03/26	2,699,710	0.1
2,409,000		Wells Fargo & Co., 5.900%, 12/29/49	2,499,337	0.1
2,030,000		XLIT Ltd., 5.500%, 03/31/45	1,997,360	0.1
			388,762,071	11.5

		Industrial: 0.6%
960,000		BNSF Funding Trust I, 6.613%, 12/15/55	1,110,125	0.0
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,522,470	0.1
3,519,000		General Electric Co., 5.000%, 12/29/49	3,746,503	0.1
3,120,000		Lockheed Martin Corp., 2.500%, 11/23/20	3,224,021	0.1

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,220,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,312,263	0.0
4,185,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	4,141,484	0.1
2,712,000	#	Siemens Financieringsmaatschappij NV, 3.300%, 09/15/46	2,657,982	0.1
1,457,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	1,466,293	0.1
			20,181,141	0.6

		Technology: 2.4%
4,562,000		Apple, Inc., 1.550%, 02/07/20	4,604,983	0.1
2,640,000		Apple, Inc., 2.450%, 08/04/26	2,652,107	0.1
945,000		Apple, Inc., 4.450%, 05/06/44	1,064,381	0.0
4,586,000		Apple, Inc., 4.650%, 02/23/46	5,318,976	0.2
1,000,000		Applied Materials, Inc., 2.625%, 10/01/20	1,035,992	0.0
2,110,000		Applied Materials, Inc., 3.900%, 10/01/25	2,336,432	0.1
4,120,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 4.420%, 06/15/21	4,310,674	0.1
4,358,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 5.450%, 06/15/23	4,673,964	0.1
4,040,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 6.020%, 06/15/26	4,439,645	0.1
1,622,000		Fidelity National Information Services, Inc., 2.850%, 10/15/18	1,665,345	0.1
3,121,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	3,313,603	0.1
2,660,000		Fidelity National Information Services, Inc., 3.000%, 08/15/26	2,637,943	0.1
2,911,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	2,934,984	0.1
2,184,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	2,226,232	0.1
1,400,000	#	Hewlett Packard Enterprise Co., 4.400%, 10/15/22	1,495,180	0.0
880,000	#	Hewlett Packard Enterprise Co., 4.900%, 10/15/25	941,435	0.0
1,685,000		Infor US, Inc., 6.500%, 05/15/22	1,714,487	0.1
4,558,000		Intel Corp., 2.600%, 05/19/26	4,652,214	0.1
2,022,000		International Business Machines Corp., 2.875%, 11/09/22	2,133,155	0.1
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/21	1,337,230	0.0
1,860,000		Lam Research Corp., 3.450%, 06/15/23	1,905,897	0.1
1,900,000		Microsoft Corp., 2.400%, 08/08/26	1,903,654	0.1

1,530,000		Microsoft Corp., 3.500%, 02/12/35	1,572,701	0.0
2,900,000		Microsoft Corp., 3.700%, 08/08/46	2,945,431	0.1
2,767,000		Microsoft Corp., 4.200%, 11/03/35	3,105,589	0.1
3,822,000		Microsoft Corp., 4.450%, 11/03/45	4,366,696	0.1
1,870,000		Oracle Corp., 3.850%, 07/15/36	1,949,812	0.1
4,396,000		Oracle Corp., 4.125%, 05/15/45	4,627,977	0.1
2,937,000		Oracle Corp., 4.300%, 07/08/34	3,197,227	0.1
			81,063,946	2.4

		Utilities: 1.8%
2,945,000		AES Corporation, 5.500%, 04/15/20	3,048,075	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	578,399	0.0
2,973,000		Duke Energy Carolinas LLC, 3.875%, 03/15/46	3,165,835	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,780,881	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	713,109	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,447,692	0.0
1,239,000	#	Electricite de France SA, 2.350%, 10/13/20	1,264,313	0.0
873,000	#	Empresa de Energia de Bogota SA ESP, 6.125%, 11/10/21	903,555	0.0
2,850,000		Entergy Corp., 2.950%, 09/01/26	2,857,290	0.1
2,720,000		Entergy Louisiana LLC, 2.400%, 10/01/26	2,699,627	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	877,664	0.0
2,170,000		Exelon Corp., 2.850%, 06/15/20	2,249,589	0.1
3,050,000		Exelon Corp., 3.400%, 04/15/26	3,173,068	0.1
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,031,173	0.0
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,613,660	0.1
3,580,000	#	Fortis, Inc./Canada, 3.055%, 10/04/26	3,577,193	0.1
2,880,000		Georgia Power Co., 1.950%, 12/01/18	2,931,195	0.1
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,482,483	0.1
618,000		Metropolitan Edison Co., 7.700%, 01/15/19	694,345	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	808,125	0.0
3,384,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	3,468,150	0.1
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,490,487	0.1
1,861,000		Nisource Finance Corp., 5.950%, 06/15/41	2,339,865	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

2,000,000	L	NRG Energy, Inc., 6.250%, 05/01/24	2,040,000	0.1
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,078,026	0.0
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,211,727	0.1
3,840,000		Southwestern Electric Power Co., 2.750%, 10/01/26	3,845,272	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,014,673	0.0
3,010,000		Wisconsin Public Service Corp., 1.650%, 12/04/18	3,033,306	0.1
			60,418,777	1.8

	Total Corporate Bonds/Notes
	(Cost $1,093,624,855)		1,132,594,078	33.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.0%
5,199,476		Alternative Loan Trust 2005-10CB 1A1, 1.025%, 05/25/35	4,174,398	0.1
4,033,858		Alternative Loan Trust 2005-51 3A2A, 1.797%, 11/20/35	3,538,448	0.1
1,370,616		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	1,232,839	0.0
1,646,119		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,517,209	0.0
2,928,992		Alternative Loan Trust 2005-J2 1A12, 0.925%, 04/25/35	2,407,411	0.1
1,207,910		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	958,458	0.0
303,128		Alternative Loan Trust 2006-18CB, 0.925%, 07/25/36	183,893	0.0
1,848,952		Alternative Loan Trust 2006-19CB, 1.125%, 08/25/36	1,177,630	0.0
2,000,035		Alternative Loan Trust 2006-HY11 A1, 0.645%, 06/25/36	1,575,531	0.0
3,401,390		Alternative Loan Trust 2007-21CB 2A1, 0.925%, 09/25/37	2,008,349	0.1
1,919,210		Alternative Loan Trust 2007-23CB A3, 1.025%, 09/25/37	1,031,182	0.0
4,930,604		Alternative Loan Trust 2007-2CB 2A1, 1.125%, 03/25/37	2,937,397	0.1
1,915,893		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,374,803	0.0
1,777,629		Alternative Loan Trust 2007-8CB, 1.025%, 05/25/37	1,048,707	0.0
3,048,723		American Home Mortgage Assets Trust 2006-3 2A11, 1.447%, 10/25/46	2,155,984	0.1
913,173	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	918,025	0.0

2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11 A705, 1.868%, 09/27/44	2,477,080	0.1
4,615,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.723%, 06/10/49	4,631,066	0.1
1,990,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.723%, 06/10/49	1,984,023	0.1
4,820,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.005%, 02/10/51	4,882,934	0.1
1,240,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 6.005%, 02/10/51	1,217,194	0.0
1,237,465	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2003-2 H, 5.957%, 03/11/41	1,313,669	0.0
595,924		Banc of America Mortgage 2005-J Trust 2A4, 2.954%, 11/25/35	553,122	0.0
92,840,000	#,^	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/33	4,325,304	0.1
3,078,941		Bear Stearns ALT-A Trust 2005-4 23A1, 2.980%, 05/25/35	2,976,899	0.1
4,374,312		Bear Stearns ALT-A Trust 2005-7, 3.239%, 09/25/35	3,950,755	0.1
8,556,121		Bear Stearns Asset Backed Securities I Trust 2006-AC4 A1, 0.775%, 07/25/36	6,207,538	0.2
2,320,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4 G, 6.147%, 06/11/41	2,561,671	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	776,205	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	771,660	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	754,790	0.0
10,000,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10, 5.793%, 12/11/40	10,532,223	0.3
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 D, 5.074%, 09/11/42	2,452,561	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.946%, 02/13/42	3,626,144	0.1
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.946%, 02/13/42	2,027,011	0.1

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

889,661		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20 C, 5.302%, 10/12/42	888,806	0.0
799,283	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.907%, 04/12/38	801,502	0.0
2,390,944	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,506,876	0.1
1,480,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.825%, 07/25/25	1,488,793	0.0
45,113,000	#,^	CD 2016-CD1 Mortgage Trust, 0.818%, 08/10/49	2,718,839	0.1
25,671,408	^	CD 2016-CD1 Mortgage Trust, 1.582%, 08/10/49	2,685,394	0.1
4,112,050		CHL Mortgage Pass-Through Trust 2004-22 A3, 2.725%, 11/25/34	3,918,758	0.1
1,446,369		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	1,317,049	0.0
2,868,176		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	2,902,993	0.1
1,385,193		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.296%, 09/25/37	1,273,729	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.571%, 12/25/35	2,942,406	0.1
3,194,373		Citigroup Mortgage Loan Trust, 4.240%, 11/25/36	2,773,002	0.1
6,090,000		Citigroup Commercial Mortgage Trust 2016-P4 A3, 2.646%, 07/10/49	6,162,079	0.2
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/49	3,135,433	0.1
42,044,941	^	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.176%, 07/10/49	5,943,258	0.2
4,465,213		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	4,464,657	0.1
32,106,786	^	COMM 2012-CCRE2 XA Mortgage Trust, 1.895%, 08/15/45	2,472,800	0.1
27,260,000	#,^	COMM 2012-CCRE4 XB Mortgage Trust, 0.745%, 10/15/45	938,644	0.0
13,849,622	^	COMM 2012-CCRE5 XA Mortgage Trust, 1.905%, 12/10/45	990,988	0.0
6,002,021	^	COMM 2012-CR1 XA, 2.206%, 05/15/45	464,719	0.0
40,382,192	^	COMM 2012-CR4 XA, 2.064%, 10/15/45	3,056,669	0.1
14,887,604	#,^	COMM 2012-LC4 Mortgage Trust, 2.480%, 12/10/44	1,254,867	0.0
25,363,398	^	COMM 2013-LC13 XA Mortgage Trust, 1.538%, 08/10/46	1,329,105	0.0
13,600,403	^	COMM 2013-LC6 XA, 1.856%, 01/10/46	804,724	0.0

129,701,930	#,^	COMM 2015-PC1 Mortgage Trust, 0.935%, 07/10/50	5,684,784	0.2
3,805,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.236%, 12/10/49	3,809,294	0.1
901,355		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.025%, 11/25/35	520,106	0.0
57,998	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	57,944	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.466%, 05/15/36	974,766	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	899,770	0.0
642,500	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	665,638	0.0
3,703,705	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	3,407,652	0.1
2,440,000		DBJPM Mortgage Trust 16-C3 A5, 2.890%, 09/10/49	2,524,550	0.1
2,840,000	#	DBUBS 2011-LC2A D, 5.727%, 07/10/44	3,000,394	0.1
3,846,268		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 0.811%, 08/19/45	3,255,075	0.1
1,400,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 4.925%, 01/25/24	1,502,227	0.0
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.425%, 07/25/24	2,936,112	0.1
6,700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.525%, 07/25/24	6,715,624	0.2
2,890,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.425%, 11/25/24	3,126,766	0.1
1,625,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.525%, 11/25/24	1,743,744	0.1
4,320,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.525%, 05/25/25	4,497,862	0.1
5,400,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.525%, 07/25/25	5,769,725	0.2
2,100,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.825%, 02/25/25	2,203,074	0.1
700,000		Fannie Mae Connecticut Avenue Securities, 5.525%, 07/25/25	751,636	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

671,120	^	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/43	83,460	0.0
2,836,583	^	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/28	289,545	0.0
8,384,838	^	Fannie Mae REMIC Trust 2010-118 GS, 5.425%, 10/25/39	1,016,086	0.0
27,973,945	^	FHLMC Multifamily Structured Pass Through Certificates K010 X3, 4.790%, 11/25/44	4,780,940	0.1
1,129,376		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 0.825%, 12/25/36	589,809	0.0
1,129,376	^	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 6.175%, 12/25/36	354,507	0.0
1,163,691		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	900,570	0.0
25,000,000	^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	2,998,635	0.1
880,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2013-DN2 M2, 4.775%, 11/25/23	932,744	0.0
9,040,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.025%, 02/25/24	9,807,977	0.3
6,130,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.125%, 04/25/24	6,319,087	0.2
5,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.525%, 08/25/24	5,866,185	0.2
2,350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.075%, 10/25/24	2,495,299	0.1
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 4.625%, 08/25/24	1,167,793	0.0
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.275%, 10/25/24	1,851,015	0.1
4,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.225%, 04/25/28	4,463,057	0.1
2,840,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ2 M3, 3.775%, 05/25/25	2,934,127	0.1
5,365,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 5.325%, 05/25/28	5,749,584	0.2

2,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.075%, 07/25/28	2,311,971	0.1
6,500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.324%, 03/25/29	6,534,966	0.2
2,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.374%, 03/25/29	2,621,095	0.1
220,852,091	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	909,248	0.0
8,321,137	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.456%, 11/10/45	702,839	0.0
2,710,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	2,339,502	0.1
3,000,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	2,785,221	0.1
3,400,000	#	GS Mortgage Securities Trust 2010-C2, 5.357%, 12/10/43	3,429,876	0.1
30,175,393	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.643%, 05/10/45	2,401,134	0.1
45,339,021	^	GS Mortgage Securities Trust 2013-GC16 XA, 1.615%, 11/10/46	2,544,816	0.1
693,558		GSR Mortgage Loan Trust 2006-4F 2A2, 5.500%, 05/25/36	660,489	0.0
7,874		GSR Mortgage Loan Trust, 1.025%, 06/25/35	7,525	0.0
471,262		GSR Mortgage Loan Trust, 6.000%, 01/25/37	446,770	0.0
353,519		HomeBanc Mortgage Trust 2004-1 2A, 1.385%, 08/25/29	330,253	0.0
13,440,000	#	Hudson Yards 2016-10HY Mortgage Trust, 2.835%, 08/10/38	13,699,384	0.4
2,681,612		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.735%, 04/25/46	1,990,683	0.1
4,129,869		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 0.735%, 02/25/46	3,299,623	0.1
768,748	#	Jefferies Resecuritization Trust 2009-R6, 2.963%, 03/26/36	750,006	0.0
600,035		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	487,497	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.726%, 05/15/41	644,649	0.0
1,810,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,759,035	0.1

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

5,699,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	5,386,939	0.2
17,385,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.440%, 12/15/47	332,704	0.0
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.715%, 07/15/46	2,508,121	0.1
2,490,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	2,464,114	0.1
568,826	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.773%, 10/15/37	570,049	0.0
1,960,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	2,022,209	0.1
1,410,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,418,885	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.503%, 06/12/41	1,292,559	0.0
750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 C, 5.549%, 05/15/45	727,640	0.0
6,270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	6,315,361	0.2
1,353,347	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,367,753	0.0
35,881,549	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.837%, 06/15/45	2,212,230	0.1
41,894,397	^	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 XA, 0.690%, 01/15/46	541,033	0.0
8,540,000		JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 A4, 2.822%, 08/15/49	8,782,826	0.3
11,030,795	^	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 XA, 2.020%, 08/15/49	1,535,659	0.0
3,002,911		JP Morgan Mortgage Trust 2005-A4 B1, 2.953%, 07/25/35	2,556,995	0.1
2,659,657		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	2,296,307	0.1

37,983,808	^	JPMBB Commercial Mortgage Securities Trust 2013-C12, 0.895%, 07/15/45	1,051,327	0.0
21,007,756	^	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.395%, 04/15/47	826,655	0.0
1,677,073	^	JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.339%, 10/15/48	105,009	0.0
17,450,943	#,^	LB-UBS Commercial Mortgage Trust 2004-C1 XST, 1.000%, 01/15/36	9,319	0.0
1,089,398	#	LB-UBS Commercial Mortgage Trust 2004-C7 K, 5.342%, 10/15/36	1,102,441	0.0
913,962	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.828%, 02/15/40	917,652	0.0
1,860,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.928%, 02/15/40	1,876,854	0.1
174,956		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	182,985	0.0
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,774,645	0.1
1,130,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,122,740	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	1,906,164	0.1
5,000,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	5,095,411	0.2
756,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.080%, 06/15/38	755,075	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.080%, 06/15/38	2,086,786	0.1
16,487,596	#,^	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.905%, 11/15/38	3,911	0.0
3,490,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.322%, 07/15/40	3,487,000	0.1
2,034,009		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	1,703,355	0.1
22,074,699	^	Lehman Mortgage Trust 2006-7, 6.025%, 11/25/36	5,355,940	0.2
15,933,475	^	Lehman Mortgage Trust 2006-9, 6.095%, 01/25/37	3,799,444	0.1
2,173,410		Lehman XS Trust Series 2005-5N 1A2, 0.885%, 11/25/35	1,699,828	0.1
4,438,784		Lehman XS Trust Series 2006-14N 2A, 0.725%, 09/25/46	3,593,003	0.1
102,561		Merrill Lynch Mortgage Investors Trust Series 1997-C2 F, 6.250%, 12/10/29	102,476	0.0

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,550,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.838%, 08/15/45	1,580,433	0.0
48,816,756	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.299%, 12/15/47	2,860,652	0.1
4,251,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.064%, 10/15/42	4,263,350	0.1
2,800,000	#	Morgan Stanley Capital I Trust 2008-TOP29 D, 6.477%, 01/11/43	2,784,445	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.601%, 09/15/47	3,403,472	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.601%, 09/15/47	1,419,019	0.0
170,908	#	Morgan Stanley Capital I, Inc. 1999-WF1 M, 5.910%, 11/15/31	170,916	0.0
479,967	#	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.817%, 07/15/33	513,239	0.0
4,807,498	^	Morgan Stanley Mortgage Loan Trust 2006-1AR, 3.841%, 02/25/36	394,996	0.0
6,920,203		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	6,067,684	0.2
2,890,000	#	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	2,591,634	0.1
343,266		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	308,138	0.0
179,506		Structured Adjustable Rate Mortgage Loan Trust, 3.202%, 09/25/34	178,674	0.0
355,215		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 B, 6.010%, 05/15/43	354,783	0.0
5,370,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 C, 6.010%, 05/15/43	5,358,147	0.2
6,850,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 6.010%, 05/15/43	6,833,214	0.2
3,076,237		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 3.104%, 10/20/35	2,807,233	0.1
718,745		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.056%, 10/25/36	609,262	0.0
5,556,868		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.035%, 08/25/45	4,895,357	0.1
151,949,584		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.418%, 08/25/45	7,482,438	0.2

806,820	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.575%, 10/25/36	708,936	0.0
1,845,208	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.237%, 11/25/36	1,649,120	0.1
2,033,911	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.270%, 12/25/36	1,746,737	0.1
4,702,184	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.270%, 12/25/36	4,023,833	0.1
2,787,062	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.696%, 12/25/36	2,564,056	0.1
1,311,053	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.776%, 08/25/36	1,175,013	0.0
3,114,490	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.802%, 08/25/46	2,733,550	0.1
3,897,722	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.603%, 12/25/36	3,416,012	0.1
904,852	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.415%, 03/25/37	727,801	0.0
2,485,922	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.303%, 04/25/37	2,169,940	0.1
1,161,731	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.755%, 01/25/47	882,791	0.0
2,977,329	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.425%, 11/25/35	2,131,478	0.1
2,630,440	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,326,975	0.1
1,988,884	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	1,892,793	0.1
873,858	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	815,978	0.0
2,637,701	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.497%, 06/25/46	1,985,109	0.1

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

3,481,288		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.467%, 08/25/46	2,343,691	0.1
2,406,755		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.845%, 01/25/47	1,844,598	0.1
2,272,623		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.955%, 06/25/37	1,678,237	0.1
2,349,551		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,140,931	0.1
29,175,891	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.188%, 10/15/45	2,233,073	0.1
57,410,351	^	Wells Fargo Commercial Mortgage Trust 2014-LC16, 1.608%, 08/15/50	3,888,208	0.1
6,100,000		Wells Fargo Commercial Mortgage Trust 2015-P2, 3.541%, 12/15/48	6,609,276	0.2
21,622,305	^	Wells Fargo Commercial Mortgage Trust 2016-C33, 1.981%, 03/15/59	2,523,464	0.1
7,300,000		Wells Fargo Commercial Mortgage Trust 2016-C35 A3, 2.674%, 07/15/48	7,392,833	0.2
42,619,514	^	Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.172%, 07/15/48	6,023,011	0.2
1,097,038		Wells Fargo Mortgage Backed Securities 2006-AR4 Trust 2A4, 3.198%, 04/25/36	1,009,206	0.0
1,175,448		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.895%, 07/25/37	1,019,223	0.0
16,860,499	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.255%, 08/15/45	1,324,107	0.0
13,727,409	#,^	WFRBS Commercial Mortgage Trust 2012-C9, 2.282%, 11/15/45	1,110,751	0.0
27,186,678	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.528%, 03/15/48	1,614,579	0.1

	Total Collateralized Mortgage Obligations
	(Cost $506,067,196)		510,273,748	15.0

FOREIGN GOVERNMENT BONDS: 1.5%
5,935,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	6,475,085	0.2
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	393,750	0.0
1,968,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,825,320	0.1

200,000		Brazilian Government International Bond, 6.000%, 04/07/26	222,000	0.0
1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	1,049,787	0.1
760,000		Colombia Government International Bond, 8.125%, 05/21/24	1,007,950	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	345,625	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	487,000	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	306,460	0.0
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	319,500	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	294,300	0.0
300,000	#,L	Dominican Republic International Bond, 6.600%, 01/28/24	339,375	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	238,770	0.0
750,000		El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	774,375	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	232,290	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	267,107	0.0
383,000		Guatemala Government Bond, 8.125%, 10/06/34	517,050	0.0
156,000		Hungary Government International Bond, 5.375%, 02/21/23	179,162	0.0
416,000		Hungary Government International Bond, 7.625%, 03/29/41	653,714	0.0
1,500,000		Indonesia Government International Bond, 4.125%, 01/15/25	1,603,967	0.1
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	641,587	0.0
1,010,790		Ivory Coast Government International Bond, 5.750%, 12/31/32	996,487	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	580,500	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,130,500	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	654,780	0.0
955,000		Lebanon Government International Bond, 6.000%, 01/27/23	936,855	0.0
400,000		Mexico Government International Bond, 4.000%, 10/02/23	428,800	0.0

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

500,000		Morocco Government International Bond, 4.250%, 12/11/22	531,770	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	638,124	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/21	918,162	0.0
1,325,000		Panama Government International Bond, 3.875%, 03/17/28	1,437,625	0.1
693,000		Panama Government International Bond, 6.700%, 01/26/36	949,410	0.0
400,000		Pertamina Persero PT, 4.300%, 05/20/23	420,538	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/43	789,996	0.0
800,000	L	Perusahaan Listrik Negara PT, 5.500%, 11/22/21	892,592	0.0
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	486,850	0.0
550,000	L	Petroleos Mexicanos, 4.500%, 01/23/26	536,250	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/24	334,950	0.0
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,194,503	0.1
2,500,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	2,824,875	0.1
880,001		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	871,201	0.0
1,380,000		Poland Government International Bond, 3.250%, 04/06/26	1,464,145	0.1
712,500		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	716,063	0.0
600,000		Republic of Paraguay, 4.625%, 01/25/23	639,000	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	639,000	0.0
102,000		Romanian Government International Bond, 4.375%, 08/22/23	113,084	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	150,779	0.0
630,000	#	Serbia International Bond, 5.250%, 11/21/17	651,420	0.0
350,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	361,026	0.0
1,100,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	1,185,313	0.1
443,335		Tanzania Government International Bond, 7.250%, 03/09/20	464,393	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	974,876	0.0
800,000		Turkey Government International Bond, 4.875%, 10/09/26	816,096	0.0
800,000		Turkey Government International Bond, 6.000%, 01/14/41	858,044	0.0

200,000		Turkey Government International Bond, 6.250%, 09/26/22	220,000	0.0
2,083,000		Turkey Government International Bond, 7.375%, 02/05/25	2,469,142	0.1
2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	2,787,196	0.1
550,000		Uruguay Government International Bond, 4.375%, 10/27/27	594,687	0.0
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	359,368	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	441,232	0.0
475,000		Vietnam Government International Bond, 6.750%, 01/29/20	530,989	0.0
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	265,188	0.0

	Total Foreign Government Bonds
	(Cost $50,487,481)		52,429,983	1.5

ASSET-BACKED SECURITIES: 6.7%
		Automobile Asset-Backed Securities: 0.9%
1,550,000		AmeriCredit Automobile Receivables Trust 2013-4 D, 3.310%, 10/08/19	1,580,196	0.0
1,950,000		AmeriCredit Automobile Receivables Trust 2013-5 D, 2.860%, 12/09/19	1,985,643	0.1
1,600,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	1,619,040	0.0
1,280,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	1,294,262	0.0
400,000		CarMax Auto Owner Trust 2015-2 C, 2.390%, 03/15/21	406,126	0.0
1,960,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	1,981,307	0.1
1,890,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	1,916,649	0.1
820,000	#	MMCA Auto Owner Trust 2014-A C, 2.260%, 10/15/20	826,869	0.0
3,240,000	#	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	3,229,392	0.1
970,000		Santander Drive Auto Receivables Trust 2013-4 D, 3.920%, 01/15/20	996,884	0.0
3,480,000	#	Santander Drive Auto Receivables Trust 2013-A D, 3.780%, 10/15/19	3,568,500	0.1
2,270,000	#	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	2,343,258	0.1
5,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	5,210,999	0.2

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

1,940,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,961,544	0.1
			28,920,669	0.9

		Home Equity Asset-Backed Securities: 0.7%
4,995,453		Bear Stearns Asset Backed Securities I Trust 2006-HE9 3A, 0.665%, 11/25/36	4,467,347	0.1
9,296,835		Freddie Mac Structured Pass-Through Securities, 0.775%, 05/25/31	9,205,029	0.3
4,000,000		Home Equity Asset Trust 2007-3 2A3, 0.765%, 08/25/37	3,601,159	0.1
617,961	+	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.958%, 12/25/36	523,809	0.0
2,358,266		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 0.685%, 04/25/36	1,729,674	0.1
1,865,435		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1, 0.685%, 02/25/37	1,434,552	0.0
3,500,000		Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/35	3,368,959	0.1
36,259		Residential Asset Securities Corp., 1.125%, 06/25/32	29,725	0.0
			24,360,254	0.7

		Other Asset-Backed Securities: 5.1%
2,000,000	#	1776 CLO Ltd. 2006-1A D, 2.538%, 05/08/20	1,900,346	0.1
7,600,000	#	ALM VII Ltd. 2012-7A A1R, 2.314%, 10/15/28	7,600,000	0.2
2,930,000	#	ALM VIII Ltd. 2013-8A A1R, 2.343%, 10/15/28	2,930,000	0.1
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/52	1,066,754	0.0
1,113,757	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	–	–
1,076,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	1,194,227	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/45	1,386,135	0.0
7,033,417	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	–	–
3,500,000	#	Apidos Cinco CDO Ltd. 2007-12A C, 3.067%, 05/14/20	3,500,920	0.1
3,250,000	#	Atrium V 5A B, 1.501%, 07/20/20	3,203,255	0.1
650,000	#	Atrium V 5A D, 4.511%, 07/20/20	649,097	0.0
381,544	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	383,540	0.0
4,200,000	#	Blue Hill CLO 2013-1A A, 2.160%, 01/15/26	4,201,256	0.1

3,750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.547%, 03/17/21	3,727,736	0.1
2,380,160	#	Callidus Debt Partners Clo Fund VI Ltd. 6A A1T, 0.975%, 10/23/21	2,354,737	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd. 2006-9A B, 1.245%, 08/01/21	1,228,241	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 1.175%, 08/01/21	1,492,736	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 2.445%, 08/01/21	1,487,453	0.0
37,149		Chase Funding Trust Series 2003-5 2A2, 1.125%, 07/25/33	34,538	0.0
2,070,387	#	CIFC Funding 2006-2A B2L, 4.842%, 03/01/21	2,070,314	0.1
3,200,000	#	CIFC Funding 2006-I2A B1L, 2.442%, 03/01/21	3,156,995	0.1
2,556,456	#	CIFC Funding 2007-I Ltd., 4.707%, 05/10/21	2,536,534	0.1
6,000,000	#	Cornerstone CLO Ltd. 2007-1A C, 3.080%, 07/15/21	5,918,502	0.2
14,834		Countrywide Asset-Backed Certificates, 5.301%, 04/25/47	14,835	0.0
2,053,094	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,106,402	0.1
2,461,871	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	2,526,944	0.1
1,550,000	#	Earnest Student Loan Program 2016-B LLC, 4.810%, 09/25/36	1,584,758	0.0
1,150,000	#	Earnest Student Loan Program 2016-C B, 4.460%, 01/26/37	1,151,812	0.0
5,000,000		FFMLT Trust 2005-FF8 M2, 1.045%, 09/25/35	4,409,356	0.1
2,549,509	#	Fraser Sullivan CLO II Ltd. 2006-2A D, 2.357%, 12/20/20	2,546,508	0.1
2,750,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.357%, 12/20/20	2,713,871	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.088%, 04/19/21	1,443,878	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.007%, 05/01/22	2,104,288	0.1
1,962,963		GSAMP Trust 2006-HE6, 0.675%, 08/25/36	1,616,274	0.1
3,067,787	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	3,147,365	0.1
3,647,905	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	3,788,130	0.1
3,031,930	#	HERO Funding Trust 2016-2, 3.750%, 09/20/41	3,080,259	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.677%, 06/17/32	2,493,010	0.1

See Accompanying Notes to Financial Statements

32

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

2,000,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.165%, 10/25/20	1,987,558	0.1
1,495,350	#	Madison Park Funding IV Ltd., 4.466%, 03/22/21	1,466,344	0.0
3,250,000	#	Madison Park Funding Ltd. 2007-6A E, 5.971%, 07/26/21	3,251,300	0.1
1,500,000	#	Madison Park Funding Ltd., 3.971%, 07/26/21	1,500,413	0.0
1,250,000	#	Madison Park Funding V Ltd 2007-5A D, 4.325%, 02/26/21	1,225,514	0.0
9,550,000	#	Magnetite CLO Ltd. 2016-18A A, 2.263%, 11/15/28	9,550,000	0.3
1,096,539	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	1,103,735	0.0
1,399,435	#	Marketplace Loan Trust Series 2015-AV2, 4.000%, 10/15/21	1,405,558	0.0
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.715%, 03/25/20	5,501,639	0.2
2,000,000	#	Muir Grove CLO Ltd. 2007-1A C, 3.715%, 03/25/20	2,000,416	0.1
1,500,000	#	Ocean Trails CLO I 2006-1A B, 1.417%, 10/12/20	1,463,093	0.0
1,040,000		Popular ABS Mortgage Pass-Through Trust 2005-D, 4.184%, 01/25/36	1,035,871	0.0
4,000,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	3,992,521	0.1
4,000,000	#	Progress Residential 2015-SFR3 Trust, 4.327%, 11/12/32	4,202,372	0.1
3,986,149		SG Mortgage Securities Trust 2006-OPT2 A2, 0.665%, 10/25/36	3,357,347	0.1
2,000,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.246%, 04/20/21	1,988,014	0.1
2,152,274	#	Sofi Consumer Loan Program 2016-1 LLC, 3.260%, 08/25/25	2,174,851	0.1
1,500,000	#	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,514,448	0.0
2,591,674	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	2,639,315	0.1
3,620,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	3,667,052	0.1
7,320,000		Symphony CLO IX L.P., 2.303%, 10/16/28	7,320,000	0.2
5,740,000	#	Symphony CLO XIV Ltd. 2014 -14A A2, 2.153%, 07/14/26	5,742,290	0.2
3,450,000	#	Taco Bell Funding LLC, 3.832%, 05/25/46	3,507,980	0.1
2,000,000	#	Telos CLO 2006-1A D Ltd., 2.365%, 10/11/21	1,977,020	0.1
2,500,000	#	Telos CLO 2006-1A E Ltd., 4.915%, 10/11/21	2,503,340	0.1
550,000	#	Telos CLO 2007-2A D Ltd., 2.880%, 04/15/22	538,183	0.0

2,100,000	#	Trade MAPS 1 Ltd. 2013-1A C, 2.768%, 12/10/18	2,099,658	0.1
9,030,000		Wind River CLO Ltd. 2016-2A A, 2.363%, 10/27/28	9,030,000	0.3
			174,496,838	5.1

	Total Asset-Backed Securities
	(Cost $225,718,911)		227,777,761	6.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.2%
		Federal Home Loan Mortgage Corporation: 8.7%##
3,630,709	^	5.961%, due 06/15/36	622,536	0.0
1,790,121		2.500%, due 05/01/30	1,860,018	0.1
1,440,951		2.500%, due 05/01/30	1,498,371	0.0
2,244,636		2.500%, due 06/01/30	2,332,325	0.1
13,592,100	^	3.000%, due 02/15/33	1,671,892	0.1
4,875,215		3.000%, due 04/15/33	5,053,773	0.2
1,916,000		3.000%, due 08/15/40	1,965,836	0.1
3,397,218		3.000%, due 03/01/45	3,551,139	0.1
3,151,789		3.000%, due 03/01/45	3,306,252	0.1
8,219,372		3.000%, due 04/01/45	8,622,193	0.3
8,333,567		3.000%, due 04/01/45	8,711,143	0.3
11,575		3.023%, due 05/01/37	12,296	0.0
1,000,000		3.500%, due 09/15/39	1,061,567	0.0
4,662,355		3.500%, due 03/01/45	4,965,344	0.2
129,022		3.624%, due 03/15/38	134,184	0.0
1,027,739	^^	4.000%, due 01/15/36	1,006,250	0.0
1,993,104		4.000%, due 10/01/41	2,147,770	0.1
3,131,279		4.000%, due 12/01/41	3,374,895	0.1
6,871,246	^	4.000%, due 04/15/43	1,186,615	0.0
3,798,929		4.000%, due 08/01/44	4,082,557	0.1
2,771,989		4.000%, due 07/01/45	2,974,440	0.1
6,506,579		4.000%, due 09/01/45	6,981,786	0.2
20,863,437		4.000%, due 09/01/45	22,387,194	0.7
5,035,780		4.000%, due 09/01/45	5,412,651	0.2
3,343,921		4.000%, due 09/01/45	3,588,143	0.1
9,450,903		4.000%, due 09/01/45	10,158,168	0.3
15,301,223		4.000%, due 10/01/45	16,418,745	0.5
1,035,467		4.000%, due 11/01/45	1,111,092	0.0
6,948,615		4.000%, due 05/01/46	7,458,502	0.2
4,277,042		4.250%, due 05/15/44	5,039,944	0.2
5,741,096		4.250%, due 05/15/44	6,755,713	0.2
10,004,651		4.250%, due 06/15/44	11,532,653	0.3
25,000,000		4.500%, due 05/15/38	26,467,762	0.8
4,870,527	^	4.500%, due 12/15/40	550,251	0.0
1,559,966		4.500%, due 08/01/41	1,712,369	0.1
2,027,265		4.500%, due 09/01/41	2,221,228	0.1
1,921,103		4.500%, due 10/01/41	2,118,435	0.1
749,029		4.500%, due 01/15/42	826,983	0.0
3,706,688	^	4.500%, due 08/15/43	582,951	0.0
2,146,726		4.500%, due 03/01/44	2,370,428	0.1
91,495		5.000%, due 12/15/17	93,043	0.0
1,860,972		5.000%, due 08/15/34	2,058,234	0.1
666,087		5.000%, due 02/15/35	742,103	0.0
144,402		5.000%, due 02/15/35	148,777	0.0
517,896		5.000%, due 02/15/35	576,600	0.0
230,832		5.000%, due 01/01/41	256,712	0.0
2,406,616		5.000%, due 04/01/41	2,670,372	0.1
624,591	^	5.250%, due 03/15/33	693,568	0.0
1,126,612		5.399%, due 07/25/33	1,349,630	0.0
5,756,378	^	5.476%, due 05/15/36	465,784	0.0
3,679,034	^	5.476%, due 08/15/42	653,410	0.0
490,618		5.500%, due 11/15/22	521,470	0.0
629,845		5.500%, due 12/15/32	716,733	0.0
331,322		5.500%, due 09/15/34	377,299	0.0
10,045,917		5.500%, due 12/15/34	11,656,759	0.3
2,443,313		5.500%, due 02/15/36	2,774,706	0.1
1,210,107		5.500%, due 08/15/36	1,373,616	0.0

See Accompanying Notes to Financial Statements

33

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

819,280		5.500%, due 06/15/37	925,754	0.0
60,079		5.500%, due 07/01/37	68,209	0.0
1,252,560		5.500%, due 07/15/37	1,426,946	0.0
3,283,366		5.500%, due 11/01/38	3,731,411	0.1
2,742,449	^	5.526%, due 07/15/40	417,042	0.0
17,541,127	^	5.526%, due 01/15/41	2,308,589	0.1
12,513,112	^	5.576%, due 09/15/44	2,254,459	0.1
16,025,895	^	5.676%, due 03/15/43	3,132,655	0.1
6,157,988	^	5.926%, due 08/15/36	1,306,451	0.0
5,181		6.000%, due 12/01/28	5,914	0.0
19,589		6.000%, due 01/01/29	22,359	0.0
227,678		6.000%, due 01/15/29	264,750	0.0
247,937		6.000%, due 01/15/29	286,433	0.0
1,549,326		6.000%, due 04/15/29	1,797,012	0.1
285,844		6.000%, due 07/15/32	330,101	0.0
233,025	^	6.000%, due 04/15/33	53,263	0.0
1,442,876		6.000%, due 05/15/36	1,639,365	0.1
848,152		6.000%, due 07/15/36	982,785	0.0
1,108,852		6.000%, due 10/15/37	1,225,917	0.0
858,017		6.000%, due 11/15/37	951,013	0.0
2,938,924	^	6.026%, due 05/15/41	593,494	0.0
4,553,797	^	6.076%, due 09/15/34	423,507	0.0
1,571,398	^	6.176%, due 10/15/34	149,085	0.0
12,678,445	^	6.206%, due 10/15/35	2,697,970	0.1
10,469		6.500%, due 01/01/24	12,001	0.0
10,547		6.500%, due 12/01/31	12,429	0.0
999,769		6.500%, due 09/01/34	1,171,570	0.0
6,082		7.000%, due 11/01/31	6,322	0.0
6,484		7.000%, due 03/01/32	7,708	0.0
23,452,000	W	14.000%, due 10/01/44	24,371,757	0.7
18,880,000	W	22.000%, due 02/15/41	19,919,507	0.6
			293,460,988	8.7

		Federal National Mortgage Association: 9.6%##
58,383		0.491%, due 01/25/32	59,066	0.0
698,603		2.027%, due 06/25/33	726,679	0.0
2,946,522		2.500%, due 05/01/30	3,060,634	0.1
4,383,514		2.500%, due 06/01/30	4,545,912	0.1
6,703,884		2.500%, due 06/01/30	6,952,245	0.2
2,711,269		2.500%, due 07/01/30	2,811,714	0.1
3,019,000		2.500%, due 12/25/41	2,918,315	0.1
222,631		2.750%, due 07/01/35	235,836	0.0
3,806,070		3.000%, due 08/01/30	4,013,775	0.1
2,336,574		3.000%, due 09/01/30	2,466,145	0.1
5,041,436		3.000%, due 07/01/43	5,253,515	0.2
1,228,873		3.000%, due 09/01/43	1,280,419	0.0
16,791,988		3.000%, due 04/01/45	17,561,122	0.5
3,145,178		3.000%, due 08/01/46	3,289,014	0.1
2,186,012	^	3.500%, due 06/25/42	313,061	0.0
8,457,258	^	3.500%, due 06/25/42	1,067,576	0.0
9,405,771		3.500%, due 10/01/42	9,961,888	0.3
138,349	^	4.000%, due 11/25/18	3,998	0.0
3,918,728	^	4.000%, due 04/25/41	344,196	0.0
954,958		4.000%, due 03/01/42	1,027,643	0.0
2,200,000		4.000%, due 06/25/42	2,481,674	0.1
3,008,682		4.000%, due 07/01/42	3,233,650	0.1
3,321,546		4.000%, due 07/01/42	3,580,412	0.1
562,576		4.000%, due 07/01/42	606,473	0.0
3,141,522		4.000%, due 01/01/45	3,376,423	0.1
2,992,798		4.000%, due 03/01/45	3,216,578	0.1
28,056,509		4.000%, due 05/01/45	30,167,213	0.9
4,374,715		4.000%, due 06/01/45	4,736,467	0.2
3,429,180		4.250%, due 11/01/43	3,729,663	0.1
2,572,156		4.500%, due 10/25/34	2,827,365	0.1
3,928,473		4.500%, due 10/25/36	4,296,285	0.1
7,079,464		4.500%, due 11/01/40	7,768,899	0.2
431,627		4.500%, due 11/01/40	474,778	0.0
778,853		4.500%, due 11/01/40	859,028	0.0
7,554		4.500%, due 12/01/40	8,291	0.0
13,032		4.500%, due 12/01/40	14,374	0.0

13,829		4.500%, due 01/01/41	15,213	0.0
13,971		4.500%, due 01/01/41	15,334	0.0
1,165,218		4.500%, due 10/01/41	1,280,664	0.1
7,142,747		4.500%, due 10/25/41	8,413,132	0.3
242,672		5.000%, due 06/01/33	270,129	0.0
39,741		5.000%, due 09/01/33	44,362	0.0
1,686,834		5.000%, due 09/25/33	1,879,742	0.1
143,312		5.000%, due 11/01/33	161,096	0.0
48,763		5.000%, due 03/01/34	54,431	0.0
30,578		5.000%, due 03/01/34	34,369	0.0
57,473		5.000%, due 07/25/34	57,841	0.0
317,926		5.000%, due 02/01/35	354,608	0.0
6,487,451		5.000%, due 04/25/35	7,257,881	0.2
222,608		5.000%, due 06/01/35	248,467	0.0
12,604		5.000%, due 06/01/35	14,160	0.0
519,808		5.000%, due 07/01/35	584,159	0.0
125,762		5.000%, due 07/01/35	141,201	0.0
706,131		5.000%, due 08/01/35	786,309	0.0
1,146,666		5.000%, due 10/01/35	1,280,616	0.1
55,918		5.000%, due 10/01/35	62,171	0.0
593,068		5.000%, due 02/01/36	660,347	0.0
8,916		5.000%, due 03/01/36	9,924	0.0
114,865		5.000%, due 03/01/36	127,861	0.0
20,213		5.000%, due 05/01/36	22,514	0.0
12,398		5.000%, due 06/01/36	13,806	0.0
438,015		5.000%, due 07/01/36	492,270	0.0
596,285		5.000%, due 07/01/37	670,303	0.0
11,049,000		5.000%, due 06/25/40	12,962,656	0.4
339,053		5.000%, due 11/01/40	378,567	0.0
4,835,013		5.000%, due 04/25/41	5,528,850	0.2
157,161		5.000%, due 05/01/41	175,238	0.0
416,708		5.000%, due 06/01/41	464,584	0.0
769,124		5.000%, due 06/01/41	857,593	0.0
5,724		5.500%, due 02/01/18	5,839	0.0
2,338,013		5.500%, due 10/25/33	2,669,471	0.1
1,099,065		5.500%, due 02/25/34	1,252,893	0.0
2,346,895		5.500%, due 07/25/34	2,629,512	0.1
315,615		5.500%, due 08/25/34	326,462	0.0
314,847		5.500%, due 03/01/37	357,496	0.0
322,044		5.500%, due 06/01/39	367,652	0.0
3,125,357		5.500%, due 10/01/39	3,559,734	0.1
46,160,629	^	5.500%, due 03/25/45	9,873,805	0.3
13,131,267	^	5.545%, due 11/25/40	2,227,978	0.1
20,887,035		5.576%, due 02/25/49	23,006,181	0.7
2,723,915	^	5.625%, due 07/25/33	510,209	0.0
5,042,107	^	5.625%, due 11/25/39	936,278	0.0
13,846,569	^	5.625%, due 11/25/42	2,886,956	0.1
4,859,695	^	5.675%, due 10/25/32	839,367	0.0
16,206,657	^	5.675%, due 06/25/33	3,147,109	0.1
13,318,479	^	5.675%, due 10/25/42	2,871,887	0.1
11,908,261	^	5.675%, due 02/25/43	1,886,136	0.1
5,588,128	^	5.675%, due 08/25/43	1,085,924	0.0
15,532,080	^	5.725%, due 02/25/33	3,166,721	0.1
8,792,512	^	5.825%, due 03/25/38	1,679,347	0.1
8,039,834	^	5.875%, due 10/25/37	1,751,954	0.1
12,703,512	^	5.875%, due 05/25/40	2,471,436	0.1
3,633,356	^	5.925%, due 05/25/40	674,078	0.0
589		6.000%, due 11/01/17	595	0.0
3,917		6.000%, due 10/01/18	4,024	0.0
307,271		6.000%, due 07/25/29	346,499	0.0
241,783		6.000%, due 04/25/31	278,859	0.0
468,047	^	6.000%, due 08/25/33	108,872	0.0
137,479		6.000%, due 09/01/36	157,475	0.0
119,446		6.000%, due 02/25/37	130,760	0.0
643,465		6.000%, due 05/01/38	685,639	0.0
5,383,595	^	6.025%, due 04/25/39	1,115,693	0.0
5,574,696	^	6.025%, due 09/25/40	980,212	0.0
13,853,470	^	6.075%, due 04/25/31	1,872,910	0.1
4,289,339	^	6.075%, due 10/25/41	815,752	0.0
11,463,429	^	6.095%, due 06/25/40	1,674,757	0.1

See Accompanying Notes to Financial Statements

34

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

481,975	^	6.175%, due 08/25/26	69,068	0.0
3,477,253	^	6.175%, due 07/25/42	700,398	0.0
1,737,767	^	6.215%, due 01/25/37	339,023	0.0
6,339,242	^	6.225%, due 10/25/35	1,241,546	0.0
3,182		6.500%, due 02/01/28	3,667	0.0
676		6.500%, due 09/01/31	779	0.0
223		6.500%, due 09/01/31	257	0.0
23,303		6.500%, due 11/01/31	27,767	0.0
8,797		6.500%, due 04/01/32	10,141	0.0
5,015		6.500%, due 08/01/32	5,781	0.0
2,164		6.500%, due 08/01/32	2,494	0.0
12,208		6.500%, due 01/01/33	14,073	0.0
17,090		6.500%, due 02/01/33	19,692	0.0
13,152		7.000%, due 12/01/27	13,853	0.0
3,557		7.000%, due 10/01/31	4,028	0.0
4,585		7.000%, due 03/01/32	5,313	0.0
3,229,601	^	7.125%, due 07/25/33	716,219	0.0
461,968	^	7.154%, due 02/17/29	71,558	0.0
2,167		7.500%, due 09/01/30	2,686	0.0
1,994		7.500%, due 10/01/30	2,000	0.0
6,635		7.500%, due 09/01/31	8,308	0.0
18,767		7.500%, due 02/01/32	21,731	0.0
48,043		9.000%, due 10/25/33	48,172	0.0
36,986,000	W	14.000%, due 07/25/42	38,356,095	1.1
612,539		18.356%, due 08/25/32	709,283	0.0
2,061,000	W	19.000%, due 02/25/42	2,174,838	0.1
272,057		21.005%, due 01/25/35	329,222	0.0
5,450,000	W	26.000%, due 10/01/44	5,853,641	0.2
39,723		26.499%, due 02/25/34	49,098	0.0
352,383		30.824%, due 11/25/36	684,460	0.0
11,794,000	W	47.000%, due 03/15/27	12,388,998	0.4
			326,821,385	9.6

		Government National Mortgage Association: 3.9%
24,811,445		3.500%, due 07/20/46	26,407,083	0.8
24,264,000		3.500%, due 08/20/46	25,865,995	0.8
605,258		4.000%, due 11/20/40	651,514	0.0
455,112		4.000%, due 10/20/41	478,770	0.0
3,269,929		4.000%, due 03/20/46	3,545,167	0.1
5,162,955	^	4.500%, due 01/16/29	639,558	0.0
3,848,340		4.500%, due 05/16/39	4,251,813	0.1
1,959,119		4.500%, due 05/20/39	2,163,831	0.1
705,925		4.500%, due 10/15/39	788,385	0.0
546,180		4.500%, due 11/15/39	610,947	0.0
551,788		4.500%, due 11/15/39	612,551	0.0
166,590		4.500%, due 12/15/39	186,338	0.0
163,828		4.500%, due 08/20/41	179,542	0.0
2,363,509	^	4.500%, due 09/20/41	351,144	0.0
1,827,000		4.750%, due 05/20/39	2,007,825	0.1
9,115,553	^	4.820%, due 05/16/41	1,380,801	0.0
1,842,431	^	5.000%, due 04/20/40	633,261	0.0
10,672,943	^	5.068%, due 12/20/44	1,694,974	0.1
17,658,378	^	5.070%, due 04/16/44	3,052,199	0.1
830,668		5.140%, due 10/20/60	886,424	0.0
1,215,430		5.277%, due 10/20/60	1,295,565	0.0
3,621,808	^	5.318%, due 06/20/40	549,912	0.0
16,749,287	^	5.500%, due 11/20/43	3,522,752	0.1
663,389		5.500%, due 03/20/60	706,480	0.0
19,020,315	^	5.518%, due 07/20/39	3,248,440	0.1
22,875,995	^	5.570%, due 05/16/40	3,458,237	0.1
1,034,246	^	5.668%, due 06/20/38	85,348	0.0
2,315,192	^	5.668%, due 04/20/39	426,457	0.0
13,532,777	^	5.670%, due 12/16/39	1,830,430	0.1
7,435,660	^	5.768%, due 05/20/39	639,196	0.0
1,630,081	^	5.868%, due 04/20/38	263,248	0.0
874,068	^	5.970%, due 05/16/38	165,619	0.0
9,799,535		6.000%, due 05/20/39	12,752,628	0.4
2,328,757	^	6.018%, due 01/20/38	471,520	0.0
11,298,052	^	6.088%, due 08/20/40	2,612,470	0.1

4,643,086	^	6.120%, due 09/16/40	947,737	0.0
14,421,004	^	6.158%, due 08/20/39	2,101,641	0.1
21,789,199	^	6.168%, due 07/20/37	5,063,023	0.2
1,478,089	^	6.240%, due 02/16/35	303,108	0.0
28,914	^	7.720%, due 06/16/31	2,544	0.0
15,263,000	W	16.000%, due 05/20/45	15,990,377	0.5
			132,824,854	3.9

	Total U.S. Government Agency Obligations
	(Cost $734,138,247)		753,107,227	22.2

U.S. TREASURY OBLIGATIONS: 23.4%
		Treasury Inflation Indexed Protected Securities: 5.2%
168,283,525		0.625%, due 01/15/26	177,319,845	5.2

		U.S. Treasury Bonds: 4.9%
3,901,000		1.500%, due 08/15/26	3,865,953	0.1
154,568,000		2.500%, due 05/15/46	160,503,257	4.8
65,000		3.000%, due 11/15/45	74,415	0.0
			164,443,625	4.9

		U.S. Treasury Notes: 13.3%
39,172,000		0.750%, due 08/31/18	39,164,361	1.2
124,855,000		0.750%, due 09/30/18	124,820,915	3.7
98,973,000		0.875%, due 09/15/19	98,965,280	2.9
17,000		1.000%, due 12/31/17	17,061	0.0
24,227,000	L	1.125%, due 08/31/21	24,207,134	0.7
104,110,000		1.125%, due 09/30/21	103,975,802	3.1
246,000		1.375%, due 01/31/21	248,729	0.0
33,957,000		1.375%, due 08/31/23	33,864,162	1.0
25,625,000		1.375%, due 09/30/23	25,536,927	0.7
377,000		1.625%, due 02/15/26	377,987	0.0
699,000		1.750%, due 01/31/23	715,724	0.0
			451,894,082	13.3

	Total U.S. Treasury Obligations
	(Cost $792,938,146)		793,657,552	23.4

	Total Long-Term Investments
	(Cost $3,402,974,836)		3,469,840,349	102.2

SHORT-TERM INVESTMENTS: 1.9%
		Corporate Bonds/Notes: 0.1%
110,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	114,704	0.0
367,000		Discover Financial Services, 6.450%, 06/12/17	378,860	0.0
1,983,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	1,996,455	0.1
1,169,000		Southwestern Electric Power Co., 5.550%, 01/15/17	1,182,883	0.0
			3,672,902	0.1

See Accompanying Notes to Financial Statements

35

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

	Securities Lending Collateralcc: 1.2%
9,313,996	Bank of Nova Scotia, Repurchase Agreement dated 09/30/16, 0.47%, due 10/03/16 (Repurchase Amount $9,314,356, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $9,500,648, due 02/01/21-08/01/46)	9,313,996	0.3
9,313,996	Cantor Fitzgerald, Repurchase Agreement dated 09/30/16, 0.54%, due 10/03/16 (Repurchase Amount $9,314,409, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $9,500,276, due 11/01/16-07/20/66)	9,313,996	0.3
9,313,996	Daiwa Capital Markets, Repurchase Agreement dated 09/30/16, 0.52%, due 10/03/16 (Repurchase Amount $9,314,394, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $9,500,276, due 10/13/16-09/09/49)	9,313,996	0.3
1,960,376	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/30/16, 0.50%, due 10/03/16 (Repurchase Amount $1,960,457, collateralized by various U.S. Government Agency Obligations, 2.140%-6.000%, Market Value plus accrued interest $1,999,584, due 03/01/26-09/01/46)	1,960,376	0.0
9,314,000	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/16, 0.60%, due 10/03/16 (Repurchase Amount $9,314,459, collateralized by various U.S. Government Securities, 0.125%-3.375%, Market Value plus accrued interest $9,500,726, due 04/15/18-09/09/49)	9,314,000	0.3
		39,216,364	1.2

	Foreign Government Bonds: 0.0%
200,000	Pakistan Government International Bond, 6.875%, 06/01/17	203,995	0.0
948,000	Petroleos de Venezuela SA, 5.250%, 04/12/17	810,540	0.0
		1,014,535	0.0

Shares		Value	Percentage of Net Assets
		Federal National Mortgage Association: 0.0%
17,044	Fannie Mae""	17,238	0.0
445	Fannie Mae""	447	0.0
4	Fannie Mae""	4	0.0
	Total Federal National Mortgage Association
	(Cost $17,555)	17,689	0.0

		Mutual Funds: 0.6%
18,692,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%††
	(Cost $18,692,000)	18,692,000	0.6

	Total Short-Term Investments
	(Cost $62,652,191)	62,613,490	1.9

	Total Investments in Securities (Cost $3,465,627,027)	$3,532,453,839	104.1
	Liabilities in Excess of Other Assets	(139,637,641)	(4.1)
	Net Assets	$3,392,816,198	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at September 30, 2016.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

DKK	Danish Krone

See Accompanying Notes to Financial Statements

36

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

Cost for federal income tax purposes is $3,467,040,258.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$81,323,088
Gross Unrealized Depreciation	(15,909,507)

Net Unrealized Appreciation	$65,413,581

See Accompanying Notes to Financial Statements

37

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 44.0%
		Basic Materials: 0.8%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	588,066	0.4
160,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	159,876	0.1
329,000		PPG Industries, Inc., 2.300%, 11/15/19	334,619	0.3
			1,082,561	0.8

		Communications: 2.4%
395,000		Alibaba Group Holding Ltd, 1.625%, 11/28/17	396,001	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	337,300	0.3
500,000		AT&T, Inc., 1.750%, 01/15/18	502,625	0.4
550,000		AT&T, Inc., 2.300%, 03/11/19	559,527	0.4
257,000		British Telecommunications PLC, 5.950%, 01/15/18	271,962	0.2
140,000		Cisco Systems, Inc., 1.650%, 06/15/18	141,152	0.1
342,000		Comcast Corp., 6.300%, 11/15/17	361,096	0.3
140,000		eBay, Inc., 2.500%, 03/09/18	142,025	0.1
409,000		Verizon Communications, Inc., 2.625%, 02/21/20	420,982	0.3
			3,132,670	2.4

		Consumer, Cyclical: 4.2%
486,000		American Honda Finance Corp., 2.250%, 08/15/19	498,250	0.4
100,000		AutoZone, Inc., 1.625%, 04/21/19	100,388	0.1
195,000	#	BMW US Capital LLC, 1.450%, 09/13/19	195,162	0.2
190,000		CVS Health Corp., 2.250%, 08/12/19	193,791	0.1
260,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	258,664	0.2
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	566,681	0.4
250,000		Ford Motor Credit Co. LLC, 1.897%, 08/12/19	249,545	0.2
260,000		General Motors Financial Co., Inc., 2.400%, 05/09/19	261,093	0.2
176,000		Johnson Controls, Inc., 1.400%, 11/02/17	176,300	0.1
500,000		Lennar Corp., 4.750%, 12/15/17	515,000	0.4
350,000		McDonald's Corp., 2.100%, 12/07/18	355,519	0.3
250,000		Newell Rubbermaid, Inc., 2.600%, 03/29/19	255,839	0.2
210,000		PACCAR Financial Corp., 1.450%, 03/09/18	211,132	0.2
250,000		PACCAR Financial Corp., 1.750%, 08/14/18	252,841	0.2
480,000		Southwest Airlines Co., 2.650%, 11/05/20	493,630	0.4
314,000		Southwest Airlines Co., 2.750%, 11/06/19	324,372	0.2
251,000		Toyota Motor Credit Corp., 1.450%, 01/12/18	251,982	0.2
313,000		Whirlpool Corp., 1.650%, 11/01/17	314,031	0.2
			5,474,220	4.2

		Consumer, Non-cyclical: 9.9%
600,000		Abbott Laboratories, 2.000%, 03/15/20	610,855	0.5
249,000		AbbVie, Inc., 1.750%, 11/06/17	249,779	0.2
330,000		AbbVie, Inc., 1.800%, 05/14/18	331,517	0.3
345,000		Actavis Funding SCS, 2.350%, 03/12/18	348,656	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	502,168	0.4
364,000		Aetna, Inc., 1.900%, 06/07/19	367,304	0.3
650,000		Altria Group, Inc., 2.625%, 01/14/20	672,883	0.5
250,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	252,621	0.2
164,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	174,303	0.1
250,000		AstraZeneca PLC, 1.750%, 11/16/18	251,989	0.2
310,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	319,911	0.2
300,000	#	BAT International Finance PLC, 1.850%, 06/15/18	302,713	0.2
270,000		Baxalta, Inc., 2.000%, 06/22/18	270,773	0.2
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	332,728	0.3
276,000		Becton Dickinson and Co., 1.800%, 12/15/17	277,429	0.2
180,000		Cardinal Health, Inc., 1.950%, 06/15/18	181,771	0.1
260,000		Celgene Corp., 2.125%, 08/15/18	262,888	0.2
195,000		Eli Lilly & Co., 1.250%, 03/01/18	195,471	0.1
340,000		Gilead Sciences, Inc., 1.950%, 03/01/22	341,028	0.3
300,000		Hertz Corp., 6.750%, 04/15/19	306,972	0.2
440,000		JM Smucker Co., 1.750%, 03/15/18	442,812	0.3
520,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	525,361	0.4

See Accompanying Notes to Financial Statements

38

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

250,000		Kroger Co., 2.000%, 01/15/19	253,313	0.2
223,000		Medtronic, Inc., 2.500%, 03/15/20	230,741	0.2
260,000		Molson Coors Brewing Co., 1.450%, 07/15/19	259,403	0.2
267,000	#	Mylan NV, 2.500%, 06/07/19	269,526	0.2
220,000		PepsiCo, Inc., 1.250%, 04/30/18	220,521	0.2
261,000		Pfizer, Inc., 1.450%, 06/03/19	262,631	0.2
462,000		Philip Morris International, Inc., 1.250%, 11/09/17	462,351	0.4
240,000		Reynolds American, Inc., 2.300%, 06/12/18	243,463	0.2
550,000		Sanofi, 1.250%, 04/10/18	551,203	0.4
310,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/19	310,508	0.2
200,000		St Jude Medical, Inc., 2.800%, 09/15/20	206,361	0.2
160,000		St Jude Medical, Inc., 2.000%, 09/15/18	161,754	0.1
235,000		Stryker Corp., 2.000%, 03/08/19	238,083	0.2
300,000		Tenet Healthcare Corp., 6.250%, 11/01/18	321,750	0.2
205,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	204,660	0.2
183,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	185,136	0.1
303,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	303,926	0.2
160,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	161,727	0.1
245,000		Zimmer Biomet Holdings, Inc., 2.000%, 04/01/18	246,720	0.2
331,000		Zoetis, Inc., 1.875%, 02/01/18	332,143	0.3
			12,947,852	9.9

		Energy: 3.5%
135,000		BP Capital Markets PLC, 1.674%, 02/13/18	135,545	0.1
287,000		BP Capital Markets PLC, 2.521%, 01/15/20	294,928	0.2
390,000		Chevron Corp., 1.365%, 03/02/18	390,758	0.3
231,000		Chevron Corp., 1.790%, 11/16/18	233,454	0.2
170,000		Energy Transfer Partners L.P., 2.500%, 06/15/18	171,229	0.1
330,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	330,238	0.2
370,000		Exxon Mobil Corp., 1.708%, 03/01/19	374,059	0.3
357,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	357,585	0.3
370,000		Shell International Finance BV, 1.375%, 05/10/19	369,095	0.3
100,000		Shell International Finance BV, 1.375%, 09/12/19	99,739	0.1
219,000		Shell International Finance BV, 1.625%, 11/10/18	219,691	0.2
185,000		Shell International Finance BV, 1.750%, 09/12/21	184,123	0.1
170,000		Shell International Finance BV, 2.125%, 05/11/20	172,665	0.1
312,000		Statoil ASA, 1.250%, 11/09/17	311,862	0.2
201,000		Statoil ASA, 1.950%, 11/08/18	203,025	0.2
500,000		Tesoro Corp., 4.250%, 10/01/17	512,500	0.4
215,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	215,897	0.2
			4,576,393	3.5

		Financial: 17.5%
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	214,526	0.2
357,000		Air Lease Corp., 2.125%, 01/15/18	359,677	0.3
370,000		American Express Credit Corp., 1.800%, 07/31/18	372,241	0.3
260,000		Bank of America Corp., 1.950%, 05/12/18	261,535	0.2
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,122,895	0.9
260,000		Bank of Montreal, 1.800%, 07/31/18	261,995	0.2
230,000		Bank of Nova Scotia, 1.650%, 06/14/19	230,481	0.2
295,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	295,471	0.2
140,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	141,328	0.1
310,000	#	BNZ International Funding Ltd./London, 2.100%, 09/14/21	308,836	0.2
205,000		Canadian Imperial Bank of Commerce, 1.600%, 09/06/19	205,073	0.2
250,000		Capital One Financial Corp., 2.350%, 08/17/18	253,143	0.2
270,000		Capital One NA/Mclean VA, 1.850%, 09/13/19	270,155	0.2
385,000		Charles Schwab Corp., 1.500%, 03/10/18	386,468	0.3
200,000		Citigroup, Inc., 1.850%, 11/24/17	200,697	0.2
533,000		Citigroup, Inc., 2.050%, 12/07/18	537,297	0.4
258,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	257,943	0.2
315,000		Comerica, Inc., 2.125%, 05/23/19	317,877	0.2
395,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	394,670	0.3
360,000		Credit Suisse/New York NY, 1.700%, 04/27/18	360,346	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	501,767	0.4
150,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	152,319	0.1
220,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	219,957	0.2

See Accompanying Notes to Financial Statements

39

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

400,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	405,250	0.3
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	229,190	0.2
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	647,732	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	434,620	0.3
250,000		Huntington National Bank, 2.200%, 11/06/18	253,236	0.2
260,000	#	ING Bank NV, 1.650%, 08/15/19	259,861	0.2
350,000	#	ING Bank NV, 2.050%, 08/17/18	352,643	0.3
300,000	#	ING Bank NV, 2.700%, 08/17/20	308,394	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	443,163	0.3
515,000		JPMorgan Chase & Co., 1.700%, 03/01/18	516,655	0.4
250,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/19	254,784	0.2
313,000		KeyCorp, 2.300%, 12/13/18	318,067	0.2
103,000		Kilroy Realty L.P., 4.800%, 07/15/18	107,722	0.1
350,000		Lloyds Bank PLC, 1.750%, 05/14/18	351,106	0.3
400,000	L	Lloyds Bank PLC, 2.000%, 08/17/18	401,845	0.3
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	751,244	0.6
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	499,995	0.4
300,000	#	Metropolitan Life Global Funding I, 1.550%, 09/13/19	299,915	0.2
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/21	364,329	0.3
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	295,409	0.2
323,000		Morgan Stanley, 1.875%, 01/05/18	324,411	0.2
30,000		Morgan Stanley, 2.200%, 12/07/18	30,329	0.0
150,000	#	New York Life Global Funding, 1.550%, 11/02/18	150,809	0.1
310,000		PNC Bank NA, 1.450%, 07/29/19	310,120	0.2
580,000		PNC Bank NA, 2.400%, 10/18/19	593,994	0.5
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	333,925	0.3
418,000		Realty Income Corp., 2.000%, 01/31/18	420,921	0.3
320,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	322,697	0.2
350,000		Royal Bank of Canada, 1.800%, 07/30/18	352,477	0.3
430,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	435,608	0.3
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	368,405	0.3
265,000	#	Standard Chartered PLC, 2.100%, 08/19/19	265,058	0.2
303,000		State Street Corp., 1.350%, 05/15/18	303,252	0.2
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	679,518	0.5
170,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/21	174,841	0.1
223,000		SunTrust Banks, Inc., 2.500%, 05/01/19	228,058	0.2
345,000		Toronto-Dominion Bank, 1.450%, 09/06/18	345,159	0.3
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	605,193	0.5
590,000		Visa, Inc., 1.200%, 12/14/17	591,442	0.4
422,000		Wells Fargo & Co., 1.500%, 01/16/18	422,476	0.3
252,000		Welltower, Inc., 2.250%, 03/15/18	254,297	0.2
230,000		Westpac Banking Corp., 1.600%, 08/19/19	230,040	0.2
			22,864,887	17.5

		Industrial: 1.5%
420,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	429,098	0.3
260,000		Corning, Inc., 1.500%, 05/08/18	259,378	0.2
88,000		General Electric Capital Corp., 2.200%, 01/09/20	90,253	0.1
333,000		Ingersoll-Rand Global Holding Co. Ltd., 2.875%, 01/15/19	342,425	0.2
270,000		Lockheed Martin Corp., 1.850%, 11/23/18	273,365	0.2
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	371,341	0.3
240,000		United Technologies Corp., 1.778%, 05/04/18	241,394	0.2
			2,007,254	1.5

		Technology: 3.0%
365,000		Apple, Inc., 1.100%, 08/02/19	363,690	0.3
668,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	687,359	0.5
137,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	138,129	0.1
102,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	103,972	0.1
313,000		KLA-Tencor Corp., 2.375%, 11/01/17	315,199	0.2
240,000		Microsoft Corp., 1.100%, 08/08/19	239,317	0.2
850,000		Microsoft Corp., 1.300%, 11/03/18	854,374	0.7
155,000		Microsoft Corp., 1.550%, 08/08/21	154,444	0.1
375,000		NetApp Inc., 2.000%, 12/15/17	375,926	0.3

See Accompanying Notes to Financial Statements

40

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

550,000		Oracle Corp., 1.200%, 10/15/17	550,172	0.4
190,000		QUALCOMM, Inc., 1.400%, 05/18/18	190,343	0.1
			3,972,925	3.0

		Utilities: 1.2%
410,000		Black Hills Corp., 2.500%, 01/11/19	416,335	0.3
90,000		Dominion Resources, Inc./VA, 1.600%, 08/15/19	89,888	0.1
480,000		Duke Energy Corp., 1.800%, 09/01/21	478,029	0.4
130,000		NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	130,549	0.1
190,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	193,119	0.1
260,000		Southern Power Co., 1.500%, 06/01/18	260,380	0.2
			1,568,300	1.2

	Total Corporate Bonds/Notes
	(Cost $57,083,782)		57,627,062	44.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.3%
228,448	#	Americold LLC Trust, 2.028%, 01/14/29	228,665	0.2
188,734		Banc of America Commercial Mortgage Trust 2007-1 A1A, 5.428%, 01/15/49	189,787	0.1
249,469		Banc of America Commercial Mortgage Trust 2007-1 A4, 5.451%, 01/15/49	250,480	0.2
32,904		Banc of America Commercial Mortgage Trust 2007-3, 5.723%, 06/10/49	33,398	0.0
111,845		Banc of America Commercial Mortgage Trust 2007-4 A4, 5.938%, 02/10/51	114,128	0.1
36,576		Banc of America Commercial Mortgage, Inc., 5.723%, 06/10/49	37,024	0.0
197,541	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.815%, 02/24/51	198,803	0.2
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.723%, 06/10/49	481,671	0.4
350,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	351,799	0.3
946,805		Bear Stearns Commercial Mortgage Securities, 5.471%, 01/12/45	955,560	0.7
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.320%, 11/15/44	432,470	0.3
230,000		CD 2007-CD5 Mortgage Trust, 6.320%, 11/15/44	230,945	0.2
626,915		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.900%, 12/10/49	638,628	0.5
650,000		Citigroup Commercial Mortgage Trust, 5.900%, 12/10/49	661,883	0.5
640,000		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	641,346	0.5
467,900		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	467,842	0.4
401,234		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	404,552	0.3
520,544	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	524,255	0.4
227,308	#	Commercial Mortgage Trust 2004-GG1 F, 6.572%, 06/10/36	229,358	0.2
429,537		Commercial Mortgage Trust, 5.289%, 12/11/49	432,389	0.3
500,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1, 5.415%, 02/25/21	498,805	0.4
335,000	#	Credit Suisse Commercial Mortgage Trust Series 2009-RR3 A5A, 5.342%, 12/15/43	334,907	0.3
7,838	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	7,830	0.0
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	619,445	0.5
169,476	#	CSMC Series 2009-RR1, 5.383%, 02/15/40	169,531	0.1
520,000	#	DBRR 2011-C32 Trust, 5.889%, 06/17/49	526,104	0.4
117,519		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/41	119,840	0.1
250,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	247,401	0.2
477,259		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10 B, 5.021%, 01/12/37	491,511	0.4
135,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	139,285	0.1
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	271,953	0.2

See Accompanying Notes to Financial Statements

41

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

150,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	148,279	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.774%, 04/15/27	370,363	0.3
84,436		JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	85,072	0.1
357,493		JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, 02/15/51	365,365	0.3
211,634		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.287%, 04/15/41	220,892	0.2
66,225		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 08/12/48	66,551	0.0
182,642		ML-CFC Commercial Mortgage Trust 2007-9, 5.700%, 09/12/49	188,265	0.1
472,754		Morgan Stanley Capital I Trust 2007-IQ13 A4, 5.364%, 03/15/44	475,659	0.4
28,134		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	28,208	0.0
262,571	#	Morgan Stanley Re-REMIC Trust 2010-GG10, 5.988%, 08/15/45	265,449	0.2
171,776	#	Morgan Stanley Reremic Trust, 5.988%, 08/12/45	173,658	0.1
51,655	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	51,640	0.0
390,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4, 5.483%, 08/15/39	394,328	0.3
62,210		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	62,159	0.0
710,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	714,588	0.5
273,015		Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 2.853%, 02/25/34	277,975	0.2

	Total Collateralized Mortgage Obligations
	(Cost $15,137,037)		14,820,046	11.3

U.S. TREASURY OBLIGATIONS: 14.1%
		U.S. Treasury Bonds: 0.3%
60,000	L	1.500%, due 08/15/26	59,461	0.0
389,000		2.500%, due 05/15/46	403,937	0.3
			463,398	0.3

		U.S. Treasury Notes: 13.8%
1,778,000		0.750%, due 08/31/18	1,777,653	1.4
11,212,000		0.750%, due 09/30/18	11,208,939	8.5
3,913,000		0.875%, due 09/15/19	3,912,695	3.0
146,000		1.125%, due 08/31/21	145,880	0.1
1,013,000		1.375%, due 08/31/23	1,010,231	0.8
			18,055,398	13.8

	Total U.S. Treasury Obligations
	(Cost $18,522,318)		18,518,796	14.1

ASSET-BACKED SECURITIES: 8.8%
		Automobile Asset-Backed Securities: 3.3%
90,000		BMW Vehicle Lease Trust 2015-2, 1.550%, 02/20/19	90,171	0.1
370,000		Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	371,664	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	350,945	0.3
250,000		CarMax Auto Owner Trust 2014-4 A4, 1.810%, 07/15/20	252,765	0.2
100,000		CarMax Auto Owner Trust 2016-2, 1.520%, 02/16/21	100,676	0.1
190,000		GM Financial Automobile Leasing Trust 2015-3, 1.810%, 11/20/19	191,121	0.1
250,000		GM Financial Automobile Leasing Trust 2016-2, 1.760%, 03/20/20	250,483	0.2
480,000		Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	483,870	0.4
300,000	#	Hyundai Auto Lease Securitization Trust 2016-B, 1.680%, 04/15/20	301,383	0.2
150,000	#	Hyundai Auto Lease Securitization Trust 2016-C, 1.650%, 07/15/20	150,161	0.1
350,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	350,233	0.3
200,000		Nissan Auto Lease Trust 2016-A, 1.650%, 10/15/21	200,860	0.1
100,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	100,147	0.1
180,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	180,111	0.1
300,470		Smart Trust, 1.050%, 10/14/18	300,214	0.2
160,000		Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	160,809	0.1
100,000		USAA Auto Owner Trust 2015-1 A4, 1.540%, 11/16/20	100,702	0.1
110,000		World Omni Auto Receivables Trust 2015-B, 1.840%, 01/17/22	111,598	0.1
250,000		World Omni Auto Receivables Trust 2016-B A4, 1.480%, 11/15/22	250,190	0.2
			4,298,103	3.3

		Credit Card Asset-Backed Securities: 1.9%
450,000		Cabela's Credit Card Master Note Trust, 1.780%, 06/15/22	451,303	0.3

See Accompanying Notes to Financial Statements

42

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

300,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	299,758	0.2
200,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	200,115	0.1
300,000		Chase Issuance Trust, 1.370%, 06/15/21	301,057	0.2
210,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	214,881	0.2
170,000		Discover Card Execution Note Trust, 0.954%, 07/15/21	170,792	0.1
200,000		Discover Card Execution Note Trust, 1.450%, 03/15/21	201,203	0.2
230,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	235,041	0.2
210,000		Synchrony Credit Card Master Note Trust 2014-1 A, 1.600%, 04/15/21	211,031	0.2
280,000		Synchrony Credit Card Master Note Trust 2016-1 A, 2.040%, 03/15/22	284,307	0.2
			2,569,488	1.9

		Home Equity Asset-Backed Securities: 0.1%
85,043		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	85,890	0.1

		Other Asset-Backed Securities: 3.5%
500,000	#	Apidos Cinco CDO Ltd. 2007-12A C, 3.067%, 05/14/20	500,131	0.4
250,000	#	Atrium V 5A D, 4.511%, 07/20/20	249,653	0.2
120,371	#	CIFC Funding 2006-2A B2L, 4.842%, 03/01/21	120,367	0.1
400,000	#	CIFC Funding 2006-I2A B1L, 2.442%, 03/01/21	394,624	0.3
241,175	#	CIFC Funding 2007-I Ltd., 4.707%, 05/10/21	239,296	0.2
500,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.357%, 12/20/20	493,431	0.4
300,000	#	GoldenTree Loan Opportunities IV Ltd., 5.051%, 08/18/22	300,263	0.2
65,570	#	GSAMP Trust 2005-SEA2, 0.875%, 01/25/45	65,156	0.0
500,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.165%, 10/25/20	496,890	0.4
250,000	#	Madison Park Funding Ltd. 2007-6A E, 5.971%, 07/26/21	250,100	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.715%, 03/25/20	500,149	0.4
1,000,000	# Muir Grove CLO Ltd. 2007-1A C, 3.715%, 03/25/20	1,000,208	0.7
		4,610,268	3.5

	Total Asset-Backed Securities
	(Cost $11,520,261)	11,563,749	8.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.7%
		Federal Home Loan Mortgage Corporation: 2.1%##
645,572	5.000%, due 07/15/39	697,263	0.5
68,132	5.500%, due 01/01/37	76,449	0.1
184,172	5.500%, due 08/01/38	207,831	0.2
18,324	5.500%, due 10/01/38	20,561	0.0
25,374	5.500%, due 10/01/38	28,583	0.0
486,749	5.500%, due 11/01/38	553,170	0.4
366,754	5.500%, due 02/01/39	411,633	0.3
701,259	6.000%, due 12/15/28	812,116	0.6
		2,807,606	2.1

		Federal National Mortgage Association: 2.3%##
143,671	3.000%, due 12/25/39	146,017	0.1
359,644	3.000%, due 04/25/40	371,037	0.3
386,508	3.000%, due 05/25/40	401,100	0.3
73,611	4.000%, due 10/25/50	74,454	0.1
246,858	4.500%, due 10/25/40	259,993	0.2
441,338	5.000%, due 01/01/23	471,459	0.4
900,000	5.000%, due 07/25/24	938,522	0.7
271,190	5.000%, due 07/01/34	304,841	0.2
		2,967,423	2.3

		Government National Mortgage Association: 2.3%
635,199	1.144%, due 11/20/65	633,298	0.5
219,704	2.000%, due 05/16/49	219,414	0.2
99,366	2.066%, due 07/16/48	99,014	0.1
512,695	2.500%, due 12/20/39	526,400	0.4
98,375	2.500%, due 09/16/56	99,936	0.1
313,391	4.397%, due 05/16/51	341,864	0.2
930,569	7.124%, due 04/20/39	1,077,419	0.8
		2,997,345	2.3

	Total U.S. Government Agency Obligations
	(Cost $8,647,173)	8,772,374	6.7

	Total Long-Term Investments
	(Cost $110,910,571)	111,302,027	84.9

SHORT-TERM INVESTMENTS: 16.2%
		Corporate Bonds/Notes: 12.5%
280,000	Chubb INA Holdings, Inc., 5.700%, 02/15/17	284,614	0.2
500,000	Ally Financial, Inc., 5.500%, 02/15/17	506,707	0.4
191,000	American Express Credit Corp., 1.550%, 09/22/17	191,284	0.1
193,000	American Honda Finance Corp., 1.200%, 07/14/17	192,851	0.2
521,000	AmerisourceBergen Corp., 1.150%, 05/15/17	520,742	0.4
339,000	# Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	339,381	0.3
900,000	BB&T Corp., 1.600%, 08/15/17	903,084	0.7
329,000	Beam, Inc., 1.875%, 05/15/17	330,533	0.3

See Accompanying Notes to Financial Statements

43

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

253,000		Becton Dickinson and Co., 1.450%, 05/15/17	253,455	0.2
342,000		BPCE SA, 1.625%, 02/10/17	342,591	0.3
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	525,937	0.4
500,000		CIT Group, Inc., 5.000%, 05/15/17	510,000	0.4
630,000		Compass Bank, 1.850%, 09/29/17	629,373	0.5
446,000		Credit Suisse/New York NY, 1.375%, 05/26/17	445,555	0.3
417,000		Diageo Capital PLC, 1.500%, 05/11/17	418,245	0.3
414,000		eBay, Inc., 1.350%, 07/15/17	414,569	0.3
200,000		Express Scripts Holding Co., 1.250%, 06/02/17	200,088	0.2
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	435,407	0.3
314,000		Hess Corp., 1.300%, 06/15/17	314,003	0.2
204,000		The Kroger Co., 6.400%, 08/15/17	213,330	0.2
254,000		L-3 Communications Corp., 1.500%, 05/28/17	254,283	0.2
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	579,132	0.4
303,000		McKesson Corp., 1.292%, 03/10/17	303,272	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	288,890	0.2
580,000		Monsanto Co., 1.150%, 06/30/17	577,891	0.4
397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	397,130	0.3
210,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	210,414	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	557,959	0.4
637,000		Santander UK PLC, 1.650%, 09/29/17	637,596	0.5
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	520,000	0.4
294,000		Southern California Edison Co., 1.125%, 05/01/17	293,983	0.2
406,000		Southern Co., 1.300%, 08/15/17	406,362	0.3
300,000		Sprint Nextel Corp., 6.000%, 12/01/16	301,875	0.2
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	255,690	0.2
250,000		Total Capital International SA, 1.550%, 06/28/17	250,736	0.2
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	342,013	0.3
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	250,362	0.2
189,000		Valspar Corp./The, 6.050%, 05/01/17	194,292	0.2
261,000		Vodafone Group PLC, 5.625%, 02/27/17	265,368	0.2
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	286,580	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	646,836	0.5
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	359,100	0.3
179,000		Xerox Corp., 2.950%, 03/15/17	180,078	0.1
			16,331,591	12.5

		Securities Lending Collateralcc: 0.4%
24,810		Cantor Fitzgerald, Repurchase Agreement dated 09/30/16, 0.54%, due 10/03/16 (Repurchase Amount $24,811, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $25,306, due 11/01/16-07/20/66)	24,810	0.0
451,000		State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/16, 0.60%, due 10/03/16 (Repurchase Amount $451,022, collateralized by various U.S. Government Securities, 0.125%-3.375%, Market Value plus accrued interest $460,042, due 04/15/18-09/09/49)	451,000	0.4
			475,810	0.4

		U.S. Treasury Notes: 1.0%
1,310,000		United States Treasury Note, 0.500%, 02/28/17
		(Cost $1,310,085)	1,310,828	1.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.3%
3,070,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%††
	(Cost $3,070,000)	3,070,000	2.3

	Total Short-Term Investments
	(Cost $21,153,177)	21,188,229	16.2

	Total Investments in Securities (Cost $132,063,747)	$132,490,256	101.1
	Liabilities in Excess of Other Assets	(1,478,744)	(1.1)
	Net Assets	$131,011,512	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2016.

See Accompanying Notes to Financial Statements

44

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at September 30, 2016.

Cost for federal income tax purposes is $132,064,230.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$815,150
Gross Unrealized Depreciation	(389,124)

Net Unrealized Appreciation	$426,026

See Accompanying Notes to Financial Statements

45

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.8%
		Communications: 2.1%
290,000		AT&T, Inc., 3.400%, 05/15/25	298,658	0.3
278,000		CBS Corp., 4.000%, 01/15/26	295,586	0.3
150,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	159,375	0.1
273,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	295,166	0.2
150,000		Lamar Media Corp., 5.375%, 01/15/24	158,625	0.1
150,000		Netflix, Inc., 5.875%, 02/15/25	163,125	0.1
200,000	#	Numericable Group SA, 6.250%, 05/15/24	199,440	0.2
150,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	160,312	0.1
150,000		Sprint Corp., 7.125%, 06/15/24	147,000	0.1
259,000		Time Warner Cable LLC, 5.000%, 02/01/20	281,087	0.2
150,000		T-Mobile USA, Inc., 6.836%, 04/28/23	161,812	0.1
150,000	#	Univision Communications, Inc., 5.125%, 02/15/25	151,500	0.1
249,000		Verizon Communications, Inc., 5.150%, 09/15/23	290,234	0.2
			2,761,920	2.1

		Consumer, Cyclical: 1.4%
150,000		AMC Entertainment, Inc., 5.750%, 06/15/25	152,250	0.1
150,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	159,000	0.1
239,000		CVS Health Corp., 3.875%, 07/20/25	260,804	0.2
150,000		Dollar Tree, Inc., 5.750%, 03/01/23	162,187	0.2
200,000	L	Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	206,500	0.2
150,000	#	Hot Topic, Inc., 9.250%, 06/15/21	159,750	0.1
150,000	L	MGM Resorts International, 6.000%, 03/15/23	163,125	0.2
150,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	155,813	0.1
150,000	#	PetSmart, Inc., 7.125%, 03/15/23	157,875	0.1
150,000		Ryland Group, Inc., 5.375%, 10/01/22	157,125	0.1
			1,734,429	1.4

		Consumer, Non-cyclical: 1.9%
277,000		Actavis Funding SCS, 3.000%, 03/12/20	285,786	0.2
280,000		Celgene Corp., 3.250%, 08/15/22	294,296	0.3
150,000		HCA, Inc., 5.375%, 02/01/25	155,063	0.1
150,000		HealthSouth Corp., 5.750%, 11/01/24	156,093	0.1
150,000		Hertz Corp., 7.375%, 01/15/21	156,240	0.1
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	285,254	0.2
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	283,453	0.2
150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	172,406	0.2
263,000		Reynolds American, Inc., 4.450%, 06/12/25	294,120	0.2
150,000		Tenet Healthcare Corp., 6.750%, 06/15/23	139,875	0.1
150,000		United Rentals North America, Inc., 6.125%, 06/15/23	158,250	0.1
150,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	129,000	0.1
			2,509,836	1.9

		Energy: 0.1%
150,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	156,938	0.1

		Financial: 4.4%
150,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.625%, 10/30/20	157,875	0.1
150,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	147,000	0.1
327,000		Bank of America Corp., 2.625%, 10/19/20	334,041	0.3
409,000	#	BPCE SA, 4.500%, 03/15/25	413,767	0.3
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/26	301,434	0.3
150,000		CIT Group, Inc., 5.000%, 08/15/22	159,750	0.1
280,000		Citigroup, Inc., 2.650%, 10/26/20	286,309	0.2
150,000		Equinix, Inc., 5.750%, 01/01/25	160,125	0.1
150,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	150,562	0.1

See Accompanying Notes to Financial Statements

46

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/25	436,836	0.4
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	294,342	0.2
281,000		HCP, Inc., 4.000%, 06/01/25	289,209	0.2
200,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	216,174	0.2
150,000		Iron Mountain, Inc., 5.750%, 08/15/24	154,875	0.1
277,000		JPMorgan Chase & Co., 4.250%, 10/01/27	298,841	0.2
184,000		JPMorgan Chase & Co., 6.125%, 12/29/49	194,867	0.2
400,000	#	Lloyds Banking Group PLC, 4.582%, 12/10/25	410,768	0.3
86,000		M&T Bank Corp., 6.450%, 12/29/49	96,982	0.1
268,000		Morgan Stanley, 4.000%, 07/23/25	288,901	0.2
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	205,089	0.2
89,000		Wells Fargo & Co., 5.900%, 12/29/49	92,338	0.1
269,000		Wells Fargo & Co., 4.300%, 07/22/27	290,486	0.2
280,000		XLIT Ltd., 4.450%, 03/31/25	284,874	0.2
			5,665,445	4.4

		Industrial: 0.5%
150,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	161,250	0.1
200,000		Lockheed Martin Corp., 3.550%, 01/15/26	216,668	0.2
150,000	#	Multi-Color Corp., 6.125%, 12/01/22	158,250	0.1
150,000	#	Sealed Air Corp., 5.500%, 09/15/25	161,250	0.1
			697,418	0.5

		Technology: 0.3%
150,000	#	First Data Corp., 7.000%, 12/01/23	159,000	0.1
150,000		NCR Corp., 6.375%, 12/15/23	159,375	0.2
			318,375	0.3

		Utilities: 0.1%
150,000		NRG Energy, Inc., 6.250%, 07/15/22	153,000	0.1

	Total Corporate Bonds/Notes
	(Cost $13,379,199)		13,997,361	10.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 33.4%
870,592		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.255%, 05/25/36	811,218	0.6
253,897		Alternative Loan Trust 2005-10CB 1A1, 1.025%, 05/25/35	203,841	0.2
1,012,885		Alternative Loan Trust 2005-10CB, 0.975%, 05/25/35	810,730	0.6
1,056,164		Alternative Loan Trust 2005-23CB, 5.500%, 07/25/35	1,004,008	0.8
334,771		Alternative Loan Trust 2005-51 3A2A, 1.797%, 11/20/35	293,657	0.2
113,853		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	104,937	0.1
511,340		Alternative Loan Trust 2005-J2 1A12, 0.925%, 04/25/35	420,283	0.3
58,923		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	46,754	0.0
1,212,512		Alternative Loan Trust 2006-18CB, 0.925%, 07/25/36	735,573	0.6
293,744		Alternative Loan Trust 2006-19CB A12, 0.925%, 08/25/36	183,033	0.1
1,243,943		Alternative Loan Trust 2006-19CB, 1.125%, 08/25/36	792,289	0.6
961,668		Alternative Loan Trust 2006-HY11 A1, 0.645%, 06/25/36	757,556	0.6
308,330		Alternative Loan Trust 2007-2CB 2A1, 1.125%, 03/25/37	183,687	0.1
604,392		Alternative Loan Trust 2007-HY8C, 0.685%, 09/25/47	480,447	0.4
152,436		American Home Mortgage Assets Trust 2006-3 2A11, 1.447%, 10/25/46	107,799	0.1
234,147	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	235,391	0.2
15,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.723%, 06/10/49	15,052	0.0
1,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.005%, 02/10/51	1,023,187	0.8
22,071		Banc of America Mortgage 2005-J Trust 2A4, 2.954%, 11/25/35	20,486	0.0
210,451	#	Banc of America Re-REMIC Trust 2010-UBER5 A4A, 5.679%, 02/17/51	212,355	0.2
429,106		Bear Stearns ALT-A Trust 2006-6 31A1, 3.072%, 11/25/36	325,757	0.2
1,161,219		Bear Stearns ALT-A Trust 2006-6 32A1, 3.086%, 11/25/36	855,988	0.7
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10, 5.793%, 12/11/40	526,611	0.4

See Accompanying Notes to Financial Statements

47

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

25,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 6.083%, 06/11/50	25,137	0.0
363,839		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 2.966%, 01/26/36	289,770	0.2
70,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.825%, 07/25/25	70,416	0.0
14,660,000	#,^	CD 2016-CD1 Mortgage Trust, 0.818%, 08/10/49	883,519	0.7
8,395,555	^	CD 2016-CD1 Mortgage Trust, 1.582%, 08/10/49	878,229	0.7
80,983		Chase Mortgage Finance Trust Series 2006-A1, 3.052%, 09/25/36	72,812	0.1
171,754		CHL Mortgage Pass-Through Trust 2004-22 A3, 2.725%, 11/25/34	163,680	0.1
318,581		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 2.963%, 03/25/36	292,972	0.2
234,007		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 3.043%, 08/25/35	218,388	0.2
163,562		Citigroup Mortgage Loan Trust, 4.240%, 11/25/36	141,987	0.1
7,778,277	#,^	COMM 2012 - LTRT XA, 1.038%, 10/05/30	353,462	0.3
4,887,360	^	COMM 2012-CR1 XA, 2.206%, 05/15/45	378,414	0.3
1,121,989	^	COMM 2012-CR4 XA, 2.064%, 10/15/45	84,927	0.1
2,293,259	^	COMM 2013-LC6 XA, 1.856%, 01/10/46	135,690	0.1
12,733,042	^	COMM 2014-UBS2 XA Mortgage Trust, 1.563%, 03/10/47	863,068	0.7
10,440,208	^	Commercial Mortgage Pass Through Certificates 2012-CR3 XA, 2.078%, 11/15/45	863,442	0.7
43,713		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.025%, 11/25/35	25,223	0.0
10,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	8,998	0.0
10,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,360	0.0
1,052,430		Deutsche ALT-A Securities, Inc. ALT, 0.825%, 04/25/37	559,175	0.4
269,035	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.056%, 06/27/37	266,428	0.2
60,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.425%, 07/25/24	60,331	0.0
190,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.425%, 11/25/24	205,566	0.2
375,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.525%, 11/25/24	402,403	0.3
130,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.525%, 05/25/25	135,352	0.1
120,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.825%, 02/25/25	125,890	0.1
11,259,008	^	FHLMC Multifamily Structured Pass Through Certificates K019 X1, 1.837%, 03/25/22	855,235	0.7
141,015		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	109,130	0.1
203,197,429	#,^	Freddie Mac 2014-K714 X2B, 0.100%, 01/25/47	726,797	0.6
1,376,626	^	Freddie Mac Series 3049 PI, 6.126%, 10/15/35	253,254	0.2
100,000	^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	11,995	0.0
2,829,035	^	Freddie Mac Series K704 X1, 2.118%, 08/25/18	80,123	0.1
120,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN2 M3, 4.125%, 04/25/24	123,702	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.275%, 10/25/24	106,995	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.324%, 03/25/29	100,538	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.374%, 03/25/29	201,623	0.2
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.225%, 03/25/28	533,708	0.4
739,121	#,^	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	3,043	0.0
6,580		HomeBanc Mortgage Trust 2004-1 2A, 1.385%, 08/25/29	6,147	0.0
101,698		HomeBanc Mortgage Trust 2005-3 A2, 0.835%, 07/25/35	98,457	0.1

See Accompanying Notes to Financial Statements

48

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

132,003		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.735%, 04/25/46	97,992	0.1
468,961		JP Morgan Alternative Loan Trust, 0.795%, 03/25/36	474,374	0.4
8,490,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.440%, 12/15/47	162,477	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,006,301	0.8
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.503%, 06/12/41	137,090	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.940%, 06/15/49	1,007,235	0.8
200,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	197,706	0.1
500,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 5.577%, 07/15/46	555,711	0.4
6,714,739	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.837%, 06/15/45	413,988	0.3
756,331		JP Morgan Chase Commercial Mortgage Securities Trust, 5.129%, 10/15/42	755,001	0.6
148,663		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	128,353	0.1
425,463		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	379,149	0.3
924,871		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	768,217	0.6
13,633		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	14,259	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	973,740	0.7
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	755,117	0.6
1,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	953,082	0.7
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.080%, 06/15/38	9,985	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2007-C1, 5.484%, 02/15/40	1,002,504	0.8
10,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.322%, 07/15/40	9,991	0.0
102,555		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	85,883	0.1
107,239		Lehman XS Trust Series 2005-5N 1A2, 0.885%, 11/25/35	83,872	0.1
222,407		Lehman XS Trust Series 2006-14N 2A, 0.725%, 09/25/46	180,029	0.1
14,828,905	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, 1.299%, 12/15/47	868,971	0.7
270,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.601%, 09/15/47	297,391	0.2
1,722,909		Morgan Stanley Mortgage Loan Trust 2006-9AR, 0.675%, 08/25/36	826,357	0.6
131,523		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.735%, 04/25/36	109,987	0.1
83,365		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	74,834	0.1
222,610		Structured Adjustable Rate Mortgage Loan Trust, 2.976%, 03/25/35	217,125	0.2
209,719		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.056%, 10/25/36	177,773	0.1
237,357		WaMu Mortgage Pass Through Certificates, 2.791%, 09/25/36	216,067	0.2
39,773		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.575%, 10/25/36	34,948	0.0
997,409		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.237%, 11/25/36	891,416	0.7
273,807		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 2.237%, 11/25/36	244,710	0.2
123,937		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.696%, 12/25/36	114,020	0.1
43,341		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 2A3, 2.776%, 08/25/36	38,843	0.0
154,571		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.802%, 08/25/46	135,665	0.1

See Accompanying Notes to Financial Statements

49

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

239,690		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.603%, 12/25/36	210,067	0.2
24,319		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.303%, 04/25/37	21,228	0.0
131,368		WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.575%, 07/25/37	107,623	0.1
1,285,665		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.425%, 11/25/35	920,411	0.7
233,278		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	206,365	0.2
337,195		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	314,861	0.2
348,129		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.467%, 08/25/46	234,369	0.2
1,501,992		Washington Mutual Mortgage Pass-Through Certificates, 1.125%, 07/25/36	790,744	0.6
112,228		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.955%, 06/25/37	82,876	0.1
1,593,178		Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 3.232%, 09/25/36	1,505,874	1.2
1,209,590		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.003%, 10/25/36	1,154,733	0.9
68,468		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.860%, 03/25/36	65,233	0.0
191,069		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.088%, 05/25/36	182,336	0.1
203,065		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust, 3.088%, 05/25/36	193,784	0.1
1,006,202		Wells Fargo Mortgage Backed Securities 2007-3 Trust, 0.651%, 04/25/37	809,385	0.6
263,940		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.944%, 12/28/37	243,626	0.2
459,532	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.410%, 04/15/45	38,721	0.0
473,794	#,^ WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.255%, 08/15/45	37,208	0.0
4,133,781	#,^ WFRBS Commercial Mortgage Trust 2012-C9, 2.282%, 11/15/45	334,484	0.3
6,331,401	#,^ WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.528%, 03/15/48	376,013	0.3

	Total Collateralized Mortgage Obligations
	(Cost $43,024,941)	43,107,129	33.4

U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Bonds: 0.0%
12,000	2.500%, due 05/15/46	12,461	0.0

		U.S. Treasury Notes: 0.0%
2,000	0.750%, due 08/31/18	2,000	0.0
9,000	1.375%, due 08/31/23	8,975	0.0
		10,975	0.0

	Total U.S. Treasury Obligations
	(Cost $23,622)	23,436	0.0

LOANS: 24.3%
		Aerospace & Defense: 0.1%
71,053	Transdigm, Inc., Term Loan F (DD), 3.854%, 06/15/23	71,119	0.0
78,947	Transdigm, Inc., Term Loan F, 3.854%, 06/15/23	79,022	0.1
		150,141	0.1

		Automotive: 0.8%
247,487	Dynacast International LLC - Term Loan B, 4.500%, 01/15/22	248,725	0.2
247,475	Midas Intermediate Holdco II, LLC - Incremental Term Loan B, 4.500%, 08/18/21	249,949	0.2
248,125	NN, Inc. - 2015 Term Loan B, 5.750%, 10/19/22	248,823	0.2
248,125	TI Group Automotive Systems, L.L.C. - 2015 USD Term Loan, 4.500%, 06/30/22	249,364	0.2
		996,861	0.8

		Building & Development: 0.4%
200,792	Doosan Infracore International, Inc. - Term Loan B, 4.500%, 05/28/21	203,302	0.2
196,429	Ventia Service (fka Leighton), Upsized Term Loan B, 5.000%, 05/21/22	197,656	0.1

See Accompanying Notes to Financial Statements

50

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

149,625	Zekelman Industries, Inc. (fka JMC Steel), Term Loan B, 6.000%, 06/14/21	152,057	0.1
		553,015	0.4

	Business Equipment & Services: 1.5%
248,125	AlixPartners, LLP - 2015 Term Loan B, 4.500%, 07/28/22	249,004	0.2
231,453	First Data Corporation, 2021 Dollar Term Loan, 4.854%, 03/24/21	233,124	0.2
150,000	ION Trading Technologies Limited, TL B USD 2016 refi, 4.250%, 07/31/23	150,281	0.1
248,125	KinderCare Education, LLC (fka Knowledge Universe Education, LLC), Incremental First Lien Term Loan, 6.000%, 08/13/22	249,986	0.2
242,247	Learning Care Group (US) No. 2 Inc. - New Term Loan, 5.000%, 05/05/21	242,852	0.2
249,375	Solera Management, USD Term Loan B, 5.750%, 03/03/23	252,219	0.2
247,436	SurveyMonkey Inc. - Term Loan B, 6.250%, 02/07/19	245,580	0.2
150,000	Thomson Reuters Intellectual Property & Science, 1st Lien Term Loan, 4.750%, 09/15/23	150,258	0.1
150,000	West Corp, Term Loan B-12, 3.854%, 06/30/23	151,088	0.1
		1,924,392	1.5

	Cable & Satellite Television: 1.3%
250,000	Liberty Cablevision of Puerto Rico LLC - 1st Lien Term Loan, 4.500%, 01/07/22	247,708	0.2
248,125	Numericable (YPSO France SAS), Term Loan B5 USD, 4.666%, 07/31/22	249,495	0.2
249,375	Numericable (YPSO France SAS), Term Loan B7 USD, 5.104%, 01/08/24	251,791	0.2
150,000	Telenet Group Holding NV, TLAD, 4.354%, 06/30/24	151,547	0.1
150,000	UPC Financing Partnership, Term Loan AN, 3.854%, 08/31/24	151,800	0.1
150,000	WaveDivision Holdings LLC, TLB with Add-On 8/16, 4.000%, 10/15/19	150,281	0.1
250,000	Wideopenwest Finance, LLC, 2016 TLB, 4.500%, 08/15/23	249,238	0.2
245,747	Yankee Cable Acquisition, LLC - Term Loan B, 4.250%, 02/25/20	246,301	0.2
		1,698,161	1.3

	Chemicals & Plastics: 1.8%
85,549	Allnex S.a.r.l. (Monarch), Term B-2 Facility, 5.104%, 09/13/23	86,511	0.1
64,451	Allnex S.a.r.l. (Monarch), Term B-3 Facility, 5.104%, 09/13/23	65,177	0.1
10,180	Avantor Performance Materials, Delayed Draw 1L Term Loan, 5.854%, 06/21/22	10,231	0.0
150,000	Avantor Performance Materials, First Lien Term Loan, 6.000%, 06/21/22	150,656	0.1
39,820	Avantor Performance Materials, Incremental 1L Term Loan, 6.000%, 06/21/22	40,019	0.0
242,883	Emerald Performance Materials, LLC - New 1st Lien Term Loan, 4.500%, 08/01/21	244,199	0.2
35,196	Flint Group GmbH - USD Term Loan C, 4.500%, 09/07/21	35,196	0.0
212,910	Flint Group US LLC - USD 1st Lien Term Loan B2, 4.500%, 09/07/21	212,111	0.2
249,375	Huntsman International LLC, 2016 Term Loan B, 4.354%, 03/28/23	251,401	0.2
247,486	Ineos US Finance LLC - 2015 USD Term Loan, 4.250%, 03/31/22	248,702	0.2
250,000	Kraton Polymers, LLC - Term Loan B, 6.000%, 01/06/22	252,129	0.2
150,000	Omnova Solutions Inc, Term Loan B, 5.250%, 08/24/23	149,813	0.1
150,000	PolyOne Corporation, Incremental Term Loan B, 3.604%, 11/12/22	150,984	0.1
125,000	Tronox Pigments (Netherlands) BV, Term Loan, 4.500%, 03/19/20	123,906	0.1
248,120	Zep Inc. - Term Loan, 5.500%, 06/27/22	249,051	0.2
		2,270,086	1.8

	Clothing/Textiles: 0.2%
247,481	Varsity Brands, Inc. - 1st Lien Term Loan, 5.000%, 12/10/21	248,657	0.2

See Accompanying Notes to Financial Statements

51

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

	Conglomerates: 0.1%
150,000	WireCo WorldGroup, Inc., 1st Lien Term Loan, 6.500%, 07/31/23	150,750	0.1

	Containers & Glass Products: 1.2%
247,576	Berlin Packaging LLC - 2014 1st Lien Term Loan, 4.500%, 10/01/21	248,737	0.2
158,573	Otter Products, TLB, 5.750%, 06/03/20	141,395	0.1
247,500	Peacock Engineering Company, LLC - 2015 Term Loan B, 5.250%, 07/27/22	246,159	0.2
248,126	Prolampac Intermediate Inc. - 1st Lien Term Loan, 5.750%, 08/18/22	248,901	0.2
150,000	Reynolds Group Holdings Inc, USD Term Loan, 4.250%, 02/04/23	150,639	0.1
248,116	SIG Combibloc US Acquisition Inc - USD Term Loan, 4.250%, 03/10/22	248,758	0.2
248,120	Tekni-Plex, Inc. - 2015 USD Term Loan B, 4.500%, 06/01/22	247,841	0.2
		1,532,430	1.2

	Cosmetics/Toiletries: 0.3%
249,375	Coty Inc. - USD Term Loan B, 3.854%, 10/27/22	250,518	0.2
150,000	Revlon Consumer Products Corporation, TLB 2016, 4.354%, 09/07/23	150,589	0.1
		401,107	0.3

	Diversified Insurance: 1.6%
248,346	Acrisure, LLC - 2015 1st Lien Term Loan, 6.500%, 05/19/22	248,269	0.2
247,494	Alliant Holdings I, Inc. - 2015 Term Loan B, 4.500%, 08/14/22	247,825	0.2
248,712	AmWINS Group, Inc., Term Loan, 4.750%, 09/06/19	250,525	0.2
237,916	Applied Systems, Inc. - New 1st Lien Term Loan, 4.000%, 01/25/21	238,684	0.1
248,752	AssuredPartners, Inc. - 2015 1st Lien Term Loan, 5.750%, 10/21/22	250,514	0.2
247,462	Hub International Limited - Term Loan B, 4.000%, 10/02/20	247,713	0.2
247,477	National Financial Partners Corp. - New Term Loan B, 4.500%, 07/01/20	248,121	0.2
247,449	USI, Inc. - Term Loan B, 4.250%, 12/27/19	247,836	0.2
150,000	Vertafore, Inc., Term Loan B, 4.750%, 06/30/23	150,668	0.1
		2,130,155	1.6

	Drugs: 0.2%
201,039	Akorn, Inc. - Term Loan B, 5.250%, 04/16/21	203,551	0.2

	Electronics/Electrical: 2.5%
247,487	AF Borrower LLC - 1st Lien Term Loan, 6.250%, 01/28/22	248,802	0.2
150,000	Avast Software B.V., Term Loan USD, 5.000%, 08/03/22	151,000	0.1
208,963	Blackboard, Inc. - Term Loan B3, 4.750%, 10/04/18	208,614	0.2
150,000	Cavium, Inc., Term Loan B, 3.854%, 08/15/22	151,313	0.1
100,671	Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	100,199	0.1
200,000	Dell International LLC, Term Loan B, 4.104%, 09/07/23	201,385	0.1
115,000	Epicor Software Corporation, 08/16 Incremental Term Loan B, 5.000%, 06/01/22	113,994	0.1
0	Epiq Systems, Inc. - Term Loan B, 08/27/20	–	–
150,000	Eze Castle Software, Inc., Incremental Term Loan, 4.500%, 04/04/20	149,906	0.1
245,764	Kronos Incorporated - Initial Incremental Term Loan, 4.500%, 10/30/19	246,801	0.2
248,750	Lully Finance LLC - USD Term Loan B1, 5.000%, 10/16/22	249,216	0.2
150,000	M/A-COM Technology Solutions Holdings, Inc., Upsized Term Loan B, 4.604%, 05/07/21	151,313	0.1
150,000	Micron Technology, Inc., Term Loan B, 6.854%, 04/26/22	151,929	0.1
250,000	ON Semiconductor Corporation, Term Loan B, 5.354%, 03/31/23	251,806	0.2
250,000	SolarWinds Holdings, Inc., Term Loan, 5.500%, 02/05/23	252,630	0.2
204,459	TTM Technologies, Term Loan B, 6.000%, 05/31/21	207,395	0.2
149,625	Veritas Technologies Corporation, USD Term Loan B-1, 6.625%, 01/29/23	140,211	0.1
248,000	Western Digital, USD Term Loan B-1, 4.604%, 04/29/23	251,023	0.2
		3,227,537	2.5

See Accompanying Notes to Financial Statements

52

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

	Financial Intermediaries: 0.4%
248,750	First Eagle Investment Management, LLC - Term Loan, 4.854%, 12/01/22	248,439	0.2
249,375	NorthStar Asset Management, Term Loan B, 4.729%, 01/31/23	249,843	0.2
		498,282	0.4

	Food Products: 1.1%
168,462	Advance Pierre Foods, 1L Term Loan, 4.500%, 05/30/23	169,742	0.1
248,085	CSM Bakery Solutions LLC - 1st Lien Term Loan, 5.000%, 07/03/20	240,953	0.2
248,092	Del Monte Foods, Inc. - 1st Lien Term Loan, 4.250%, 02/18/21	234,033	0.2
248,125	Hostess Brands, LLC - 1st Lien Term Loan, 4.500%, 08/03/22	249,831	0.2
248,750	JBS USA, LLC - 2015 Term Loan B, 4.000%, 10/30/22	249,369	0.2
236,075	Keurig Green Mountain, Inc., USD Term Loan B, 5.354%, 03/03/23	239,498	0.2
		1,383,426	1.1

	Food Service: 0.3%
232,051	Manitowoc Foodservice, Inc., Term Loan B, 5.750%, 03/03/23	235,384	0.2
150,000	US Foods, Inc., Term Loan B, 4.104%, 06/30/23	151,259	0.1
		386,643	0.3

	Food/Drug Retailers: 0.3%
150,000	NBTY, Inc., USD Term Loan B, 5.000%, 05/05/23	150,813	0.1
232,476	Supervalu Inc. - Refi Term Loan B, 5.500%, 03/21/19	232,977	0.2
		383,790	0.3

	Forest Products: 0.2%
250,000	Blount International, Inc., Term Loan B USD, 7.250%, 04/12/23	253,438	0.2

	Health Care: 3.1%
247,494	ADMI Corp. - 2015 Term Loan B, 5.250%, 04/30/22	249,273	0.2
150,000	Air Medical Group Holdings, Inc., Incremental Term Loan B-1, 5.000%, 04/28/22	149,138	0.1
150,000	ATI Physical Therapy, First Lien Term Loan, 5.500%, 05/10/23	151,062	0.1
398,623	CHG Medical Staffing, Inc., 1st lien term loan, 4.750%, 05/26/23	401,578	0.3
150,000	ExamWorks Group, Inc., First lien term loan, 4.750%, 07/27/23	151,148	0.1
199,500	Kinetic Concepts, Inc., Dollar Term F, 5.000%, 11/01/20	201,474	0.1
143,516	Multiplan, Inc, First lien term loan, 5.000%, 06/07/23	145,489	0.1
225,779	NAPA, Upsized First Lien Term Loan, 6.000%, 04/19/23	228,884	0.2
249,375	NVA Holdings, Inc., Upsized non-fungible add-on, 5.500%, 08/14/21	250,310	0.2
235,915	Onex Carestream Finance LP - 1st Lien Term Loan, 5.000%, 06/07/19	219,578	0.2
248,125	Onex TSG Holdings II Corp. - 1st Lien Term Loan, 5.000%, 07/31/22	249,417	0.2
150,000	Patterson Medical Holdings, Inc., Upsized 1st Lien Term Loan, 5.750%, 08/28/22	148,500	0.1
150,000	Precyse Acquisition Corp., First lien term loan, 6.500%, 10/20/22	151,313	0.1
150,000	Prospect Medical Holdings, Inc., Term Loan B, 7.000%, 07/01/22	148,781	0.1
249,375	Quorum Health, Term B, 6.750%, 04/29/22	242,400	0.2
249,375	Select Medical Corporation - Series F Term Loan B, 6.000%, 03/03/21	251,944	0.2
249,375	Surgery Center Holdings, Inc., Non-fungible 1st Lien add-on, 5.250%, 11/03/20	249,843	0.2
248,750	U.S. Renal Care, Inc. - 2015 Term Loan B, 5.250%, 12/30/22	239,857	0.2
219,963	Vizient, Inc. - 1st Lien Term Loan, 6.250%, 02/13/23	222,713	0.2
		4,052,702	3.1

	Home Furnishings: 0.4%
299,250	ADT fka Protection One, Inc., Upsized ADT First Lien Term Loan B-1, 4.750%, 05/02/22	302,616	0.2
250,000	Serta Simmons Holdings, LLC - Term Loan, 4.250%, 10/01/19	251,094	0.2
		553,710	0.4

	Industrial Equipment: 1.2%
247,436	Apex Tool Group, LLC - Term Loan B, 4.500%, 01/31/20	244,266	0.2
247,455	EWT Holdings III Corp. - 1st Lien Term Loan, 4.750%, 01/15/21	248,074	0.2

See Accompanying Notes to Financial Statements

53

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

247,589	Filtration Group Corporation - 1st Lien Term Loan, 4.250%, 11/30/20	248,610	0.2
150,000	Global Brass and Copper, Inc., Term Loan B, 5.250%, 06/30/23	152,156	0.1
180,322	Kenan Advantage Group, Inc., Term Loan B, 4.000%, 07/31/22	179,815	0.1
55,373	Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.000%, 07/31/22	55,218	0.1
128,495	MKS Instruments, Term Loan B, 4.354%, 04/29/23	130,302	0.1
250,000	Sensus Metering Systems Inc., New Term Loan, 6.500%, 04/05/23	251,667	0.2
		1,510,108	1.2

	Leisure Goods/Activities/Movies: 0.6%
200,000	Fitness International, LLC., Upsized Term Loan B, 6.000%, 07/01/20	200,056	0.1
248,120	LTF Merger Sub, Inc. - Term Loan B, 4.250%, 06/10/22	248,715	0.2
247,468	NEP/NCP Holdco, Inc. - Incremental Term Loan, 4.500%, 01/22/20	246,772	0.2
150,000	UFC Holdings (fka Zuffa), First Lien Term Loan, 5.000%, 08/04/23	151,232	0.1
		846,775	0.6

	Lodging & Casinos: 0.8%
248,120	Amaya Holdings B.V. - USD 1st Lien Term Loan, 5.000%, 08/01/21	248,198	0.2
217,758	American Casino & Entertainment Properties LLC - 2015 Term Loan, 4.750%, 07/07/22	221,025	0.2
200,833	CityCenter Holdings, LLC - Term Loan B, 4.250%, 10/16/20	202,381	0.1
150,000	ESH Hospitality, Inc., TLB, 3.854%, 08/25/23	151,272	0.1
126,000	Pinnacle Entertainment, Inc., TLB, 3.854%, 04/28/23	126,315	0.1
150,000	Station Casinos LLC, Term Loan, 3.854%, 06/01/23	150,787	0.1
		1,099,978	0.8

	Oil & Gas: 0.2%
248,728	Southcross Energy Partners, L.P., Term Loan, 5.250%, 08/04/21	203,102	0.2

	Publishing: 0.4%
150,000	Cengage Learning Acquisition, Inc., TL-B, 5.250%, 05/31/23	150,134	0.1
150,000	McGraw Hill Global Education, Term Loan B, 5.000%, 05/04/22	150,975	0.1
250,000	Penton Media, Inc. - 2015 Term Loan, 4.750%, 10/03/19	250,469	0.2
		551,578	0.4

	Retailers (Except Food & Drug): 1.7%
247,348	Academy, Ltd. - 2015 Term Loan B, 5.000%, 07/01/22	242,401	0.2
234,235	Ascena Retail Group, Inc. - 2015 Term Loan B, 5.354%, 08/21/22	226,790	0.1
241,932	BJ's Wholesale Club, Inc. - New 1st Lien Term Loan, 4.500%, 09/26/19	242,537	0.2
249,375	FullBeauty Brands (F.K.A. OneStopPlus), 1st Lien TL, 5.750%, 10/14/22	236,906	0.2
150,000	Harbor Freight Tools USA, Inc., TL-B, 4.104%, 08/15/23	151,018	0.1
250,000	Hudson's Bay Company - 2015 Term Loan B, 4.750%, 09/30/22	251,562	0.2
150,000	Leslies Poolmart, Inc., TL-B, 5.500%, 08/16/23	151,219	0.1
235,237	Men's Wearhouse, Inc. (The) - Term Loan B, 4.500%, 06/18/21	234,208	0.2
248,750	Petco Animal Supplies, Inc. - 2016 Term Loan B1, 5.000%, 01/26/23	251,376	0.2
249,369	PetSmart, Inc., TL-B, 4.250%, 03/11/22	250,148	0.2
		2,238,165	1.7

	Surface Transport: 0.4%
208,609	OSG Bulk Ships, Inc - OBS Term Loan, 5.250%, 08/05/19	209,000	0.2
248,750	XPO Logistics, Term Loan B, 4.250%, 10/31/21	250,398	0.2
		459,398	0.4

	Telecommunications: 0.8%
245,301	Asurion LLC - Term Loan B4, 5.000%, 08/04/22	246,719	0.2
248,120	Communications Sales & Leasing, Inc. - Term Loan B, 5.000%, 10/24/22	249,268	0.2
247,455	Consolidated Communications, Inc. - New Term Loan B, 4.250%, 12/23/20	248,538	0.2
249,375	Windstream Corporation, Term Loan B-6, 5.854%, 03/29/21	250,388	0.2
		994,913	0.8

See Accompanying Notes to Financial Statements

54

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

		Utilities: 0.4%
150,000		Dayton Power and Light Company, Term Loan, 4.104%, 08/30/22	152,250	0.1
145,204		Dynegy Inc., Term Loan C, 5.000%, 06/30/23	146,323	0.1
203,571		Texas Competitive Electric Holdings Company LLC, Term Loan B, 5.000%, 10/31/17	205,098	0.2
46,429		Texas Competitive Electric Holdings Company LLC, Term Loan C, 5.000%, 10/31/17	46,777	0.0
			550,448	0.4

	Total Loans
	(Cost $30,933,165)		31,453,299	24.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.6%
		Federal Home Loan Mortgage Corporation: 4.6%##
142,502	^^	–%, due 05/15/36	123,403	0.1
3,216,117		1.424%, due 02/15/33	3,259,029	2.5
2,096,520	^	4.000%, due 05/15/39	248,208	0.2
488,448	^	4.276%, due 01/15/40	67,274	0.0
2,203,252	^	4.500%, due 07/15/41	338,183	0.3
2,405,098	^	5.000%, due 07/15/40	398,793	0.3
1,143,412	^	6.000%, due 03/01/33	243,585	0.2
670,342	^	6.000%, due 07/15/39	58,462	0.0
298,521	^	6.176%, due 05/15/35	15,802	0.0
778,411	^	6.500%, due 06/15/32	151,456	0.1
1,650,609	^	6.576%, due 05/15/36	332,805	0.3
491,041	^	6.926%, due 02/15/33	101,830	0.1
124,487	^	7.276%, due 05/15/30	28,687	0.0
385,402	^	7.576%, due 06/15/31	99,478	0.1
228,477	^	7.876%, due 12/15/31	60,500	0.0
58,493		8.000%, due 08/15/35	69,909	0.1
335,544	^	8.026%, due 11/15/30	73,004	0.1
39,294		16.411%, due 05/15/35	46,770	0.0
77,160		59.709%, due 12/15/35	246,710	0.2
			5,963,888	4.6

		Federal National Mortgage Association: 2.5%##
42,580,137	^	0.050%, due 06/25/42	83,167	0.1
1,504,628		1.095%, due 06/25/41	1,510,905	1.2
600,331	^	4.500%, due 10/25/41	70,338	0.1
14,273		5.500%, due 10/01/39	16,257	0.0
1,771,627	^	5.675%, due 04/25/33	261,217	0.2
176,760	^	5.975%, due 09/25/34	35,020	0.0
948,480	^	5.975%, due 06/25/38	52,549	0.0
4,137,936	^	6.000%, due 12/25/38	428,024	0.3
633,458	^	6.000%, due 08/25/42	127,233	0.1
1,002,707	^	6.025%, due 04/25/39	211,021	0.2
509,308	^	6.075%, due 03/25/32	94,726	0.1
1,553,940	^	6.075%, due 06/25/35	261,595	0.2
239,654	^	6.525%, due 08/25/34	51,352	0.0
286,537	^	7.975%, due 08/25/30	68,320	0.0
			3,271,724	2.5

		Government National Mortgage Association: 1.5%
10,868,777	^	0.200%, due 07/20/34	92,889	0.1
4,794,851	^	0.650%, due 11/20/37	105,862	0.1
101,910	^	3.500%, due 10/20/41	12,465	0.0
127,620	^	4.000%, due 04/20/40	1,290	0.0
510,454	^	4.000%, due 08/20/44	93,220	0.1
1,526,608	^	4.000%, due 10/20/44	275,323	0.2
658,550	^	4.500%, due 01/16/43	126,161	0.1
366,300	^	5.000%, due 04/20/39	8,037	0.0
327,657	^	5.568%, due 09/20/43	54,663	0.0
449,067	^	5.618%, due 07/20/43	74,528	0.1
975,889	^	5.870%, due 05/16/38	203,498	0.1
1,751,616	^	5.870%, due 01/16/40	354,864	0.3
1,995,782	^	5.950%, due 12/16/39	361,496	0.3
690,517	^	6.068%, due 01/20/40	94,765	0.1
			1,859,061	1.5

	Total U.S. Government Agency Obligations
	(Cost $10,580,049)		11,094,673	8.6

ASSET-BACKED SECURITIES: 7.8%
		Home Equity Asset-Backed Securities: 0.4%
767,563		GSAA Home Equity Trust 2006-3, 0.825%, 03/25/36	512,906	0.4

		Other Asset-Backed Securities: 7.4%
140,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	155,383	0.1
1,000,000	#	Carlyle High Yield Partners IX Ltd., 2.445%, 08/01/21	991,635	0.7
500,000	#	CIFC Funding 2007-I Ltd., 2.307%, 05/10/21	487,504	0.4
675,290	#	CIFC Funding 2007-I Ltd., 4.707%, 05/10/21	670,028	0.5
500,000	#	Cornerstone CLO Ltd. 2007-1A B, 1.630%, 07/15/21	495,356	0.4
1,785,506		CSAB Mortgage-Backed Trust 2007-1 1A3A, 5.858%, 05/25/37	835,082	0.6
1,000,000	#	Dryden XXV Senior Loan Fund 2012-25A D, 4.680%, 01/15/25	999,983	0.8
500,000	#	Emerson Park CLO Ltd. 2013-1A D, 4.430%, 07/15/25	489,196	0.4
500,000	#	Halcyon Loan Investors CLO II, Inc. 2007-2A C, 2.115%, 04/24/21	486,765	0.4
100,000	#	Invitation Homes Trust 2014-SFR2 E, 3.677%, 06/17/32	99,720	0.1
1,000,000	#	LCM XIII L.P. 13A D, 4.488%, 01/19/23	999,989	0.8
235,583	#	OHA Park Avenue CLO I Ltd., 2.176%, 03/14/22	229,595	0.2
1,000,000	#	OHA Loan Funding Ltd. 2013-1A D, 4.315%, 07/23/25	994,487	0.8
400,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	399,252	0.3
500,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.246%, 04/20/21	497,004	0.4

See Accompanying Notes to Financial Statements

55

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2016 (Unaudited) (continued)

750,000	# Telos CLO 2007-2A D Ltd., 2.880%, 04/15/22	733,886	0.5
		9,564,865	7.4

	Total Asset-Backed Securities
	(Cost $10,170,686)	10,077,771	7.8

	Total Long-Term Investments
	(Cost $108,111,662)	109,753,669	84.9

SHORT-TERM INVESTMENTS: 14.5%
		U.S. Treasury Bills: 3.9%
5,000,000	United States Treasury Bill, 12/29/16
	(Cost $4,996,631)	4,996,690	3.9

		Securities Lending Collateralcc: 0.3%
20,620	Cantor Fitzgerald, Repurchase Agreement dated 09/30/16, 0.54%, due 10/03/16 (Repurchase Amount $20,621, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $21,032, due 11/01/16-07/20/66)	20,620	0.0
362,000	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/16, 0.60%, due 10/03/16 (Repurchase Amount $362,018, collateralized by various U.S. Government Securities, 0.125%-3.375%, Market Value plus accrued interest $369,257, due 04/15/18-09/09/49)	362,000	0.3
		382,620	0.3

		U.S. Treasury Notes: 0.0%
20,000	United States Treasury Note, 0.625%, 06/30/17
	(Cost $19,969)	20,004	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 10.3%
12,266,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.340%††	12,266,000	9.5
1,090,564	Goldman Sachs Financial Square Money Market Fund- Institutional Shares, 0.440%††	1,090,564	0.8
	Total Mutual Funds
	(Cost $13,356,564)	13,356,564	10.3

	Total Short-Term Investments
	(Cost $18,755,785)	18,755,878	14.5

	Total Investments in Securities (Cost $126,867,446)	$128,509,547	99.4
	Assets in Excess of Other Liabilities	830,265	0.6
	Net Assets	$129,339,812	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at September 30, 2016.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $126,918,720.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,343,657
Gross Unrealized Depreciation	(752,830)

Net Unrealized Appreciation	$1,590,827

See Accompanying Notes to Financial Statements

56

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 6, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 6, 2016